                                                  NICHOLAS-APPLEGATE-Registered
                                                                     Trademark-
                                                            INSTITUTIONAL FUNDS





                               Semi-Annual Report
                              Institutional Shares
                               SEPTEMBER 30, 1999

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

During the six-month period ended September 30, 1999, global equity markets surged to record highs and suffered sharp declines. Amid these changing market conditions, the Nicholas-Applegate mutual funds largely outperformed their benchmarks as a result of the consistent application of our proven investment philosophy.

  In the United States, stocks benefited from solid corporate profits, low inflation and continued economic strength during much of the period. While the specter of higher interest rates contributed to a pullback during the third quarter, we continued to find stocks exhibiting the three elements of our investment philosophy: evidence of positive change; sustainability of that change; and timeliness of investment. The strong gains among US technology stocks across all market cap segments lifted the market to record highs during the period and helped small and mid caps narrow their underperformance gap versus large-cap stocks.

  Overseas, signs of economic recovery, corporate restructuring and increased merger and acquisition activity boosted returns for stocks in Japan. Similar themes, and a continued focus on enhancing shareholder value and improving corporate efficiency, characterized developed markets in Europe and contributed to gains. In emerging markets, two years after a devastating economic and currency crisis, many countries are demonstrating significant recoveries. The following factors boosted returns among emerging market stocks: improvement in economic conditions, declining interest rates, government efforts to implement reforms, corporate restructuring and a recovery in commodity prices.

  Fixed income markets were negatively affected by rising long-term interest rates during much of the period and the Federal Reserve Board's decision to increase short-term interest rates twice. At the same time, inflation remains benign -- despite investor worries. Economic growth is solid and the Fed is committed to fighting inflation -- all positive signs for bonds.

  Over the last six months, we further strengthened our investment and client service teams by hiring a number of talented professionals. We hired several investment professionals for our Global Equity Management Team who intensify our research and analysis capabilities in the United States and among developed and emerging markets. These additions fortify the depth of talent firmwide and enhance our ability to deliver superior investment results and excellent client service.

  We also introduced our Global Health Care Fund to capture the long-term growth potential of health care stocks around the world. The fund, launched on September 1, is our second sector-specific fund. The Global Technology Fund, launched last year, was our first.

  As we continue to sharpen our competitive advantages, I believe
Nicholas-Applegate is better positioned now to deliver superior long-term performance results and responsive client service than we have been at any point in our 15-year history. We appreciate your confidence and look forward to extending our relationship with you in the years to come.

Best Regards,

/S/ ART NICHOLAS
Art Nicholas
Managing Partner
Nicholas-Applegate Capital Management

--------------------------------------------------------------------------------

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                PAGE
The Funds' Review and Outlook, Performance and Schedule of
 Investments
  Worldwide Growth..........................................      1
  Global Blue Chip..........................................      7
  Global Growth & Income....................................     12
  Global Technology.........................................     17
  Global Health Care........................................     22
  International Core Growth.................................     25
  International Small Cap Growth............................     30
  Emerging Countries........................................     35
  Pacific Rim...............................................     40
  Latin America.............................................     45
  Large Cap Growth..........................................     49
  Mid Cap Growth............................................     52
  Small Cap Growth..........................................     56
  Mini Cap Growth...........................................     64
  Value.....................................................     69
  Convertible...............................................     73
  Short Intermediate........................................     78
  High Quality Bond.........................................     83
  High Yield Bond...........................................     89
The Funds'
  Financial Highlights......................................     94
  Statements of Assets and Liabilities......................     98
  Statements of Operations..................................    102
  Statements of Changes in Net Assets.......................    106
  Notes to the Financial Statements.........................    113

------------------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds. Distributor: Nicholas-Applegate Securities.

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global Systematic Portfolio Management and Research; ANDREW B. GALLAGHER, Partner, Portfolio Manager; PEDRO V. MARCAL, Partner, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; MELISA GRIGOLITE, Portfolio Manager; CHRISTOPHER V. ANGIOLETTI, Investment Analyst.

  GOAL: The Worldwide Growth Fund seeks to maximize long-term capital appreciation through investments in growth-oriented companies around the world including the United States.

  MARKET OVERVIEW: A number of factors contributed to a positive backdrop for global investing during the six-month period ended September 30, 1999.

  In the United States, optimism about the robust economy, strong corporate earnings reports, and low inflation contributed to large-cap indices reaching record highs. European economies showed signs of recovery during the period with prospects for strong growth in Germany, France, and Italy. Many equity markets in the region posted gains. The following factors contributed to brighter prospects for Europe:

  - rising consumer and business confidence

  - low inflation

  - continued trends of consolidation, restructuring and deregulation

  - a record pace of merger and acquisition activity

  In Japan, optimism about economic recovery and the trend of corporate restructuring contributed to better-than-expected stock market performance.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 13.2% versus 3.2% for its benchmark, the MSCI World Index.

  PORTFOLIO SPECIFICS: Stock selection, particularly within the technology sector in Japan, was critical to the fund's outperformance relative to its benchmark. For example, electronic device manufacturers Fujitsu, Sony and Matsushita, as well as software and peripheral distributor Softbank, were strong contributors to returns.

  In Germany, we owned Mannesmann AG, which continued to thrive amid the improvement in consumer and business demand in the country. Mannesmann is one of Germany's largest conglomerates, and is among the country's leading providers of telecommunications and engineering products and services.

  MARKET OUTLOOK: Our outlook for the world's developed markets remains optimistic amid a host of positive economic conditions, business trends, and consumer activity. Within such a positive economic backdrop we continue to find a myriad of stock opportunities that continue to post attractive earnings for the Worldwide Growth Fund.

--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI WORLD INDEX.

                                                         ANNUALIZED TOTAL RETURNS
                                                              As of 09/30/99                       SINCE
                           1 YEAR                                 5 YEARS                         INCEPTION
                           63.86%                                 21.91%                           20.59%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES  MSCI WORLD INDEX
4/19/1993                                   250,000.00        250,000.00
12/31/1993                                  286,073.06        273,515.66
12/31/1994                                  294,624.53        287,458.30
12/31/1995                                  339,841.23        345,989.58
12/31/1996                                  402,739.61        392,649.45
12/31/1997                                  474,947.92        454,494.69
12/31/1998                                  655,343.88        565,076.75
9/30/1999                                   836,701.08        604,155.15

This graph compares a $250,000 investment in the Worldwide Growth Fund Institutional Shares with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. The Fund's Institutional Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Institutional Shares were first available on 10/1/93. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 96.7%
--------------------------------------------------------------
AUSTRALIA -- 0.5%
  Rio Tinto, Ltd..................       38,000   $    644,422
                                                  ------------
BELGIUM -- 0.5%
  Fortis (B)......................       20,400        664,784
                                                  ------------
BRAZIL -- 0.5%
  Aracruz Celulose S.A. -- ADR....        9,200        192,050
  CIA Siderurgica Nacional........   11,398,000        287,918
  Petroleo Brasileiro S.A. --
    ADR...........................       18,400        283,671
                                                  ------------
                                                       763,639
                                                  ------------
CANADA -- 1.8%
  Anderson Exploration, Ltd.*.....       35,600        469,983
  Barrick Gold Corp...............       15,000        326,250
  Biovail International Corp.*....       10,200        517,650
  Nortel Networks Corp............       14,800        754,800
  Talisman Energy, Inc............       15,700        470,019
                                                  ------------
                                                     2,538,702
                                                  ------------
DENMARK -- 0.5%
  Tele Denmark AS.................       12,000        715,166
                                                  ------------
FINLAND -- 3.5%
  Nokia OYJ -- ADR................       37,300      3,350,006
  Sonera Group OYJ................       20,300        588,023
  Stora Enso OYJ Cl. R............       74,800        991,745
                                                  ------------
                                                     4,929,774
                                                  ------------
FRANCE -- 6.5%
  Alcatel.........................        4,600        633,901
  AXA.............................        5,600        708,490
  Cap Gemini S.A..................        4,200        661,973
  Carrefour S.A...................        4,400        704,273
  Coflexip S.A. -- ADR............        5,600        267,400
  Compagnie De St. Gobain.........        4,200        782,738
  Credit Lyonnais S.A.*...........       15,200        446,930
  Elf Aquitaine S.A...............        2,900        506,490
  Lafarge S.A.....................        6,500        718,522
  Michelin (CGDE) Cl. B...........       14,000        660,780
  Pechiney S.A. Cl. A.............       12,800        708,831
  Societe Television Francaise
    1.............................        3,700      1,035,121
  Suez Lyonnaise des Eaux.........        2,000        323,745
  Total Fina S.A..................        8,100      1,017,879
                                                  ------------
                                                     9,177,073
                                                  ------------
GERMANY -- 5.5%
  BASF AG.........................       15,700        668,789
  Bayerische Motoren Werke AG.....       28,600        807,126
  Deutsche Bank AG................       15,300      1,024,061
  Deutsche Telekom AG.............       16,700        684,710
  Edel Music AG...................        7,000        279,549
  Fresenius Medical Care AG.......        9,600        635,903
  Mannesmann AG...................        7,200      1,150,146
  SAP AG -- ADR...................       27,700      1,045,675
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
GERMANY (CONTINUED)
  Thyssen Krupp AG*...............       24,400   $    489,813
  Veba AG.........................       16,300        893,104
                                                  ------------
                                                     7,678,876
                                                  ------------
GREECE -- 0.3%
  Titan Cement Co. S.A............        3,900        454,949
                                                  ------------
HONG KONG -- 0.8%
  Cathay Pacific Airways..........      332,000        598,368
  HSBC Holdings PLC...............       51,000        582,694
                                                  ------------
                                                     1,181,062
                                                  ------------
HUNGARY -- 0.2%
  Matav Tovkozlesi -- ADR.........       13,100        356,975
                                                  ------------
INDIA -- 0.0%
  Bombay Surburban Electric Supply
    Co., Ltd......................          300          1,263
                                                  ------------
INDONESIA -- 0.0%
  Sampoerna International.........          100            177
                                                  ------------
IRELAND -- 0.3%
  CRH PLC.........................       20,400        390,615
                                                  ------------
ITALY -- 1.2%
  Bipop-Carire SpA*...............        8,800        376,737
  Mediaset SpA....................       75,100        766,987
  Seat-Pagine Gialle SpA..........      389,800        569,541
                                                  ------------
                                                     1,713,265
                                                  ------------
JAPAN -- 17.9%
  Asahi Chemical Industry Co.,
    Ltd...........................       62,000        345,318
  Bank of Tokyo-Mitsubishi,
    Ltd...........................       49,000        752,465
  Dai-Ichi Kangyo Bank, Ltd.......      118,000      1,471,814
  Fuji Soft ABC, Inc..............       11,500        979,666
  Fujitsu, Ltd....................       38,000      1,184,935
  Hitachi, Ltd....................       70,000        775,805
  KAO Corp........................       35,000        989,481
  KDD Corp........................        4,700        486,024
  Keyence Corp....................        1,000        267,681
  Matsushita Communication
    Industrial Co., Ltd...........        9,400      1,046,210
  Murata Manufacturing Co.,
    Ltd...........................        9,000        904,480
  Nintendo Co., Ltd...............        2,300        366,808
  Nippon Steel Corp...............      387,000      1,050,465
  Nippon Telegraph and Telephone
    Corp..........................           75        922,795
  Nomura Securities Co., Ltd......       47,000        728,374
  NTT Data Corp...................           31        349,394
  NTT Mobile Communications
    Network, Inc..................           68      1,341,223
  Orix Corp. -- ADR...............        5,700        346,275
  Rengo Co., Ltd..................       99,000        640,659
  Ryohin Keikaku Co., Ltd.........        1,400        282,709
  Ryohin Keikaku Co., Ltd. (99
    Shares)*......................        4,700        944,679
  Seven-Eleven Japan Co., Ltd.....        6,000        526,909

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
JAPAN (CONTINUED)
  Seven-Eleven Japan Co., Ltd. (99
    Shares)*......................        6,000   $    529,727
  Shin-Etsu Chemical Co...........       16,000        667,230
  Shohkoh Fund & Co., Ltd.........        1,500      1,120,034
  Softbank Corp...................        3,500      1,331,361
  Sony Corp.......................        8,000      1,195,454
  Sony Corp. -- ADR...............       17,200      2,581,075
  Takefuji Corp...................        6,000        999,155
                                                  ------------
                                                    25,128,205
                                                  ------------
MEXICO -- 0.4%
  Telefonos de Mexico S.A. --
    ADR...........................        7,000        498,750
                                                  ------------
NETHERLANDS -- 3.0%
  ASM Lithography Holding N.V. --
    ADR*..........................       14,200        952,288
  DSM N.V.........................       16,800        666,446
  Equant N.V.*....................        7,100        577,763
  Koninklijke Philips Electronics
    N.V...........................        6,400        646,400
  Royal Dutch Petroleum Co........        6,800        401,625
  STMicroelectronics N.V..........       13,000        962,000
                                                  ------------
                                                     4,206,522
                                                  ------------
SINGAPORE -- 0.7%
  DBS Group Holdings, Ltd.........       22,097        246,894
  Flextronics International,
    Ltd.*.........................        7,300        424,769
  Natsteel Electronics, Ltd.......       90,000        336,078
                                                  ------------
                                                     1,007,741
                                                  ------------
SOUTH KOREA -- 0.9%
  Korea Telecom Corp. -- ADR*.....       12,100        447,700
  Pohang Iron & Steel Co., Ltd. --
    ADR...........................       12,000        375,750
  Samsung Electronics -- GDR......        2,310        374,081
                                                  ------------
                                                     1,197,531
                                                  ------------
SWEDEN -- 0.6%
  LM Ericsson Telephone Co. --
    ADR...........................       26,800        837,500
                                                  ------------
SWITZERLAND -- 0.2%
  Julius Baer Holdings AG Cl. B...          100        296,548
                                                  ------------
TAIWAN -- 0.4%
  Taiwan Semiconductor
    Manufacturing Co., Ltd. --
    ADR*..........................       18,945        558,878
                                                  ------------
UNITED KINGDOM -- 6.1%
  ARM Holdings PLC ADR*...........       14,700        690,900
  Barclays PLC....................       16,700        490,368
  British Telecom PLC.............       25,700        389,170
  CMG PLC.........................       10,900        371,579
  Colt Telecom Group PLC*.........       20,000        475,610
  Corus Group PLC*................      301,900        766,906
  Eidos PLC*......................       11,600        737,203
  General Electric Co. PLC........       61,300        588,550
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  GKN PLC.........................       26,700   $    426,298
  Morgan Crucible Co. PLC.........      117,300        500,325
  Orange PLC*.....................       29,900        587,935
  Shell Transport & Trading Co....       70,100        524,117
  Smith & Nephew PLC*.............       97,200        306,141
  Standard Chartered PLC..........       29,600        427,997
  Unilever PLC....................       76,400        719,058
  Vodafone AirTouch PLC...........       25,161        595,855
                                                  ------------
                                                     8,598,012
                                                  ------------
UNITED STATES -- 44.4%
  Alltel Corp.....................       20,300      1,428,613
  America Online, Inc.............       22,800      2,371,200
  Amgen, Inc.*....................       29,700      2,420,550
  AT&T Corp. -- Liberty Media
    Group Cl. A*..................       63,900      2,372,288
  CBS Corp........................       41,200      1,905,500
  Cisco Systems, Inc.*............       33,100      2,269,419
  Comcast Corp. Cl. A.............       63,400      2,528,075
  Dell Computer Corp.*............       47,200      1,973,550
  EOG Resources, Inc..............       86,900      1,846,625
  Genentech, Inc.*................       14,700      2,150,794
  Halliburton Co..................       41,400      1,697,400
  Intel Corp......................       13,100        973,494
  International Paper Co..........       37,700      1,811,956
  Johnson & Johnson...............       22,200      2,039,625
  Lucent Technologies, Inc........       31,620      2,051,347
  MCI WorldCom, Inc...............       24,500      1,760,937
  MGM Grand, Inc.*................       47,100      2,410,930
  Microsoft Corp.*................       24,200      2,191,613
  Motorola, Inc...................       24,600      2,164,800
  Nike, Inc. Cl. B................       37,300      2,121,437
  Oracle Systems Corp.*...........       50,000      2,275,000
  Qualcomm, Inc.*.................       12,300      2,327,005
  Schlumberger, Ltd...............        5,200        324,025
  Solectron Corp.*................       30,000      2,154,374
  Sprint Corp. -- PCS Group.......       30,800      2,296,524
  Sun Microsystems, Inc.*.........       26,300      2,445,900
  Texas Instuments, Inc...........       22,900      1,883,524
  Tyco International, Ltd.........       25,300      2,612,224
  Wal-Mart Stores, Inc............       47,400      2,254,462
  Weatherford International,
    Inc.*.........................       45,400      1,452,800
  Williams Cos., Inc..............       49,300      1,845,668
                                                  ------------
                                                    62,361,659
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $123,858,196).........................    135,902,088
                                                  ------------
--------------------------------------------------------------
PREFERRED STOCK -- 0.5%
--------------------------------------------------------------
GERMANY -- 0.5%
  SAP AG
    (Cost: $779,034)..............        1,700        762,185
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
PREFERRED STOCK (Continued)
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
--------------------------------------------------------------
  Pitney Bowes, Inc.
    5.683%, 10/01/99
    (Cost: $3,577,443)............  $ 3,578,000   $  3,577,443
                                                  ------------
--------------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.5%
--------------------------------------------------------------
  J.P. Morgan & Co., Inc. $765,000
    at 5.310%, (Agreement dated
    09/30/99; to be repurchased at
    $765,111 on 10/01/99;
    collateralized by $760,000
    FNMA Notes, 5.970% due
    10/02/00 (Value $780,300))
    (Cost: $765,000)..............      765,000        765,000
                                                  ------------

TOTAL INVESTMENTS -- 100.3%
  (Cost: $128,979,673)........................   141,006,716
LIABILITIES IN EXCESS OF OTHER ASSETS --
(0.3%)........................................      (469,920)
                                                ------------
NET ASSETS -- 100.0%..........................  $140,536,796
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Airlines........................        0.4%
Apparel.........................        1.5
Audio/Video Products............        2.9
Auto Manufacturers..............        0.6
Auto Parts & Equipment..........        0.3
Biotechnology...................        3.3
Broadcasting....................        3.2
Building Materials..............        1.7
Chemicals.......................        1.7
Computer Services...............        0.7
Computer Software...............        3.6
Computers.......................        5.1
Cosmetics & Personal Products...        0.7
Diversified Financial
  Services......................        6.1
Diversified Manufacturing.......        3.3
Drugs/Pharmaceuticals...........        0.6
Electronic
  Components/Semiconductors.....        7.0
Electronics.....................        0.8
Entertainment Software..........        0.5
Food............................        1.0
Insurance.......................        0.5
Internet Software...............        1.7
Investment Companies............        1.2
Leisure/Gaming..................        1.7
Machinery.......................        0.8
Medical Products................        1.9

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------

Metal Fabrication & Hardware....        0.5%
Metals..........................        0.5
Mining..........................        0.2
Miscellaneous Manufacturing.....        0.4
Money Center Banks..............        3.2
Networking Products.............        1.6
Oil & Gas Producers.............        3.9
Oil & Gas Services..............        2.7
Paper & Related Products........        2.6
Pipelines.......................        1.3
Publishing......................        0.4
Regional Commercial Banks.......        0.5
Retail - Convenience Stores.....        0.8
Retail - Discount...............        1.6
Retail - Miscellaneous..........        0.9
Steel...........................        1.8
Telecommunications..............       11.8
Telecommunications Equipment....        8.8
Television......................        3.0
Tires...........................        0.5
Toys/Games/Hobbies..............        0.3
Water...........................        0.2
Liabilities in Excess of Other
  Assets........................       (0.3)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; LORETTA J. MORRIS, Partner, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager; MELISA GRIGOLITE, Portfolio Manager.

  GOAL: The Global Blue Chip Fund seeks to maximize long-term capital appreciation by investing globally in blue chip companies with large stock market capitalizations.

  MARKET OVERVIEW: A number of factors contributed to a positive backdrop for global investing during the six-month period ended September 30, 1999 and large-cap, blue chip stocks performed particularly well.

  In the United States, optimism about the robust economy, strong corporate earnings reports and low inflation contributed to large-cap indices reaching record highs during the period.

  European economies showed signs of recovery during the period with prospects for strong growth displayed in Germany, France, and Italy. Equity markets were boosted in these regions with the following factors contributing to brighter prospects for Europe:

  - rising consumer and business confidence

  - low inflation

  - continued trends of consolidation, restructuring and deregulation

  In Japan, corporate restructuring, continued rising mergers and acquisition activity, strength in the yen, and optimism about economic recovery all contributed to better-than-expected stock market performance, following six months of negative growth.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 22.9% versus 3.2% for its benchmark, the MSCI World Index.

  PORTFOLIO SPECIFICS: As of September 30, 1999, the fund's holdings were concentrated in the United States and Japan, where stock selection contributed to outstanding gains. During the period we significantly reduced our holdings throughout Europe on a stock-by-stock basis and increased our weighting in Japan.

  Technology holdings were among the fund's strongest performers. In Japan, semiconductor manufacturer Advantest and software and peripheral distributor Softbank were among the fund's top performers.

  In the United States, among the fund's strongest performers were: Exodus Communications, a provider of outsourcing solutions for Internet operations; JDS Uniphase, a developer of laser subsystem and fiber-optic telecommunications equipment products; and Sprint, a wireless telecommunication provider.

  MARKET OUTLOOK: Our outlook for the world's developed markets remains optimistic amid a host of positive economic conditions, business trends, and consumer activity. Within such a positive economic backdrop we continue to find a myriad of stock opportunities that continue to post attractive earnings for the Global Blue Chip Fund.

--------------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES WITH THE MSCI WORLD INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                           77.05%                             As of 09/30/99                       42.59%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES  MSCI WORLD INDEX
9/30/97                                  250,000.00        250,000.00
10/97                                    235,000.00        236,800.00
11/97                                    236,200.00        240,944.00
12/97                                    247,000.00        243,835.33
01/98                                    255,800.00        250,589.57
02/98                                    275,000.00        267,499.35
03/98                                    296,200.00        278,761.07
04/98                                    310,400.00        281,442.75
05/98                                    311,200.00        277,874.06
06/98                                    325,800.00        284,431.89
07/98                                    334,000.00        283,919.91
08/98                                    277,000.00        246,016.60
09/98                                    286,800.00        250,321.89
10/98                                    298,200.00        272,900.93
11/98                                    319,686.98        289,083.95
12/98                                    361,060.62        303,162.34
01/99                                    397,186.86        309,771.28
02/99                                    377,610.07        301,500.39
03/99                                    413,332.67        314,012.65
04/99                                    428,469.36        326,353.35
05/99                                    414,745.42        314,382.71
06/99                                    463,384.67        329,001.51
07/99                                    473,677.62        327,981.60
08/99                                    491,841.65        327,358.44
9/30/99                                  507,785.64        324,128.80

This graph compares a $250,000 investment in the Global Blue Chip Fund Institutional Shares with the MSCI World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") World Index consists of more than 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK & OTHER INVESTMENTS -- 101.2%
---------------------------------------------------------------
AUSTRALIA -- 0.8%
  Rio Tinto, Ltd......................    6,000     $   101,751
                                                    -----------
CANADA -- 1.7%
  Nortel Networks Corp................    4,400         224,400
                                                    -----------
FINLAND -- 1.3%
  Nokia OYJ -- ADR....................    1,900         170,644
                                                    -----------
FRANCE -- 5.1%
  Alcatel.............................      800         110,244
  AXA -- ADR..........................    1,000         126,516
  Carrefour S.A.......................      800         128,050
  Michelin (CGDE) Cl. B...............    2,500         117,996
  Total Fina S.A......................    1,500         188,496
                                                    -----------
                                                        671,302
                                                    -----------
GERMANY -- 3.6%
  BASF AG.............................    3,000         127,794
  Mannesmann AG.......................    1,300         207,665
  SAP AG Pfd..........................      300         134,503
                                                    -----------
                                                        469,962
                                                    -----------
INDIA -- 0.4%
  ICICI, Ltd. -- ADR*.................    4,100          49,200
                                                    -----------
ITALY -- 0.8%
  Mediaset SpA........................   10,100         103,150
                                                    -----------
JAPAN -- 26.9%
  Advantest Corp......................    1,700         245,891
  Bank of Tokyo-Mitsubishi, Ltd.......    5,000          76,782
  Dai-Ichi Kangyo Bank, Ltd...........   11,000         137,203
  Fast Retailing Co., Ltd.............    1,000         198,178
  Fujitsu, Ltd........................    5,800         180,858
  Hitachi, Ltd........................    1,400         152,775
  Internet Initiative Japan...........    3,000         192,000
  KDD Corp............................      700          72,387
  Keyence Corp........................      700         187,377
  Murata Manufacturing Co., Ltd.......    1,000         100,498
  Nomura Securities Co., Ltd..........   11,000         170,471
  NTT Corp............................       10         123,039
  NTT Data Corp.......................        6          67,625
  NTT Mobile Communications...........        9         177,515
  Ryohin Keikaku Co., Ltd.............      300          60,580
  Ryohin Keikaku Co., Ltd. (99
    Shares)*..........................      800         160,796
  Seven-Eleven Japan Co., Ltd. (99
    Shares)*..........................    2,000         176,576
  Shohkoh Fund & Co., Ltd.............      240         179,205
  Softbank Corp.......................      600         228,233
  Sony Corp...........................    1,000         149,432
  Sony Corp. -- ADR...................      600          90,038
  Takefuji Corp.......................    1,000         166,526
  World Co., Ltd......................    2,000         215,648
                                                    -----------
                                                      3,509,633
                                                    -----------
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
NETHERLANDS -- 4.1%
  Baan Co., N.V.*.....................    7,000     $   101,500
  DSM N.V.............................    3,000         119,008
  Equant N.V.*........................    1,000          81,375
  Koninklijke Philips Electronics
    N.V...............................    1,100         111,100
  Royal Dutch Petroleum Co............    2,000         118,125
                                                    -----------
                                                        531,108
                                                    -----------
SOUTH KOREA -- 1.7%
  Korea Telecom Corp. -- ADR*.........    3,200         118,400
  Pohang Iron & Steel Co., Ltd. --
    ADR...............................    3,500         109,594
                                                    -----------
                                                        227,994
                                                    -----------
SPAIN -- 0.0%
  Telefonica S.A. -- ADR..............       60           2,880
                                                    -----------
SWEDEN -- 1.1%
  LM Ericsson Telephone Co. -- ADR....    4,500         140,625
                                                    -----------
TAIWAN -- 1.0%
  Taiwan Semiconductor Manufacturing
    Co., Ltd. -- ADR..................    4,300         126,850
                                                    -----------
UNITED KINGDOM -- 4.5%
  Colt Telecom Group PLC*.............    4,500         107,012
  Corus Group PLC.....................   25,400          64,523
  Orange PLC*.........................    3,900          76,687
  Unilever PLC........................   14,000         131,764
  Vodafone AirTouch PLC...............    8,541         202,265
                                                    -----------
                                                        582,251
                                                    -----------
UNITED STATES -- 48.2%
  AES Corp.*..........................    3,000         177,000
  Allergan, Inc.*.....................    1,000         110,000
  America Online, Inc.................    1,500         156,000
  Amgen, Inc.*........................    1,500         122,250
  Amkor Technology, Inc.*.............    8,000         129,000
  Apache Corp.........................    5,000         215,937
  Applied Materials, Inc.*............    1,500         116,813
  Broadcom Corp. Cl. A................    1,000         109,000
  Cisco Systems, Inc.*................    3,000         205,687
  Computer Sciences Corp.*............    2,000         140,625
  Conexant Systems, Inc.*.............    3,000         217,968
  Corning, Inc........................    2,000         137,125
  Covad Communications Group, Inc.*...    2,000          87,188
  Cypress Semiconductor Corp.*........    5,000         107,500
  Electronic Arts, Inc.*..............    1,000          72,375
  Electronic Data Systems Corp........    2,800         148,225
  EMC Corp.*..........................    2,000         142,875
  Enron Corp..........................    4,000         165,000
  EOG Resources, Inc..................    6,000         127,500
  Exodus Communications, Inc.*........    3,200         230,600
  Freeport-McMoran Copper & Gold, Inc.
    Cl. B.............................   11,000         171,187
  Halliburton Co......................    5,000         205,000
  Home Depot, Inc.....................    2,000         137,250
  Internet Capital Group, Inc.*.......    3,000         263,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK & OTHER INVESTMENTS (Continued)
---------------------------------------------------------------
UNITED STATES (CONTINUED)
  JDS Uniphase Corp.*.................    2,000     $   227,625
  Metro-Goldwyn-Mayer, Inc.*..........    6,000         105,000
  Microsoft Corp.*....................    1,500         135,844
  Phone.com, Inc.*....................    1,500         227,250
  Qualcomm, Inc.*.....................      600         113,512
  Smurfit-Stone Container Corp.*......    7,000         151,375
  Sprint Corp. -- PCS Group...........    3,500         260,969
  Sun Microsystems, Inc.*.............    2,000         186,000
  Texas Instuments, Inc...............    1,000          82,250
  Tiffany & Co........................    3,000         179,813
  Unisys Corp.........................    5,000         225,625
  Verticalnet, Inc.*..................    4,000         148,000
  Viacom Inc. Cl. A...................    2,500         108,125
  Wal-Mart Stores, Inc................    3,000         142,688
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
UNITED STATES (CONTINUED)
  Weatherford International, Inc.*....    4,000     $   128,000
  Yahoo!, Inc.*.......................    1,000         179,500
                                                    -----------
                                                      6,297,306
                                                    -----------
TOTAL COMMON STOCK & OTHER INVESTMENTS
  (Cost: $10,942,399)............................    13,209,056
                                                    -----------

TOTAL INVESTMENTS -- 101.2%
  (Cost: $10,942,399)..........................   13,209,056
LIABILITIES IN EXCESS OF OTHER ASSETS --
(1.2%).........................................     (152,769)
                                                 -----------
NET ASSETS -- 100.0%...........................  $13,056,287
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Apparel.........................        1.7%
Audio/Video Products............        1.8
Biotechnology...................        0.9
Chemicals.......................        1.9
Computer Services...............        2.2
Computer Software...............        2.8
Computers.......................        6.3
Diversified Financial
  Services......................        4.9
Electric........................        1.4
Electronic
  Components/Semiconductors.....       12.5
Electronics.....................        1.2
Entertainment...................        1.6
Entertainment Software..........        0.6
Food............................        2.0
Insurance.......................        1.0
Internet Content................        4.5
Internet Software...............        6.8
Investment Companies............        1.7
Machinery.......................        2.5
Metals..........................        2.1
Miscellaneous Manufacturing.....        1.1

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Money Center Banks..............        1.1%
Networking Products.............        1.6
Oil & Gas Producers.............        6.2
Oil & Gas Services..............        2.6
Optical Supplies................        0.8
Packaging & Containers..........        1.2
Retail - Apparel................        1.5
Retail - Building Products......        1.1
Retail - Convenience Stores.....        1.4
Retail - Discount...............        1.1
Retail - Jewelry................        1.4
Retail - Miscellaneous..........        1.7
Steel...........................        1.3
Telecommunications..............       10.0
Telecommunications Equipment....        5.0
Television......................        0.8
Tires...........................        0.9
Liabilities in Excess of Other
  Assets........................       (1.2)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL GROWTH & INCOME FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; RANDALL S. KAHN, CFA, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; MELISA GRIGOLITE, Portfolio Manager.

  GOAL: The Global Growth & Income Fund seeks to deliver total return consisting of long-term capital appreciation and current income from a diversified portfolio of stocks and fixed income securities of companies located throughout the world.

  MARKET OVERVIEW: A number of factors contributed to a positive backdrop for global investing during the six-month period ended September 30, 1999.

  In the United States, optimism about the robust economy, strong corporate earnings reports and low inflation contributed to large-cap indices reaching record highs during the period.

  European economies showed signs of recovery during the period with prospects for strong growth displayed in Germany, France, the United Kingdom and Italy. Equity markets were boosted in these regions with the following factors contributing to brighter prospects for Europe:

  - rising consumer and business confidence

  - low inflation

  - continued trends of consolidation, restructuring and deregulation

  In Japan, corporate restructuring, continued rising mergers and acquisition activity, strength in the yen, and optimism about economic recovery all contributed to better-than-expected stock market performance following six months of negative growth.

  PERFORMANCE: For the six-month period ending September 30, 1999, the Global Growth & Income Fund posted an increase of 10.9% versus 3.2% for its benchmark, the MSCI World Index.

  PORTFOLIO SPECIFICS: Stock selection and overweighting in both Japan and the United States versus the benchmark contributed to the fund's outperformance in the period. We increased our exposure in Japan to more than 27%, up from 8% on March 31. While still overweighted versus the benchmark, we reduced our exposure in the United States from 59% to 50%. We also decreased our weighting in Europe on a stock-by-stock basis to 18% from 27%.

  Stock selection and our overweighting among technology stocks versus the benchmark positively affected returns. We held stocks such as Internet leader America Online and wireless communications supplier Qualcomm in the United States and Internet/software company Softbank in Japan.

  MARKET OUTLOOK: We remain optimistic in our outlook for global investing as we continue to unearth exciting opportunities on a stock-by-stock basis. Favorable themes such as increased international trade, deregulation, restructuring and consolidation among companies worldwide all bode well for the Global Growth & Income Fund.

--------------------------------------------------------------------------------

GLOBAL GROWTH & INCOME FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL GROWTH & INCOME FUND INSTITUTIONAL SHARES WITH THE MSCI WORLD INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                           37.44%                             As of 09/30/99                       26.97%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GLOBAL GROWTH &     MSCI WORLD INDEX
             INCOME FUND
         INSTITUTIONAL SHARES
6/30/97            250,000.00        250,000.00
7/97               286,200.00        261,475.00
8/97               285,000.00        243,930.03
9/97               318,200.00        257,151.03
10/97              298,200.00        243,573.46
11/97              304,209.44        247,836.00
12/97              311,683.44        250,810.03
1/98               314,057.27        257,757.47
2/98               325,926.40        275,150.94
3/98               340,620.39        286,734.79
4/98               346,830.86        289,493.18
5/98               344,394.44        285,822.41
6/98               354,921.78        292,567.82
7/98               361,302.73        292,041.20
8/98               303,343.75        253,053.70
9/98               311,071.61        257,482.14
10/98              319,880.28        280,707.02
11/98              335,735.87        297,352.95
12/98              355,716.41        311,834.04
1/99               370,874.78        318,632.02
2/99               359,506.00        310,124.55
3/99               385,350.69        322,994.72
4/99               397,004.95        335,688.41
5/99               384,337.28        323,375.36
6/99               408,979.74        338,412.31
7/99               411,265.97        337,363.23
8/99               417,362.56        336,722.24
9/30/99            427,523.55        333,399.71

This graph compares a $250,000 investment in the Global Growth & Income Fund Institutional Shares with the MSCI World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") World Index consists of more than 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
GLOBAL GROWTH & INCOME FUND

                                          NUMBER
                                         OF SHARES     VALUE
---------------------------------------------------------------
COMMON STOCK -- 82.3%
---------------------------------------------------------------
CANADA -- 1.4%
  Nortel Networks Corp.................     1,700    $   86,700
                                                     ----------
DENMARK -- 1.0%
  Tele Danmark AS Cl. B*...............     1,000        59,597
                                                     ----------
FINLAND -- 2.4%
  Nokia OYJ -- ADR.....................       800        71,850
  Stora Enso OYJ Cl. R.................     5,500        72,922
                                                     ----------
                                                        144,772
                                                     ----------
FRANCE -- 2.9%
  AXA..................................       400        50,606
  Bouygues.............................       218        69,137
  Societe Television Francaise 1.......       200        55,953
                                                     ----------
                                                        175,696
                                                     ----------
GERMANY -- 1.1%
  Veba AG..............................     1,200        65,750
                                                     ----------
INDIA -- 0.5%
  ICICI, Ltd. -- ADR*..................     2,500        30,000
                                                     ----------
ITALY -- 0.8%
  Mediaset SpA.........................     4,600        46,979
                                                     ----------
JAPAN -- 23.1%
  Bank of Tokyo-Mitsubishi, Ltd........     4,000        61,426
  Dai-Ichi Kangyo Bank, Ltd............     4,000        49,892
  Fast Retailing Co., Ltd..............       600       118,907
  Fujitsu, Ltd.........................     2,400        74,838
  Hitachi, Ltd. -- ADR.................     1,000       109,125
  KAO Corp.............................     2,000        56,542
  Keyence Corp.........................       400       107,072
  Murata Manufacturing Co., Ltd........     1,000       100,498
  Ryohin Keikaku Co., Ltd..............       200        40,387
  Ryohin Keikaku Co., Ltd. (99
    Shares)*...........................       300        60,298
  Seven-Eleven Japan Co., Ltd. (99
    Shares)*...........................     1,000        88,288
  Shin-Etsu Chemical Co................     2,000        83,404
  Shohkoh Fund & Co., Ltd..............       110        82,136
  Softbank Corp........................       300       114,116
  Sony Corp. -- ADR....................       600        90,038
  Takefuji Corp........................       400        66,610
  World Co., Ltd.......................     1,000       107,824
                                                     ----------
                                                      1,411,401
                                                     ----------
NETHERLANDS -- 3.4%
  Baan Co., N.V.*......................     5,000        72,500
  DSM N.V.*............................     1,200        47,603
  Equant N.V.*.........................       500        40,688
  Royal Dutch Petroleum Co.............       800        47,250
                                                     ----------
                                                        208,041
                                                     ----------
NEW ZEALAND -- 0.7%
  Sky City, Ltd........................    22,500        44,385
                                                     ----------
                                          NUMBER
                                         OF SHARES     VALUE
---------------------------------------------------------------
SINGAPORE -- 3.2%
  Elec & Eltek International Co.,
    Ltd................................    27,000    $  104,760
  Singapore Telecommunications, Ltd....    51,000        92,973
                                                     ----------
                                                        197,733
                                                     ----------
SOUTH KOREA -- 0.8%
  Korea Telecom Corp. -- ADR*..........     1,400        51,800
                                                     ----------
SPAIN -- 0.0%
  Telefonica S.A. -- ADR...............        30         1,440
                                                     ----------
SWEDEN -- 1.5%
  LM Ericsson Telephone Co. -- ADR.....     3,000        93,750
                                                     ----------
TAIWAN -- 0.9%
  Taiwan Semiconductor Manufacturing
    Co., Ltd. -- ADR*..................     1,820        53,690
                                                     ----------
UNITED KINGDOM -- 2.8%
  Corus Group PLC*.....................    10,900        27,689
  Unilever PLC.........................     5,700        53,647
  Vodafone AirTouch PLC................     3,906        92,501
                                                     ----------
                                                        173,837
                                                     ----------
UNITED STATES -- 35.8%
  AES Corp.*...........................     1,500        88,500
  America Online, Inc..................     1,000       104,000
  Amgen, Inc.*.........................     1,000        81,500
  Atlantic Richfield Co................       700        62,037
  Chevron Corp.........................       600        53,250
  Corning, Inc.........................     1,500       102,844
  Electronic Arts, Inc.*...............     1,300        94,087
  Electronic Data Systems Corp.........     1,600        84,700
  EMC Corp.*...........................     1,000        71,437
  Enron Corp...........................     2,000        82,500
  EOG Resources, Inc...................     3,700        78,625
  Exodus Communications, Inc.*.........     1,000        72,063
  Halliburton Co.......................     1,500        61,500
  Internet Capital Group, Inc.*........     1,000        87,875
  Johnson & Johnson....................     1,000        91,875
  Metro-Goldwyn-Mayer, Inc.*...........     4,000        70,000
  Microsoft Corp.*.....................     1,000        90,563
  Phone.com, Inc.*.....................       600        90,900
  Qualcomm, Inc.*......................       300        56,756
  Smurfit-Stone Container Corp.*.......     4,000        86,500
  Tiffany & Co.........................     1,500        89,906
  TJX Cos., Inc........................     1,800        50,513
  Unisys Corp..........................     2,200        99,275
  Viacom, Inc. Cl A....................     2,000        86,500
  Wal-Mart Stores, Inc.................     2,000        95,125
  Weatherford International, Inc.*.....     2,000        64,000
  Yahoo!, Inc.*........................       500        89,750
                                                     ----------
                                                      2,186,581
                                                     ----------
TOTAL COMMON STOCK
  (Cost: $4,517,304)..............................    5,032,152
                                                     ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          NUMBER
                                         OF SHARES     VALUE
---------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.8%
---------------------------------------------------------------
UNITED STATES -- 1.8%
  Houston Industries, Inc.
    (convertible) 7.000% (ACES)........       450    $   45,900
  Morgan Stanley Dean Witter -- Co.
    (convertible) 6.000% (PERQS).......       500        63,188
                                                     ----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost: $73,358).................................      109,088
                                                     ----------
                                         PRINCIPAL
                                          AMOUNT
---------------------------------------------------------------
CORPORATE BONDS -- 6.2%
---------------------------------------------------------------
UNITED STATES -- 6.2%
  Ameritech Capital Funding
    6.150%, 01/15/08...................  $100,000        94,250
  Costco Cos., Inc.
    0.000%, 08/19/17...................   110,000        97,075
  GE Global Insurance Holding
    6.450%, 03/01/19...................   130,000       115,761
  US West Capital Funding, Inc.
    6.375%, 07/15/08...................    75,000        69,656
                                                     ----------
TOTAL CORPORATE BONDS
  (Cost: $384,819)................................      376,742
                                                     ----------
---------------------------------------------------------------
AGENCY OBLIGATIONS -- 2.4%
---------------------------------------------------------------
UNITED STATES -- 2.4%
  Federal National Mortgage Association
    6.000%, 05/15/08...................   100,000        95,777
  Federal National Mortgage Association
    7.250%, 06/20/02...................   100,000        52,148
                                                     ----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $155,260)................................      147,925
                                                     ----------

                                          NUMBER
                                         OF SHARES     VALUE
---------------------------------------------------------------
PREFERRED STOCK -- 0.7%
---------------------------------------------------------------
GERMANY -- 0.7%
  SAP AG
    (Cost: $46,576)....................       100    $   44,834
                                                     ----------

                                         PRINCIPAL
                                          AMOUNT
---------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.5%
---------------------------------------------------------------
UNITED STATES -- 1.5%
  Home Depot, Inc. (convertible)
    3.250%, 10/01/01
    (Cost: $43,500)....................  $ 30,000        88,912
                                                     ----------
---------------------------------------------------------------
FOREIGN CORPORATE BOND -- 1.4%
---------------------------------------------------------------
UNITED KINGDOM -- 1.4%
  KFW International Finance, Inc.
    7.250%, 07/23/07
    (Cost: $92,680)....................    50,000        85,142
                                                     ----------
---------------------------------------------------------------
US TREASURY OBLIGATIONS -- 1.3%
---------------------------------------------------------------
UNITED STATES -- 1.3%
  6.500%, 10/15/06
    (Cost: $87,400)....................    80,000        81,802
                                                     ----------

TOTAL INVESTMENTS -- 97.6%
  (Cost: $5,400,897)............................   5,966,597
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.4%...     148,418
                                                  ----------
NET ASSETS -- 100.0%............................  $6,115,015
                                                  ----------
---------------

                    *   Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

GLOBAL GROWTH & INCOME FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Apparel.........................        1.8%
Audio/Video Products............        1.5
Biotechnology...................        1.3
Casino Hotels...................        0.7
Chemicals.......................        2.1
Computer Services...............        1.4
Computer Software...............        3.4
Computers.......................        4.7
Cosmetics & Personal Products...        0.9
Diversified Financial
  Services......................       11.4
Electric........................        1.4
Electronic
  Components/Semiconductors.....        6.0
Electronics.....................        1.8
Engineering & Construction......        1.1
Entertainment...................        2.5
Entertainment Software..........        1.5
Food............................        0.9
Insurance.......................        2.7
Internet Content................        2.9
Internet Software...............        4.4
Investment Companies............        1.9
Medical Products................        1.5

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Miscellaneous Manufacturing.....        2.8%
Money Center Banks..............        0.8
Oil & Gas Producers.............        5.3
Oil & Gas Services..............        2.1
Packaging & Containers..........        1.4
Paper & Related Products........        1.2
Publishing......................        0.8
Retail - Apparel................        1.9
Retail - Building Products......        1.5
Retail - Convenience Stores.....        1.4
Retail - Discount Stores........        4.0
Retail - Jewelry................        1.5
Retail - Miscellaneous..........        1.6
Steel...........................        0.5
Telecommunications..............        4.9
Telecommunications Equipment....        5.1
Television......................        1.7
US Treasury Bonds...............        1.3
Other Assets in Excess of
  Liabilities...................        2.4
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; AARON HARRIS, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager;
CHRISTOPHER ANGIOLETTI, Investment Analyst.

  GOAL: The Global Technology Fund seeks to maximize long-term capital appreciation by investing primarily in common and preferred stocks, warrants and convertible securities of companies with business operations in technology and technology-related industries worldwide.

  MARKET OVERVIEW: For much of the six-month period ending September 30, 1999, technology stocks worldwide posted significant gains amid increasing investor recognition of the powerful long-term growth potential inherent within the sector. While gains in technology stocks worldwide were impressive, they varied among industries within the technology sector.

  In the period, accelerating earnings growth and solid price appreciation were particularly evident among telecommunication equipment companies as well as companies providing Internet software, IT services and business-to-business Internet-related solutions.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 52.8% versus 30.8% for the Merrill Lynch Global Technology 100 Index.

  PORTFOLIO SPECIFICS: The fund's outstanding gains were attributable to stock selection, especially in Japan and the United States. During the period, we increased our exposure to Japan on a stock-by-stock basis to nearly 15%, up from 3% on March 31, 1999.

  One of the fund's best-performing holdings was Qualcomm, a developer of digital wireless communications, infrastructure and subscriber products. Exodus Communications, a provider of Internet and network management solutions, was also a top performer for the period. In Japan, Matsushita, a producer of electronic products, Hikari Tsushin, a wireless Internet access handset company and Softbank, a software and peripheral distributor, all posted strong returns for the fund.

  Since inception, gains from IPOs accounted for approximately half of the fund's total return. Among the strongest performers were Critical Path, The Globe.com, Market Watch and Eye Village. While IPOs had a strong influence on results, their impact on performance will likely diminish as the fund's assets grow. In addition, we cannot guarantee that the fund will have continued access to top-performing IPOs.

  MARKET OUTLOOK: A number of factors inspire optimism for the technology sector including: projected robust spending for information technology; the brisk pace of merger and acquisition activities, which will spur increased competition; and exciting growth opportunities created by the Internet around the globe.

  At the same time, uncertainties exist within the sector:

  - the impact of Y2K, especially on corporate spending patterns;

  - the repercussions of the earthquake in Taiwan, a leading area of the world's semiconductor production;

  - the impact on PC-related industries of corporate migration to Windows 2000.

  Given these variables, we believe individual security selection will remain critical.

--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES WITH THE MERRILL LYNCH GLOBAL TECHNOLOGY 100 INDEX.

                                                                                                  SINCE
                           1 YEAR                       ANNUALIZED TOTAL RETURNS                INCEPTION
                           478.31%                           As of 09/30/99                      329.87%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          GLOBAL TECHNOLO-     MERRILL LYNCH
                 GY          GLOBAL TECHNOLOGY
         FUND INSTITUTIONAL      100 INDEX
               SHARES
7/31/98          250,000.00         250,000.00
08/98            205,800.00         193,380.00
09/98            236,000.00         225,106.12
10/98            244,000.00         248,224.29
11/98            361,400.00         281,915.52
12/98            454,200.00         333,884.40
01/99            638,200.00         379,446.26
02/99            668,000.00         335,658.16
03/99            893,000.00         371,607.15
04/99            980,800.00         388,325.38
05/99            940,000.00         397,027.76
06/99          1,097,800.00         459,104.24
07/99          1,154,200.00         448,503.06
08/99          1,292,000.00         472,907.46
9/30/99        1,364,800.00         486,011.25

This graph compares a $250,000 investment in the Global Technology Fund Institutional Shares with the Merrill Lynch Global Technology 100 Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total return data presented may be affected by special market factors, including the Fund's investments in IPOs, which had a material impact on the Fund's performance. There is no guarantee that, as the Fund's assets grow, it will continue to experience substantially similar performance.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Merrill Lynch Global Technology 100 Index is an equally weighted unmanaged Index containing the 100 largest market capitalizations in the global technology sector.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND

                                       NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 98.0%
--------------------------------------------------------------
AUSTRALIA -- 0.6%
  Protel International, Ltd.*......      176,200   $   394,409
                                                   -----------
BRITISH VIRGIN ISLANDS -- 0.8%
  Gemstar International Group,
    Ltd.*..........................        6,500       507,813
                                                   -----------
CANADA -- 0.7%
  Nortel Networks Corp.............        8,400       428,400
                                                   -----------
FINLAND -- 1.0%
  Nokia OYJ -- ADR.................        7,100       637,669
                                                   -----------
FRANCE -- 2.2%
  Alcatel..........................        4,300       592,559
  Alcatel Alsthom -- ADR...........       16,900       468,975
  Atos S.A.........................        2,600       333,372
                                                   -----------
                                                     1,394,906
                                                   -----------
GERMANY -- 1.5%
  Aixtron AG.......................        3,150       305,267
  SAP AG Pfd.......................        1,400       627,682
                                                   -----------
                                                       932,949
                                                   -----------
JAPAN -- 15.1%
  Advantest Corp...................        3,000       433,925
  Fujitsu, Ltd.....................       18,000       561,285
  Hikari Tsushin, Inc..............        1,800     1,098,900
  Hirose Electric Co., Ltd.........        3,100       487,696
  Hitachi Ltd. -- ADR..............        4,000       436,500
  Internet Initiative Japan*.......        5,700       364,800
  Matsushita Communications
    Industrial Co., Ltd............        8,400       934,910
  Murata Manufacturing Co., Ltd....        7,000       703,485
  Nitto Denko Corp.................       20,000       634,921
  Seven-Eleven Japan Co., Ltd......        5,000       439,091
  Seven-Eleven Japan Co., Ltd. (99
    Shares)........................        5,000       441,439
  Shin-Etsu Chemical Co., Ltd......       11,000       458,721
  Softbank Corp....................        2,800     1,065,089
  Sony Corp........................        3,900       582,784
  Sony Corp -- ADR.................        4,000       600,250
  Sumitomo Bakelite Co., Ltd.......       24,000       248,183
                                                   -----------
                                                     9,491,979
                                                   -----------
NETHERLANDS -- 1.6%
  Koninklijke Philips Electronics
    N.V. -- ADR....................        4,400       444,400
  STMicroelectronics N.V...........        7,400       547,600
                                                   -----------
                                                       992,000
                                                   -----------
SINGAPORE -- 1.5%
  Datacraft Asia, Ltd..............      110,000       484,000
  JIT Holdings, Ltd................      240,000       443,164
                                                   -----------
                                                       927,164
                                                   -----------
                                       NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
SOUTH KOREA -- 1.3%
  Samsung Electronics..............        4,620   $   748,163
  Trigem Computer, Inc.............          432        29,652
                                                   -----------
                                                       777,815
                                                   -----------
UNITED KINGDOM -- 4.0%
  Colt Telecom Group PLC 144A*.....       14,500       344,817
  Kingston Communication Hull
    PLC*...........................       96,000       652,153
  Photo-Me International PLC.......       18,300       397,813
  Vodafone AirTouch PLC............       17,364       411,209
  Vodafone AirTouch PLC -- ADR.....        2,900       689,475
                                                   -----------
                                                     2,495,467
                                                   -----------
UNITED STATES -- 67.7%
  Adaptive Broadband Corp.*........       21,100       706,850
  Aironet Wireless Communications,
    Inc.*..........................       17,500       367,500
  Alpha Industries, Inc............        4,650       262,289
  Amazon.com, Inc.*................       21,100     1,686,681
  America Online, Inc..............       21,000     2,184,000
  Antec Corp.*.....................       12,000       637,500
  Appnet Systems, Inc.*............       19,700       539,288
  Atmel Corp.*.....................       17,100       578,194
  BMC Software, Inc.*..............        5,000       357,813
  Broadcom Corp.*..................        2,900       316,100
  Cheap Tickets, Inc.*.............       10,300       333,463
  Chemdex Corp.*...................       10,000       308,125
  Cisco Systems, Inc.*.............       26,900     1,844,330
  Clarify, Inc.*...................        7,300       367,281
  CMGI, Inc.*......................        8,100       830,250
  Computer Sciences Corp.*.........        7,800       548,438
  Comverse Technology, Inc.*.......        3,900       367,819
  Conexant Systems, Inc.*..........        7,800       566,718
  Corning, Inc.....................        8,900       610,206
  Covad Communications Group,
    Inc.*..........................       14,150       616,852
  Cypress Semiconductor Corp.*.....       33,800       726,700
  Ditech Communications Corp.*.....        6,000       315,000
  E.Piphany, Inc.*.................        2,550       124,313
  Ebay Inc.*.......................        6,400       902,800
  Efficient Networks, Inc.*........       11,400       414,675
  Electronic Arts, Inc.*...........        4,000       289,500
  Emulex Corp.*....................       10,000       858,750
  Exodus Communications, Inc.*.....       15,300     1,102,555
  Fairchild Semiconductor
    International Cl. A*...........       27,300       641,550
  General Instrument Corp.*........       11,000       529,375
  Harmonic, Inc.*..................        4,600       601,738
  Inktomi Corp.*...................        4,700       564,147
  Integrated Device Technology,
    Inc.*..........................       28,200       521,700
  Intel Corp.......................       11,700       869,456
  Intercap Network Services
    Corp.*.........................        1,300        58,013
  Internet Capital Group, Inc.*....       10,000       878,750
  IXL Enterprises, Inc.*...........       10,600       375,638
  J D Edwards & Company*...........       30,900       640,211
  Lam Research Corp.*..............       13,300       811,300
  Legato Systems, Inc.*............       14,400       627,751
  Loislaw.com*.....................        4,500        65,250
  LSI Logic Corp.*.................       10,000       515,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND

                                       NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
UNITED STATES (CONTINUED)
  McLeodUSA Inc. Cl. A*............        8,900   $   378,806
  Medimmune, Inc.*.................        5,800       578,006
  Micron Technology, Inc...........        8,400       559,125
  Microsoft Corp.*.................       13,500     1,222,593
  Motorola, Inc....................        7,400       651,200
  Netopia, Inc.*...................       24,100       960,988
  Network Solutions Inc.*..........        8,600       790,125
  Packeteer Inc.*..................        3,400       115,813
  Phone.com, Inc.*.................        4,800       727,200
  Powerwave Technologies, Inc.*....       18,100       872,760
  Proxim, Inc.*....................        8,200       377,200
  Qlogic Corp.*....................        3,900       272,513
  Qualcomm, Inc.*..................       15,400     2,913,486
  RF Micro Devices, Inc.*..........       10,500       480,375
  Safeguard Scientifics, Inc.*.....       10,000       680,000
  SDL, Inc.*.......................        6,900       526,556
  Silicon Storage Technology,
    Inc.*..........................       25,000       353,125
  Software.com, Inc.*..............       12,000       514,500
  Spectrian Corp.*.................       13,600       295,800
  Sprint Corp......................        7,400       551,763
  Stamps.com, Inc.*................        2,000        69,500
  Terayon, Corp.*..................        8,600       420,325
  Triquint Semiconductor, Inc.*....        4,800       274,500
  USWeb Corp.*.....................       10,300       353,419
  Verity, Inc.*....................       11,200       770,700
  Vishay Intertechnology, Inc.*....       11,300       268,375
                                                   -----------
                                                    42,442,622
                                                   -----------
TOTAL COMMON STOCK
  (Cost: $48,506,832)...........................    61,423,193
                                                   -----------

                                      PRINCIPAL
                                       AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 5.0%
--------------------------------------------------------------
  Kellogg Co.
    5.623%, 10/01/99...............  $ 1,623,000   $ 1,622,750
  Pitney Bowes, Inc.
    5.697%, 10/01/99...............    1,538,000     1,537,760
                                                   -----------
TOTAL COMMERCIAL PAPER
  (Cost: $3,160,510)............................     3,160,510
                                                   -----------
--------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.3%
--------------------------------------------------------------
  J.P. Morgan & Co., Inc. $823,000
    at 5.310% (Agreement dated
    09/30/99 to be repurchased at
    $866,701 on 10/01/99;
    collateralized by $820,000 FNMA
    Notes, 5.970% due on 10/02/00
    (Value $839,459))
    (Cost: $823,000)...............      823,000       823,000
                                                   -----------

TOTAL INVESTMENTS -- 104.3%
  (Cost: $52,490,342)..........................   65,406,703
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (4.3%).......................................   (2,707,492)
                                                 -----------
NET ASSETS -- 100.0%...........................  $62,699,211
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Audio/Video Products............        1.9%
Biotechnology...................        0.9
Chemicals.......................        1.1
Computer Services...............        2.4
Computer Software...............        6.0
Computers.......................        2.1
Diversified Financial
  Services......................        6.4
Electronic
  Components/Semiconductors.....       19.2
Electronics.....................        3.5
Entertainment Software..........        0.5
Internet Content................        6.9
Internet Software...............       12.5
Investment Companies............        1.7
Miscellaneous Manufacturing.....        1.0

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Networking Products.............        5.5%
Networking Software.............        1.2
Other Commercial Services.......        0.6
Photo Equipment & Supplies......        0.6
Retail - Convenience Stores.....        1.4
Retail - Diversified............        0.5
Retail - Internet...............        2.7
Telecommunications..............        9.1
Telecommunications Equipment....       15.0
Telecommunications Services.....        1.6
Liabilities in Excess of Other
  Assets........................       (4.3)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL HEALTH CARE FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; TRISHA C. SCHUSTER, CFA,Portfolio Manager; MELISA A. GRIGOLITE, Portfolio Manager; PAUL E. CLUSKEY, Portfolio Manager.

  GOAL: The Global Health Care Fund seeks to maximize long-term capital appreciation by investing primarily in the equity securities of companies with business operations in health care and health care-related industries worldwide.

  MARKET OVERVIEW: Growing demand for healthcare worldwide continues to drive exciting technological innovation in the healthcare sector. Among developed countries, spending for health care continues to accelerate at an unprecedented pace.

  In the United States, although the environment for health care stocks has been mixed recently, companies in biotechnology, pharmaceuticals and medical devices have shown strong fundamentals. However, as concerns on proposed health care reform measures in the US regulatory front increase, hospitals, nursing homes and other health care service providers have not fared as well.

  The healthcare sector has experienced increased consolidation as many companies are focused on increasing the robustness of their product pipelines in a bid to become more competitive. In Europe, the brisk pace of mergers and acquisitions sweeping through the region has impacted European health care companies positively. In Japan, the corporate sector is starting to open up to competition and consolidation, showing promise for growth.

  PERFORMANCE: Since its inception on September 1, 1999, the Nicholas-Applegate Global Health Care Fund declined 1.6% versus a 7.9% decline for the Russell 3000 Healthcare Index.

  PORTFOLIO SPECIFICS: The Nicholas-Applegate Global Health Care Fund was launched on September 1, 1999. Our exposure to the pharmaceutical and managed care industries hurt returns. Despite the difficult environment for health care stocks, we were able to uncover opportunities on a company-by-company basis. The fund's best performers were located in the United States, Japan and Europe.

  One of the fund's top contributors was Shire Pharmaceuticals Group, a British drug maker with a drug that treats attention deficit hyperactivity in children. The drug maker also focuses on medicines that treat osteoporosis and other bone diseases as well as Alzheimer's and chronic fatigue syndrome. US-based Affymetrix, was also among the fund's top performers. Affymetrix's "GeneChip" technology provides efficient access to genetic information to provide researchers with insight into complex genetic data. Additionally, PE Biosystems, developer of medical research equipment that identifies genes and helps develop therapeutics, posted strong results for the fund.

  MARKET OUTLOOK: With the growing demand for health care worldwide driving technological innovation at an accelerated pace, our outlook for the fund remains optimistic. Amid this environment, we continue to invest in health care stocks around the world that display strong earnings and potential for growth.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
GLOBAL HEALTH CARE FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK -- 93.9%
---------------------------------------------------------------
CANADA -- 1.5%
  Biovail Corp. International*........     3,500    $   177,625
                                                    -----------
GERMANY -- 1.7%
  Fresenius Medical Care AG...........     3,000        198,720
                                                    -----------
JAPAN -- 3.7%
  Benesse Corp........................     1,100        218,926
  Takeda Chemical Industries, Ltd.....     4,000        216,023
                                                    -----------
                                                        434,949
                                                    -----------
SWITZERLAND -- 1.5%
  Straumann AG........................       400        178,595
                                                    -----------
UNITED KINGDOM -- 4.1%
  Celltech Chiroscience PLC*..........    16,600        125,753
  Powderject Pharmaceuticals PLC*.....     9,100        111,498
  Shire Pharmaceuticals Group PLC --
    ADR*..............................     8,200        236,263
                                                    -----------
                                                        473,514
                                                    -----------
UNITED STATES -- 81.4%
  Abgenix, Inc.*......................     3,100        121,481
  Affymetrix, Inc.*...................     3,000        295,313
  Allergan, Inc.......................     3,300        363,000
  American Home Products Corp.........    16,100        668,149
  Amgen, Inc.*........................     7,400        603,099
  Aurora Biosciences Corp.*...........    24,400        332,450
  Bausch & Lomb, Inc..................     5,200        342,875
  Biogen, Inc.*.......................     4,100        323,131
  Bristol-Myers Squibb Co.............     7,500        506,250
  Cephalon, Inc.*.....................     9,400        168,907
  Eli Lilly & Co......................     9,200        588,800
  First Health Group Corp.*...........    15,600        350,025
  Genentech, Inc.*....................     3,100        453,569
  Guidant Corp........................     4,700        252,038
  Immunex Corp.*......................     4,100        177,838
  Lifecore Biomedical, Inc.*..........    19,600        269,500
  Medimmune, Inc.*....................     5,200        518,212
  Medtronic, Inc......................    10,000        355,000
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
  Merck & Co., Inc....................     7,100    $   460,169
  Millennium Pharmaceuticals, Inc.*...     3,500        227,500
  Minimed, Inc.*......................     5,100        501,075
  PE Corp. -- PE Biosystems Group.....     5,100        368,475
  Pharmacia & Upjohn, Inc.............    10,000        496,250
  PolyMedica Corp.*...................     4,600        106,950
  Triangle Pharmaceuticals, Inc.*.....    19,000        365,750
  Trimeris, Inc.*.....................     6,000        100,125
  Vertex Pharmaceuticals, Inc.*.......     7,000        217,438
                                                    -----------
                                                      9,533,369
                                                    -----------
TOTAL COMMON STOCK
  (Cost: $11,190,481)............................    10,996,772
                                                    -----------

                                        PRINCIPAL
                                         AMOUNT
---------------------------------------------------------------
COMMERCIAL PAPER -- 5.0%
---------------------------------------------------------------
  Kellogg Company
    5.650%, 10/01/99
    (Cost: $581,910)..................  $582,000        581,910
                                                    -----------
---------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.2%
---------------------------------------------------------------
  J.P. Morgan & Co., Inc. $139,000 at
    5.310% (Agreement dated 09/30/99;
    to be repurchased at $139,020 on
    10/01/99; collateralized by
    $145,000 FNMA Notes, 6.240% due
    07/29/02 (Value $141,780))
    (Cost: $139,000)..................   139,000        139,000

TOTAL INVESTMENTS -- 100.1%
  (Cost: $11,911,391)..........................   11,717,682
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (0.1%).......................................       (8,379)
                                                 -----------
NET ASSETS -- 100.0%...........................  $11,709,303
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

GLOBAL HEALTH CARE FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Biotechnology...................       25.5%
Contract Research &
  Development...................        2.8
Diversified Financial
  Services......................        6.2
Drugs/Pharmaceuticals...........       35.7
Health Care.....................        3.0
Medical Products................       12.6

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Medical Supplies/Equipment......        6.4%
Optical Supplies................        6.0
Other Commercial Services.......        1.9
Liabilities in Excess of Other
  Assets........................       (0.1)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO V. MARCAL, Partner, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; MELISA A. GRIGOLITE, Portfolio Manager; CHRISTOPHER V. ANGIOLETTI, Investment Analyst; JON BORCHARDT, Investment Analyst; DAVID LOPEZ, Investment Analyst; ROLF SCHILD, Investment Analyst.

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

  MARKET OVERVIEW: During the six-month period ending September 30, 1999, developed non-US markets posted gains amid signs of economic recovery in many countries. Brighter economic prospects for Europe, including Germany, France and Italy, boosted equity market returns in the region. The following themes inspire optimism for countries in the region:

  - resurgence in consumer and business confidence

  - low inflation environment

  - continued trends of consolidation, restructuring and deregulation

  - record pace of merger and acquisition activities

  In Japan, the resumption of economic growth beginning in the first quarter of this year -- which ended six quarters of negative growth -- pushed the equity market higher. The positive themes of corporate restructuring and the rise in merger and acquisition activities contributed to gains.

  PERFORMANCE: For the six-month period ended September 30, 1999, the fund returned 14.5% versus 7.0% for the MSCI EAFE Index.

  PORTFOLIO SPECIFICS: Stock selection, especially among Japanese technology companies contributed to outperformance during the period. Some of the fund's top performers were electronics manufacturers Sony Corp. and Matsushita, as well as software and peripheral distributor Softbank.

  In Germany, we own Mannesmann AG, another strong contributor to gains. The company thrives from the improvement in consumer and business demand in the country. Mannesmann is one of Germany's largest conglomerates and is among the country's leading providers of telecommunications and engineering products and services. The company is expected to benefit from the robust growth in telecommunications worldwide.

  MARKET OUTLOOK: We remain optimistic in our outlook for equity markets in the world's developed markets amid positive economic conditions, business trends and consumer activity. We are confident that the application of our strict investment philosophy will lead us to find exciting growth opportunities in the world's developed markets.

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI EAFE INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                           34.01%                             As of 09/30/99                       25.85%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

12/27/96  INTERNATIONAL CORE GROWTH  MSCI EAFE INDEX
          FUND INSTITUTIONAL SHARES    $250,000.00
                 $250,000.00
12/96                   $252,400.00      $249,475.00
1/97                    $274,600.00      $240,743.38
2/97                    $277,200.00      $244,691.57
3/97                    $282,600.00      $245,572.46
4/97                    $286,600.00      $246,873.99
5/97                    $313,200.00      $262,945.49
6/97                    $331,200.00      $277,433.78
7/97                    $352,400.00      $281,928.21
8/97                    $334,000.00      $260,868.17
9/97                    $358,600.00      $275,476.79
10/97                   $328,800.00      $254,292.63
11/97                   $325,131.31      $251,698.84
12/97                   $329,722.39      $253,888.62
1/98                    $341,826.12      $265,491.33
2/98                    $365,198.85      $282,527.91
3/98                    $386,902.09      $291,229.77
4/98                    $398,171.08      $293,536.31
5/98                    $407,979.28      $292,112.66
6/98                    $412,779.04      $294,332.71
7/98                    $431,143.32      $297,305.47
8/98                    $369,372.55      $260,469.33
9/98                    $351,843.00      $252,472.92
10/98                   $358,312.24      $278,780.60
11/98                   $379,862.12      $293,054.16
12/98                   $400,733.67      $304,600.50
1/99                    $416,178.61      $303,686.69
2/99                    $399,063.94      $296,458.95
3/99                    $411,795.59      $308,821.29
4/99                    $426,823.10      $321,328.55
5/99                    $410,334.58      $303,559.08
6/99                    $442,685.47      $315,394.85
7/99                    $457,295.55      $324,762.08
8/99                    $464,391.88      $325,963.70
9/30/99                 $471,488.20      $330,554.12

This graph compares a $250,000 investment in the International Core Growth Fund Institutional Shares with the MSCI EAFE Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a US dollar-adjusted basis.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 93.0%
--------------------------------------------------------------
AUSTRALIA -- 0.8%
  Rio Tinto, Ltd..................       73,700   $  1,249,839
                                                  ------------
BELGIUM -- 0.8%
  Fortis (B)......................       41,400      1,349,121
                                                  ------------
BRAZIL -- 1.0%
  Aracruz Celulose S.A. -- ADR....       18,500        386,188
  CIA Siderurgica Nacional........   22,996,000        580,888
  Petroleo Brasileiro S.A.........       36,500        562,717
                                                  ------------
                                                     1,529,793
                                                  ------------
CANADA -- 3.8%
  Anderson Exploration Ltd.*......       94,900      1,252,848
  Barrick Gold Corp...............       32,700        711,225
  Biovail Corp. International*....       20,700      1,050,525
  Nortel Networks.................       32,600      1,662,600
  Talisman Energy.................       47,300      1,416,044
                                                  ------------
                                                     6,093,242
                                                  ------------
DENMARK -- 1.3%
  Tele Denmark AS.................       34,000      2,026,303
                                                  ------------
FINLAND -- 3.1%
  Nokia OYJ -- ADR................       21,000      1,886,063
  Sonera Group OYJ................       39,800      1,152,872
  Stora Enso OYJ..................      147,700      1,958,299
                                                  ------------
                                                     4,997,234
                                                  ------------
FRANCE -- 12.5%
  Alcatel.........................        9,300      1,281,582
  Axa.............................       11,200      1,416,980
  Cap Gemini S.A.*................        8,600      1,355,468
  Carrefour S.A...................        8,800      1,408,545
  Coflexip S.A....................       14,000        668,500
  Credit Lyonnais*................       29,500        867,396
  Elf Aquitaine...................        5,900      1,030,446
  Lafarge S.A.....................       15,100      1,669,182
  Michelin (CGDE) Cl. B...........       28,000      1,321,560
  Pechiney S.A.*..................       29,000      1,605,945
  Societe Television Francaise
    1.............................        8,300      2,322,028
  St Gobain.......................        8,000      1,490,930
  Suez Lyonnaise des Eaux.........        9,000      1,456,852
  Total Fina S.A..................       16,400      2,060,891
                                                  ------------
                                                    19,956,305
                                                  ------------
GERMANY -- 10.3%
  BASF AG*........................       36,000      1,533,528
  Bayerische Motoren Werk AG......       57,200      1,614,251
  Deutsche Bank AG................       36,200      2,422,942
  Deutsche Telekom AG*............       33,500      1,373,519
  Edel Music AG*..................       12,000        479,228
  Fresenius Medical Care AG.......       22,500      1,490,398
  Mannesmann AG...................       15,300      2,444,060
  SAP AG..........................        4,800      2,152,051
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
GERMANY (CONTINUED)
  Thyssen Krupp AG................       50,200   $  1,007,730
  Veba AG.........................       35,300      1,934,146
                                                  ------------
                                                    16,451,853
                                                  ------------
GREECE -- 0.6%
  Titan Cement S.A................        8,400        979,891
                                                  ------------
HONG KONG -- 1.5%
  Cathay Pacific Airways..........      728,000      1,312,082
  HSBC Holdings PLC...............       92,400      1,055,704
                                                  ------------
                                                     2,367,786
                                                  ------------
HUNGARY -- 0.4%
  Magyar Tavkoziesi -- ADR........       26,300        716,675
                                                  ------------
INDONESIA -- 0.0%
  Sampoerna International.........          100            177
                                                  ------------
IRELAND -- 0.5%
  CRH PLC.........................       39,100        748,679
                                                  ------------
ITALY -- 1.8%
  Bipop-Carire SpA................       17,700        757,755
  Mediaset SpA....................      100,400      1,025,372
  Seat-Pagine Gialle Spa..........      793,700      1,159,684
                                                  ------------
                                                     2,942,811
                                                  ------------
JAPAN -- 29.6%
  Advantest Corp..................        8,100      1,171,598
  Asahi Chemical Industry Co.,
    Ltd...........................      123,000        685,066
  Bank Of Tokyo-Mitsubishi,
    Ltd...........................       99,000      1,520,287
  Dai-Ichi Kangyo Bank, Ltd.......      241,000      3,005,992
  Fuji Soft ABC, Inc..............       21,000      1,788,955
  Fujitsu, Ltd....................       64,800      2,020,626
  Hitachi, Ltd....................      136,000      1,507,279
  KAO Corp........................       73,000      2,063,774
  KDD Corp........................       10,900      1,127,163
  Keyence Corp....................        3,000        803,043
  Matsushita Communication
    Industrial Co.................       20,000      2,225,979
  Murata Manufacturing Co.,
    Ltd...........................       18,000      1,808,960
  Nintendo Co., Ltd...............        4,900        781,460
  Nippon Steel Corp...............      770,000      2,090,072
  Nippon Telegraph and Telephone
    Corp..........................          170      2,091,669
  Nomura Securities Co., Ltd......       96,000      1,487,743
  NTT Data Corp...................          114      1,284,869
  NTT Mobile Communications.......          144      2,840,237
  Orix Corp. -- ADR...............       11,500        698,625
  Rengo Co., Ltd..................      178,000      1,151,893
  Ryohin Keikaku Co., Ltd.........        3,700        747,159
  Ryohin Keikaku Co., Ltd. (99
    Shares)*......................        8,700      1,748,661
  Seven-Eleven Japan Co., Ltd.....       12,100      1,062,600
  Seven Eleven Japan Co., Ltd. (99
    Shares)*......................       12,100      1,068,282
  Shin-Etsu Chemical Co., Ltd.....       33,000      1,376,161
  Shohkoh Fund & Co., Ltd.........        3,510      2,620,879

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
JAPAN (CONTINUED)
  Softbank Corp...................        7,000   $  2,662,722
  Sony Corp.......................       16,200      2,420,795
  Takefuji Corp...................        9,400      1,565,342
                                                  ------------
                                                    47,427,891
                                                  ------------
MEXICO -- 0.7%
  Telefonos de Mexico S.A. --
    ADR...........................       16,000      1,140,000
                                                  ------------
NETHERLANDS -- 5.3%
  ASM Lithography Holding N.V. --
    ADR*..........................       28,100      1,884,456
  DSM N.V.*.......................       33,600      1,332,891
  Equant N.V.*....................       13,800      1,122,975
  Koninklijke Philips Electronics
    N.V. -- ADR*..................       14,200      1,434,200
  Royal Dutch Petroleum Co........       11,400        673,313
  STMicroelectronics N.V..........       28,200      2,086,800
                                                  ------------
                                                     8,534,635
                                                  ------------
NETHERLANDS ANTILLES -- 0.8%
  Schlumberger Ltd................       20,600      1,283,638
                                                  ------------
SINGAPORE -- 1.2%
  DBS Group Holdings, Ltd.........       43,031        480,793
  Flextronics International
    Ltd.*.........................       13,000        756,438
  Natsteel Electronics, Ltd.......      174,000        649,750
                                                  ------------
                                                     1,886,981
                                                  ------------
SOUTH KOREA -- 1.5%
  Korea Telecom Corp. -- ADR*.....       20,600        762,200
  Pohang Iron & Steel Co. --
    ADR...........................       28,500        892,406
  Samsung Electronics.............        4,600        744,924
                                                  ------------
                                                     2,399,530
                                                  ------------
SWEDEN -- 1.3%
  LM Ericsson Telephone Co. --
    ADR...........................       64,100      2,003,125
                                                  ------------
SWITZERLAND -- 0.4%
  Julius Baer Holdings AG Cl. B...          200        593,096
                                                  ------------
TAIWAN -- 0.7%
  Taiwan Semiconductor -- ADR*....       40,282      1,188,319
                                                  ------------
UNITED KINGDOM -- 13.1%
  ARM Holdings PLC -- ADR*........       95,900      1,496,414
  Barclays PLC....................       41,400      1,215,642
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  British Telecom PLC -- ADR......       51,900   $    785,911
  CMG PLC*........................       35,100      1,196,552
  Colt Telecom Group PLC*.........       56,900      1,353,111
  Corus Group PLC*................      607,500      1,543,212
  Eidos PLC*......................       21,800      1,385,432
  General Electric Co. PLC........      118,700      1,139,655
  GKN PLC.........................       71,100      1,135,198
  Morgan Crucible Co. PLC*........      326,600      1,393,062
  Orange PLC*.....................       71,400      1,403,967
  Shell Transport & Trading Co....      133,200        995,896
  Shire Pharmaceuticals PLC --
    ADR*..........................       58,200      1,676,888
  Smith & Nephew PLC*.............      206,600        650,707
  Standard Chartered PLC..........       58,800        850,209
  Unilever PLC*...................      162,200      1,526,584
  Vodafone Airtouch PLC...........       50,726      1,201,278
                                                  ------------
                                                    20,949,718
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $133,125,964).........................    148,816,642
                                                  ------------

                                     PRINCIPAL
                                      AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 5.0%
--------------------------------------------------------------
  Pitney Bowes
    5.600%, 10/01/99
    (Cost $7,919,768).............  $ 7,921,000      7,919,768
                                                  ------------
--------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.3%
--------------------------------------------------------------
  J.P. Morgan & Co., Inc.
    $11,639,000 at 5.310%
    (Agreement dated 09/30/99 to
    be repurchased at $11,640,693
    on 10/01/99; collateralized by
    $11,555,000 FNMA Notes, 5.970%
    due 10/02/99 (Value
    $11,871,723))
    (Cost: $11,639,000)...........   11,639,000     11,639,000

TOTAL INVESTMENTS -- 105.3%
  (Cost: $152,684,732)........................   168,375,410
LIABILITIES IN EXCESS OF OTHER ASSETS --
(5.3%)........................................    (8,406,660)
                                                ------------
NET ASSETS -- 100.0%..........................  $159,968,750
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Airlines........................        0.8%
Audio/Video Products............        1.8
Auto Manufacturers..............        1.0
Auto Parts & Equipment..........        0.7
Building Materials..............        3.1
Chemicals.......................        3.1
Computer Services...............        1.6
Computer Software...............        2.5
Computers.......................        3.1
Cosmetics & Personal Products...        1.3
Diversified Financial
  Services......................       17.6
Diversified Manufacturing.......        2.6
Drugs/Pharmaceuticals...........        2.1
Electronic
  Components/Semiconductors.....        7.1
Electronics.....................        1.4
Entertainment Software..........        0.9
Food............................        1.8
Insurance.......................        0.9
Investment Companies............        2.1
Machinery.......................        1.5
Medical Products................        0.9
Metal Fabrication & Hardware....        1.0

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Metals..........................        0.8%
Mining..........................        0.4
Miscellaneous Manufacturing.....        0.9
Money Center Banks..............        6.2
Oil & Gas Producers.............        5.0
Oil & Gas Services..............        1.2
Paper & Related Products........        2.2
Publishing......................        0.7
Regional Commercial Banks.......        0.8
Retail - Convenience Stores.....        1.4
Retail - Miscellaneous..........        1.6
Steel...........................        3.2
Telecommunications..............       12.8
Telecommunications Equipment....        4.9
Television......................        2.1
Tires...........................        0.8
Toys/Games/Hobbies..............        0.5
Water...........................        0.9
Liabilities in Excess of Other
  Assets........................       (5.3)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO V. MARCAL, Partner, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; MELISA GRIGOLITE, Portfolio Manager; CHRISTOPHER V. ANGIOLETTI, Investment Analyst; JON BORCHARDT, Investment Analyst; DAVID LOPEZ, Investment Analyst; ROLF SCHILD, Investment Analyst.

  GOAL: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the bottom 25% of publicly traded companies as measured by such market capitalization in each country.

  MARKET OVERVIEW: During the six-month period ending September 30, 1999, developed non-US markets posted gains amid signs of economic recovery in many countries. Brighter economic prospects for Europe, including Germany, France and Italy, boosted equity market returns in the region. The following themes inspire optimism for countries in the region:

  - resurgence in consumer and business confidence

  - low inflation environment

  - continued trends of consolidation, restructuring and deregulation

  - record pace of merger and acquisition activities

  In Japan, the resumption of economic growth beginning in the first quarter of this year -- which ended six quarters of negative growth -- pushed the equity market higher. The positive themes of corporate restructuring and the rise in merger and acquisition activities contributed to gains.

  Among smaller-cap companies in Japan, management teams have embraced restructuring programs more quickly than those at more established large-cap firms, thus resulting in increased recognition for the small-cap segment.

  PERFORMANCE: For the six-month period ended September 30, 1999, the fund easily outdistanced its benchmark, the Salomon EPAC/EMI Index. The fund returned 34.8% versus 11.2% for the Index.

  PORTFOLIO SPECIFICS: Stock selection, especially among Japanese technology companies contributed to outperformance during the period. Some of the fund's top performers were telephone subscriptions and communications reseller Hikari Tshushin, Japan's leading Internet access and Internet-related service provider Internet Initiative, and semiconductor manufacturer Nitto Denko Corp. Another top performer was Infosys Technologies, a software programmer based in India that recently expanded operations into Europe and Japan.

  MARKET OUTLOOK: We remain optimistic in our outlook for the world's developed markets amid positive economic conditions, business trends and consumer activity. We believe that the application of our strict investment philosophy will lead us to exciting growth opportunities. Tighter regulations and better listing standards on national exchanges, such as the NOUVEAU MARCHE in France and the NEUER MARKT in Germany, have created ideal situations for investing in small-cap stocks internationally.

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE SALOMON EPAC EMI INDEX.

                                                         ANNUALIZED TOTAL RETURNS
                                                              As of 09/30/99                       SINCE
                           1 YEAR                                 5 YEARS                         INCEPTION
                           73.24%                                 22.25%                           13.11%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INTERNATIONAL SMALL CAP       SALOMON EPAC
          GROWTH FUND INSTITUTIONAL SHARES   EMI INDEX
6/7/90                         $250,000.00   $250,000.00
12/31/90                       $206,310.17   $207,595.54
12/31/91                       $230,619.37   $221,428.65
12/31/92                       $202,112.08   $187,284.92
12/31/93                       $254,717.12   $244,111.79
12/31/94                       $276,653.41   $267,145.81
12/31/95                       $293,256.86   $279,947.91
12/31/96                       $346,834.50   $298,064.13
12/31/97                       $395,704.11   $267,439.98
12/31/98                       $539,503.77   $305,264.25
9/30/99                        $787,371.83   $343,681.95

This graph compares a $250,000 investment in the International Small Cap Growth Fund Institutional Shares with the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement on 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller-capitalization companies with available float market capitalizations greater than US $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 95.6%
--------------------------------------------------------------
AUSTRALIA -- 1.9%
  AAPT, Ltd.*......................     143,100   $    457,316
  Austar United Communications*....      60,400        185,260
  Pacifica Group, Ltd..............      89,400        372,225
  Solution 6 Holdings, Ltd.........     250,000        893,083
                                                  ------------
                                                     1,907,884
                                                  ------------
BRAZIL -- 0.4%
  CIA Siderurgica Nacional.........  15,818,516        399,582
  Telec do Rio Janeiro S.A.........       1,000             10
                                                  ------------
                                                       399,592
                                                  ------------
CANADA -- 3.8%
  Anderson Exploration Ltd.*.......      58,900        777,584
  Celestica, Inc.*.................      10,700        526,808
  Clearnet Communications, Inc. Cl.
    A*.............................      31,500        568,969
  Encal Energy, Ltd.*..............     167,800        902,089
  Research In Motion, Ltd.*........      29,800        924,723
                                                  ------------
                                                     3,700,173
                                                  ------------
DENMARK -- 1.6%
  ISS International Service System
    Cl. B*.........................      12,300        688,992
  Vestas Wind Systems AS*..........       6,300        875,476
                                                  ------------
                                                     1,564,468
                                                  ------------
FRANCE -- 15.1%
  Altran Technologies S.A..........       5,300      1,594,496
  Atos S.A.........................       6,400        820,608
  Bouygues.........................       3,272      1,037,689
  Business Objects S.A. -- ADR*....      22,800      1,345,200
  Ciments Francais.................      13,700      1,006,697
  Coflexip S.A. -- ADR.............      12,300        587,325
  Galeries Lafayette...............       7,000      1,064,524
  Havas Advertising................       5,400      1,293,914
  Hermes International.............      11,100      1,211,647
  Infogrames Entertainment.........      14,500      1,199,826
  Metropole Television -M6.........       3,500        872,194
  Neopost S.A......................      34,100      1,013,183
  Pechiney S.A. Cl. A*.............      18,500      1,024,483
  Usinor S.A.......................      50,000        705,529
                                                  ------------
                                                    14,777,315
                                                  ------------
GERMANY -- 9.4%
  Aixtron..........................      12,000      1,162,925
  Constantin Film AG...............      16,000        684,976
  Edel Music AG....................       7,000        279,549
  EM. TV & Merchandising AG........      27,500      1,186,088
  FAG Kugelfischer George
    Schaefer.......................      39,200        371,540
  Heidelberg Zement................       8,600        734,517
  Kinowelt Medien AG...............      29,900      1,655,784
  Marschollek, Lautenschlaeger &
    Partner AG.....................       2,500        433,435
  Primacom AG*.....................      17,300        958,029
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
GERMANY (CONTINUED)
  SGL Carbon AG*...................      14,500   $    995,995
  Telegate AG*.....................      24,700        760,193
                                                  ------------
                                                     9,223,031
                                                  ------------
GREECE -- 0.4%
  Titan Cement Co..................       3,600        419,953
                                                  ------------
HONG KONG -- 3.9%
  Beijing Enterprises Holdings,
    Ltd............................     113,000        189,114
  China Merchants Holdings
    International Co., Ltd.........     658,000        529,429
  DAH Sing Financial...............     159,000        636,590
  Dickson Concept International,
    Ltd............................     609,000        474,323
  Johnson Electric Holdings........     214,000      1,033,111
  Legend Holdings, Ltd.............     918,000        874,534
                                                  ------------
                                                     3,737,101
                                                  ------------
INDIA -- 1.5%
  Infosys Technologies, Ltd........       9,000      1,476,087
                                                  ------------
INDONESIA -- 0.1%
  Lippo Bank.......................   3,673,500         76,943
                                                  ------------
ITALY -- 0.3%
  Acea SpA*........................      28,200        332,149
                                                  ------------
JAPAN -- 31.5%
  Aiful Corp.......................      10,300      1,755,847
  Aucnet, Inc......................       6,000        507,185
  Bellsystem 24, Inc...............       2,000      1,343,101
  Benesse Corp.....................       6,600      1,313,553
  Fancl Corp.......................       5,000      1,460,505
  Fast Retailing Co., Ltd..........       8,000      1,585,423
  Hikari Tsushin, Inc..............       3,600      2,197,802
  Hirose Electric Co., Ltd.........       4,900        770,874
  Hitachi Construction Machinery
    Co., Ltd.......................      14,000         71,663
  Homac Corp.......................      32,100        768,808
  Internet Initiative Japan,
    Inc.*..........................      27,000      1,728,000
  Japan Business Computer Co.,
    Ltd............................      37,200      1,118,061
  Kojima Co., Ltd..................      31,000      1,677,092
  Kuraya Corp......................      43,000        581,572
  Kuroda Electric Co., Ltd.........      14,000        900,723
  Nichii Gakkan Co.................       5,700      1,060,017
  Nippon System Development........      14,000      1,071,663
  Nitto Denko Corp.................      50,000      1,587,302
  Otsuka Kagu, Ltd.................       4,500      1,310,228
  Ryohin Keikaku Co., Ltd..........       3,400        686,578
  Ryohin Keikaku Co., Ltd. (99
    Shares)*.......................       5,500      1,105,476
  Sony Chemicals Corp..............      13,800      1,154,862
  Sumitomo Bakelite Co., Ltd.......      66,000        682,502
  Sunkus & Associates, Inc.........       2,000         82,652
  Toyo Information Systems Co.,
    Ltd............................      15,000        714,286
  Trans Cosmos.....................      16,300      2,036,161
  World Co., Ltd...................      14,900      1,606,576
                                                  ------------
                                                    30,878,512
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
MEXICO -- 0.6%
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. B*....     137,000   $    329,802
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. L*....     115,000        270,690
                                                  ------------
                                                       600,492
                                                  ------------
NETHERLANDS -- 1.5%
  Endemol Entertainment Holding....      11,900        370,049
  Unique International N.V.........      22,300        515,340
  Versatel Telecom International
    N.V.*..........................      49,600        538,780
                                                  ------------
                                                     1,424,169
                                                  ------------
NEW ZEALAND -- 0.3%
  Sky City, Ltd....................     148,900        293,727
                                                  ------------
NORWAY -- 1.6%
  Elkjop ASA.......................      55,400        843,238
  Norsk Hydro ASA..................      17,500        740,406
                                                  ------------
                                                     1,583,644
                                                  ------------
SINGAPORE -- 2.2%
  Datacraft Asia, Ltd..............     289,100      1,272,040
  Jit Holdings, Ltd................     210,000        387,768
  Venture Manufacturing, Ltd.......      55,000        478,683
                                                  ------------
                                                     2,138,491
                                                  ------------
SPAIN -- 2.1%
  Baron de Ley*....................      17,400        590,185
  NH Hoteles S.A.*.................      58,200        681,781
  Sogecable S.A.*..................      17,600        480,386
  Telefonica Publicidad e
    Informacion S.A.*..............      12,000        277,313
                                                  ------------
                                                     2,029,665
                                                  ------------
SWEDEN -- 1.6%
  Modern Times Group Cl. B*........      42,100      1,283,850
  Ortivus AB Cl. B*................      61,500        277,568
                                                  ------------
                                                     1,561,418
                                                  ------------
SWITZERLAND -- 3.2%
  Fantastic Corp...................       7,800        431,944
  Julius Baer Holdings AG Cl. B*...         100        296,548
  Kudelski S.A.*...................         200        747,701
  Straumann Holding AG.............       2,260      1,009,063
  Synthes-Stratec, Inc.*...........       1,800        669,332
                                                  ------------
                                                     3,154,588
                                                  ------------
UNITED KINGDOM -- 12.6%
  ARM Holdings PLC*................      30,300        472,798
  ARM Holdings PLC -- ADR*.........      12,200        573,400
  BBA Group PLC*...................     105,400        754,196
  Capital Radio PLC................      30,000        437,239
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  Celltech Chiroscience PLC........      69,700   $    528,013
  CMG PLC..........................      23,800        811,337
  Cookson Group PLC................     116,400        392,971
  Eidos PLC*.......................      14,200        902,438
  Enterprise Oil PLC*..............     113,700        775,202
  FKI PLC..........................     176,500        552,998
  Future Network PLC*..............     103,300      1,070,052
  Go Ahead Group PLC...............      46,200        654,326
  Kingston Communication (Hull)
    PLC*...........................     179,100      1,216,672
  Morgan Crucible PLC..............     149,100        635,962
  Photo-Me International PLC.......      35,000        760,845
  Powderject Pharmaceuticals*......      53,100        650,611
  Shire Pharmaceuticals PLC --
    ADR*...........................      38,200      1,100,639
                                                  ------------
                                                    12,289,699
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $72,436,940)..........................     93,569,101
                                                  ------------
--------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------
GERMANY -- 0.9%
  Fielmann AG
    (Cost: $927,744)...............      21,500        870,064
                                                  ------------

                                     PRINCIPAL
                                       AMOUNT
--------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 1.3%
--------------------------------------------------------------
SINGAPORE -- 0.6%
  Natsteel 144A (Convertible)
    1.500% 06/30/04................  $      630        624,488
                                                  ------------
TAIWAN -- 0.7%
  ASE Test Ltd. 144A (Convertible)
    1.000% 07/01/04................         600        649,500
                                                  ------------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $1,230,000)...........................      1,273,988
                                                  ------------
--------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
--------------------------------------------------------------
  Kellogg Co.
    5.634% 10/01/99
    (Cost: $2,591,600).............   2,592,000      2,591,600
                                                  ------------

TOTAL INVESTMENTS -- 100.4%
  (Cost: $77,186,284).........................    98,304,753
LIABILITIES IN EXCESS OF OTHER ASSETS --
(0.4%) .......................................      (385,715)
                                                ------------
NET ASSETS -- 100.0%..........................  $ 97,919,038
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Advertising.....................        1.6%
Apparel.........................        2.9
Audio/Video Products............        1.5
Beverages - Alcoholic...........        0.6
Broadcasting....................        4.2
Building Materials..............        2.2
Casino Hotels...................        0.3
Chemicals.......................        1.7
Computer Services...............        1.7
Computer Software...............        7.9
Computers.......................        2.0
Cosmetics & Personal Products...        1.5
Distribution/Wholesale..........        0.5
Diversified Financial
  Services......................        3.1
Diversified Operations..........        0.2
Drugs/Pharmaceuticals...........        2.3
Electric........................        0.3
Electronic
  Components/Semiconductors.....        9.4
Engineering & Construction......        2.7
Entertainment...................        1.0
Entertainment Software..........        2.1
Home Furnishings................        1.3
Human Resources.................        0.5
Internet Software...............        2.2
Investment Companies............        0.7
Machinery.......................        1.1
Medical Products................        2.6

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Metal Fabrication & Hardware....        1.0%
Metals..........................        0.7
Miscellaneous Manufacturing.....        4.4
Oil & Gas Producers.............        2.5
Oil & Gas Services..............        0.6
Other Commercial Services.......        5.3
Photo Equipment & Supplies......        0.8
Power Equipment & Supplies......        0.9
Publishing......................        1.1
Regional Commercial Banks.......        1.0
Retail - Apparel................        1.6
Retail - Automobiles............        0.5
Retail - Consumer Electronics...        2.6
Retail - Convenience Stores.....        0.1
Retail - Department Stores......        1.1
Retail - Miscellaneous..........        2.6
Retail - Vision Service
  Center........................        0.9
Savings & Loans.................        1.8
Steel...........................        0.4
Telecommunications..............        5.2
Telecommunications Equipment....        2.2
Telecommunications Services.....        0.6
Television......................        3.7
Transportation - Other..........        0.7
Liabilities in Excess of Other
  Assets........................       (0.4)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO V. MARCAL, Partner, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; JESSICA GONCALVES, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; THEODORA JAMISON, Investment Analyst; JOHN MAZUR, Investment Analyst; ANDREW PARMET, Investment Analyst.

  GOAL: The Emerging Countries Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world.

  MARKET OVERVIEW: During the six-month period ended September 30, 1999, many emerging countries in Asia, Latin America, as well as those in the Europe, Middle East and Africa (EMEA) region showed signs of economic recovery following the lingering effects of 1997's financial crisis. In Asia, the following factors contribute to brighter economic prospects:

  - banking system reforms

  - resurgent consumer demand

  - rising export growth

  During the period, economic recovery was also evidenced in Latin America as commodity prices, including oil, a strong US economy, as well as low inflation in the region have all contributed to a boost in equity markets. In Mexico, favorable trends such as strengthening commodity prices and a strong US economy bode well for the country.

  PERFORMANCE: The fund gained 20.4% in the six-month period ending September 30, 1999 versus 18.0% for the MSCI Emerging Markets Free Index.

  PORTFOLIO SPECIFICS: Our bottom-up stock selection helped us uncover promising investments during the period. For example, the rise in oil prices led Petroleo Brasileiro to be one of the top performers for the fund. In South Korea, Pohang Iron & Steel posted strong returns. We also own Datacraft Asia, maker of high-tech digital systems for specialist software with locations throughout Asia. Additionally, in India, Hindustan Lever, India's leader in home and personal care products as well as food and beverages, was another top performer for the fund.

  MARKET OUTLOOK: We continue to find attractive opportunities throughout emerging markets. Although uncertainties remain -- such as political and regulatory issues -- we believe long-term prospects overshadow these worries.

  Emerging countries continue to exhibit an important share of the world's GDP and population, strong growth in consumption, competitive labor costs, and rising productivity.

  In light of the reforms and the recent return of investor confidence, countries such as South Korea, the Philippines, Thailand and Indonesia are expected to post significant economic recoveries both this year and into 2000.

--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING COUNTRIES FUND INSTITUTIONAL SHARES WITH THE MSCI EMERGING MARKETS FREE INDEX.

                                                                                                 SINCE
                           1 YEAR                       ANNUALIZED TOTAL RETURNS                INCEPTION
                           48.67%                            As of 09/30/99                      8.12%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

11/28/1994     EMERGING COUNTRIES       MSCI EMF
            FUND INSTITUTIONAL SHARES     INDEX
                   $250,000.00         $250,000.00
11/31/1994                $251,800.00  $254,738.25
12/1/1994                 $237,014.39  $234,359.19
1/1/1995                  $217,797.00  $209,517.12
2/1/1995                  $215,595.01  $204,069.67
3/1/1995                  $218,397.55  $205,294.09
4/1/1995                  $231,008.95  $214,511.79
5/1/1995                  $248,825.07  $225,923.82
6/1/1995                  $251,427.42  $226,601.59
7/1/1995                  $268,242.63  $231,677.47
8/1/1995                  $266,841.37  $226,209.88
9/1/1995                  $267,041.55  $225,146.69
10/1/1995                 $254,229.96  $216,523.57
11/1/1995                 $248,624.89  $212,669.46
12/1/1995                 $253,510.75  $222,111.98
1/1/1996                  $276,630.29  $237,904.14
2/1/1996                  $280,651.07  $234,121.47
3/1/1996                  $281,857.31  $235,947.61
4/1/1996                  $299,950.86  $245,385.52
5/1/1996                  $310,203.87  $244,281.28
6/1/1996                  $310,806.99  $245,795.83
7/1/1996                  $298,945.66  $229,007.97
8/1/1996                  $311,812.19  $234,870.58
9/1/1996                  $317,441.29  $236,913.95
10/1/1996                 $309,198.68  $230,588.35
11/1/1996                 $321,453.08  $234,462.23
12/1/1996                 $324,695.98  $235,517.31
1/1/1997                  $348,815.10  $251,579.59
2/1/1997                  $359,557.22  $262,347.20
3/1/1997                  $353,679.46  $255,447.47
4/1/1997                  $356,719.68  $255,907.27
5/1/1997                  $378,001.25  $263,226.22
6/1/1997                  $406,782.05  $277,308.82
7/1/1997                  $426,442.16  $281,440.72
8/1/1997                  $393,810.42  $245,641.46
9/1/1997                  $421,983.17  $252,445.73
10/1/1997                 $354,692.87  $211,019.39
11/1/1997                 $344,552.30  $203,317.18
12/1/1997                 $357,562.74  $208,217.12
1/1/1998                  $336,925.49  $191,886.66
2/1/1998                  $363,843.64  $211,915.78
3/1/1998                  $384,705.20  $221,112.93
4/1/1998                  $397,042.69  $218,705.01
5/1/1998                  $355,768.19  $188,733.68
6/1/1998                  $331,317.54  $168,935.51
7/1/1998                  $346,571.30  $174,290.77
8/1/1998                  $245,168.77  $123,903.31
9/1/1998                  $245,394.11  $131,762.49
10/1/1998                 $265,899.96  $145,637.08
11/1/1998                 $279,645.63  $157,749.72
12/1/1998                 $281,673.68  $155,462.35
1/1/1999                  $290,236.56  $152,954.74
2/1/1999                  $284,377.75  $154,442.99
3/1/1999                  $303,080.88  $174,798.58
4/1/1999                  $337,557.74  $196,424.66
5/1/1999                  $335,755.03  $194,362.20
6/1/1999                  $378,794.77  $216,420.37
7/1/1999                  $370,457.23  $210,533.73
8/1/1999                  $370,231.89  $212,449.59
9/30/1999                 $346,824.00  $206,240.79

This graph compares a $250,000 investment in the Emerging Countries Fund Institutional Shares with the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The MSCI EMF is a market capitalization-weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 99.2%
--------------------------------------------------------------
BRAZIL -- 9.1%
  Aracruz Celulose S.A. -- ADR....       88,700   $  1,851,613
  CIA Siderurgica Nacional........   40,746,000      1,029,261
  CIA Siderurgica Nacional --
    ADR...........................       13,000        334,750
  CIA Vale do Rio Doce -- ADR.....       59,000      1,244,552
  CIA Vale do Rio Doce A..........      117,700      2,507,255
  Electropaulo
    Metropolitana-Electricidad
    de Sao Paulo S.A..............   58,625,000      2,778,581
  Petroleo Brasileiro S.A.........   33,082,600      4,945,159
  Tele Centro Sul Participacoes
    S.A. -- ADR*..................       41,400      2,297,700
                                                  ------------
                                                    16,988,871
                                                  ------------
BRITISH VIRGIN ISLANDS -- 0.9%
  Del Monte Pacific, Ltd.*........      835,400        388,461
  MIH, Ltd.*......................       42,100      1,215,638
                                                  ------------
                                                     1,604,099
                                                  ------------
CROATIA -- 0.4%
  Pliva D.D. -- GDR 144A..........       79,100        806,820
                                                  ------------
CZECH REPUBLIC -- 1.7%
  Ceske Radiokomunikace -- GDR
    144A*.........................       39,700      1,434,163
  Komercni Banka AS -- ADR*.......      195,600      1,677,270
                                                  ------------
                                                     3,111,433
                                                  ------------
EGYPT -- 1.3%
  Al-Ahram Beverages Co. -- GDR
    144A*.........................       36,500      1,090,438
  Mobinil-Egyptian Mobile Phone
    Services*.....................       52,700      1,235,385
  Orascom Hotel Holdings*.........        4,818         15,530
                                                  ------------
                                                     2,341,353
                                                  ------------
GREECE -- 6.3%
  Alpha Credit Bank S.A.*.........       33,800      2,711,494
  Commercial Bank Of Greece
    S.A.*.........................       15,150      1,399,504
  Hellenic Telecommunications Co.
    S.A. -- GDR*..................       85,600        957,650
  Intracom S.A....................       16,680      1,416,492
  National Bank of Greece S.A.....       18,910      1,513,927
  Titan Cement Co. AS.............       32,200      3,756,249
                                                  ------------
                                                    11,755,316
                                                  ------------
HONG KONG -- 3.6%
  Beijing Enterprises Holdings,
    Ltd.
    Cl. H*........................      226,000        378,228
  Cathay Pacific Airways..........      618,000      1,113,829
  China Telecom (Hong Kong), Ltd.
    Cl. H*........................      760,000      2,338,371
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
HONG KONG (CONTINUED)
  HSBC Holdings PLC*..............      164,400   $  1,878,331
  Pacific Century Cyberworks......    1,139,000        960,433
                                                  ------------
                                                     6,669,192
                                                  ------------
HUNGARY -- 2.0%
  Magyar Tavkozliesi -- ADR.......       64,900      1,768,525
  Tiszai Vegyi Kombinat...........      122,900      1,882,017
                                                  ------------
                                                     3,650,542
                                                  ------------
INDIA -- 12.2%
  Hindalco Industries, Ltd........       88,100      1,806,661
  Hindalco Industries, Ltd. -- GDR
    144A*.........................       67,400      1,841,705
  Hindustan Lever, Ltd.*..........       79,900      4,682,750
  ICICI, Ltd. -- ADR*.............       87,500      1,050,000
  Infosys Technologies, Ltd.......       46,700      7,659,250
  NIIT, Ltd.......................        1,000         65,007
  Ranbaxy Laboratories, Ltd --
    GDR*..........................       82,100      1,980,663
  Reliance Industries, Ltd.*......      683,100      3,726,142
                                                  ------------
                                                    22,812,178
                                                  ------------
INDONESIA -- 0.5%
  Gulf Indonesia Resources,
    Ltd...........................      100,900      1,015,306
                                                  ------------
ISRAEL -- 2.3%
  Bank Hapoalim, Ltd..............      751,800      1,849,897
  Leumi Bank Le Israel............      807,500      1,405,775
  Matav-Cable Systems Media
    Ltd...........................       50,100      1,054,823
                                                  ------------
                                                     4,310,495
                                                  ------------
MEXICO -- 12.4%
  Alfa, S.A.*.....................      623,000      2,636,244
  Carso Global Telecom S.A........      394,000      2,183,620
  Cemex S.A. -- ADR*..............      135,400      3,266,525
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. B*...      928,000      2,233,991
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. L*...      294,000        692,024
  Grupo Carso S.A.................      497,000      2,073,824
  Grupo Televisa S.A..............        5,000         99,289
  Grupo Televisa S.A. -- GDR
    144A*.........................      104,500      4,173,468
  Telefonos de Mexico S.A. Cl.
    L -- ADR*.....................       81,300      5,792,625
                                                  ------------
                                                    23,151,610
                                                  ------------
PHILIPPINES -- 0.5%
  Philippine Long Distance
    Telephone Co. -- ADR..........       29,800        648,150
  SM Prime Holdings, Inc..........    1,978,000        333,697
                                                  ------------
                                                       981,847
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
POLAND -- 0.9%
  Elektrim S.A....................      119,900   $  1,106,094
  Softbank S.A. -- GDR............       25,900        653,975
                                                  ------------
                                                     1,760,069
                                                  ------------
SINGAPORE -- 5.8%
  Datacraft Asia, Ltd.............    1,003,000      4,413,200
  DBS Group Holdings, Ltd.*.......       88,388        987,575
  Elec & Eltek International
    Co............................      264,000      1,024,320
  Natsteel Electronics, Ltd.......      305,000      1,138,930
  Pacific Century Regional*.......      171,000      1,086,034
  Venture Manufacturing, Ltd......      252,000      2,193,237
                                                  ------------
                                                    10,843,296
                                                  ------------
SOUTH KOREA -- 16.0%
  Housing & Commercial Bank.......       73,690      1,423,522
  Hyundai Motor Co., Ltd..........      115,490      2,387,648
  Hyundai Motor Co., Ltd. --
    GDR*..........................       43,000        424,625
  Korea Telecom Corp..............       24,180      1,492,740
  Korea Telecom Corp. -- ADR*.....       59,049      2,184,813
  L.G. Chemicals, Ltd.............      105,010      3,047,146
  LG Electronics Co...............      106,380      3,567,862
  Pohang Iron & Steel Co.,
    Ltd. -- ADR...................      140,000      4,383,750
  Samsung Corp....................      186,210      2,724,651
  Samsung Electronics.............       31,997      5,181,594
  Shinhan Bank....................      145,150      1,348,290
  Shinhan Bank -- GDR*............       91,500      1,674,450
                                                  ------------
                                                    29,841,091
                                                  ------------
SOUTH AFRICA -- 4.1%
  Anglo American Corp. PLC........       36,400      2,039,613
  De Beers Centenary Link Units...      113,200      3,113,000
  Investec Group, Ltd.............       35,600      1,157,000
  Nedcor, Ltd.*...................       66,100      1,295,560
                                                  ------------
                                                     7,605,173
                                                  ------------
TAIWAN -- 11.1%
  ASE Test, Ltd.*.................       81,900      1,986,075
  Asustek Computer, Inc...........      176,800      1,757,710
  Cathay Life Insurance Co........       16,200         41,793
  China Steel Corp................    1,200,000        974,044
  China Steel Corp. -- GDR........       67,300      1,340,953
  Hon Hai Precision Industry Co.,
    Ltd...........................      610,800      3,997,055
  Taiwan Semiconductor -- ADR.....    1,615,000      6,783,152
  United World Chinese Commercial
    Bank..........................    1,378,000      1,669,121
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
TAIWAN (CONTINUED)
  Windbond Electronics Corp. --
    GDR 144A*.....................      113,500   $  2,082,725
                                                  ------------
                                                    20,632,628
                                                  ------------
TURKEY -- 3.9%
  Adana Cimento A.................   24,854,000        495,561
  Akbank TAS......................          500              7
  Eregli Demir Ve Celik
    Fabrikalari TAS...............  112,640,000      2,563,273
  Haci Omer Sabanci Holding AS....   35,870,000        932,880
  Migros Turk TAS.................    3,878,000      1,680,935
  Turk Sise Ve Cam Fabrikalari
    AS............................   97,322,000      1,033,523
  Yapi ve Kredi Bankasi...........   44,432,000        606,666
                                                  ------------
                                                     7,312,845
                                                  ------------
UNITED KINGDOM -- 3.3%
  Antofagasta Holdings PLC*.......      339,400      2,213,406
  Billiton PLC*...................      956,000      4,006,819
                                                  ------------
                                                     6,220,225
                                                  ------------
UNITED STATES -- 0.9%
  Freeport-McMoran Copper & Gold,
    Inc. Cl. B....................       96,300      1,498,669
  Starmedia Network, Inc.*........       10,000        367,188
                                                  ------------
                                                     1,865,857
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $171,328,302).........................    185,280,246
                                                  ------------

                                     PRINCIPAL
                                      AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
--------------------------------------------------------------
  Kellogg Co.
    5.622%, 10/01/99
    (Cost: $2,986,540)............  $ 2,987,000      2,986,540
                                                  ------------

TOTAL INVESTMENTS -- 100.8%
  (Cost: $174,314,842)........................   188,266,786
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (0.8%)..............................    (1,563,251)
                                                ------------
NET ASSETS -- 100.0%..........................  $186,703,535
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Airlines........................        0.6%
Auto Manufacturers..............        1.5
Beverages - Alcoholic...........        0.6
Broadcasting....................        2.3
Building Materials..............        2.3
Building Products...............        1.7
Chemicals.......................        4.6
Computer Software...............        4.1
Cosmetics & Personal Products...        2.5
Distribution/Wholesale..........        1.5
Diversified Financial
  Services......................        2.2
Diversified Operations..........        2.1
Drugs/Pharmaceuticals...........        0.4
Electric........................        2.1
Electronic
  Components/Semiconductors.....       11.0
Electronics.....................        4.9
Entertainment...................        1.6
Food............................        1.1

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Housewares......................        0.6%
Information Technology..........        0.2
Medical Products................        1.1
Metals..........................        2.8
Mining..........................        8.1
Miscellaneous Manufacturing.....        1.1
Money Center Banks..............       12.9
Oil & Gas Producers.............        3.2
Paper & Related Products........        1.0
Real Estate.....................        0.2
Steel...........................        5.7
Telecommunications..............       14.8
Telecommunications Equipment....        0.8
Television......................        1.2
Liabilities in Excess of Other
  Assets........................       (0.8)
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

PACIFIC RIM FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO MARCAL, Partner, Portfolio Manager; THEODORA JAMISON, Investment Analyst; ANDREW PARMET, Investment Analyst.

  GOAL: The Pacific Rim Fund seeks to maximize total return through investments in stocks of companies located within the Pacific Rim region including Australia, China, Japan, India, Indonesia, South Korea, Malaysia, New Zealand, the Philippines, Singapore and Taiwan.

  MARKET OVERVIEW: The economic crisis of 1997 helped accelerate reform in the Pacific Rim during the six-month period ended September 30, 1999. Positive factors driving economic growth in a number of emerging Asian countries include: government reform of the banking system; resurgent consumer demand; and rising export growth.

  For example, in Thailand, the government has embarked upon a program to recapitalize its troubled banks. In South Korea, large conglomerates have spun off unrelated businesses in an attempt to encourage competition among industries and increase efficiencies.

  In Japan, corporate restructuring, continued rising mergers and acquisitions activity, strength in the yen, as well as optimism about economic recovery all contributed to better-than-expected stock market performance following six months of negative GDP growth. The Japanese economy's strong performance bodes well for neighboring Asian nations exporting to Japan.

  PERFORMANCE: The fund gained 64.4% in the period versus 22.4% for its benchmark, the MSCI Pacific Index.

  PORTFOLIO SPECIFICS: Our investment in stocks with strong earnings growth and attractive valuations, particularly in Japanese technology companies, helped the fund deliver strong returns for the period. Among the top-performing holdings were: circuit board maker Murata Manufacturing; electronic device manufacturer Fujitsu; and software and peripheral distributor Softbank. During the period, we significantly increased our exposure to Japan on a stock-by-stock basis from 26% at the beginning of the period to 42% as of September 30.

  Other top performers for the period included Reliance Industries Ltd. Based in India, the firm is a manufacturer of textiles, raw materials and petrochemicals. In Australia, circuit board maker Protel was also a top performer.

  MARKET OUTLOOK: The changing landscape among Pacific Rim markets creates new investment opportunities. Countries that are on the path of reform are coming out ahead of those that are delaying moves to implement much-needed changes. The following are positive factors in the Pacific Rim:

  - interest rates have come down significantly from their peaks

  - most Asian economies are forecast to continue their economic recovery in
    2000

  - corporate restructuring is positively impacting companies in Japan

  Amid this positive economic backdrop, we are optimistic about the outlook for the Pacific Rim Fund.

--------------------------------------------------------------------------------

PACIFIC RIM FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN PACIFIC RIM FUND INSTITUTIONAL SHARES WITH THE MSCI PACIFIC INDEX.

                                                                                                  SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                INCEPTION
                           110.72%                            As of 09/30/99                      31.78%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PACIFIC RIM FUND INSTITUTIONAL SHARES  MSCI PACIFIC INDEX
12/31/97                            $250,000.00         $250,000.00
01/98                               $252,000.00         $261,601.25
02/98                               $258,600.00         $274,525.92
03/98                               $253,200.00         $260,654.95
04/98                               $241,200.00         $253,590.16
05/98                               $207,400.00         $233,540.05
06/98                               $193,600.00         $232,816.08
07/98                               $197,400.00         $229,653.27
08/98                               $178,200.00         $201,018.26
09/98                               $192,200.00         $201,782.74
10/98                               $208,200.00         $235,362.41
11/98                               $225,600.00         $247,782.49
12/98                               $233,600.00         $254,632.18
01/99                               $238,200.00         $256,358.59
02/99                               $229,400.00         $251,617.50
03/99                               $246,400.00         $281,969.61
04/99                               $285,400.00         $303,653.07
05/99                               $293,800.00         $285,616.08
06/99                               $355,200.00         $312,920.98
07/99                               $384,400.00         $329,224.16
08/99                               $396,600.00         $329,783.84
9/30/99                             $405,000.00         $345,052.83

This graph compares a $250,000 investment in the Pacific Rim Fund Institutional Shares with the MSCI Pacific Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International Pacific Index ("MSCI Pacific") is a market capitalization-weighted index composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin, including, Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore. Stock selection takes into consideration the trading capabilities of foreigners in emerging market countries. The index is calculated without dividends or with gross dividends reinvested, in both US dollars and local currency.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
PACIFIC RIM FUND

                                        NUMBER
                                      OF SHARES      VALUE
-------------------------------------------------------------
COMMON STOCK -- 98.7%
-------------------------------------------------------------
AUSTRALIA -- 5.5%
  AAPT, Ltd.*.......................     3,592     $   11,479
  Austar United Communications,
    Ltd.*...........................     3,700         11,349
  Foster's Brewing Group, Ltd.......     6,700         18,889
  Protel International, Ltd.*.......    45,600        102,072
  Solution 6 Holdings, Ltd..........     5,000         17,862
                                                   ----------
                                                      161,651
                                                   ----------
BRITISH VIRGIN ISLANDS -- 0.9%
  Del Monte Pacific, Ltd.*..........    58,000         26,970
                                                   ----------
CHINA -- 2.4%
  Beijing Yanshua Petrochemical Co.,
    Ltd.............................   208,000         41,237
  Shandong International Power
    Development Co., Ltd. Cl. H*....   198,000         31,352
                                                   ----------
                                                       72,589
                                                   ----------
HONG KONG -- 5.0%
  Beijing Enterprises Holdings, Ltd.
    Cl. H...........................    22,000         36,819
  China Telecom (Hong Kong), Ltd.
    Cl. H*..........................    12,000         36,922
  Hong Kong Land Holdings, Ltd......    25,000         32,750
  HSBC Holdings PLC.................     3,600         41,131
                                                   ----------
                                                      147,622
                                                   ----------
INDIA -- 8.8%
  Hindustan Lever, Ltd..............       400         23,443
  ICICI, Ltd. -- ADR*...............       800          9,600
  Larsen & Toubro, Ltd..............     5,350         45,106
  NIIT, Ltd.........................     1,200         78,009
  Ranbaxy Laboratories, Ltd. -- GDR
    144A............................       800         19,300
  Reliance Industries, Ltd. --
    GDR.............................     5,100         53,550
  Wipro Corp., Ltd..................     1,000         30,967
                                                   ----------
                                                      259,975
                                                   ----------
INDONESIA -- 3.0%
  Gulf Indonesia Resources, Ltd.....     5,100         51,319
  PT Bank Pan Indonesia TBK -- FR...   287,300         36,965
                                                   ----------
                                                       88,284
                                                   ----------
JAPAN -- 41.9%
  Advantest Corp....................       400         57,857
  Aiful Corp........................       300         51,141
  Bellsystem 24, Inc................       100         67,155
  Fujitsu, Ltd......................     3,000         93,547
  Hirose Electric Co., Ltd..........       100         15,732
  Hitachi, Ltd......................     5,000         55,415
  Hitachi, Ltd. -- ADR..............       500         54,563
  Japan Business Computer Co.,
    Ltd.............................     2,400         72,133
  KAO Corp..........................     1,000         28,271
  Kojima Co., Ltd...................     1,000         54,100
  Kuraya Corp.......................     1,000         13,525
  Murata Manufacturing Co., Ltd.....     1,000        100,498
                                        NUMBER
                                      OF SHARES      VALUE
-------------------------------------------------------------
JAPAN (CONTINUED)
  Nippon Steel Corp.................    11,000     $   29,858
  Nitto Denko Corp..................     2,000         63,492
  Ryohin Keikaku Co., Ltd...........       100         20,193
  Ryohin Keikaku Co., Ltd. (99
    Shares)*........................       100         20,100
  Seven-Eleven Japan Co., Ltd.......     1,000         87,818
  Seven-Eleven Japan Co., Ltd. (99
    Shares)*........................     1,000         88,288
  Shohkoh Fund & Co., Ltd...........        40         29,868
  Softbank Corp.....................       200         76,078
  Sumitomo Bakelite Co., Ltd........     6,000         62,046
  Takefuji Corp.....................       300         49,957
  Toyo Information Systems Co.,
    Ltd.............................     1,000         47,618
                                                   ----------
                                                    1,239,253
                                                   ----------
MALAYSIA -- 1.7%
  Unisem (M) Berhad.................    12,000         48,947
                                                   ----------
PHILIPPINES -- 1.3%
  Philippine Long Distance Telephone
    Co. -- ADR......................     1,700         36,974
                                                   ----------
SINGAPORE -- 7.8%
  Datacraft Asia, Ltd...............     6,200         27,280
  Datapulse Technology, Ltd.........    46,000         27,862
  Elec & Eltek International Co.,
    Ltd.............................    17,000         65,960
  JIT Holdings, Ltd.................    28,000         51,703
  Natsteel Electronics, Ltd.........    11,000         41,076
  Venture Manufacturing (Singapore),
    Ltd.............................     2,000         17,407
                                                   ----------
                                                      231,288
                                                   ----------
SOUTH KOREA -- 9.2%
  Housing & Commercial Bank,
    Korea...........................     1,200         23,181
  Korea Electric Power Corp.........       950         31,237
  Korea Telecom Corp................       520         32,102
  Korea Telecom Corp. -- ADR*.......       400         14,800
  LG Chemical, Ltd..................     1,030         29,888
  LG Electronics....................     1,470         49,302
  Samsung Corp......................     2,400         35,117
  Samsung Electronics Co............       332         53,764
  SK Telecom Co., Ltd. -- ADR.......         4             41
  Trigem Computer, Inc..............        59          4,051
                                                   ----------
                                                      273,483
                                                   ----------
TAIWAN -- 11.2%
  Asia Cement Corp..................    39,000         35,092
  Asustek Computer, Inc.............     1,400         13,919
  Bank Sinopac......................    69,000         36,687
  Cathay Life Insurance Co., Ltd....       450          1,161
  Hon Hai Precision Industry Co.,
    Ltd.............................     8,000         52,352
  Siliconware Precision Industries
    Co..............................     9,840         16,408
  Ta Ya Electric Wire & Cable Co.,
    Ltd.............................   163,000         50,256
  Taishin International Bank........    66,000         36,546
  Taiwan Semiconductor Manufacturing
    Co..............................     6,150         25,830

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                        NUMBER
                                      OF SHARES      VALUE
-------------------------------------------------------------
COMMON STOCK (Continued)
-------------------------------------------------------------
TAIWAN (CONTINUED)
  Windbond Electronics Corp. -- GDR
    144A*...........................     3,400     $   62,390
                                                   ----------
                                                      330,641
                                                   ----------
TOTAL COMMON STOCK
  (Cost: $2,302,861)............................    2,917,677
                                                   ----------
                                        NUMBER
                                       OF UNITS
-------------------------------------------------------------
UNITS -- 0.9%
-------------------------------------------------------------
INDIA -- 0.9%
  ITC, Ltd. -- GDR (One unit = one
    share and 1/3 warrant)
    (Cost: $21,750).................     1,000         25,375
                                                   ----------

                                        NUMBER
                                      OF WARRANTS     VALUE
--------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------
INDONESIA -- 0.0%
  PT Bank Pan Indonesia TBK 07/08/02
    (Cost: $0)......................     25,350     $      789
                                                    ----------

TOTAL INVESTMENTS -- 99.6%
  (Cost: $2,324,611)............................   2,943,841
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.4%...      12,973
                                                  ----------
NET ASSETS -- 100.0%............................  $2,956,814
                                                  ----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

PACIFIC RIM FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Beverages - Alcoholic...........        0.6%
Broadcasting....................        0.4
Building Materials..............        1.2
Chemicals.......................        6.3
Computer Software...............        6.7
Computers.......................        7.8
Cosmetics & Personal Products...        1.7
Distribution/Wholesale..........        1.2
Diversified Financial
  Services......................        3.0
Diversified Operations..........        1.2
Drugs/Pharmaceuticals...........        0.5
Electric........................        2.1
Electronic
  Components/Semiconductors.....       21.4
Electronics.....................        9.0
Food............................        0.9
Investment Companies............        2.6

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Machinery.......................        1.5%
Medical Products................        0.7
Money Center Banks..............        5.9
Oil & Gas Producers.............        1.7
Other Commercial Services.......        3.9
Real Estate.....................        1.1
Retail - Consumer Electronics...        1.8
Retail - Convenience Stores.....        6.0
Retail - Miscellaneous..........        1.4
Savings and Loans...............        1.7
Steel...........................        1.0
Telecommunications..............        5.4
Tobacco.........................        0.9
Other Assets in Excess of
  Liabilities...................        0.4
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LATIN AMERICA FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global Systematic Portfolio Management and Research; ERNESTO RAMOS, PH.D., Portfolio Manager; JASON CAMPBELL, Portfolio Manager.

  GOAL: The Latin America Fund seeks to provide long-term capital appreciation primarily through investment in the securities of companies located in the Latin American countries of South America, Central America and Mexico.

  MARKET OVERVIEW: In the beginning of the six-month period ended September 30, 1999, many emerging countries in Latin America showed signs of accelerated reform following the lingering effects of 1997's financial crisis. Economic recovery was evidenced in Latin America as commodity prices, including oil; a strong US economy; devaluation of the Brazilian real, as well as low inflation in the region, all contributed to a boost in equity markets. In Brazil, the decision to cut interest rates, along with a rise in oil prices, resulted in a boost for the heavily dependent oil-exporting country. In Mexico, favorable trends such as strengthening commodity prices and a strong US economy bode well for the country.

  In the third quarter of the year however, Latin American markets suffered declines amid uncertainties over higher interest rates in the United States. Fiscal and political worries dragged Latin American equity markets lower, with presidential elections scheduled in Argentina and for next year in Mexico and Chile.

  PERFORMANCE: During the six-month period ended September 30, 1999, the Latin America Fund posted a decline of 0.8% versus a 4.3% gain for the MSCI EMF Latin America Index.

  PORTFOLIO SPECIFICS: Despite the region's downturn in the third quarter, we continued to find stocks that benefited from change and posted favorable earnings in Latin America. For example, in Mexico, strengthening commodity prices and a strong US economy led us to invest in Alfa. One of the top performers during the period, Alfa has operations in petrochemicals, steel, car parts and food.

  Another top performer for the period was Aracruz Celulose, the world's largest producer of hardwood craft market pulp used in a wide range of paper products. Exporting more than 90% of its pulp to North America, Europe, and Asia, the firm has remained resilient in a traditionally volatile industry.

  Disappointing returns among holdings in Mexico negatively affected the fund's relative returns.

  MARKET OUTLOOK: Long-term trends in Latin America remain solid. Favorable factors such as privatization, restructuring, declining inflation and improving economic conditions all bode well for countries in the region. The recent recovery in commodity prices, including oil, is also very positive for the economic and fiscal health of the region. We expect the region's largest economies -- Mexico and Brazil -- to surmount political and economic difficulties in the years ahead. Although uncertainties remain, we believe the long-term prospects are compelling. We are optimistic in our outlook for the Latin America Fund.

--------------------------------------------------------------------------------

LATIN AMERICA FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LATIN AMERICA FUND INSTITUTIONAL SHARES WITH THE MSCI EMF LATIN AMERICA INDEX.

                                                                                                 SINCE
                           1 YEAR                       ANNUALIZED TOTAL RETURNS                INCEPTION
                           35.01%                            As of 09/30/99                      -3.70%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LATIN AMERICA FUND   MSCI EMF LATIN AMERICA INDEX
          INSTITUTIONAL SHARES
11/30/97           $250,000.00                   $250,000.00
12/97              $268,400.00                   $266,600.00
01/98              $241,600.00                   $236,986.07
02/98              $255,800.00                   $249,434.95
03/98              $279,200.00                   $267,119.89
04/98              $283,200.00                   $261,000.17
05/98              $247,400.00                   $227,242.41
06/98              $239,000.00                   $213,812.38
07/98              $257,400.00                   $224,391.82
08/98              $163,400.00                   $146,554.79
09/98              $172,800.00                   $161,560.53
10/98              $189,400.00                   $174,049.16
11/98              $204,800.00                   $187,485.75
12/98              $192,012.73                   $172,993.11
01/99              $175,130.25                   $152,510.72
02/99              $187,537.86                   $162,240.91
03/99              $235,134.23                   $195,224.48
04/99              $273,984.27                   $223,346.57
05/99              $258,118.81                   $213,541.65
06/99              $265,644.73                   $223,712.64
07/99              $232,489.99                   $206,486.77
08/99              $223,540.24                   $200,271.52
9/30/99            $233,303.60                   $203,535.94

This graph compares a $250,000 investment in the Latin America Fund Institutional Shares with the MSCI EMF Latin America Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International Latin America Index ("MSCI EMF Latin America") is a market capitalization-weighted index composed of companies representative of the market structure of 7 emerging market countries in Latin America, including, Argentina, Chile, Columbia, Brazil, Mexico Free, Peru and Venezuela. Stock selection takes into consideration the trading capabilities of foreigners in emerging market countries. The index is calculated without dividends or with gross dividends reinvested, in both US dollars and local currency.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
LATIN AMERICA FUND

                                         NUMBER
                                        OF SHARES     VALUE
--------------------------------------------------------------
COMMON STOCK -- 69.2%
--------------------------------------------------------------
BRAZIL -- 18.1%
  Aracruz Celulose S.A. -- ADR........      6,800   $  141,950
  CIA Vale do Rio Doce -- ADR.........      4,000       84,376
  Eletropaulo S.A.....................  3,900,000      184,844
  Tele Centro Sul Participacoes --
    ADR...............................      1,800       99,900
                                                    ----------
                                                       511,070
                                                    ----------
MEXICO -- 43.0%
  Alfa, S.A.*.........................     47,100      199,305
  Carso Global Telecom S.A............     38,000      210,603
  Cemex S.A. -- ADR...................      8,307      200,406
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. B........      1,247        3,002
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. L*.......     37,000       87,091
  Grupo Telavisa S.A. -- GDR*.........      7,800      311,513
  Telefonos de Mexico -- ADR..........      2,900      206,625
                                                    ----------
                                                     1,218,545
                                                    ----------
UNITED KINGDOM -- 8.1%
  Antofagasta Holdings PLC............     35,200      229,558
                                                    ----------
TOTAL COMMON STOCK
  (Cost: $1,833,083).............................    1,959,173
                                                    ----------
                                         NUMBER
                                        OF SHARES     VALUE
--------------------------------------------------------------

PREFERRED STOCK -- 22.2%
--------------------------------------------------------------
BRAZIL -- 22.2%
  CIA Vale do Rio Doce................      5,500   $  117,162
  Empresa Brasileira de Aeronautica
    S.A...............................     99,000      278,438
  Gerdau S.A..........................  9,198,000      143,719
  Petroleo Brasileiro S.A.............    596,200       89,119
                                                    ----------
TOTAL PREFERRED STOCK
  (Cost: $622,206)...............................      628,438
                                                    ----------

                                        PRINCIPAL
                                         AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 7.7%
--------------------------------------------------------------
  Kellogg Co.
    5.522%, 10/01/99..................  $ 119,000      118,982
  Pitney Bowes, Inc.
    5.841%, 10/01/99..................    100,000       99,984
                                                    ----------
TOTAL COMMERCIAL PAPER
  (Cost: $218,966)...............................      218,966
                                                    ----------

TOTAL INVESTMENTS -- 99.1%
  (Cost: $2,674,255)............................   2,806,577
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%...      24,646
                                                  ----------
NET ASSETS -- 100.0%............................  $2,831,223
                                                  ----------
                                                  ----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

LATIN AMERICA FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Aerospace/Defense...............        9.8%
Broadcasting....................       11.0
Building Materials..............        7.1
Diversified Financial
  Services......................        7.7
Diversified Operations..........        7.0
Electric........................        6.5
Entertainment...................        3.2
Mining..........................       15.3

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Oil & Gas Producers.............        3.1%
Paper & Related Products........        5.0
Steel...........................        5.1
Telecommunications..............       18.3
Other Assets in Excess of
  Liabilities...................        0.9
                                      -----
NET ASSETS......................      100.0%
                                      =====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; ANDREW B. GALLAGHER, Partner, Portfolio Manager; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; KENNETH H. LEE, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst.

  GOAL: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

  MARKET OVERVIEW: Optimism about the robust US economy, strong corporate profits and low inflation contributed to gains among US large-cap stocks. During the period, large-cap indices reached record highs, with the Dow Jones Industrial Average (DJIA) surpassing 11,000 for the first time on May 3.

  The six-month period was characterized by volatility, with market highs often followed by investor uncertainty over potential interest-rate hikes. Technology stocks were favorites in all capitalization segments during the period as the powerful long-term growth potential in the sector attracted investors into various technology industries.

  Following a brief period of underperformance in April and May, growth stocks outperformed value stocks throughout much of the period.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 10.4% versus 0.0% for the Russell 1000 Growth Index.

  PORTFOLIO SPECIFICS: Stocks with strong earnings visibility and solid fundamentals, particularly within the technology sector, were strong contributors to the fund's outperformance relative to its benchmark during the period.

  Among the top-performing holdings were technology companies including Sprint PCS, Sun Microsystems, Cisco Systems, Sony and Qualcomm. By the end of the period we had increased our weighting in the technology sector on a stock-by-stock basis to 38.7% -- up from 20.3% at the beginning of the period.

  Due to eroding earnings projections, we continued to reduce our exposure on a stock-specific basis among retail stocks, including Dayton Hudson. In addition, as a result of our bottom-up process, we trimmed exposure to consumer services and utilities and increased our exposure in oil-related industries.

  MARKET OUTLOOK: In an environment with subdued inflation, low interest rates, and global economic recovery, we continue to find promising companies with exceptional earnings growth in the large-cap segment. We expect stocks with the strongest earnings growth rates to continue attracting investor attention.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LARGE CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                           83.32%                             As of 09/30/99                       50.34%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


          LARGE CAP GROWTH FUND INSTITUTIONAL SHARES  RUSSELL 1000 GROWTH INDEX
12/27/96                                 $250,000.00                $250,000.00
12/96                                    $247,200.00                $246,184.68
1/97                                     $272,400.00                $263,452.07
2/97                                     $267,800.00                $261,660.59
3/97                                     $260,000.00                $247,499.52
4/97                                     $270,000.00                $263,933.49
5/97                                     $300,200.00                $282,981.57
6/97                                     $311,400.00                $294,300.83
7/97                                     $350,200.00                $320,317.03
8/97                                     $342,200.00                $301,578.48
9/97                                     $359,600.00                $316,419.16
10/97                                    $359,200.00                $304,711.65
11/97                                    $354,896.62                $317,652.75
12/97                                    $361,073.21                $321,210.46
1/98                                     $366,477.73                $330,814.66
2/98                                     $400,191.62                $355,698.54
3/98                                     $424,640.63                $369,876.68
4/98                                     $438,280.60                $374,995.77
5/98                                     $427,214.20                $364,353.39
6/98                                     $458,097.16                $386,670.04
7/98                                     $448,284.00                $384,110.28
8/98                                     $373,570.00                $326,455.33
9/98                                     $420,006.82                $351,533.63
10/98                                    $451,656.50                $379,796.93
11/98                                    $494,720.82                $408,699.48
12/98                                    $580,590.04                $445,564.17
1/99                                     $645,964.79                $471,718.79
2/99                                     $632,474.76                $450,161.24
3/99                                     $697,590.09                $473,884.74
4/99                                     $730,134.16                $474,500.79
5/99                                     $735,294.12                $459,933.61
6/99                                     $770,228.70                $492,128.96
7/99                                     $760,111.18                $476,479.26
8/99                                     $755,700.97                $484,245.88
9/30/99                                  $769,969.27                $474,077.71

This graph compares a $250,000 investment in the Large Cap Growth Fund Institutional Shares with the Russell 1000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                        NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 97.7%
--------------------------------------------------------------
APPAREL -- 3.0%
  Nike, Inc. Cl. B..................      17,700   $ 1,006,688
                                                   -----------
AUDIO/VIDEO PRODUCTS -- 3.4%
  Sony Corp.........................       7,600     1,140,475
                                                   -----------
BIOTECHNOLOGY -- 6.3%
  Amgen, Inc.*......................      13,300     1,083,950
  Genentech, Inc.*..................       6,800       994,925
                                                   -----------
                                                     2,078,875
                                                   -----------
BROADCASTING -- 10.0%
  AT&T Corp. -- Liberty Media Group
    Cl. A*..........................      30,700     1,139,738
  CBS Corp..........................      20,500       948,125
  Comcast Corp. -- Special Cl. A*...      30,200     1,204,225
                                                   -----------
                                                     3,292,088
                                                   -----------
COMPUTER SOFTWARE -- 7.6%
  Microsoft Corp.*..................      10,300       932,794
  Oracle Corp.*.....................      23,900     1,087,450
  SAP AG............................      13,200       498,300
                                                   -----------
                                                     2,518,544
                                                   -----------
COMPUTERS -- 6.2%
  Dell Computer Corp.*..............      20,900       873,881
  Sun Microsystems, Inc.*...........      12,600     1,171,800
                                                   -----------
                                                     2,045,681
                                                   -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 4.6%
  Intel Corp........................       6,500       483,031
  Texas Instuments, Inc.............      12,700     1,044,575
                                                   -----------
                                                     1,527,606
                                                   -----------
ELECTRONICS -- 3.0%
  Solectron Corp.*..................      14,000     1,005,375
                                                   -----------
INTERNET SOFTWARE -- 3.5%
  America Online, Inc.*.............      11,000     1,144,000
                                                   -----------
LEISURE/GAMING -- 3.5%
  MGM Grand, Inc.*..................      22,600     1,156,838
                                                   -----------
MEDICAL PRODUCTS & SUPPLIES -- 2.9%
  Johnson & Johnson.................      10,600       973,875
                                                   -----------
MISCELLANEOUS MANUFACTURING -- 3.0%
  Tyco International Ltd............       9,500       980,875
                                                   -----------
NETWORKING PRODUCTS -- 3.2%
  Cisco Systems, Inc.*..............      15,600     1,069,575
                                                   -----------
                                        NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
OIL & GAS PRODUCERS -- 2.7%
  EOG Resources, Inc................      42,100   $   894,625
                                                   -----------
OIL FIELD SERVICES -- 4.7%
  Halliburton Co....................      20,500       840,500
  Weatherford International,
    Inc.*...........................      22,000       704,000
                                                   -----------
                                                     1,544,500
                                                   -----------
PAPER & RELATED PRODUCTS -- 2.1%
  International Paper Co............      14,300       687,294
                                                   -----------
PIPELINES -- 2.5%
  Williams Cos., Inc................      22,200       831,112
                                                   -----------
RETAIL-DISCOUNT -- 3.3%
  Wal-Mart Stores, Inc..............      22,800     1,084,424
                                                   -----------
RETAIL-BUILDING PRODUCTS -- 1.5%
  Home Depot, Inc...................       7,400       507,824
                                                   -----------
TELECOMMUNICATIONS -- 8.3%
  ALLtel Corp.......................       9,700       682,638
  MCI WorldCom, Inc.*...............      12,200       876,875
  Sprint Corp. -- PCS Group.........      15,900     1,185,544
                                                   -----------
                                                     2,745,057
                                                   -----------
TELECOMMUNICATIONS EQUIPMENT -- 12.4%
  Lucent Technologies, Inc..........      15,015       974,098
  Motorola, Inc.....................       9,900       871,200
  Nokia OYJ -- ADR..................      12,800     1,149,600
  Qualcomm, Inc.*...................       5,900     1,116,206
                                                   -----------
                                                     4,111,104
                                                   -----------
TOTAL COMMON STOCK
  (Cost: $30,222,003)...........................    32,346,435
                                                   -----------

                                      PRINCIPAL
                                        AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 3.0%
--------------------------------------------------------------
  Kellogg Co.
    5.616% 10/01/99
    (Cost: $987,848)................  $  988,000       987,848
                                                   -----------

TOTAL INVESTMENTS -- 100.7%
  (Cost: $31,209,851)..........................   33,334,283
LIABILITIES IN EXCESS OF OTHER ASSETS --
(0.7%).........................................     (241,766)
                                                 -----------
NET ASSETS -- 100.0%...........................  $33,092,517
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MID CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; ANDREW
B. GALLAGHER, Partner, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst.

  GOAL: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in US securities with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase.

  MARKET OVERVIEW: Optimism about the robust US economy, strong corporate profits and low inflation levels contributed to US indices reaching record highs during the six-month period ended September 30, 1999. During the period, investors recognized the strong earnings growth rates within the mid-cap segment, spurring gains.

  The period was characterized by volatility, with market highs often followed by sharp declines amid investor uncertainty over potential interest-rate hikes. Technology stocks were favorites in all capitalization segments during the period as the powerful long-term growth potential in the sector attracted investors into various technology industries.

  With the exception of a brief period in April and May, growth stocks outperformed value stocks. While many value-oriented companies assumed market leadership after being hard-hit by the Asian economic crisis in 1997, growth-oriented companies returned to favor for the remainder of the period.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 7.2% versus 4.9% for the Russell Midcap Growth Index.

  PORTFOLIO SPECIFICS: Stock selection, especially in the technology sector, was responsible for much of the fund's outperformance relative to its benchmark. For example, among the best-performing holdings during the period were wireless technology companies Voicestream Wireless and Sprint PCS; software company Veritas Software; internet company RealNetworks Inc; communications semiconductor chip makers Applied Micro Circuits, Conexant Systems, and LSI Logic; as well as fiber optics technology company JDS Uniphase Corp.

  During the period, we increased exposure to the technology sector on stock-by-stock basis to more than 40% from 24% on March 31.

  During the period, we significantly reduced our exposure on a company-by-company basis in the financial services and retail trade industries due to concerns over the sustainability of earnings growth.

  MARKET OUTLOOK: The fundamental strengths within the mid-cap segment of the market continue to inspire optimism. Earnings growth remains strong and valuations, relative to large-cap stocks are near historic lows. We expect stocks with the strongest earnings growth rates will continue to attract investor recognition.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN MID CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.


                                                        ANNUALIZED TOTAL RETURNS
                                                             As of 09/30/99
                           1 YEAR                                5 YEARS                        10 YEARS
                           52.67%                                20.68%                          17.67%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MID CAP GROWTH    RUSSELL MID
          FUND INSTITUTIONAL   CAP GROWTH
                SHARES           INDEX
9/30/85           250,000.00    250,000.00
12/31/85          311,844.68    250,000.00
12/31/86          414,298.40    293,875.99
12/31/87          429,183.67    301,984.30
12/31/88          483,551.39    341,012.60
12/31/89          647,588.43    448,379.58
12/31/90          652,316.35    425,364.42
12/31/91        1,014,497.89    625,418.63
12/31/92        1,151,984.48    679,904.76
12/31/93        1,379,769.31    756,008.21
12/31/94        1,234,649.94    739,632.42
12/31/95        1,710,915.34    991,040.20
12/31/96        1,992,539.17  1,164,278.99
12/31/97        2,324,431.52  1,426,667.47
12/31/98        2,665,064.26  1,681,523.82
9/30/99         3,246,427.93  1,824,121.47

This graph compares a $250,000 investment in Mid Cap Growth Fund Institutional Shares with the Russell Mid Cap Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Russell Mid Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The average market capitalization is $4 billion. The Russell Mid Cap Growth Index is considered generally representative of the U.S. market for mid cap stocks. The index incepted on 12/31/85.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
MID CAP GROWTH FUND

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 97.6%
--------------------------------------------------------------
ADVERTISING -- 1.0%
  Omnicom Group, Inc...............      16,200   $  1,282,838
                                                  ------------
AUTO EQUIPMENT -- 0.4%
  Gentex Corp.*....................      26,700        551,521
                                                  ------------
APPLICATIONS SOFTWARE -- 1.3%
  BroadVision, Inc.*...............       5,600        745,150
  Peregrine Systems, Inc.*.........      23,100        941,325
                                                  ------------
                                                     1,686,475
                                                  ------------
BIOTECHNOLOGY -- 6.0%
  Biogen, Inc.*....................      13,100      1,032,444
  Genentech, Inc.*.................      11,500      1,682,594
  Genzyme Corp. -- General
    Division*......................      17,700        797,606
  Gilead Sciences, Inc.*...........      18,800      1,206,725
  Immunex Corp.*...................      12,400        537,850
  Medimmune, Inc.*.................      26,700      2,660,821
                                                  ------------
                                                     7,918,040
                                                  ------------
BROADCASTING -- 5.0%
  Hispanic Broadcasting Corp.*.....      12,900        982,012
  Insight Communications Co.,
    Inc.*..........................      32,700        936,037
  Univision Communications, Inc.
    Cl. A*.........................      17,200      1,399,650
  USA Networks, Inc.*..............      53,700      2,080,875
  Westwood One, Inc................      28,100      1,268,012
                                                  ------------
                                                     6,666,586
                                                  ------------
COMPUTERS -- 1.1%
  Apple Computer, Inc..............      22,200      1,405,538
                                                  ------------
COMPUTER SERVICES -- 2.0%
  Computer Sciences Corp.*.........      24,800      1,743,750
  Qlogic Corp.*....................      13,000        907,562
                                                  ------------
                                                     2,651,312
                                                  ------------
COMPUTER SOFTWARE -- 6.2%
  BMC Software, Inc.*..............      25,400      1,817,688
  Mercury Interactive Corp.*.......      19,700      1,271,881
  VeriSign, Inc.*..................      18,200      1,938,300
  Veritas Software Corp.*..........      42,300      3,212,156
                                                  ------------
                                                     8,240,025
                                                  ------------
CONTRACT DRILLING -- 1.3%
  Global Marine, Inc.*.............     102,400      1,683,200
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
  Concord EFS, Inc.*...............      42,300        872,438
                                                  ------------
DRUGS/PHARMACEUTICALS -- 0.9%
  Forest Laboratories, Inc. Cl.
    A*.............................      29,800      1,255,325
                                                  ------------
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
ELECTRIC -- 1.9%
  AES Corp.........................      31,300   $  1,846,700
  Calpine Corp.*...................       7,700        654,981
                                                  ------------
                                                     2,501,681
                                                  ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 10.4%
  Applied Micro Circuits Corp.*....      28,800      1,641,600
  Broadcom Corp.*..................      11,100      1,209,900
  Conexant Systems, Inc.*..........      30,100      2,186,951
  Lam Research Corp.*..............      16,300        994,300
  LSI Logic Corp.*.................      45,100      2,322,650
  PMC-Sierra, Inc.*................      17,800      1,646,500
  Vitesse Semiconductor Corp.*.....      18,000      1,536,750
  Xilinx, Inc.*....................      33,400      2,188,742
                                                  ------------
                                                    13,727,393
                                                  ------------
ELECTRONICS -- 1.7%
  General Instruments Corp.*.......      30,100      1,448,563
  Teradyne, Inc.*..................      24,600        867,150
                                                  ------------
                                                     2,315,713
                                                  ------------
ENTERTAINMENT -- 0.5%
  SFX Entertainment, Inc. Cl. A*...      23,600        719,800
                                                  ------------
INTERNET CONTENT -- 4.9%
  CMGI, Inc.*......................      16,200      1,660,500
  Doubleclick, Inc.*...............       6,500        774,312
  Inktomi Corp.*...................       8,300        996,259
  Internet Capital Group, Inc.*....      11,500      1,010,562
  Network Solutions, Inc. Cl. A*...      21,900      2,012,063
                                                  ------------
                                                     6,453,696
                                                  ------------
INTERNET SOFTWARE -- 7.1%
  At Home Corp. Series A*..........      26,000      1,077,375
  Covad Communications Group,
    Inc.*..........................      19,600        854,438
  Exodus Communications, Inc.*.....      22,200      1,599,788
  Internap Network Services
    Corp.*.........................      11,000        490,875
  Phone.com, Inc.*.................       5,100        772,650
  PSINet, Inc.*....................      22,200        798,507
  RealNetworks, Inc.*..............      23,200      2,425,850
  Vignette Corp.*..................      16,100      1,457,050
                                                  ------------
                                                     9,476,533
                                                  ------------
LEISURE/GAMING -- 0.9%
  Royal Caribbean Cruises, Ltd.....      25,900      1,165,500
                                                  ------------
MEDICAL INFORMATION SYSTEMS -- 0.5%
  IMS Health, Inc..................      31,200        711,750
                                                  ------------
MEDICAL SUPPLIES/EQUIPMENT -- 3.1%
  Medical Manager Corp.*...........      19,200        955,200
  MiniMed, Inc.*...................      12,600      1,237,950
  Visx, Inc.*......................      24,000      1,898,251
                                                  ------------
                                                     4,091,401
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
NETWORKING PRODUCTS -- 3.1%
  Extreme Networks, Inc.*..........      22,500   $  1,424,531
  Foundry Networks, Inc.*..........       1,500        189,000
  Network Appliance, Inc.*.........      35,000      2,506,875
                                                  ------------
                                                     4,120,406
                                                  ------------
OIL & GAS PRODUCERS -- 1.8%
  Apache Corp......................      42,700      1,844,106
  EOG Resources, Inc...............      26,700        567,375
                                                  ------------
                                                     2,411,481
                                                  ------------
OIL & GAS SERVICES -- 5.2%
  BJ Services Co.*.................      41,300      1,313,856
  ENSCO International, Inc.........      78,900      1,425,131
  Global Industries, Ltd.*.........       2,900         23,563
  Rowan Companies, Inc.............      71,500      1,161,875
  Smith International, Inc.........      47,400      1,919,700
  Weatherford International,
    Inc.*..........................      34,700      1,110,400
                                                  ------------
                                                     6,954,525
                                                  ------------
OPTICAL SUPPLIES -- 2.2%
  Allergan, Inc....................      12,400      1,364,000
  Bausch & Lomb, Inc...............      24,500      1,615,469
                                                  ------------
                                                     2,979,469
                                                  ------------
PACKAGING & CONTAINERS -- 0.9%
  Smurfit-Stone Container Corp.*...      55,200      1,193,700
                                                  ------------
PRINTERS & RELATED PRODUCTS -- 1.3%
  Lexmark International Group, Inc.
    Cl. A*.........................      21,800      1,754,900
                                                  ------------
RETAIL-APPAREL -- 2.6%
  Abercrombie & Fitch Co. Cl. A*...      20,200        688,062
  American Eagle Outfitters,
    Inc.*..........................      15,100        731,406
  Childrens Place, Inc.*...........      21,900        583,088
  Pacific Sunwear California,
    Inc.*..........................      50,200      1,407,166
                                                  ------------
                                                     3,409,722
                                                  ------------
RETAIL-CONSUMER ELECTRONICS -- 3.1%
  Best Buy, Inc.*..................      32,800      2,035,650
  Circuit City Stores..............      48,900      2,062,969
                                                  ------------
                                                     4,098,619
                                                  ------------
RETAIL-DEPARTMENT STORE -- 0.7%
  Kohls Corp.......................      13,500        892,688
                                                  ------------
RETAIL-OFFICE SUPPLIES -- 0.6%
  Avery Dennison Corp..............      14,800        780,700
                                                  ------------
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
SEMICONDUCTORS -- 4.4%
  Analog Devices, Inc.*............      30,900   $  1,583,625
  JDS Uniphase Corp.*..............      20,900      2,378,681
  Maxim Integrated Products,
    Inc.*..........................      13,600        858,076
  Sanmina Corp.*...................      12,400        959,450
                                                  ------------
                                                     5,779,832
                                                  ------------
TELECOMMUNICATIONS -- 11.7%
  CIENA Corp.*.....................      65,800      2,401,700
  Crown Castle International
    Corp.*.........................      60,400      1,130,616
  Metromedia Fiber Network, Inc.
    Cl. A*.........................      25,600        627,200
  Nextel Communications, Inc. Cl.
    A*.............................      17,500      1,186,719
  NEXTLINK Communications, Inc.
    Cl. A*.........................      20,600      1,067,982
  McLeodUSA, Inc.*.................      30,400      1,293,900
  Sprint Corp. -- PCS Group........      17,000      1,267,563
  Voicestream Wireless Corp.*......      68,800      4,246,253
  Winstar Communications, Inc.*....      58,600      2,289,062
                                                  ------------
                                                    15,510,995
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
  Comverse Technology, Inc.*.......      12,900      1,216,631
  Qualcomm, Inc.*..................       3,600        681,075
  RF Micro Devices, Inc.*..........      30,400      1,390,800
                                                  ------------
                                                     3,288,506
                                                  ------------
TELECOMMUNICATIONS SERVICES -- 0.6%
  Time Warner Telecom, Inc. Cl.
    A*.............................      36,300        757,763
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $111,066,696).........................    129,310,071
                                                  ------------

                                     PRINCIPAL
                                       AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 3.1%
--------------------------------------------------------------
  Pitney Bowes, Inc.
    5.676%, 10/01/99
    (Cost: $4,128,358).............  $4,129,000      4,128,358
                                                  ------------

TOTAL INVESTMENTS -- 100.7%
  (Cost: $115,195,054)........................   133,438,429
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (0.7%)..............................      (891,513)
                                                ------------
NET ASSETS -- 100.0%..........................  $132,546,916
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; THOMAS BLEAKLEY, Partner, Portfolio Manager; JOHN C. MCCRAW, Portfolio Manager; AARON HARRIS, Portfolio Manager; PAUL E. CLUSKEY, Portfolio Manager; TRAVIS PRENTICE, Investment Analyst.

  GOAL: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: Optimism about the robust US economy, strong corporate profits and low inflation contributed to US indices reaching record highs during the six-month period ended September 30, 1999.

  During the period, the strong earnings growth rates among small caps earned increasing investor recognition. Growth stocks outperformed value stocks across all market capitalization segments.

  Spurred by gains among technology stocks, smaller caps outperformed large caps during the period and significantly narrowed their year-to-date relative underperformance gap.

  On March 31, the Russell 2000 Index's year-to-date return of -5.4% trailed the S&P 500's gain of 5.0% by 1,041 basis points. As of September 30, the difference in year-to-date returns between the two indices was trimmed to 299 basis points.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 17.3% versus 9.1% for the Russell 2000 Growth Index.

  PORTFOLIO SPECIFICS: Stock selection, especially within the technology sector, helped the fund outperform its benchmark during the period. Among the strongest performers were technology companies such as Qlogic, Applied Micro Circuits and Mercury Interactive.

  Another top performer for the fund was Minimed Inc., a medical device company whose technologies are projected to revolutionize the treatment of diabetes.

  During the period, we slightly increased our weighting in the technology sector on a stock-by-stock basis to 42% from 38% on March 31.

  During the period, we decreased our weightings in the financial services industry, as well as in the healthcare services industry.

  MARKET OUTLOOK: The fundamental strengths within the small-cap segment of the market and small caps' outperformance versus large caps during the period inspire optimism. Moderate economic growth, low inflation and low interest rates also bode well for smaller caps.

  Our bottom-up stock selection continues to uncover promising opportunities with strong earnings growth. We believe our approach will continue to deliver exceptional long-term appreciation.

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN SMALL CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                                                         ANNUALIZED TOTAL RETURNS
                                                              As of 09/30/99                      SINCE
                           1 YEAR                                5 YEARS                         INCEPTION
                           62.04%                                 19.31%                          15.11%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       SMALL CAP              RUSSELL 2000
            GROWTH FUND INSTITUTIONAL SHARES  GROWTH INDEX
10/1/1993                         250,000.00    250,000.00
12/31/1993                        249,920.00    256,564.76
12/31/1994                        241,146.93    250,325.46
12/31/1995                        327,708.03    328,077.75
12/31/1996                        389,595.30    365,029.54
12/31/1997                        436,748.43    411,914.01
12/31/1998                        455,853.84    417,053.11
9/30/1999                         581,644.57    447,392.48

This graph compares a $250,000 investment in the Small Cap Growth Fund Institutional Shares with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 93.0%
--------------------------------------------------------------
ADVERTISING -- 0.5%
  Flycast Communications Corp....       11,000    $    500,500
  Getty Images, Inc.*............       17,400         419,775
                                                  ------------
                                                       920,275
                                                  ------------
AEROSPACE/DEFENSE -- 0.3%
  Aeroflex, Inc..................        6,600          80,438
  L-3 Communications Holdings,
    Inc.*........................       12,100         456,775
                                                  ------------
                                                       537,213
                                                  ------------
AIRLINES -- 0.1%
  Mesaba Holdings, Inc.*.........        6,100          71,675
  Skywest, Inc...................        7,300         160,144
                                                  ------------
                                                       231,819
                                                  ------------
APPAREL -- 1.5%
  Cutter & Buck, Inc.*...........        1,050          16,341
  Fossil, Inc.*..................       15,600         422,175
  K-Swiss, Inc. Cl. A............       25,200         795,375
  Quiksilver, Inc.*..............        6,100         111,325
  Timberland Co. Cl. A...........       26,200       1,023,438
  Urban Outfitters, Inc.*........       13,200         292,050
                                                  ------------
                                                     2,660,704
                                                  ------------
APPLICATIONS SOFTWARE -- 2.2%
  Clarify, Inc.*.................       19,500         981,094
  Exchange Applications, Inc.*...        4,100         119,156
  Genesys Telecommunications
    Laboratories*................       28,800       1,315,800
  National Instruments Corp.*....       16,650         588,474
  Peregrine Systems, Inc.*.......       21,900         892,425
  Persistence Software, Inc.*....        3,500          99,969
                                                  ------------
                                                     3,996,918
                                                  ------------
AUCTIONS -- 0.2%
  Sothebys Holding, Inc. Cl. A...       15,800         407,838
                                                  ------------
AUTO-TRUCKS -- 0.1%
  Oshkosh Truck Co. Cl. B........        8,100         215,663
                                                  ------------
BEVERAGES-ALCOHOLIC -- 0.4%
  Canandaigua Brands, Inc. Cl.
    A*...........................       12,800         764,800
                                                  ------------
BIOTECHNOLOGY -- 2.8%
  Affymetrix, Inc.*..............        5,400         531,563
  Cephalon, Inc.*................       39,100         702,580
  COR Therapeutics, Inc.*........       20,900         397,100
  Gilead Sciences, Inc.*.........       20,292       1,302,493
  Imclone Systems, Inc.*.........       20,900         694,925
  Millennium Pharmaceuticals,
    Inc.*........................       17,900       1,163,500
  Trimeris, Inc.*................       11,000         183,563
                                                  ------------
                                                     4,975,724
                                                  ------------
BROADCASTING -- 3.4%
  Citadel Communications
    Corp.*.......................       25,500         870,188
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
BROADCASTING (CONTINUED)
  Cumulus Media, Inc. Cl. A*.....       13,900    $    454,356
  Entercom Communications
    Corp.*.......................       18,500         666,000
  Emmis Communications Corp. Cl.
    A*...........................       21,300       1,407,131
  Pegasus Communications Corp.
    Cl. A*.......................       15,500         699,438
  Price Communications Corp.*....       21,100         528,819
  Radio One, Inc.................        3,000         124,500
  Saga Communications, Inc. Cl.
    A*...........................       22,300         512,900
  Salem Communication, Inc. Cl.
    A*...........................       10,800         275,400
  SBS Broadcasting S.A.*.........       15,700         608,375
                                                  ------------
                                                     6,147,107
                                                  ------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.5%
  Crossmann Communities, Inc.*...       11,400         185,963
  MDC Holdings, Inc..............       13,300         215,294
  MI Schottenstein Homes, Inc....       15,000         247,500
  Ryland Group, Inc..............       10,500         238,875
                                                  ------------
                                                       887,632
                                                  ------------
CHEMICALS -- 0.3%
  MacDermid, Inc.................       10,300         350,844
  Spartech Corp..................        8,600         252,088
                                                  ------------
                                                       602,932
                                                  ------------
COMMUNICATIONS SOFTWARE -- 0.3%
  AVT Corp.*.....................       16,800         514,500
                                                  ------------
COMPUTER SOFTWARE -- 5.7%
  Advantage Learning Systems,
    Inc.*........................       12,700         236,538
  BindView Development Corp.*....       22,000         433,125
  Broadbase Software, Inc.*......        3,000          47,813
  Business Objects S.A. --
    ADR*.........................       17,900       1,056,100
  CBT Group Public Ltd., Co.*....       34,600         852,025
  E.Piphany, Inc.*...............        2,500         121,875
  Gadzoox Networks, Inc.*........        8,800         474,100
  Harbinger Corp.*...............       37,000         624,375
  ISS Group, Inc.*...............       35,400         964,650
  Kana Communications, Inc.*.....        4,000         199,500
  Macromedia, Inc.*..............       20,900         854,288
  Mercury Interactive Corp.*.....       62,500       4,035,156
  Proxicom, Inc.*................        5,500         321,750
  Quest Software, Inc.*..........        1,000          46,500
  Scient Corp.*..................        1,300          83,200
                                                  ------------
                                                    10,350,995
                                                  ------------
COMPUTERS -- 2.3%
  Affiliated Computer Services,
    Inc.
    Cl. A*.......................       18,100         735,313
  Globix Corp.*..................        3,900         182,325
  IXL Enterprises, Inc.*.........       12,100         428,794
  Network Appliance, Inc.*.......       10,800         773,550
  Visual Networks, Inc.*.........       22,800         967,575
  Xircom, Inc....................       24,400       1,041,575
                                                  ------------
                                                     4,129,132
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
CONSUMER SERVICES -- 0.3%
  Forrester Research, Inc........        6,700    $    261,300
  Western Resources Corp.........       10,800         201,825
                                                  ------------
                                                       463,125
                                                  ------------
CRUISE LINES -- 0.1%
  American Classic Voyages Co....       11,600         266,075
                                                  ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 1.7%
  Advanced Digital Information...       10,400         289,250
  Factset Research Systems,
    Inc..........................        7,000         398,125
  Fundtech, Ltd.*................       20,100         448,481
  Polycom, Inc.*.................       12,900         614,765
  Reynolds & Reynolds Co. Cl.
    A............................       30,200         615,325
  Sandisk Corp.*.................        4,900         319,419
  TSI International Software,
    Ltd..........................       15,200         412,300
                                                  ------------
                                                     3,097,665
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
  Affiliated Managers Group*.....        9,100         247,975
  Century Business Services*.....       40,300         468,488
  City National Corp.............       10,600         355,763
  E-Loan, Inc.*..................          800          17,250
  Hambrecht & Quist, Inc.*.......       16,400         802,575
  Metris Cos., Inc...............       18,300         538,706
  NCO Group, Inc.*...............       19,600         921,200
                                                  ------------
                                                     3,351,957
                                                  ------------
DRILLING -- 1.1%
  Atwood Oceanics, Inc.*.........        6,500         198,656
  Marine Drilling, Co.*..........       43,100         681,519
  Nabors Industries*.............       18,400         460,000
  Precision Drilling Corp.*......       13,200         306,075
  Unit Corp......................       11,000          83,188
  UTI Energy Corp.*..............       10,600         206,038
                                                  ------------
                                                     1,935,476
                                                  ------------
DRUGS/PHARMACEUTICALS -- 3.8%
  Advance Paradigm, Inc.*........        6,600         361,350
  Alkermes, Inc.*................       17,300         498,456
  Alpharma, Inc. Cl. A...........       19,800         699,188
  Andrx Corp.*...................       10,300         602,871
  Chirex, Inc.*..................        2,600          67,113
  IDEC Pharmaceuticals Corp.*....        8,200         771,056
  Jones Medical Industries,
    Inc..........................       49,900       1,645,143
  Medicis Pharmaceutical Corp.
    Cl. A*.......................       33,700         960,450
  Medimmune, Inc.*...............        8,600         857,043
  NBTY, Inc.*....................       17,900         136,488
  Triangle Pharmaceuticals,
    Inc.*........................       10,500         202,125
                                                  ------------
                                                     6,801,283
                                                  ------------
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.9%
  C-Cube Microsystems, Inc.*.....       22,700    $    987,450
  SLI, Inc.*.....................       30,100         641,506
                                                  ------------
                                                     1,628,956
                                                  ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 10.4%
  Alpha Industries, Inc..........       19,500       1,099,921
  Applied Micro Circuits
    Corp.*.......................       17,600       1,003,200
  Burr Brown Corp.*..............       13,000         513,500
  Cypress Semiconductor Corp.*...       40,900         879,350
  Electronic Scientific
    Industries, Inc.*............       16,100         857,827
  ETEC Systems, Inc.*............       15,800         594,475
  Fairchild Semiconductor
    International Cl. A..........       13,000         305,500
  Genesis Microchip, Inc.*.......        1,600          28,300
  Globespan, Inc.*...............        1,400          88,375
  Hi/Fn, Inc.*...................       10,300       1,135,575
  Integrated Device Technology,
    Inc.*........................       25,500         471,750
  Integrated Silicon Solution*...        2,800          27,475
  International Rectifier*.......       21,100         321,775
  Kopin Corp.*...................       10,500         291,375
  LAM Research Corp.*............       16,400       1,000,400
  MEMC Electronic Materials,
    Inc.*........................       15,800         217,250
  Micrel, Inc.*..................       22,600         980,275
  MIPS Technologies, Inc.*.......       12,900         410,381
  Photronics, Inc.*..............       15,400         345,538
  Power Integrations, Inc.*......       17,000       1,177,250
  Qlogic Corp.*..................       26,200       1,830,725
  Rambus, Inc.*..................        7,500         496,875
  S3, Inc.*......................       27,600         288,075
  SDL, Inc.*.....................       14,900       1,137,056
  Semtech Corp.*.................       14,200         520,075
  Transwitch Corp................       24,550       1,399,350
  Triquint Semiconductor,
    Inc.*........................       11,400         651,938
  Varian Semiconductor Equipment
    Association, Inc.*...........       28,900         608,706
                                                  ------------
                                                    18,682,292
                                                  ------------
ELECTRONICS -- 3.7%
  Credence Systems Corp.*........       23,200       1,041,100
  CTS Corp.......................       15,300         879,750
  Cymer, Inc.*...................       21,800         756,188
  DII Group, Inc.*...............       38,000       1,337,125
  Flextronics International,
    Ltd.*........................       10,800         628,425
  Harmonic Lightwaves, Inc.*.....        2,600         340,113
  Northeast Optic Network,
    Inc.*........................        5,600         211,400
  Optical Coating Lab, Inc.*.....       10,000         920,625
  Power One, Inc.*...............       18,900         481,950
                                                  ------------
                                                     6,596,676
                                                  ------------
ENGINEERING & CONSTRUCTION -- 0.4%
  Dycom Industries, Inc.*........       13,400         565,313
  Elcor Corp.....................        4,900         122,500
                                                  ------------
                                                       687,813
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
ENTERTAINMENT -- 1.1%
  Cinar Corp. Cl. B*.............       15,800    $    477,950
  Macrovision Corp.*.............       19,300         856,438
  SFX Entertainment, Inc. Cl.
    A*...........................       19,900         606,950
                                                  ------------
                                                     1,941,338
                                                  ------------
ENTERTAINMENT SOFTWARE -- 0.1%
  Acclaim Entertainment, Inc.*...       22,200         168,582
                                                  ------------
ENVIRONMENTAL CONTROL -- 0.1%
  Casella Waste Systems, Inc. Cl.
    A*...........................       11,100         185,231
                                                  ------------
FOOD -- 0.3%
  Hain Food Group, Inc.*.........       15,400         381,150
  Michael Foods, Inc.............        8,200         215,506
                                                  ------------
                                                       596,656
                                                  ------------
HEALTH CARE -- 0.7%
  Hooper Holmes, Inc.............        8,800         225,500
  Medquist, Inc.*................       17,300         578,469
  Oxford Health Plans, Inc.*.....       29,900         373,750
                                                  ------------
                                                     1,177,719
                                                  ------------
HOME FURNISHINGS -- 1.0%
  Ethan Allen Interiors, Inc.....       28,750         914,609
  Williams Sonoma*...............       18,400         893,550
                                                  ------------
                                                     1,808,159
                                                  ------------
INFORMATION TECHNOLOGY -- 0.8%
  Starmedia Network, Inc.*.......        1,000          36,719
  Sykes Enterprises, Inc.*.......       18,400         454,250
  Whittman Hart, Inc.*...........       25,600         992,799
                                                  ------------
                                                     1,483,768
                                                  ------------
INSTRUMENTS -- 0.5%
  Microchip Technology, Inc.*....       14,600         750,075
  MOOG, Inc. Cl. A...............        7,900         228,113
                                                  ------------
                                                       978,188
                                                  ------------
INSURANCE -- 0.0%
  Quotesmith.com, Inc.*..........        5,000          35,625
                                                  ------------
INTERNET SOFTWARE -- 7.2%
  Agile Software Corp.*..........        1,800         115,200
  Allaire Corp...................        5,200         291,200
  Alteon Websystems, Inc.........        1,500         141,000
  Applied Theory Corp.*..........        2,700          32,063
  Appnet Systems, Inc.*..........        7,200         197,100
  Art Technology Group, Inc.*....        8,100         308,306
  Backweb Technologies, Ltd.*....        3,200          54,400
  Clarent Corp.*.................       15,100         769,156
  Commerce One, Inc.*............        1,000          97,719
  Concentric Network Corp.*......       18,700         379,844
  Earthweb, Inc.*................        4,700         185,650
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
INTERNET SOFTWARE (CONTINUED)
  Exodus Communications, Inc.*...        6,000    $    432,375
  F5 Networks, Inc.*.............       11,500         782,000
  Infospace.com, Inc.*...........       20,900         859,513
  Interliant, Inc.*..............        4,200          50,138
  InterVU, Inc.*.................       12,900         478,913
  ITXC Corp......................       11,800         375,388
  JFAX.com, Inc.*................        8,900          44,222
  Keynote Systems, Inc...........        7,800         195,000
  Liberate Technologies, Inc.*...        4,500         189,563
  Liquid Audio*..................       15,500         573,500
  Lycos, Inc.....................        6,800         340,850
  Mail.com, Inc.*................        5,100          73,313
  Mapquest.com, Inc.*............        9,100         108,063
  National Information
    Consortium, Inc.*............        4,700         116,031
  Netobjects, Inc.*..............        5,600          31,500
  Netopia, Inc.*.................       19,800         789,525
  Netsolve, Inc..................        2,600          46,150
  Radware, Ltd...................        3,600          99,000
  Razorfish, Inc. Cl. A*.........       11,800         513,300
  Security First Technologies
    Co.*.........................       33,600       1,306,200
  Shopnow.com, Inc...............        7,500          87,188
  Software.com, Inc.*............       11,300         484,488
  Stamps.com, Inc.*..............        4,900         170,275
  Symantec Corp.*................       20,600         740,957
  Talk.com, Inc.*................       31,900         411,708
  Tivo, Inc......................        1,800          53,888
  Verio, Inc.*...................       16,400         508,400
  Verity, Inc.*..................        7,200         495,450
  Vitria Technology, Inc.*.......        3,100         113,925
                                                  ------------
                                                    13,042,461
                                                  ------------
INVESTMENT COMPANIES -- 0.4%
  American Capital Strategies....       10,900         201,650
  SEI Investment Co.*............        5,400         482,118
                                                  ------------
                                                       683,768
                                                  ------------
LODGING -- 0.2%
  Sunterra Corp.*................       23,800         282,625
                                                  ------------
MACHINERY-CONSTRUCTION & MINING -- 0.7%
  Terex Corp.....................       41,100       1,294,650
                                                  ------------
MACHINERY-DIVERSIFIED -- 0.3%
  Kulicke & Soffa Industries.....       21,700         527,581
                                                  ------------
MEDICAL INFORMATION SYSTEMS -- 0.4%
  Cerner Corp.*..................       10,200         155,550
  Infocure Corp.*................       30,800         581,350
                                                  ------------
                                                       736,900
                                                  ------------
MEDICAL SUPPLIES/EQUIPMENT -- 1.9%
  Minimed, Inc.*.................       19,400       1,906,050
  Molecular Devices Corp.*.......       19,200         528,000
  Resmed, Inc....................       10,200         337,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

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
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
MEDICAL SUPPLIES/EQUIPMENT (CONTINUED)
  Varian, Inc....................       26,100    $    463,275
  Zoll Medical Corp..............        5,200         157,300
                                                  ------------
                                                     3,392,500
                                                  ------------
METAL FABRICATION/HARDWARE -- 0.3%
  Mueller Industries, Inc.*......       17,400         516,563
                                                  ------------
MISCELLANEOUS MANUFACTURING -- 0.1%
  Simpson Manufacturing, Inc.*...        5,400         253,125
                                                  ------------
NETWORK SOFTWARE -- 1.1%
  Concur Technologies, Inc.*.....        5,100         145,350
  Legato Systems, Inc.*..........       42,000       1,830,940
                                                  ------------
                                                     1,976,290
                                                  ------------
NETWORKING PRODUCTS -- 2.1%
  Ancor Communications, Inc.*....       41,900       1,016,075
  Black Box Corp.*...............       10,700         561,750
  Elbit, Ltd.....................       18,900         243,338
  Emulex Corp.*..................        6,200         532,425
  Excel Switching Corp.*.........        7,600         272,650
  Extreme Networks, Inc.*........       10,900         690,106
  MMC Networks, Inc.*............       15,200         474,050
                                                  ------------
                                                     3,790,394
                                                  ------------
OILFIELD SERVICES/EQUIPMENT -- 0.7%
  Maverick Tube Corp.*...........        2,900          48,213
  Pride International, Inc.*.....       55,600         788,825
  Smith International, Inc.*.....       11,800         477,900
                                                  ------------
                                                     1,314,938
                                                  ------------
OIL & GAS PRODUCERS -- 0.9%
  Barrett Resources Corp.*.......       22,700         838,481
  Chieftain International,
    Inc..........................        5,300         100,700
  Forest Oil Corp................       13,200         225,225
  Louis Dreyfus Natural Gas
    Corp.*.......................       10,600         227,238
  Stone Energy Corp.*............        6,000         305,250
                                                  ------------
                                                     1,696,894
                                                  ------------
OIL & GAS SERVICES -- 1.3%
  BJ Services, Co.*..............       23,700         753,956
  CAL Dive International,
    Inc.*........................       15,400         527,450
  Global Industries, Ltd.*.......       48,800         396,500
  Pool Energy Services, Co.......        2,500          61,563
  Seitel, Inc.*..................       10,500         102,375
  Tuboscope, Inc.*...............       28,000         348,250
  Varco International, Inc.......       11,900         145,031
                                                  ------------
                                                     2,335,125
                                                  ------------
OPTICAL RECOGNITION SOFTWARE -- 0.0%
  Optimal Robotics Corp. Cl.
    A*...........................        3,300          59,400
                                                  ------------
OTHER COMMERCIAL SERVICES -- 2.9%
  Korn-Ferry International*......       22,600         521,213
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
OTHER COMMERCIAL SERVICES (CONTINUED)
  Lason, Inc.*...................       19,900    $    886,171
  Luminant Worldwide Corp.*......        2,500          76,875
  National Equipment Services,
    Inc..........................        8,000          81,500
  Newgen Results Corp.*..........        1,300          14,138
  NOVA Corp.*....................       33,700         842,500
  On Assignment, Inc.*...........       10,300         247,200
  Personnel Group Of America,
    Inc.*........................        3,500          21,875
  Prepaid Legal Services,
    Inc.*........................       14,800         582,750
  Probusiness Service, Inc.*.....       10,300         276,813
  Profit Recovery Group
    International, Inc.*.........       11,300         504,263
  USWeb Corp.*...................       32,500       1,115,156
                                                  ------------
                                                     5,170,454
                                                  ------------
PRINTING-COMMERCIAL -- 1.6%
  Consolidated Graphics, Inc.*...       22,900         964,663
  Electronics For Imaging,
    Inc.*........................       19,000         976,718
  Mail-Well, Inc.*...............       63,600         882,450
                                                  ------------
                                                     2,823,831
                                                  ------------
PROFESSIONAL SPORTS -- 0.1%
  Championship Auto Racing Teams,
    Inc.*........................        5,500         143,000
                                                  ------------
PUBLISHING-PERIODICALS -- 0.2%
  Playboy Enterprises Cl. B*.....       15,200         405,650
                                                  ------------
RECREATIONAL CENTERS -- 0.2%
  Bally Total Fitness
    Holdings*....................       13,900         424,819
                                                  ------------
RECREATIONAL PRODUCTS -- 0.5%
  Monaco Coach Corp.*............        9,300         226,688
  National R.V. Holding, Inc.*...       13,300         262,675
  Winnebago Industries, Inc......       18,700         447,631
                                                  ------------
                                                       936,994
                                                  ------------
REGIONAL/COMMERCIAL BANKS -- 0.4%
  Peoples Heritage Financial
    Group........................       17,100         284,288
  Provident Bankshares Corp......       18,400         391,574
                                                  ------------
                                                       675,862
                                                  ------------
REITS -- 0.3%
  Kilroy Realty Corp.............       24,200         511,225
                                                  ------------
RETAIL-APPAREL -- 1.9%
  AnnTaylor Stores Corp.*........       25,600       1,046,400
  Bebe Stores, Inc.*.............        9,400         226,775
  Buckle, Inc.*..................       10,200         175,950
  Genesco, Inc.*.................       15,600         195,000
  Kenneth Cole Productions, Inc.
    Cl. A*.......................       10,500         392,438
  Pacific Sunwear Of
    California*..................       27,300         765,252
  The Men's Wearhouse, Inc.*.....       26,100         561,150
                                                  ------------
                                                     3,362,965
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
RETAIL-AUTOMOBILE -- 0.6%
  O'Reilly Automotive, Inc.*.....       18,400    $    876,874
  Sonic Automotive, Inc.*........       13,300         172,900
                                                  ------------
                                                     1,049,774
                                                  ------------
RETAIL-BEDDING -- 0.3%
  Linens 'N Things, Inc.*........       17,000         573,750
                                                  ------------
RETAIL-BUILDING PRODUCTS -- 0.1%
  DAL Tile International,
    Inc.*........................       20,200         160,338
                                                  ------------
RETAIL-COMPUTER EQUIPMENT -- 0.8%
  CDW Computer Centers, Inc.*....       13,300         650,038
  Creative Computers, Inc.*......       22,000         140,250
  Insight Enterprises, Inc.*.....       19,400         630,500
                                                  ------------
                                                     1,420,788
                                                  ------------
RETAIL-DISCOUNT -- 0.5%
  Ames Department Stores,
    Inc.*........................       22,300         710,813
  Factory 2-U Stores, Inc.*......        5,100         152,363
                                                  ------------
                                                       863,176
                                                  ------------
RETAIL-DIVERSIFIED -- 0.3%
  Cheap Tickets, Inc.*...........       17,800         576,275
                                                  ------------
RETAIL-INTERNET -- 0.3%
  Fatbrain.com, Inc.*............        3,300          49,294
  Ubid, Inc......................       15,331         404,355
                                                  ------------
                                                       453,649
                                                  ------------
RETAIL-MAIL ORDER -- 0.4%
  Rowecom, Inc.*.................        7,800         216,450
  Valuevision International Inc.
    Cl. A*.......................       20,400         530,400
                                                  ------------
                                                       746,850
                                                  ------------
RETAIL-RESTAURANTS -- 0.8%
  Foodmaker, Inc.*...............       21,500         536,156
  Sonic Corp.*...................       29,300         891,819
                                                  ------------
                                                     1,427,975
                                                  ------------
RETAIL-SUNGLASSES -- 0.1%
  Sunglass Hut International,
    Inc.*........................       24,500         258,781
                                                  ------------
RETAIL-VIDEO RENTAL -- 0.1%
  Hollywood Entertainment
    Corp.*.......................       17,400         261,000
                                                  ------------
SAVINGS & LOANS -- 0.3%
  First Washington Bancorp,
    Inc..........................       10,600         185,500
  MAF Bancorp, Inc...............       14,700         292,163
                                                  ------------
                                                       477,663
                                                  ------------
TECHNICAL SERVICES -- 0.2%
  Tetra Tech, Inc.*..............       18,975         316,645
                                                  ------------
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS -- 4.2%
  Adaptive Broadband Corp.*......       10,500    $    351,750
  Aironet Wireless
    Communications, Inc..........        5,200         109,200
  Caprock Communications
    Corp.*.......................       17,000         395,250
  Digital Microwave Corp.*.......       25,800         404,738
  DSP Communication, Inc.........       20,600         391,400
  Focal Communications Corp.*....       21,800         558,624
  Intermedia Communications,
    Inc.*........................        8,000         173,999
  Pinnacle Holdings, Inc.*.......       25,100         655,737
  Startek, Inc.*.................       10,400         571,999
  US LEC Corp. Cl. A*............       12,700         312,737
  Viatel, Inc.*..................       29,000         857,312
  Voicestream Wireless Corp.*....       24,000       1,481,250
  Western Bancorp................        3,500         135,187
  Western Wireless Corp. Cl. A...       16,400         735,437
  Winstar Communications,
    Inc.*........................       13,400         523,437
                                                  ------------
                                                     7,658,057
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.3%
  American Tower Systems Cl. A...       26,600         520,362
  Antec Corp.*...................       15,400         818,124
  Audiocodes, Ltd.*..............        4,600         173,074
  Aware, Inc.*...................        8,400         240,974
  Commscope, Inc.*...............       21,000         682,499
  Efficient Networks, Inc.*......        7,500         272,812
  Ditech Communications Corp.*...        4,600         241,499
  DSP Group, Inc.*...............       15,700         626,037
  Orckit Communications, Ltd.*...       17,900         633,212
  Pairgain Technologies, Inc.*...       30,600         390,149
  Paradyne Networks, Inc.*.......        4,900         137,199
  Pinnacle Systems, Inc..........       27,700       1,173,787
  Powerwave Technologies, Inc....       27,300       1,316,372
  Proxim, Inc.*..................       20,600         947,599
  RF Micro Devices, Inc.*........       20,000         914,999
  TUT Systems, Inc.*.............       15,400         397,512
                                                  ------------
                                                     9,486,210
                                                  ------------
TELECOMMUNICATIONS SERVICES -- 1.4%
  Clearnet Communications, Inc.
    Cl. A*.......................       31,500         568,968
  Comverse Technology, Inc.*.....        4,400         414,974
  GST Telecommunications,
    Inc.*........................       45,000         316,403
  Hyperion Telecommunications,
    Inc.
    Cl. A*.......................       15,700         389,555
  ICG Communications, Inc.*......       10,200         158,737
  INET Technologies, Inc.*.......       15,200         606,573
                                                  ------------
                                                     2,455,210
                                                  ------------
TOYS/GAMES/HOBBIES -- 0.5%
  Action Performance Cos.,
    Inc.*........................       27,600         581,325
  WMS Industries, Inc............       25,400         295,275
                                                  ------------
                                                       876,600
                                                  ------------
TRANSPORTATION-AIR FREIGHT -- 0.4%
  Expeditors International,
    Inc..........................       21,600         693,226
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
TRANSPORTATION-OTHER -- 0.2%
  Transportation Technologies*...       23,900    $    413,769
                                                  ------------
TRANSPORTATION-TRUCKS -- 1.0%
  American Freightways Corp.*....       18,300         332,831
  Forward Air Corp.*.............        7,900         186,638
  Swift Transportation Co.,
    Inc..........................       18,200         358,313
  USFreightways Corp.............       21,100         999,613
                                                  ------------
                                                     1,877,395
                                                  ------------
TOTAL COMMON STOCKS
  (Cost: $145,770,018).........................    167,634,981
                                                  ------------
                                      NUMBER
                                   OF WARRANTS
--------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------
  Iwerks Entertainment, Inc.
    (Cost: $0)...................        1,100           1,100
                                                  ------------

                                    PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------
COMMERCIAL PAPER -- 4.9%
--------------------------------------------------------------
  Pitney Bowes, Inc.
    5.680%, 10/01/99
    (Cost: $8,732,641)...........   $8,734,000    $  8,732,641
                                                  ------------
REPURCHASE AGREEMENTS -- 2.4%
--------------------------------------------------------------
  J.P. Morgan & Co., Inc.
    $4,354,000 at 5.310%,
    (Agreement dated 09/30/99; to
    be repurchased at $4,354,633
    on 10/01/99; collateralized
    by $4,325,000 FNMA, 5.970%
    due 10/02/00 (Value
    $4,441,083))
    (Cost: $4,354,000)...........    4,354,000       4,354,000
                                                  ------------

TOTAL INVESTMENTS -- 100.3%
  (COST: $158,856,659)........................   180,722,722
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)..      (488,124)
                                                ------------
NET ASSETS -- 100.0%..........................  $180,234,598
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MINI CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; THOMAS BLEAKLEY, Partner, Portfolio Manager; JOHN C. MCCRAW, Portfolio Manager; AARON HARRIS, Portfolio Manager; PAUL E. CLUSKEY, Portfolio Manager; TRAVIS PRENTICE, Investment Analyst.

  GOAL: The Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in US companies with market capitalizations corresponding to the bottom 5% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: Optimism about the robust US economy, strong corporate profits and low inflation contributed to US indices reaching record highs during the six-month period ended September 30, 1999.

  During the period, the strong earnings growth rates among small caps earned increasing investor recognition. Growth stocks outperformed value stocks across all market capitalization segments.

  Spurred by gains among technology stocks, smaller caps outperformed large caps during the period and significantly narrowed their year-to-date relative underperformance gap.

  On March 31, the Russell 2000 Index's year-to-date return of -5.4% trailed the S&P 500's gain of 5.0% by 1,041 basis points. As of September 30, the difference in year-to-date returns between the two indices was trimmed to 299 basis points.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 20.1% while the Russell 2000 Growth Index gained 9.1%.

  PORTFOLIO SPECIFICS: Stock selection, especially within the technology sector, helped the fund outperform its benchmark during the period. Among the strongest performers were Clarify Inc., a provider of office solutions for the telecom industry and Northeast Optics Network, provider of fiber-optic transmission services. Another top performer for the period was Jakks Pacific Inc., producer of WWF action figure toys. During the period, we increased our exposure to the technology sector on a stock-by-stock basis to 43% from 36% on March 31.

  During the period, we reduced our exposure to the financial services industry.

  MARKET OUTLOOK: The fundamental strengths within the small-cap segment of the market and small caps' outperformance versus large caps during the period inspire optimism. Moderate economic growth, low inflation and low interest rates also bode well for smaller caps.

  Our bottom-up stock selection continues to uncover promising opportunities with strong earnings growth. We believe our approach will continue to deliver exceptional long-term appreciation.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN MINI CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                                                 SINCE
                           1 YEAR                       ANNUALIZED TOTAL RETURNS                INCEPTION
                           41.02%                            As of 09/30/99                      21.47%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          MINI CAP GROWTH    RUSSELL 2000
         FUND INSTITUTIONAL     GROWTH
               SHARES           INDEX
7/12/95         $250,000.00   $250,000.00
7/31/95         $261,400.00   $259,625.00
8/95            $266,200.00   $262,828.77
9/95            $275,600.00   $268,240.42
10/95           $270,200.00   $255,045.67
11/95           $278,200.00   $266,344.19
12/95           $287,000.00   $272,246.38
1/96            $284,600.00   $269,992.18
2/96            $301,400.00   $282,303.82
3/96            $317,000.00   $287,884.97
4/96            $365,200.00   $309,985.90
5/96            $408,800.00   $325,888.18
6/96            $371,600.00   $304,705.45
7/96            $319,000.00   $267,500.91
8/96            $340,600.00   $287,304.00
9/96            $359,600.00   $302,100.16
10/96           $349,200.00   $289,079.64
11/96           $361,192.85   $297,116.06
12/96           $369,458.13   $302,909.82
1/97            $384,748.90   $310,240.24
2/97            $358,919.90   $291,501.73
3/97            $329,371.51   $270,930.45
4/97            $319,659.80   $267,787.66
5/97            $374,830.57   $308,036.14
6/97            $408,924.86   $318,478.57
7/97            $444,878.84   $334,784.67
8/97            $477,320.07   $344,828.21
9/97            $522,779.12   $372,345.50
10/97           $488,271.57   $349,967.54
11/97           $483,440.44   $341,624.31
12/97           $480,997.70   $341,815.62
1/98            $473,447.41   $337,269.47
2/98            $510,088.51   $367,046.99
3/98            $556,278.50   $382,444.62
4/98            $565,605.32   $384,789.00
5/98            $533,405.57   $356,834.08
6/98            $542,066.19   $360,580.92
7/98            $498,760.72   $330,380.77
8/98            $371,076.17   $254,128.89
9/98            $402,940.81   $279,895.01
10/98           $416,726.22   $294,505.53
11/98           $459,693.80   $317,359.16
12/98           $521,539.20   $346,080.17
1/99            $536,704.36   $361,653.77
2/99            $472,963.31   $328,562.45
3/99            $479,598.07   $340,259.28
4/99            $516,563.13   $370,304.17
5/99            $495,237.13   $370,896.66
6/99            $544,523.89   $390,442.91
7/99            $539,784.78   $378,378.23
8/99            $560,873.82   $364,226.88
9/30/99         $582,436.78   $371,256.46

This graph compares a $250,000 investment in the Mini Cap Growth Fund Institutional Shares with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK -- 99.4%
---------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.1%
  Aeroflex, Inc.*.....................    32,900    $   400,968
  Newport Corp........................    10,600        176,224
  OYO Geospace Corp.*.................    21,900        238,163
  Photon Dynamics, Inc.*..............    21,200        445,200
                                                    -----------
                                                      1,260,555
                                                    -----------
AIRLINES -- 0.8%
  Frontier Airlines, Inc.*............    25,400        241,300
  Mesaba Holdings, Inc................    20,300        238,525
                                                    -----------
                                                        479,825
                                                    -----------
APPAREL -- 1.8%
  Cutter & Buck, Inc.*................    15,800        245,888
  Gildan Activewear, Inc. Cl. A*......    11,700        201,825
  K-Swiss, Inc. Cl. A.................     6,400        202,000
  Quiksilver, Inc.*...................     8,200        149,650
  Steven Madden, Ltd.*................    23,400        302,738
                                                    -----------
                                                      1,102,101
                                                    -----------
APPLICATIONS SOFTWARE -- 2.1%
  Omega Research, Inc.*...............    38,000        147,250
  Project Software & Development,
    Inc.*.............................    11,100        593,850
  Timberline Software Corp............    24,000        447,000
  Webhire, Inc.*......................    10,400        112,450
                                                    -----------
                                                      1,300,550
                                                    -----------
BROADCASTING -- 2.0%
  Universal Electronics, Inc.*........    24,100        557,313
  Valuevision International, Inc. Cl.
    A*................................    24,600        639,600
                                                    -----------
                                                      1,196,913
                                                    -----------
BIOTECHNOLOGY -- 2.0%
  Abgenix, Inc.*......................    11,300        442,819
  Invitrogen Corp.*...................    11,400        383,325
  Trimeris, Inc.*.....................    22,900        382,143
                                                    -----------
                                                      1,208,287
                                                    -----------
CHEMICALS -- 0.7%
  US Plastic Lumber Corp.*............    37,000        457,874
                                                    -----------
COMMUNICATIONS SOFTWARE -- 0.9%
  AVT Corp.*..........................    17,800        545,124
                                                    -----------
COMPUTER SERVICES -- 1.7%
  Showcase Corp.*.....................    19,000        190,000
  Silicon Storage Technology, Inc.*...    28,400        401,150
  Tanning Technology Corp.*...........    17,200        451,500
                                                    -----------
                                                      1,042,650
                                                    -----------
COMPUTER SOFTWARE -- 10.8%
  Accrue Software, Inc.*..............     5,400        121,500
  Ardent Software, Inc.*..............    18,200        490,262
  BE, Inc.*...........................    23,000        162,437
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
  Bluestone Software, Inc.*...........     4,400    $   101,750
  Braun Consulting, Inc.*.............    21,300        354,112
  Brio Technology, Inc.*..............    29,900        665,275
  Clarify, Inc.*......................    20,900      1,051,531
  Clickaction, Inc.*..................    21,400        325,013
  Cybear, Inc.*.......................     8,100         67,585
  ESPS, Inc.*.........................    28,500        244,031
  Informatica Corp.*..................     3,400        172,550
  Mission Critical Software, Inc.*....    10,500        467,250
  Pervasive Software, Inc.*...........    23,300        803,850
  Pivotal Corp.*......................    14,600        261,888
  Ravisent Technologies, Inc.*........     8,900        127,938
  Scientific Learning Corp.*..........    12,600        211,049
  Verity, Inc.*.......................    14,600      1,004,663
                                                    -----------
                                                      6,632,684
                                                    -----------
COMPUTERS -- 3.5%
  Brooktrout Technology, Inc.*........    20,100        278,888
  Cybex Computer Products Corp.*......    33,250      1,109,719
  Echelon Corp.*......................    17,200        131,150
  Globix Corp.*.......................     8,100        378,675
  Netsolve, Inc.*.....................    15,400        273,350
                                                    -----------
                                                      2,171,782
                                                    -----------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 0.8%
  Best Software, Inc.*................     9,900        195,525
  Fundtech, Ltd.*.....................    13,900        310,144
                                                    -----------
                                                        505,669
                                                    -----------
DISTRIBUTION/WHOLESALE -- 1.5%
  Scansource, Inc.*...................    18,100        504,538
  SCP Pool Corp.*.....................    13,100        307,850
  Tech Squared, Inc.*.................    37,200        120,900
                                                    -----------
                                                        933,288
                                                    -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.4%
  Creditrust Corp.*...................    10,100        226,618
                                                    -----------
DRILLING -- 2.3%
  Patterson Energy, Inc.*.............    37,100        563,456
  Unit Corp.*.........................    49,400        373,588
  UTI Energy Corp.*...................    24,000        466,500
                                                    -----------
                                                      1,403,544
                                                    -----------
DRUGS/PHARMACEUTICALS -- 3.7%
  Biocryst Pharmaceuticals, Inc.*.....    31,200        756,599
  Chirex, Inc.*.......................    17,400        449,137
  Leukosite, Inc.*....................    20,700        416,588
  United Therapeutics Corp.*..........    21,800        629,475
                                                    -----------
                                                      2,251,799
                                                    -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 2.2%
  ACT Manufacturing, Inc.*............    26,000        651,624

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK (Continued)
---------------------------------------------------------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
  Ortel Corp.*........................    21,700    $   336,349
  Pericom Semiconductor Corp.*........    22,900        340,637
                                                    -----------
                                                      1,328,610
                                                    -----------
ELECTRONICS -- 1.9%
  Genesis Microchip, Inc.*............     4,900         86,668
  Integrated Silicon Solution,
    Inc.*.............................    41,000        402,312
  PLX Technology, Inc.*...............    10,400        250,900
  Zoran Corp.*........................    15,900        431,288
                                                    -----------
                                                      1,171,168
                                                    -----------
ENTERTAINMENT -- 2.7%
  Cinar Corp. Cl. B*..................    15,000        453,750
  Macrovision Corp.*..................    27,000      1,198,125
                                                    -----------
                                                      1,651,875
                                                    -----------
FOOD -- 0.8%
  Hain Food Group, Inc.*..............    19,600        485,100
                                                    -----------
HOME FURNISHINGS -- 0.8%
  American Woodmark Corp..............    17,500        470,312
                                                    -----------
HUMAN RESOURCES -- 0.8%
  Heidrick & Struggles International,
    Inc.*.............................    24,000        457,500
                                                    -----------
INTERNET SOFTWARE -- 8.9%
  Appliedtheory Corp.*................     6,700         79,562
  Audible, Inc.*......................     8,600         90,300
  CAIS Internet, Inc.*................    14,100        170,081
  Careerbuilder, Inc.*................    19,400        136,405
  Commtouch Software, Ltd.*...........     6,800        101,150
  Cybersource Corp.*..................    15,700        869,388
  Hotjobs.com, Ltd.*..................    22,300        565,863
  Interactive Pictures Corp.*.........    10,500        225,750
  InterVU, Inc.*......................    10,700        397,238
  Intranet Solutions, Inc.*...........    16,400        141,450
  Liquid Audio, Inc.*.................     4,300        159,100
  N2H2, Inc.*.........................    11,000        107,938
  Netegrity, Inc.*....................    12,000        292,500
  Netiq Corp.*........................    11,300        334,763
  Netopia, Inc.*......................    21,000        837,375
  Persistence Software, Inc.*.........    11,400        325,613
  Ramp Networks, Inc.*................    14,900        327,800
  Telemate.Net Software, Inc.*........     1,600         22,400
  Watchguard Technologies, Inc.*......    14,600        219,000
  Webstakes.com, Inc.*................     6,600         58,575
                                                    -----------
                                                      5,462,251
                                                    -----------
MACHINERY-DIVERSIFIED -- 1.0%
  Applied Science & Technology,
    Inc.*.............................    14,700        303,187
  Brooks Automation, Inc.*............    18,400        323,150
                                                    -----------
                                                        626,337
                                                    -----------
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
MEDICAL PRODUCTS -- 4.0%
  Arthrocare Corp.*...................     9,800    $   535,325
  Colorado MEDtech, Inc.*.............    10,000        144,375
  Cyberonics, Inc.*...................    31,900        570,213
  Lifecore Biomedical, Inc.*..........    12,700        174,625
  Polymedica Corp.*...................    16,700        388,275
  Zoll Medical Corp.*.................    21,200        641,300
                                                    -----------
                                                      2,454,113
                                                    -----------
MEDICAL SUPPLIES -- 1.8%
  Accredo Health, Inc.*...............    24,100        759,150
  Allscripts, Inc.*...................    21,200        336,550
                                                    -----------
                                                      1,095,700
                                                    -----------
MISCELLANEOUS MANUFACTURING -- 0.2%
  Simpson Manufacturing Co., Inc.*....     3,100        145,313
                                                    -----------
NETWORK SOFTWARE -- 1.7%
  Concur Technologies, Inc.*..........    14,600        416,100
  Information Resource Engineering,
    Inc.*.............................     8,100        169,593
  Packeteer, Inc.*....................    13,400        456,438
                                                    -----------
                                                      1,042,131
                                                    -----------
OIL & GAS PRODUCERS -- 2.1%
  Basin Exploration, Inc.*............    39,300        943,200
  Swift Energy Co.*...................    24,600        310,575
                                                    -----------
                                                      1,253,775
                                                    -----------
OIL FIELD SERVICES -- 0.6%
  Maverick Tube Corp.*................    20,900        347,463
                                                    -----------
OPTICAL RECOGNITION SOFTWARE -- 0.5%
  Optimal Robotics Corp.*.............    17,000        306,000
                                                    -----------
OTHER COMMERCIAL SERVICES -- 3.9%
  Albany Molecular Research, Inc.*....     5,100        128,137
  Corporate Executive Board Co.*......    15,300        623,475
  Costar Group, Inc.*.................    13,100        312,763
  Hooper Holmes, Inc..................    29,200        748,250
  Intelligent Life Corp.*.............    22,100        116,025
  Xceed, Inc.*........................    21,400        458,763
                                                    -----------
                                                      2,387,413
                                                    -----------
PRINTING-COMMERCIAL -- 0.4%
  Creo Products Inc.*.................     9,500        233,344
                                                    -----------
RECREATIONAL PRODUCTS -- 1.8%
  Monaco Coach Corp.*.................    34,525        841,547
  The First Years, Inc................    11,900        121,975
  Travis Boats & Motors, Inc.*........    17,400        167,475
                                                    -----------
                                                      1,130,997
                                                    -----------
REGIONAL/COMMERCIAL BANKS -- 0.4%
  Sterling Bancorp -- NY..............    15,800        272,550
                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK (Continued)
---------------------------------------------------------------
RENTAL AUTO/EQUIPMENT -- 1.1%
  Rent-Way, Inc.*.....................    36,100    $   685,900
                                                    -----------
RETAIL-APPAREL -- 1.3%
  Catherines Stores Corp.*............    27,200        357,000
  Gadzooks, Inc.*.....................    24,600        162,975
  J. Jill Group, Inc.*................    12,700         59,531
  Shoe Carnival, Inc.*................    22,000        243,375
                                                    -----------
                                                        822,881
                                                    -----------
RETAIL-AUTOMOBILE -- 1.5%
  Lithia Motors, Inc. Cl. A*..........    12,400        284,425
  Sonic Automotive, Inc.*.............    48,600        631,800
                                                    -----------
                                                        916,225
                                                    -----------
RETAIL-CONSUMER ELECTRONICS -- 2.1%
  Tweeter Home Entertainment Group,
    Inc.*.............................    26,000        971,750
  Ultimate Electronics, Inc.*.........    19,500        304,688
                                                    -----------
                                                      1,276,438
                                                    -----------
RETAIL-DISCOUNT -- 1.4%
  Factory 2-U Stores, Inc.*...........    29,100        869,363
                                                    -----------
RETAIL-INTERNET -- 1.7%
  Fatbrain.com, Inc.*.................    23,300        348,044
  Freeshop.com, Inc.*.................     4,300         49,450
  FTD.com, Inc.*......................    17,500        141,094
  Rowecom, Inc.*......................    17,200        477,300
                                                    -----------
                                                      1,015,888
                                                    -----------
RETAIL-JEWELRY -- 0.8%
  Whitehall Jewellers, Inc.*..........    16,600        477,250
                                                    -----------
RETAIL-RESTAURANTS -- 0.6%
  Taco Cabana Cl. A*..................    39,700        384,594
                                                    -----------
TELECOMMUNICATIONS EQUIPMENT -- 11.1%
  Adaptive Broadband Corp.*...........    30,000      1,005,000
  Advanced Communications Group,
    Inc.*.............................    23,900        191,200
  AirGate PCS, Inc.*..................     5,800        144,275
  Aironet Wireless Communications,
    Inc.*.............................    19,800        415,800
  Convergent Communications, Inc.*....    14,100        146,288
  CTC Communications Group, Inc.*.....    16,200        266,288
  Davox Corp.*........................     3,800         49,638
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  Ditech Communications Corp.*........    13,400    $   703,500
  Metro One Telecommunications,
    Inc.*.............................    14,300        274,381
  Microwave Power Devices, Inc.*......    31,000        424,313
  Netro Corp.*........................    10,300        281,963
  Northeast Optic Network, Inc.*......    20,500        773,874
  P-Com, Inc.*........................    50,900        356,300
  Periphonics Corp.*..................    36,000      1,129,500
  Rural Cellular Corp. Cl. A*.........     7,500        344,063
  Spectrian Corp.*....................    14,900        324,075
                                                    -----------
                                                      6,830,458
                                                    -----------
TOYS/GAMES/HOBBIES -- 1.3%
  Jakks Pacific, Inc.*................    21,900        821,250
                                                    -----------
TRANSPORTATION-TRUCKS -- 1.9%
  Arkansas Best Corp..................    26,800        331,650
  Forward Air Corp.*..................    24,400        576,450
  Transportation Technologies
    Industries, Inc.*.................    16,400        283,925
                                                    -----------
                                                      1,192,025
                                                    -----------
WASTE DISPOSAL -- 1.0%
  Casella Waste Systems, Inc. Cl.
    A*................................     7,900        131,831
  Waste Connections, Inc.*............    22,000        452,375
                                                    -----------
                                                        584,206
                                                    -----------
TOTAL COMMON STOCK
  (Cost: $45,078,978)............................    60,917,693
                                                    -----------

                                        PRINCIPAL
                                         AMOUNT
---------------------------------------------------------------
COMMERCIAL PAPER -- 1.0%
---------------------------------------------------------------
  Kellogg Co.
    5.598%, 10/1/99
    (Cost: $612,905)..................  $613,000        612,905

TOTAL INVESTMENTS -- 100.4%
  (Cost: $45,691,883)..........................   61,530,598
LIABILITIES IN EXCESS OF OTHER ASSETS --
(0.4%).........................................     (221,095)
                                                 -----------
NET ASSETS -- 100.0%...........................  $61,309,503
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; JOHN J. KANE, Partner, Portfolio Manager; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; MARK STUCKELMAN, Portfolio Manager.

  GOAL: The Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of US companies with larger market capitalizations.

  MARKET OVERVIEW: During the second quarter, value stocks rallied sharply, driven by better-than-expected earnings, extremely attractive valuations and improving economies worldwide. However, this period of strong performance proved short lived and value stocks declined in the third quarter in the face of rising interest rates and commodity prices.

  Reflecting the difficult environment for value investing in the second half of the period, the Russell 1000 Value Index fell 9.8% versus a decline of 3.7% for the Russell 1000 Growth Index in the third quarter.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund declined 1.0% versus a gain of 0.4% for the S&P 500 Index and 0.4% for the Russell 1000 Value Index.

  PORTFOLIO SPECIFICS: During the period, we reduced our exposure to utility companies on a stock-by-stock basis. We increased our weightings among producer/manufacturing and energy companies.

  Among the fund's top performers for the period was GTE. Strong demand for the company's long distance services and a successful merger with Bell Atlantic helped the company post strong returns. IBM was another top performer based on steps the company took to build the competitiveness of its technology segment, which strengthened its overall business.

  Boeing also delivered strong results for the fund as the company's management implemented a successful program to develop a company-wide culture to continuously improve financial performance and growth.

  Disappointing returns among the fund's technology holdings adversely affected relative performance. For example, Seagate Technology declined due to overcapacity issues among disk drive manufacturers that resulted in price competition and lower margins. We sold this holding.

  MARKET OUTLOOK: Given expectations for continued robust corporate profitability, valuations may play a greater role in dictating investor preference. In such an environment, value stocks could recapture investor favor.

  We continue to identify stocks meeting our investment criteria of attractive valuations, fundamental strengths and evidence of positive change.

  We retain optimism based on the fundamental strengths of the fund's holdings and believe continued adherence to our philosophy will reward shareholders with long-term appreciation.

--------------------------------------------------------------------------------

VALUE FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN VALUE FUND INSTITUTIONAL SHARES WITH THE S&P 500 INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                           15.32%                             As of 09/30/99                       23.68%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          VALUE FUND INSTITUTIONAL  S&P 500 INDEX
                   SHARES
04/30/96               $250,000.00    $250,000.00
05/31/96               $256,600.00    $256,450.00
06/30/96               $263,800.00    $257,424.51
07/31/96               $257,600.00    $246,046.35
08/31/96               $264,800.00    $251,235.46
09/30/96               $278,800.00    $265,375.00
10/31/96               $288,600.00    $272,694.04
11/30/96               $311,580.76    $293,306.98
12/31/96               $310,622.05    $287,496.57
1/31/997               $327,247.49    $305,459.36
02/28/97               $331,246.01    $307,854.16
03/31/97               $316,935.51    $295,204.43
04/30/97               $333,350.49    $312,828.13
05/31/97               $358,183.42    $331,873.11
06/30/97               $369,758.09    $346,741.03
07/31/97               $412,900.04    $374,331.21
08/31/97               $403,429.86    $353,361.17
09/30/97               $428,683.68    $372,714.77
10/31/97               $412,268.70    $360,266.09
11/30/97               $425,854.22    $376,942.81
12/31/97               $436,586.20    $373,414.92
01/31/98               $434,531.14    $387,655.49
02/28/98               $469,923.85    $415,613.20
03/31/98               $500,064.74    $436,896.75
04/30/98               $502,804.82    $441,291.93
05/31/98               $500,749.76    $433,706.13
06/30/98               $511,938.43    $451,323.27
07/31/98               $501,864.37    $446,516.68
08/31/98               $424,288.37    $381,959.30
09/30/98               $448,322.65    $406,427.61
10/31/98               $479,971.75    $439,502.95
11/30/98               $502,997.40    $466,141.22
12/31/98               $524,486.61    $493,000.28
01/31/99               $530,983.34    $513,617.55
02/28/99               $512,742.51    $497,654.32
03/31/99               $522,237.74    $517,565.47
04/30/99               $563,217.16    $537,595.25
05/31/99               $554,471.55    $524,902.63
06/30/99               $570,213.64    $554,034.73
07/31/99               $558,969.29    $536,748.84
08/31/99               $538,979.33    $534,065.10
09/30/99               $516,990.37    $519,426.37

This graph compares a $250,000 investment in the Value Fund Institutional Shares with the S&P 500 Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The S&P 500 Index contains 500 industrial, transportation, utility and financial companies and is considered to be generally representative of the U.S. stock market.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
VALUE FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK -- 98.1%
---------------------------------------------------------------
AEROSPACE/DEFENSE -- 3.8%
  Boeing Co...........................    16,700    $   711,838
  Northrop Grumman Corp...............     3,700        235,181
  United Technologies Corp............     7,600        450,775
                                                    -----------
                                                      1,397,794
                                                    -----------
AIRLINES -- 2.5%
  Delta Air Lines, Inc................    13,900        674,150
  UAL Corp............................     3,900        254,719
                                                    -----------
                                                        928,869
                                                    -----------
AUTO MANUFACTURER -- 4.0%
  Ford Motor Co.......................    22,800      1,144,275
  General Motors Corp.................     5,500        346,156
                                                    -----------
                                                      1,490,431
                                                    -----------
AUTO RENTAL -- 0.3%
  Hertz Corp. Cl. A...................     2,100         92,400
                                                    -----------
BEVERAGES-ALCOHOLIC -- 1.0%
  Anheuser-Busch Cos., Inc............     5,400        378,338
                                                    -----------
CHEMICALS -- 1.8%
  Great Lakes Chemical Corp...........     7,100        270,244
  Hercules, Inc.......................    14,400        412,200
                                                    -----------
                                                        682,444
                                                    -----------
COMPUTERS -- 2.8%
  International Business Machines
    Corp..............................     8,600      1,043,825
                                                    -----------
COSMETICS & TOILETRIES -- 1.5%
  Kimberly-Clark Corp.................    10,900        572,250
                                                    -----------
DIVERSIFIED FINANCIAL SERVICES -- 10.2%
  Ambac Financial Group, Inc..........    11,000        521,125
  Citigroup, Inc......................    26,700      1,174,800
  Countrywide Credit Industries,
    Inc...............................     8,300        267,675
  Fannie Mae..........................     6,000        376,125
  Freddie Mac.........................    10,400        540,800
  J.P. Morgan & Co., Inc..............     7,300        834,025
  Nationwide Financial Services, Inc.
    Cl. A.............................     2,500         88,438
                                                    -----------
                                                      3,802,988
                                                    -----------
DIVERSIFIED MANUFACTURING -- 2.7%
  Textron, Inc........................     8,600        665,425
  Tyco International, Ltd.............     3,300        340,725
                                                    -----------
                                                      1,006,150
                                                    -----------
ELECTRIC -- 6.2%
  Allegheny Energy, Inc...............    15,900        505,819
  Energy East Corp....................    17,400        413,250
  Entergy Corp........................     5,900        170,731
  PECO Energy Co......................    12,100        453,750
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
ELECTRIC (CONTINUED)
  Texas Utilities Co..................     6,900    $   257,456
  Unicom Corp.........................    13,900        513,432
                                                    -----------
                                                      2,314,438
                                                    -----------
HEALTH CARE -- 1.9%
  United Healthcare Corp..............    14,200        691,363
                                                    -----------
HOTELS & CASINOS -- 0.8%
  Harrahs Entertainment, Inc..........    10,800        299,700
                                                    -----------
INDUSTRIAL PRODUCTS -- 2.0%
  Rockwell International Corp.........    13,900        729,750
                                                    -----------
INSTRUMENTS-CONTROLS -- 1.6%
  Johnson Controls, Inc...............     9,100        603,444
                                                    -----------
INSURANCE -- 6.0%
  American International Group,
    Inc...............................     6,375        554,226
  Hartford Life, Inc. Cl. A...........     1,900         93,575
  Lincoln National Corp...............    11,400        428,212
  MGIC Investment Corp................    15,900        759,225
  St. Paul Cos., Inc..................    13,900        382,251
                                                    -----------
                                                      2,217,489
                                                    -----------
MACHINERY-DIVERSIFIED -- 1.5%
  Ingersoll-Rand Co...................    10,200        560,362
                                                    -----------
MEDIA -- 1.9%
  CBS Corp............................    15,500        716,874
                                                    -----------
MONEY CENTER BANKS -- 3.2%
  Chase Manhattan Corp................     6,300        474,863
  Firstar Corp........................    21,000        538,125
  Golden West Financial Corp..........     1,700        167,025
                                                    -----------
                                                      1,180,013
                                                    -----------
OIL & GAS PRODUCERS -- 9.2%
  Chevron Corp........................     5,000        443,750
  Exxon Corp..........................     8,100        615,094
  Mobil Corp..........................    12,200      1,229,150
  Occidental Petroleum Corp...........    17,000        393,125
  Phillips Petroleum Co...............     9,000        438,750
  Texaco, Inc.........................     4,700        296,687
                                                    -----------
                                                      3,416,556
                                                    -----------
OIL & GAS SERVICES -- 1.3%
  ENSCO International, Inc............    14,200        256,488
  Noble Drilling Corp.*...............     9,800        214,375
                                                    -----------
                                                        470,863
                                                    -----------
PAPER & RELATED PRODUCTS -- 2.7%
  Georgia-Pacific Group...............     9,400        380,700
  Weyerhaeuser Co.....................    10,700        616,588
                                                    -----------
                                                        997,288
                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK (Continued)
---------------------------------------------------------------
REGIONAL/COMMERICAL BANKS -- 9.6%
  Bank One Corp.......................     9,200    $   320,275
  Bank United Corp. Cl. A.............     2,300         74,463
  Charter One Financial, Inc..........    12,495        288,947
  Fleet Financial Group, Inc..........    19,000        695,875
  M & T Bank Corp.....................       900        413,100
  SouthTrust Corp.....................    22,100        792,838
  UnionBanCal Corp....................     8,700        315,374
  Wells Fargo Co......................    17,200        681,550
                                                    -----------
                                                      3,582,422
                                                    -----------
RETAIL-DEPARTMENT STORES -- 2.2%
  Federated Department Stores,
    Inc.*.............................    18,500        808,218
                                                    -----------
STEEL -- 0.6%
  USX -- U.S. Steel Group.............     9,300        239,474
                                                    -----------
TELECOMMUNICATIONS -- 13.0%
  Ameritech Corp......................    18,600      1,249,688
  AT&T Corp...........................    14,100        613,350
  BellSouth Corp......................    23,600      1,062,000
  GTE Corp............................    12,400        953,250
  MCI WorldCom, Inc.*.................    10,100        725,938
  SBC Communications, Inc.............     4,700        239,993
                                                    -----------
                                                      4,844,219
                                                    -----------
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
TOYS/GAMES/HOBBIES -- 1.6%
  Hasbro, Inc.........................    27,600    $   591,674
                                                    -----------
TRANSPORTATION-TRAINS -- 2.2%
  Union Pacific Corp..................    16,800        807,450
                                                    -----------
TOTAL COMMON STOCK
  (Cost: $40,040,378)............................    36,467,086
                                                    -----------

                                        PRINCIPAL
                                         AMOUNT
---------------------------------------------------------------
COMMERCIAL PAPER -- 1.7%
---------------------------------------------------------------
  Kellogg Co.
    5.603%, 10/01/99
    (Cost: $644,901)..................  $645,000        644,901
                                                    -----------

TOTAL INVESTMENTS -- 99.8%
  (Cost: $40,685,279)..........................   37,111,987
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..       55,702
                                                 -----------
NET ASSETS -- 100.0%...........................  $37,167,689
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CONVERTIBLE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; DOUGLAS FORSYTH, CFA, Portfolio Manager; WILLIAM STICKNEY, Portfolio Manager; MICHAEL P. CARROLL, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager.

  GOAL: The Convertible Fund seeks to maximize total return consisting of capital appreciation and current income by investing primarily in convertible and equity securities of US companies with market capitalizations generally above $500 million.

  MARKET OVERVIEW: The six-month period ended September 30, 1999 was characterized by volatility, with market highs often followed by sharp declines amid investor uncertainty over potential interest-rate hikes. Strength in the stock market and narrowing credit spreads helped convertible bonds in the second quarter.

  In the third quarter, rising long-term interest rates and fears of inflation weighed on the asset class. Additionally, news of the US trade deficit reaching a record high in August did not bode well for convertible bonds. At one point in August, the yield on the 30-year US Treasury Bond climbed to 6.24%, its highest level since November 1997.

  Technology issues were favorites during the period. The powerful long-term growth potential in the sector attracted investors into various technology industries.

  PERFORMANCE: The fund posted a gain for the six-month period ending September 30, 1999 of 4.4% versus 6.7% for the First Boston Convertible Index.

  PORTFOLIO SPECIFICS: The fund was heavily weighted in technology issues during the period as we increased our exposure to the sector, particularly among semiconductor companies. Among the fund's top performers were semiconductor companies LSI Logic and Atmel Corp. Also among the fund's top performers were Veritas Software and Exodus Communications.

  During the period, we decreased our exposure to the consumer services, retail trade and financial services industries, based on declining relative attractiveness of individual issues within these sectors.

  The fund underperformed in April and May when value-oriented issues briefly outperformed growth-oriented issues and in July when nervous investors booked profits on a number of the year's best performers.

  MARKET OUTLOOK: Applying our bottom-up approach, we continue to uncover attractive convertible issues with the potential to deliver strong gains with limited downside exposure, dampening volatility.

  Still exhibiting the effects of the liquidity crisis in the third quarter of 1998, convertible bonds continue to trade at discounts from what we believe to be their fair values. The environment remains positive given:

  - solid corporate profits

  - long-term interest rates near 30-year lows

  - benign inflation

--------------------------------------------------------------------------------

CONVERTIBLE FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN CONVERTIBLE FUND INSTITUTIONAL SHARES WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.


                                                         ANNUALIZED TOTAL RETURNS
                                                              As of 09/30/99
                           1 YEAR                                 5 YEARS                         10 YEARS
                           33.94%                                 19.18%                           16.52%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30315    CONVERTIBLE FUND      FIRST BOSTON
       INSTITUTIONAL SHARES  CONVERTIBLE INDEX
              250000              250000
30680             242192.10          249438.54
31046             290338.44          282892.46
31411             372774.09          321822.20
31776             379632.61          299660.78
32141             525252.06          386904.65
32507             576918.91          454915.53
32872             733163.96          539287.59
33237             677511.21          513857.47
33602             828291.41          635736.19
33968            1002375.72          723744.87
34333            1235942.36          846216.97
34698            1502171.25          901614.86
34971            1677947.42          999584.77

This graph compares a $250,000 investment in Convertible Fund Institutional Shares with the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Fund reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
CONVERTIBLE FUND

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 30.9%
--------------------------------------------------------------
ADVERTISING -- 0.4%
  Lamar Advertising Co.............     123,000   $    155,441
                                                  ------------
BIOTECHNOLOGY -- 1.2%
  Cephalon, Inc. 7.250% 144A.......       9,000        504,000
                                                  ------------
BROADCASTING -- 5.4%
  Cox Communications Inc.
    0.2500%........................       9,800        477,750
  CSC Holdings, Inc. I 8.500%......       5,170        560,299
  Mediaone Group, Inc. D 4.500%....       5,600        756,000
  Unitedglobalcom, Inc. 144A
    7.000%.........................       7,445        383,418
                                                  ------------
                                                     2,177,467
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 3.9%
  CVS Automatic Commercial Trust
    6.000%.........................       6,970        527,542
  Morgan Stanley Dean Witter 6.000%
    (PERQS)........................       4,000        505,500
  Morgan Stanley Dean Witter WCOM
    Reset (PERQS)..................      76,700        575,250
                                                  ------------
                                                     1,608,292
                                                  ------------
INSURANCE -- 1.2%
  American General Corp. A 6.000%
    (MIPS).........................       6,125        490,000
                                                  ------------
INTERNET SERVICES -- 1.2%
  PSInet Inc. C 6.750%.............      12,230        492,258
                                                  ------------
MISCELLANEOUS MANUFACTURING -- 1.0%
  Sealed Air Corp. 2.000%..........       8,195        415,896
                                                  ------------
OIL & GAS PRODUCERS -- 5.0%
  Apache Corp. 6.500%..............      17,510        700,400
  Coastal Corp. 5.580%.............       7,570        166,540
  Coastal Corp. 6.625%.............      21,425        558,389
  Enron Corp. 7.000%...............      27,130        600,251
                                                  ------------
                                                     2,025,580
                                                  ------------
OIL & GAS SERVICES -- 1.2%
  EVI, Inc. 5.000%.................      12,800        473,600
                                                  ------------
PIPELINES -- 1.2%
  Williams Cos., Inc. $3.50........       2,890        502,499
                                                  ------------
PUBLISHING -- 0.4%
  Houston Industries, Inc.
    (ACES).........................       1,430        145,860
                                                  ------------
RENTAL AUTO/EQUIPMENT -- 1.0%
  United Rentals Trust I 6.500%
    (QUIPS)........................       1,720         64,500
  United Rentals Trust I 6.500%
    (QUIPS) 144A...................       9,500        356,250
                                                  ------------
                                                       420,750
                                                  ------------
SOAPS/COSMETICS -- 1.1%
  Estee Lauder Aces Trust II
    6.250%.........................       5,810        453,180
                                                  ------------
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS -- 2.5%
  Global Telesystems Group,
    Inc.144A 7.250%................       9,600   $    396,000
  Omnipoint Corp. 7.000%...........       2,900        265,713
  Winstar Communications, Inc. A
    6.000%.........................         985         41,986
  Winstar Communications, Inc. D
    7.000%.........................       7,115        332,626
                                                  ------------
                                                     1,036,325
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 1.9%
  Qualcomm Financial Trust
    5.750%.........................       2,875        765,469
                                                  ------------
TELECOMMUNICATIONS SERVICES -- 2.3%
  Crown Castle Decs Trust V
    7.250%.........................      19,550        359,231
  Qwest Trends Trust 144A 5.750%...      11,135        570,669
                                                  ------------
                                                       929,900
                                                  ------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost: $7,758,940)...........................     12,596,517
                                                  ------------

                                     PRINCIPAL
                                       AMOUNT
--------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 62.8%
--------------------------------------------------------------
ADVERTISING -- 4.6%
  Doubleclick, Inc. 144A
    4.750%, 03/15/06...............  $  305,000        473,131
  Interpublic Group Co., Inc. 144A
    1.870%, 06/01/06...............     565,000        520,506
  Omnicom Group, Inc.
    2.250%, 01/06/13...............     525,000        880,031
                                                  ------------
                                                     1,873,668
                                                  ------------
APPLICATIONS SOFTWARE -- 2.1%
  Citrix Systems, Inc. 144A
    0.000%, 03/22/19...............   1,750,000        844,375
                                                  ------------
BIOTECHNOLOGY -- 2.9%
  Centocor, Inc.
    4.750%, 02/15/05...............     530,000        698,275
  Genzyme Corp.-General Division
    5.250%, 06/01/05...............     370,000        499,963
                                                  ------------
                                                     1,198,238
                                                  ------------
BROADCASTING -- 2.0%
  Clear Channel Communications
    2.625%, 04/01/03...............     600,000        836,250
                                                  ------------
COMPUTER SOFTWARE -- 3.0%
  Siebel Systems, Inc. 144A
    5.500%, 09/15/06...............     330,000        324,225
  Veritas Software Corp. 144A
    5.250%, 11/01/04...............     240,000        880,800
                                                  ------------
                                                     1,205,025
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE FUND

                                     PRINCIPAL
                                       AMOUNT        VALUE
--------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (Continued)
--------------------------------------------------------------
COMPUTERS -- 4.1%
  Converse Technology, Inc. 144A
    4.500%, 07/01/05...............  $  432,000   $    977,940
  Comverse Technology, Inc.
    4.500%, 07/01/05...............      10,000         22,638
  EMC Corp. 144A
    3.250%, 03/15/02...............     110,000        683,375
                                                  ------------
                                                     1,683,953
                                                  ------------
CONTRACT DRILLING -- 2.0%
  Diamond Offshore Drilling
    3.750%, 02/15/07...............     760,000        819,850
                                                  ------------
DATA PROCESSING/MANAGEMENT SOFTWARE-- 2.9%
  Affiliated Computer Services,
    Inc.
    4.000%, 03/15/05...............      75,000         85,500
  Affiliated Computer Services,
    Inc. 144A
    4.000%, 03/15/05...............     330,000        376,200
  Automatic Data Processing
    0.000%, 02/20/12...............     610,000        704,550
                                                  ------------
                                                     1,166,250
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 2.2%
  American Express Credit
    1.125%, 02/19/03...............     445,000        537,894
  Merrill Lynch & Co.
    1.000%, 02/08/06...............     450,000        363,937
                                                  ------------
                                                       901,831
                                                  ------------
DRUGS/PHARMACEUTICALS -- 1.6%
  Alpharma Inc.
    5.750%, 04/01/05...............     159,000        213,458
  Alpharma, Inc. 144A
    5.750%, 04/01/05...............     320,000        429,600
                                                  ------------
                                                       643,058
                                                  ------------
ELECTRIC -- 1.5%
  AES Corp.
    4.500%, 08/15/05...............     485,000        624,438
                                                  ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 10.7%
  Atmel Corp.144A
    0.000%, 04/21/18...............   1,260,000        678,825
  Conexant Systems, Inc.
    4.250%, 05/01/06...............       8,000         13,820
  Conexant Systems, Inc. 144A
    4.250%, 05/01/06...............     425,000        734,188
  Cypress Semiconductor
    6.000%, 10/01/02...............     605,000        726,756
  Intel Corp.
    4.000%, 9/1/04.................     153,000        380,588
  LAM Research Corp.
    5.000%, 09/01/02...............     200,000        198,500
  LSI Logic Corp.
    4.250%, 03/15/04...............      65,000        119,275
                                     PRINCIPAL
                                       AMOUNT        VALUE
--------------------------------------------------------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
  LSI Logic Corp. 144A
    4.250%, 03/15/04...............  $  400,000   $    734,000
  Simicroelectronics N.V.
    0.000%, 09/22/09...............     366,000        292,343
  Simicroelectronics N.V.
    0.000%, 06/10/08...............     350,000        492,625
                                                  ------------
                                                     4,370,920
                                                  ------------
ELECTRONICS -- 2.1%
  Solectron Corp. 144A
    0.000%, 01/27/19...............   1,380,000        846,975
                                                  ------------
ENTERTAINMENT -- 0.6%
  Action Performance
    4.750%, 04/01/05...............     361,000        251,346
                                                  ------------
HEALTHCARE -- 1.3%
  Wellpoint Health Network
    0.000%, 07/02/19...............     876,000        513,012
                                                  ------------
INTERNET SOFTWARE -- 3.2%
  America Online, Inc.
    4.000%, 11/15/02...............      67,000        534,158
  Exodus Communications, Inc. 144A
    5.000%, 03/15/06...............     240,000        778,200
                                                  ------------
                                                     1,312,358
                                                  ------------
MISCELLANEOUS MANUFACTURING -- 2.8%
  ADT Operations
    0.000%, 07/06/10...............     270,000        758,025
  Sanmina Corp. 144A
    4.250%, 05/01/04...............     330,000        367,125
                                                  ------------
                                                     1,125,150
                                                  ------------
OIL & GAS PRODUCERS -- 1.3%
  Devon Energy Corp.
    4.900%, 08/15/08...............     525,000        520,406
                                                  ------------
PRINTING-COMMERCIAL -- 2.0%
  Mail-Well, Inc.
    5.000%, 11/01/20...............     230,000        223,100
  World Color Press, Inc.
    6.000%, 10/01/07...............     550,000        582,313
                                                  ------------
                                                       805,413
                                                  ------------
RETAIL-APPAREL -- 1.2%
  AnnTaylor Stores Corp.
    0.550%, 06/18/19...............     890,000        502,850
                                                  ------------
RETAIL-BUILDING PRODUCTS -- 1.7%
  Home Depot, Inc.
    3.250%, 10/01/01...............     240,000        712,500
                                                  ------------
RETAIL-DISCOUNT STORES -- 1.9%
  Costco Cos., Inc.
    0.000%, 08/19/17...............     880,000        776,600
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT        VALUE
--------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS (Continued)
--------------------------------------------------------------
TELECOMMUNICATIONS -- 3.4%
  Global Telesystems Group, Inc.
    5.750%, 07/01/10...............  $  150,000   $    133,500
  Nextel Communications Conv. 144A
    4.750%, 07/01/07...............     320,000        510,000
  International Cabletelnote, Inc.
    144A
    7.000%, 12/15/08...............     430,000        732,075
                                                  ------------
                                                     1,375,575
                                                  ------------
TELECOMMUNICATIONS SERVICES -- 1.7%
  Antec Corp.
    4.500%, 05/15/03...............     310,000        711,450
                                                  ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost: $28,913,485)..........................     25,621,491
                                                  ------------

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 2.3%
--------------------------------------------------------------
BROADCASTING -- 0.6%
  AMFM, Inc........................       3,700        225,005
                                                  ------------
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
  Vodafone Airtouch PLC -- ADR.....       2,918   $    693,753
  Winstar Communications, Inc......         116          4,530
                                                  ------------
                                                       698,283
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $711,906).............................        923,288
                                                  ------------

                                     PRINCIPAL
                                       AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%
--------------------------------------------------------------
  Kellogg Co.
    5.642%, 10/01/99
    (Cost: $989,847)...............  $  990,000        989,847
                                                  ------------

TOTAL INVESTMENTS -- 98.4%
  (Cost: $38,374,178).........................    40,131,143
OTHER ASSETS IN EXCESS OF LIABILITIES --
1.6%..........................................       662,112
                                                ------------
NET ASSETS -- 100.0%..........................  $ 40,793,255
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SHORT INTERMEDIATE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  SUB ADVISORY MANAGEMENT TEAM: FRED S. ROBERTSON, III, Chief Investment Officer, Fixed Income; JAMES E. KELLERMAN, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The Short Intermediate Fund seeks to preserve principal and provide liquidity while seeking a relatively high level of current income. The fund invests primarily in a portfolio of short-to-intermediate-term investment-grade, fixed-income securities. The duration of the fund will be between one and four years.

  MARKET OVERVIEW: During the first half of the six-month period ending September 30, 1999, the US fixed income market was influenced by:

  - a robust economy

  - tight labor markets

  - recovery in investor confidence from 1998's liquidity crisis

  As a result of these factors, interest rates rose and investors' expectations for additional interest-rate reductions by the Federal Reserve Board diminished. Most sectors of the bond market posted declines.

  Despite 25-basis point increases in short-term interest rates in late
June and August, the US fixed income market spent much of the second half of the period in a trading range.

  PERFORMANCE: During the six-month period ending September 30, 1999, the fund gained 1.6% versus a 1.8% gain for the Merrill Lynch 1-3 Year Government Index.

  PORTFOLIO SPECIFICS: Fund returns were affected by two primary factors -- interest rate sensitivity and sector selection. In anticipation of somewhat slower levels of economic growth and because long-term factors such as conservative fiscal policy, secular disinflation and increasing global competition remained positive for bonds, we maintained a level of interest rate sensitivity modestly higher than the index. As interest rates increased, this adversely affected performance.

  Later in the period, amid evidence of economic strength and further tightening in labor markets, we reduced the interest-rate sensitivity to neutral.

  MARKET OUTLOOK: We maintain a neutral position on the direction of interest rates. Near term, the US economy remains strong and labor markets remain tight, though signs of more moderate economic growth have appeared. If the economy does not show signs of slowing enough to stabilize imbalances in the labor market, the Federal Reserve may raise short-term interest rates further.

  However, we believe the next significant move will be back to slower economic growth and lower yield levels.

  Long-term factors remain positive for the bond market:

  - US fiscal policy remains conservative

  - global competition and technological advances are keeping downward pressure on inflation

  - interest rates remain well above inflation rates

--------------------------------------------------------------------------------

SHORT INTERMEDIATE FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN SHORT INTERMEDIATE FUND INSTITUTIONAL SHARES WITH THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                            3.13%                             As of 09/30/99                       6.31%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SHORT INTERMEDIATE   MERRILL LYNCH 1-3 YEAR
                 FUND
         Institutional Shares          Treasury Index
8/31/95           $250,000.00             $250,000.00
9/95              $255,700.00             $251,200.00
10/95             $258,313.29             $253,310.08
11/95             $260,323.51             $255,539.21
12/95             $262,368.17             $257,506.86
1/96              $264,601.96             $259,695.67
2/96              $263,383.53             $258,604.95
3/96              $263,322.61             $258,372.20
4/96              $263,322.61             $258,578.90
5/96              $263,734.37             $259,121.92
6/96              $265,628.48             $260,987.59
7/96              $266,673.44             $262,005.45
8/96              $267,718.40             $262,896.26
9/96              $270,100.91             $265,288.62
10/96             $273,073.72             $268,286.38
11/96             $274,984.81             $270,352.19
12/96             $275,090.98             $270,352.19
1/97              $276,598.92             $271,622.84
2/97              $277,460.60             $272,247.57
3/97              $277,288.26             $272,138.68
4/97              $279,478.53             $274,370.21
5/97              $281,449.77             $276,235.93
6/97              $283,596.24             $278,141.96
7/97              $286,271.67             $281,201.52
8/97              $286,494.63             $281,454.60
9/97              $288,701.86             $283,593.66
10/97             $290,285.65             $285,692.25
11/97             $291,190.67             $286,377.91
12/97             $293,441.74             $288,325.28
1/98              $296,592.33             $291,122.04
2/98              $296,985.32             $291,384.05
3/98              $298,077.52             $292,578.72
4/98              $299,666.02             $293,953.84
5/98              $301,474.35             $295,511.79
6/98              $303,315.78             $297,048.46
7/98              $304,805.84             $298,444.58
8/98              $307,737.12             $302,204.99
9/98              $311,275.02             $306,194.09
10/98             $311,489.77             $307,694.44
11/98             $311,654.87             $307,417.52
12/98             $313,549.43             $308,493.48
1/99              $315,144.12             $309,727.45
2/99              $314,156.69             $308,209.79
3/99              $316,010.88             $310,367.26
4/99              $317,795.12             $311,360.43
5/99              $317,296.22             $311,173.62
6/99              $317,468.35             $312,138.25
7/99              $317,972.67             $313,137.10
8/99              $318,476.99             $314,045.19
9/30/99           $321,018.30             $316,086.49

This graph compares a $250,000 investment in the Short Intermediate Fund Institutional Shares with the Merrill Lynch 1-3 Year Treasury Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Merrill Lynch 1-3 Year Treasury is an index consisting of all public
US Treasury obligations having maturities from one to 2.99 years. It includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
SHORT INTERMEDIATE FUND

                                      PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------
CORPORATE BONDS -- 31.2%
--------------------------------------------------------------
AEROSPACE/DEFENSE -- 2.8%
  Lockheed Martin Corp.
    6.850%, 05/15/01...............  $   500,000   $   500,520
                                                   -----------
AIRLINES -- 1.2%
  Continental Airlines, Inc.
    6.465%, 10/15/04...............      229,316       222,088
                                                   -----------
DIVERSIFIED FINANCIAL SERVICES -- 14.9%
  AT&T Capital Corp.
    6.250%, 05/15/01...............      135,000       133,677
  First Union Corp.
    5.309%, 10/10/00...............      475,000       477,223
  Goldman Sachs Group A (float)
    5.5175%, 01/27/00..............      665,000       665,100
  Heller Financial, Inc.
    5.875%, 11/01/00...............      250,000       248,290
  International Lease Finance Corp.
    5.950%, 06/01/01...............      500,000       496,730
  Lehman Brothers Holdings, Inc.
    6.625%, 12/27/02...............      200,000       197,384
  MBNA Corp. (float)
    5.8625%, 12/20/99..............      500,000       500,190
                                                   -----------
                                                     2,718,594
                                                   -----------
FINANCIAL SERVICES -- 2.6%
  Key Bank NA (float)
    5.428%, 07/23/01...............      300,000       300,459
  Union Acceptance Corp. 1997 D A5
    6.410%, 05/10/05...............      180,000       178,629
                                                   -----------
                                                       479,088
                                                   -----------
OTHER COMMERCIAL SERVICES -- 1.1%
  Cendant Corp.
    7.750%, 12/01/03...............      200,000       199,806
                                                   -----------
PIPELINES -- 4.4%
  Enron Corp.
    9.500%, 06/15/01...............      500,000       522,285
  KN Energy Inc.
    6.300%, 03/01/01...............      135,000       133,580
  KN Energy Inc.
    6.450%, 11/30/01...............      150,000       147,684
                                                   -----------
                                                       803,549
                                                   -----------
RENTAL AUTO/EQUIPMENT -- 4.2%
  Hertz Corp.
    7.000%, 04/15/01...............      750,000       754,178
                                                   -----------
TOTAL CORPORATE BONDS
  (Cost: $5,688,135)............................     5,677,823
                                                   -----------
                                      PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 1.8%
--------------------------------------------------------------
CHILE -- 0.3%
  Celulosa Arauco y Constitucion,
    S.A.
    6.450%, 02/15/04...............  $    60,000   $    55,198
                                                   -----------
MEXICO -- 0.4%
  Pemex Finance, Ltd. 144A
    6.125%, 11/15/03...............       70,000        68,530
                                                   -----------
VENEZUELA -- 1.1%
  PDVSA Finance, Ltd.
    6.450%, 02/15/04...............      225,000       203,265
                                                   -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $342,039)..............................       326,993
                                                   -----------
--------------------------------------------------------------
AGENCY OBLIGATIONS -- 16.1%
--------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 10.4%
  Pool # 2127 TD
    6.000%, 01/15/11...............      370,000       363,988
  Pool # 380032
    10.000%, 10/01/03..............       37,478        38,298
  Pool # 380062
    9.500%, 11/01/04...............      101,012       103,936
  Pool # 380078
    9.000%, 04/01/05...............      208,460       213,847
  Pool # 504019
    9.000%, 03/01/06...............       93,584        94,795
  Pool # 504132
    9.000%, 07/01/06...............      141,944       144,696
  Pool # 555287
    9.750%, 05/01/11...............      162,648       172,206
  Pool # 800455
    9.000%, 12/01/03...............      217,690       221,876
  Pool # B00511
    9.500%, 05/01/06...............      136,739       141,156
  Pool # B00623
    9.000%, 06/01/06...............      215,381       220,888
  Pool # G10453
    9.000%, 06/01/07...............      181,501       187,514
                                                   -----------
                                                     1,903,200
                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.5%
  Pool # 200112
    9.500%, 11/01/05...............       51,040        52,518
  Pool # 2454
    14.750%, 10/01/12..............        3,067         3,574
  Pool # 303758
    9.500%, 07/01/06...............      123,404       128,526
  Pool # 303920
    9.500%, 10/01/03...............      118,046       122,078
  Pool # 50155
    10.000%, 12/01/03..............        3,117         3,267

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool # 70722
    9.000%, 01/01/06...............  $   139,573   $   144,003
                                                   -----------
                                                       453,966
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.2%
  Pool # 200947
    9.500%, 12/15/17...............        4,132         4,392
  Pool # 59779
    11.500%, 03/15/13..............        1,723         1,927
  Pool # 64054
    11.500%, 02/15/13..............          944         1,007
  Pool # 780179
    12.000%, 10/15/15..............       27,806        31,488
  Pool # 780182
    9.000%, 01/15/08...............      205,824       212,531
  Pool # 780306
    9.000%, 11/15/06...............      138,341       142,850
  Pool # 780328
    10.000%, 10/15/06..............      181,508       189,464
                                                   -----------
                                                       583,659
                                                   -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $2,943,748)............................     2,940,825
                                                   -----------
--------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 5.1%
--------------------------------------------------------------
GERMANY -- 5.1%
  Federal Republic Of Germany Unity
    Bond
    8.000%, 01/21/02
    (Cost: $920,996)...............      800,000       927,358
                                                   -----------
--------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 39.5%
--------------------------------------------------------------
AUTO -- 4.5%
  Carco Auto Loan Master Trust 1999
    1 A1
    5.650%, 03/15/03...............      370,000       366,994
  Ford Credit Auto Owner Trust 1999
    A B
    5.790%, 06/16/03...............      230,000       224,464
  Hyundai Auto Receivables Trust
    1998 A A2
    6.050%, 07/15/04...............      235,000       233,639
                                                   -----------
                                                       825,097
                                                   -----------
BOATS -- 2.5%
  BankBoston Marine Asset Backed
    Trust 1997 2 A6
    6.640% 08/15/10................      290,000       290,136
  Distribution Financial Services
    Trust 1999 2 A4
    6.480%, 10/15/13...............      170,000       167,184
                                                   -----------
                                                       457,320
                                                   -----------
                                      PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES (Continued)
--------------------------------------------------------------
MORTGAGE-COMMERCIAL -- 7.4%
  Allied Capital Commercial
    Mortgage 1998 1 A
    6.310% 09/25/03................  $   113,979   $   113,231
  DLJ Commercial Mortgage Corp.
    1998 CF1 CP
    .906%, 04/15/05................    3,000,000       119,063
  DLJ Mortgage Acceptance Corp.
    144A 1996 CF1 S
    .609%, 03/12/06................    4,340,687        92,240
  Enterprise Mortgage Acceptance
    Company 1998 1 A1
    6.110%, 07/15/03...............      222,677       218,989
  Federal National Mortgage
    Association Aces 1996 M5 Class
    XS
    .538%, 01/25/13................    5,186,791       136,153
  Federal National Mortgage
    Association Aces 1997 M8 Cl X1
    .653%, 10/25/02................   16,870,000       297,861
  Federal National Mortgage
    Association Aces 1998 M7 Cl A
    6.170%, 05/25/14...............      179,749       176,435
  Morgan Stanley Capital I 1997 C1
    A1A
    6.850%, 02/15/20...............      185,197       185,776
                                                   -----------
                                                     1,339,748
                                                   -----------
MORTGAGE-RESIDENTIAL -- 19.5%
  Advanta Mortgage Loan Trust
    1997 4 A4
    6.660%, 03/25/22...............      210,000       209,147
  BancOne Home Equity Trust 1999 2
    A5
    7.310%, 06/25/29...............      160,000       158,550
  BankBoston Home Equity Loan Trust
    1998 2 A4
    6.110%, 09/25/13...............      365,000       350,970
  Centex Home Equity Trust 1999 2
    A8
    6.040%, 06/25/30...............      410,000       402,184
  GE Capital Mortgage Services 1999
    HE 1 A5
    6.285%, 08/25/26...............      420,000       397,261
  Residential Asset Securities
    Corp. 1999 KS1 AI3
    6.110%, 05/25/25...............      190,000       185,250
  Residential Funding Mortgage
    Security I 1993 S47 A8
    5.650%, 12/25/23...............       83,055        82,379
  Saxon Asset Securities Trust 1999
    1 AF3
    6.170%, 08/25/21...............      420,000       414,356
  Saxon Asset Securities Trust 1999
    2 AF4
    6.445%, 08/25/26...............      310,000       297,988
  Sunlife Commercial Mortgage Trust
    1997 C1 A
    6.875%, 07/25/04...............      181,837       180,473
  The Money Store Home Equity Trust
    1996 C A14
    7.785%, 12/15/22...............      340,000       345,897

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT INTERMEDIATE FUND

                                      PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------
MORTGAGE-RESIDENTIAL (CONTINUED)
  UCFC Home Equity Loan Services
    1997 D A3
    6.510%, 01/15/16...............  $   400,000   $   398,375
  WMH Huntoon Paige
    5.140%, 01/01/07...............      132,065       127,360
                                                   -----------
                                                     3,550,190
                                                   -----------
RECEIVABLES -- 5.6%
  Discover Card Master Trust I 1998
    6 A
    5.850%, 01/17/06...............      270,000       263,039
  Fingerhut Master Trust 1998 2 A
    6.230%, 02/15/07...............      205,000       199,747
  Green Tree Recreational,
    Equipment & Consumer Trust 1999
    A A6
    6.840%, 03/15/10...............      380,000       378,293
  Heller Equipment Asset
    Receivables Trust 1999 1 A3
    5.500%, 07/13/03...............      190,000       186,972
                                                   -----------
                                                     1,028,051
                                                   -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $7,382,501)............................     7,200,406
                                                   -----------
                                      PRINCIPAL
                                       AMOUNT         VALUE
--------------------------------------------------------------
COMMERCIAL PAPER -- 5.2%
--------------------------------------------------------------
  Federal National Mortgage
    Association 5.240%, 10/01/99
    (Cost: $952,863)...............  $   953,000   $   952,863
                                                   -----------

TOTAL INVESTMENTS -- 98.9%
  (Cost: $18,230,282)..........................   18,026,268
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%..      203,276
                                                 -----------
NET ASSETS -- 100.0%...........................  $18,229,544
                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  SUB ADVISORY MANAGEMENT TEAM: FRED S. ROBERTSON, III, Chief Investment Officer, Fixed Income; JAMES E. KELLERMAN, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The High Quality Bond Fund seeks to maximize long-term total return from a portfolio utilizing multiple sectors of the bond market including a broad range of investment-grade issues, as well as, on an opportunistic basis, developed international bonds and below-investment grade corporate issues. The dollar-weighted average portfolio duration of the fund will range from two to eight years.

  MARKET OVERVIEW: During the first half of the six-month period ending September 30, 1999, the US fixed income market was influenced by: a robust economy; tight labor markets; and a recovery in investor confidence from 1998's liquidity crisis.

  As a result of these factors, interest rates rose and investors' expectations for additional interest-rate reductions by the Federal Reserve Board diminished. Most sectors of the bond market posted declines.

  Despite 25-basis point increases in short-term interest rates in late
June and August, the US fixed income market spent much of the second half of the period in a trading range.

  PERFORMANCE: During the period, the fund declined 0.8% versus a decline of 0.2% for the Lehman Aggregate Bond Index.

  PORTFOLIO SPECIFICS: Fund returns were affected by two primary factors -- interest rate sensitivity and sector selection. In anticipation of somewhat slower levels of economic growth and because long-term factors such as conservative fiscal policy, secular disinflation and increasing global competition remained positive for bonds, we maintained a level of interest-rate sensitivity modestly higher than the index. As interest rates increased, this adversely affected performance. The fund also had a modest allocation to the international developed market, which slightly detracted from performance and a modest allocation to high yield bonds, which slightly enhanced performance.

  Later in the period, amid evidence of economic strength and further tightening in labor markets, we reduced the interest-rate sensitivity to neutral.

  MARKET OUTLOOK: We maintain a neutral position on the direction of interest rates. Near term, the US economy remains strong and labor markets remain tight, though signs of more moderate economic growth have appeared. If the economy does not show signs of slowing enough to stabilize imbalances in the labor market, the Federal Reserve may raise short-term interest rates further. However, we believe the next significant move will be back to slower economic growth and lower yield levels.

  Long-term factors remain positive for the bond market: US fiscal policy remains conservative; global competition and technological advances are keeping downward pressure on inflation; and interest rates remain well above inflation rates.

--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH QUALITY BOND FUND INSTITUTIONAL SHARES WITH THE LEHMAN AGGREGATE BOND INDEX.

                                                                                                    SINCE
                           1 YEAR                         ANNUALIZED TOTAL RETURNS                 INCEPTION
                            0.49%                              As of 09/30/99                       6.88%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

       HIGH QUALITY BOND FUND INSTITUTIONAL SHARES  LEHMAN AGGREGATE BOND INDEX
08/95                                  $250,000.00                  $250,000.00
9/95                                   $257,840.00                  $252,425.00
10/95                                  $262,060.30                  $255,706.53
11/95                                  $267,084.46                  $259,542.12
12/95                                  $272,016.18                  $263,175.71
1/96                                   $271,811.19                  $264,912.67
02/96                                  $265,456.63                  $260,303.19
3/96                                   $263,734.75                  $258,481.07
04/96                                  $262,283.38                  $257,033.58
5/96                                   $261,661.36                  $256,519.51
06/96                                  $264,958.05                  $259,956.87
7/96                                   $265,800.52                  $260,658.75
08/96                                  $264,747.43                  $260,215.63
9/96                                   $269,991.83                  $264,743.39
10/96                                  $275,786.57                  $270,620.69
11/96                                  $280,722.82                  $275,248.30
12/96                                  $278,233.23                  $272,688.49
1/97                                   $278,233.23                  $273,533.83
02/97                                  $280,200.32                  $274,217.66
3/97                                   $276,856.27                  $271,173.85
04/97                                  $280,609.51                  $275,241.45
5/97                                   $283,479.63                  $277,856.25
06/97                                  $287,277.02                  $281,162.74
7/97                                   $294,700.78                  $288,754.13
08/97                                  $291,551.31                  $286,299.72
9/97                                   $296,747.94                  $290,536.96
10/97                                  $300,397.41                  $294,749.74
11/97                                  $302,031.29                  $296,105.59
12/97                                  $304,716.75                  $299,096.26
1/98                                   $309,330.83                  $302,924.69
02/98                                  $310,084.72                  $302,682.35
3/98                                   $311,741.66                  $303,711.47
04/98                                  $312,907.72                  $305,290.77
5/98                                   $315,754.51                  $308,191.03
06/98                                  $317,198.51                  $310,810.66
7/98                                   $318,039.46                  $311,463.36
08/98                                  $319,869.55                  $316,540.21
9/98                                   $326,463.44                  $323,947.25
10/98                                  $322,323.23                  $322,230.33
11/98                                  $328,623.41                  $324,067.04
12/98                                  $330,743.30                  $325,039.25
1/99                                   $334,219.82                  $327,347.02
02/99                                  $328,273.47                  $321,618.45
3/99                                   $330,864.70                  $323,387.35
04/99                                  $333,284.98                  $324,422.19
5/99                                   $329,616.75                  $321,567.28
06/99                                  $327,584.62                  $320,538.26
7/99                                   $325,469.46                  $319,192.00
08/99                                  $323,883.09                  $319,032.40
9/99                                   $328,073.25                  $322,733.18

This graph compares a $250,000 investment in the High Quality Bond Fund Institutional Shares with the Lehman Aggregate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CORPORATE BONDS -- 26.3%
--------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.6%
  Rockwell International Corp.
    5.200%, 01/15/2098..............  $  210,000   $   137,655
                                                   -----------
AIRLINES -- 3.4%
  Atlas Air, Inc. 1991 A A1
    7.200%, 01/02/19................     250,000       225,880
  Continental Airlines, Inc. 991A
    6.545%, 02/02/19................     270,000       249,064
  Northwest Airlines Corp. 1992 A
    7.575%, 03/01/19................     250,000       244,728
                                                   -----------
                                                       719,672
                                                   -----------
AUTO MANUFACTURERS -- 0.5%
  DaimlerChrysler NA Holding
    7.200%, 09/01/09................      75,000        75,363
  Ford Motor Co.
    7.450%, 07/16/31................      50,000        49,298
                                                   -----------
                                                       124,661
                                                   -----------
BEVERAGES-ALCOHOLIC -- 0.4%
  J Seagram & Sons
    6.800%, 12/15/08................      90,000        85,163
                                                   -----------
BROADCASTING -- 0.6%
  CD Radio Inc. 0.000% (until
    12/01/02, thereafter 15.000% to
    maturity), 12/01/07.............      50,000        24,438
  News America Holdings
    8.875%, 04/26/23................     100,000       105,672
                                                   -----------
                                                       130,110
                                                   -----------
COMPUTER SOFTWARE -- 0.7%
  Computer Associates International
    6.375%, 04/15/05................     160,000       150,000
                                                   -----------
COMPUTERS -- 1.3%
  Apple Computer, Inc.
    6.500%, 02/15/04................      50,000        46,625
  Sun Microsystems, Inc.
    7.650%, 08/15/09................     150,000       151,926
  Unisys Corp.
    12.000%, 04/15/03...............      70,000        76,125
                                                   -----------
                                                       274,676
                                                   -----------
DISTRIBUTION/WHOLESALE -- 0.2%
  United Stationer Supply
    12.750%, 05/01/05...............      50,000        54,125
                                                   -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
  Countrywide Capital III
    8.050%, 06/15/27................      50,000        48,276
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  GS Escrow Corp.
    6.750%, 08/01/01................  $  120,000   $   117,750
                                                   -----------
                                                       166,026
                                                   -----------
ELECTRIC -- 0.8%
  Calpine Corp.
    10.500%, 05/15/06...............     170,000       176,375
                                                   -----------
ENGINEERING & CONSTRUCTION -- 0.7%
  McDermott, Inc.
    9.375%, 03/15/02................     140,000       144,375
                                                   -----------
ENTERTAINMENT -- 0.3%
  Ascent Entertainment Group 0.000%
    (until 12/01/02, thereafter
    11.875% to maturity),
    12/15/04........................     100,000        72,125
                                                   -----------
HEALTHCARE -- 0.6%
  Abbey Health Care Group
    9.500%, 11/01/02................     120,000       119,850
                                                   -----------
HOME BUILDING -- 0.5%
  Lennar Corp.
    7.625%, 03/01/09................     110,000        99,933
                                                   -----------
INSURANCE -- 0.7%
  Florida Windstorm Under
    7.125%, 02/25/19................     100,000        94,919
  Lumbermens Mutual Casualty
    8.300%, 12/01/37................      60,000        52,186
                                                   -----------
                                                       147,105
                                                   -----------
INVESTMENT COMPANIES -- 1.7%
  Dryden Investor Trust
    7.157%, 7/23/08.................     183,740       172,256
  Fidelity Investments
    7.57%, 06/15/29.................     200,000       195,386
                                                   -----------
                                                       367,642
                                                   -----------
MEDICAL SUPPLIES/EQUIPMENT -- 0.8%
  Guidant Corp.
    6.150%, 02/15/06................     180,000       167,778
                                                   -----------
METALS-DIVERSIFIED -- 0.8%
  Scotia Pacific Co. LLC
    6.550%, 01/20/07................     180,322       162,290
                                                   -----------
OIL & GAS PRODUCERS -- 1.3%
  Deeptech International, Inc.
    12.000%, 12/15/00...............     100,000       106,250
  Murphy Oil Corp.
    7.050%, 05/01/29................     175,000       160,221
                                                   -----------
                                                       266,471
                                                   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CORPORATE BONDS (Continued)
--------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.9%
  Halliburton Company
    8.750%, 02/15/21................  $  350,000   $   399,000
                                                   -----------
OTHER COMMERCIAL SERVICES -- 0.5%
  Cendant Corp.
    7.750%, 12/01/03................     100,000        99,903
                                                   -----------
PACKAGING & CONTAINERS -- 0.7%
  Stone Container Corp.
    9.875%, 02/01/00................     150,000       150,375
                                                   -----------
PUBLISHING -- 0.1%
  American Lawyer Media
    9.750%, 12/15/07................      20,000        19,600
                                                   -----------
REAL ESTATE OPERATIONS -- 0.2%
  Equity Office Properties LP
    7.500%, 04/19/29................      50,000        44,700
                                                   -----------
RECREATIONAL CENTERS -- 0.2%
  Bally Total Fitness Holdings
    9.875%, 10/15/07................      40,000        37,800
                                                   -----------
RENTAL AUTO/EQUIPMENT -- 0.1%
  United Rentals, Inc.
    9.500%, 06/01/08................      20,000        19,750
                                                   -----------
RETAIL-DISCOUNT -- 0.4%
  Wal-Mart Stores
    6.875%, 08/10/09................      95,000        95,176
                                                   -----------
RETAIL-FOOD -- 0.7%
  Kroger Co.
    8.000%, 09/15/29................     150,000       149,063
                                                   -----------
RETAIL-MUSIC STORE -- 0.2%
  Musicland Stores Corp.
    9.875%, 03/15/08................      50,000        46,250
                                                   -----------
TELECOMMUNICATIONS -- 2.0%
  Crown Castle International Corp.
    10.625%, 11/15/07...............     100,000        70,375
  Global Telesystems Group
    9.875%, 02/15/05................     100,000        95,750
  Nextel Communications
    9.750%, 08/15/04................     150,000       151,125
  Pacific West Telecommunications,
    Inc.
    13.500%, 02/01/09...............     100,000       101,625
                                                   -----------
                                                       418,875
                                                   -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
  Covad Communications Group 0.000%
    (until 3/15/03, thereafter
    13.500% to maturity),
    03/15/08........................      60,000        30,675
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  Motorola Inc.
    6.500%, 11/15/28................  $  130,000   $   112,954
                                                   -----------
                                                       143,629
                                                   -----------
TELEPHONE -- 1.1%
  Sprint Capital Corp.
    6.875%, 11/15/28................     130,000       118,788
  WorldCom Inc.
    6.950%, 08/15/28................     120,000       111,810
                                                   -----------
                                                       230,598
                                                   -----------
TELEVISION -- 0.5%
  Frontiervision LP
    11.000%, 10/15/06...............     100,000       107,000
                                                   -----------
TRANSPORTATION - AIR FREIGHT -- 0.3%
  Federal Express Corp.
    7.600%, 07/01/2097..............      70,000        62,650
                                                   -----------
TOTAL CORPORATE BONDS
  (Cost: $5,789,833)............................     5,590,401
                                                   -----------
--------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 7.1%
--------------------------------------------------------------
BERMUDA -- 0.6%
  Sea Containers
    12.500%, 12/01/04...............     110,000       117,700
                                                   -----------
CANADA -- 0.5%
  Teleglobe Inc.
    7.200%, 07/20/09................     130,000       122,903
                                                   -----------
CHILE -- 0.8%
  Celulosa Arauco
    7.500%, 09/15/17................      70,000        57,359
  Empresa Nacional de Electricidad
    8.125%, 02/01/49................     120,000        90,788
  Enersis S.A.
    6.600%, 12/01/26................      35,000        33,031
                                                   -----------
                                                       181,178
                                                   -----------
DENMARK -- 1.1%
  NYKREDIT
    6.000%, 10/01/29................   1,744,000       227,738
                                                   -----------
LUXEMBOURG -- 0.5%
  Tyco International Group S.A.
    7.000%, 06/15/28................     110,000       100,067
                                                   -----------
MEXICO -- 1.9%
  Pemex Finance, Ltd.
    6.300%, 05/15/10................     170,000       156,703
  Pemex Finance, Ltd.
    9.69%, 08/15/09.................     140,000       141,137

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
FOREIGN CORPORATE BONDS (Continued)
--------------------------------------------------------------
MEXICO (CONTINUED)
  Petroleos Mexicanos
    9.150%, 11/15/18................  $  105,000   $    98,052
                                                   -----------
                                                       395,892
                                                   -----------
UNITED KINGDOM -- 0.6%
  National Westminster Bank
    7.375%, 10/01/09................      60,000        59,892
  United Utilities PLC
    6.875%, 08/15/28................      90,000        76,185
                                                   -----------
                                                       136,077
                                                   -----------
VENEZUELA -- 1.1%
  Cerro Negro Finance, Ltd.
    7.330%, 12/01/09................      50,000        36,514
  PDVSA Finance Ltd.
    6.800%, 11/15/08................     180,000       142,362
  PDVSA Finance Ltd.
    7.500%, 11/15/28................      70,000        47,921
                                                   -----------
                                                       226,797
                                                   -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $1,565,569)............................     1,508,352
                                                   -----------
--------------------------------------------------------------
US TREASURY OBLIGATIONS -- 5.7%
--------------------------------------------------------------
US TREASURY BONDS -- 5.7%
  11.625%, 11/15/04.................     120,000       149,231
  8.875%, 08/15/17..................     850,000     1,064,761
                                                   -----------
TOTAL US TREASURY OBLIGATIONS
  (Cost: $1,214,438)............................     1,213,992
                                                   -----------
--------------------------------------------------------------
AGENCY OBLIGATIONS -- 15.6%
--------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 7.6%
  Gold Pool # E74572
    5.500%, 01/01/14................     181,522       171,026
  Gold Pool #B00632
    9.000%, 06/01/06................      19,004        19,490
  Gold Pool #E00719
    5.500%, 07/01/14................   1,484,257     1,398,438
  Pool # 380032
    10.000%, 10/01/03...............      20,569        21,019
                                                   -----------
                                                     1,609,973
                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.6%
  Pool # 200112
    9.500%, 11/01/05................      54,373        55,947
  Pool # 273114
    6.500%, 02/01/09................      90,361        89,233
  Pool # 303262
    9.500%, 05/01/07................      28,854        29,840
  Pool # 303481
    10.000%, 10/01/05...............      22,804        23,711
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool # 303758
    9.500%, 07/01/06................  $   22,217   $    23,139
  Pool # 363503
    9.500%, 06/01/05................      27,840        28,791
  Pool # E74614
    5.500%, 02/01/14................      85,466        80,524
                                                   -----------
                                                       331,185
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.4%
  30YR To Be Announced
    6.500%, 03/16/27................     100,000        95,781
  Pool # 064054
    11.500%, 02/15/13...............         476           508
  Pool # 299705
    8.500%, 02/15/21................       4,265         4,442
  Pool # 481520
    6.000%, 09/15/28................     825,761       766,149
  Pool # 497386
    6.500%, 12/15/28................     542,250       501,110
  Pool # 50700
    11.500%, 02/15/12...............       1,315         1,470
  Pool# 68958
    11.500%, 07/15/13...............       1,659         1,855
                                                   -----------
                                                     1,371,315
                                                   -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $3,333,853)............................     3,312,473
                                                   -----------
--------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 4.4%
--------------------------------------------------------------
GERMANY -- 4.4%
  Federal Republic Of Germany Unity
    Bond
    8.000%, 02/21/02................     190,000       220,247
  Federal Republic Of Germany
    7.375%, 01/03/05................     600,000       717,672
                                                   -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost: $950,157)..............................       937,919
                                                   -----------
--------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 28.3%
--------------------------------------------------------------
FINANCIAL SERVICES -- 1.1%
  Captiva CBO 1997 1 144A
    6.860%, 11/30/09................     250,000       233,490
                                                   -----------
MORTGAGE-COMMERCIAL -- 22.5%
  Allied Capital Commercial
    Mortgage 1998 1 144A
    6.710%, 12/25/04................     190,000       181,116
  ARG Funding Corp. 1999 1A A3
    6.020%, 05/20/05................     370,000       353,350
  Asset Securitization Corp. 1996 D2
    A1
    6.920%, 02/14/29................     185,756       183,100
  Comed Transitional Funding
    Trust 1998 1 A6
    5.630%, 06/25/09................     150,000       139,529

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES (Continued)
--------------------------------------------------------------
MORTGAGE-COMMERCIAL (CONTINUED)
  Comed Transitional Funding
    Trust 1998 1 A7
    5.740%, 12/25/10................  $  250,000   $   230,900
  Commercial Mortgage Acceptance
    Corp. 99 C1 A2
    7.030%, 05/15/09................     450,000       443,320
  Commercial Mortgage Assets 99 C1
    A2
    6.585%, 07/17/08................     240,000       230,928
  CRIIMI MAE Commercial Mortgage
    Trust 1998 C1 A2 144A
    7.000%, 03/02/11................     180,000       153,260
  DLJ Commercial Mortgage
    Corp. 1998 CF1 CP
    .9064%, 04/15/05................   3,360,000       133,350
  DLJ Commercial Mortgage
    Corp. 1998 CFS
    6.240%, 11/12/31................     360,000       339,525
  DLJ Mortgage Acceptance
    Corp. 144A 1996 CF1 S
    .6097%, 03/12/06................   4,072,876        86,549
  DLJ Mortgage Acceptance
    Corp. 1998 A A2
    6.418%, 05/28/28................      98,935        93,648
  Federal National Mortgage
    Association Aces 1996 M5 Class
    Xs
    .5382%, 01/25/13................   5,946,056       156,084
  Federal National Mortgage
    Association Aces 1997 M8 Cl X1
    .6535%, 10/25/02................   8,630,000       152,373
  Global Franchise Trust 1998 A1
    6.349%, 04/10/04................     366,157       359,635
  GMAC Commercial Mortgage
    Securities, Inc. 1998 C2 A2
    6.420%, 08/15/08................     120,000       112,275
  GS Mortgage Securities Corp. 1998
    C1 A1
    6.060%, 10/18/30................     167,841       162,170
  GS Mortgage Securities Corp. GLII
    A2
    6.562%, 04/13/31................     230,000       221,998
  JP Morgan Commercial Mortgage
    Finance Corp. 1998 C6 A2
    6.533%, 01/15/30................     330,000       320,732
  JP Morgan Commercial Mortgage
    Finance Corp. 1999 C7 A2
    6.507%, 10/15/35................     110,000       104,410
  Morgan Stanley Capital 1 1998 CF1
    D
    6.710%, 12/15/31................      90,000        87,173
  Morgan Stanley Capital 1 1998 XL2
    A2
    6.170%, 10/03/08................     200,000       186,406
  Mortgage Capital Funding,
    Inc. 1998 MC3
    6.001%, 11/18/31................     134,230       128,672
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
MORTGAGE-COMMERCIAL (CONTINUED)
  Nomura Asset Securities
    Corp. 1998 D6 A1
    6.590%, 03/17/28................  $  140,000   $   134,138
  PP&L Transition Bond
    Co. LLC 1998 1 A8
    7.150%, 06/25/09................     100,000       100,939
                                                   -----------
                                                     4,795,580
                                                   -----------
MORTGAGE-RESIDENTIAL -- 4.7%
  Amresco Residential Securities
    1997 3 A9
    6.960%, 03/25/27................     200,000       198,438
  BankBoston Home Equity
    Loan Trust 1998 A4
    6.110%, 09/25/13................     400,000       384,625
  Residential Asset Securitization
    Trust 1998 A5
    6.750%, 06/25/28................     330,000       316,284
  Saxon Asset Securities Trust 1999
    1 AF3
    6.170%, 08/25/21................     100,000        98,656
                                                   -----------
                                                       998,003
                                                   -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $6,178,084)............................     6,027,073
                                                   -----------

                                        NUMBER
                                      OF SHARES
--------------------------------------------------------------
MUTUAL FUNDS -- 5.8%
--------------------------------------------------------------
INVESTMENT COMPANIES -- 5.8%
  Blackrock 2001 Term Trust.........      68,200       613,800
  Blackrock Strategic Term Trust....      69,000       612,375
                                                   -----------
TOTAL MUTUAL FUNDS
  (Cost: $1,256,263)............................     1,226,175
                                                   -----------

                                      PRINCIPAL
                                        AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 5.2%
--------------------------------------------------------------
  Federal National Mortgage
    Association 5.262%, 10/01/99
    (Cost: $1,116,839)..............  $  117,000     1,116,839
                                                   -----------

TOTAL INVESTMENTS -- 98.4%
  (COST: $21,405,036)..........................   20,933,224
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6%..      341,661
                                                 -----------
NET ASSETS -- 100.0%...........................  $21,274,885
                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; DOUGLAS G. FORSYTH, CFA, Portfolio Manager; WILLIAM STICKNEY, Portfolio Manager; MICHAEL P. CARROLL, Portfolio Manager; MICHAEL E. YEE, Portfolio Manager.

  GOAL: The High Yield Bond Fund seeks to deliver total return via high current income and long-term capital appreciation from a diversified portfolio consisting primarily of lower-rated US corporate fixed income securities commonly referred to as "high risk bonds".

  MARKET OVERVIEW: Throughout much of the six-month period ending September 30, 1999, rising long-term interest rates and the Federal Reserve Board's decisions to raise short-term rates by 25 basis points in June and August created a difficult environment for high yield bonds. At one point in August, the yield on the 30-year US Treasury Bond climbed to 6.24%, its highest level since
November 1997.

  Although largely unfounded, investor fears of increasing inflation also weighed on the high yield market.

  The Federal Reserve rate-hike decisions and its adoption of a tightening bias during the period negatively affected the new issue market. In addition, outflows from high yield mutual funds totaled close to $2 billion in the third quarter, putting further pressure on high yield bond prices, especially lower-quality issues.

  PERFORMANCE: Despite the difficult environment, the fund posted a 2.2% gain during the six-month period ending September 30, 1999 versus a 0.5% decline for the CS First Boston High Yield Index.

  PORTFOLIO SPECIFICS: Issue selection, especially within the technology sector, was primarily responsible for the fund's outperformance during the period. A lack of credit downgrades among holdings also contributed to gains.

  Late in the period, holdings such as Omnipoint and Nextel benefited from increased merger and acquisition activity within the wireless communications industry.

  Nextel provides a wide array of digital and analog wireless communications services throughout the United States. Through wholly owned subsidiaries, Omnipoint markets wireless communication services and is a leading developer and supplier of wireless communication technologies, products and services.

  Increasing oil prices during the period also contributed to gains among holdings in the energy sector.

  MARKET OUTLOOK: The environment for high yield bonds remains attractive given:

  - robust US economic growth

  - low inflation

  - solid corporate earnings

  Following the liquidity crisis that developed in 1998, high yield bonds continue to trade at discounts from what we believe to be their fair values.

  We continue to identify credit-worthy, growing companies with attractive high yield issues that we believe offer significant long-term total return potential.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND INSTITUTIONAL SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH YIELD BOND FUND INSTITUTIONAL SHARES WITH THE CS FIRST BOSTON HIGH YIELD INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                            9.83%                             As of 09/30/99                       13.31%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

         HIGH YIELD BOND FUND INSTITUTIONAL SHARES  CS FIRST BOSTON HIGH YIELD INDEX
7/31/96                                $250,000.00                       $250,000.00
8/96                                   $256,780.00                       $252,725.00
9/96                                   $265,701.85                       $257,071.87
10/96                                  $268,926.78                       $259,231.27
11/96                                  $273,926.48                       $263,275.28
12/96                                  $278,313.50                       $268,409.15
1/97                                   $283,685.20                       $270,368.54
2/97                                   $289,776.34                       $275,451.46
3/97                                   $284,739.55                       $272,366.41
4/97                                   $285,969.10                       $274,790.47
5/97                                   $298,355.30                       $280,313.76
6/97                                   $305,704.82                       $284,126.03
7/97                                   $315,197.53                       $290,149.50
8/97                                   $318,278.57                       $291,716.30
9/97                                   $331,437.95                       $297,492.29
10/97                                  $332,536.76                       $297,462.54
11/97                                  $336,208.54                       $299,574.52
12/97                                  $337,881.57                       $302,300.65
1/98                                   $349,161.58                       $307,439.76
2/98                                   $353,473.83                       $309,837.79
3/98                                   $357,326.30                       $311,386.98
4/98                                   $360,502.68                       $313,722.38
5/98                                   $361,563.77                       $314,663.55
6/98                                   $363,444.19                       $315,324.34
7/98                                   $366,798.21                       $317,531.61
8/98                                   $346,503.88                       $295,971.22
9/98                                   $338,199.43                       $295,941.62
10/98                                  $329,808.97                       $290,052.38
11/98                                  $349,777.75                       $304,758.04
12/98                                  $353,159.03                       $304,057.09
1/99                                   $361,234.10                       $306,915.23
2/99                                   $360,705.26                       $306,270.71
3/99                                   $363,377.04                       $309,057.77
4/99                                   $374,002.22                       $315,887.95
5/99                                   $369,987.45                       $312,476.36
6/99                                   $372,229.78                       $312,632.60
7/99                                   $374,482.50                       $312,788.91
8/99                                   $372,185.91                       $310,005.09
9/30/99                                $371,448.65                       $307,618.05

This graph compares a $250,000 investment in the High Yield Bond Fund Institutional Shares with the CS First Boston High Yield Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The CS First Boston High Yield Index includes over 180 US domestic issues with an average maturity range of seven to ten years and with a minimum issues size of $100 million.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CORPORATE BONDS -- 83.7%
--------------------------------------------------------------
AIRLINES -- 1.4%
  Atlas Air, Inc.
    9.375%, 11/15/06................  $   60,000   $    58,050
  Trans World Airlines
    11.500%, 12/15/04...............     110,000        95,425
                                                   -----------
                                                       153,475
                                                   -----------
APPAREL -- 1.6%
  Perry Ellis International, Inc.
    12.250%, 04/01/06...............     190,000       180,025
                                                   -----------
BEVERAGES-NON-ALCOHOLIC -- 1.6%
  Triarc Consumer Beverage 144A
    10.250%, 02/15/09...............     190,000       179,550
                                                   -----------
BROADCASTING -- 2.8%
  CD Radio, Inc.
    0.000% (until 12/01/02,
    thereafter 15.000% to maturity),
    12/01/07........................     220,000       107,525
  Echostar DBS Corp. 144A
    9.375%, 02/01/09................      50,000        49,313
  United International Holdings
    0.000% (until 02/15/03,
    thereafter 10.75% to maturity),
    02/15/08........................     260,000       157,300
                                                   -----------
                                                       314,138
                                                   -----------
CASINOS/HOTELS -- 2.0%
  Venetian Casino
    0.000% (until 11/15/01,
    thereafter 10.00% to maturity),
    11/15/05........................     100,000        76,750
  Venetian Casino
    12.250%, 11/15/04...............     185,000       151,238
                                                   -----------
                                                       227,988
                                                   -----------
CIRCUITS -- 1.5%
  Hadco Corp.
    9.500%, 05/15/08................     175,000       166,250
                                                   -----------
COMPUTER SERVICES -- 0.6%
  Globix Corp.
    13.000%, 05/01/05...............      75,000        66,188
                                                   -----------
COMPUTERS -- 4.6%
  Apple Computer, Inc.
    6.500%, 02/15/04................     220,000       205,150
  Unisys Corp.
    11.750%, 10/15/04...............     170,000       189,550
  Unisys Corp.
    12.000%, 04/15/03...............     110,000       119,625
                                                   -----------
                                                       514,325
                                                   -----------
DIVERSIFIED FINANCIAL SERVICES -- 4.7%
  ACME Intermediate Holdings B
    0.000% (until 09/30/01,
    thereafter 12.000% to maturity),
    09/30/05........................     250,000       176,875
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  GS Escrow Corp.
    6.750%, 08/01/01................  $  110,000   $   107,938
  Resource America, Inc.
    12.000%, 08/01/04...............     280,000       251,300
                                                   -----------
                                                       536,113
                                                   -----------
DRUGS/PHARMACEUTICALS -- 0.4%
  Twin Laboratories, Inc.
    10.250%, 05/15/06...............      40,000        42,350
                                                   -----------
ELECTRIC -- 1.3%
  AES Corp.
    4.500%, 08/15/05................     150,000       150,375
                                                   -----------
ENGINEERING & CONSTRUCTION -- 0.9%
  McDermott, Inc.
    9.375%, 03/15/02................      60,000        61,875
  URS Corp.
    12.250%, 05/01/09...............      40,000        40,050
                                                   -----------
                                                       101,925
                                                   -----------
ENTERTAINMENT -- 2.9%
  Ascent Entertainment Group
    0.000% (until 12/01/02,
    thereafter 11.875% to maturity),
    12/15/04........................     230,000       165,888
  SFX Entertainment, Inc.
    9.125%, 02/01/08................     180,000       165,150
                                                   -----------
                                                       331,038
                                                   -----------
HEALTH CARE -- 1.9%
  Abbey Healthcare Group
    9.500%, 11/01/02................     220,000       219,725
                                                   -----------
INTERNET SOFTWARE -- 2.3%
  Exodus Communications
    11.250%, 07/01/08...............     175,000       177,625
  PSInet, Inc.
    10.000%, 02/15/05...............      90,000        86,175
                                                   -----------
                                                       263,800
                                                   -----------
MEDICAL SERVICES -- 1.1%
  Express Scripts, Inc.
    9.625% 06/15/09.................     125,000       126,563
                                                   -----------
OIL & GAS PRODUCTION -- 4.6%
  Lomak Petroleum Inc.
    8.750%, 01/15/07................     250,000       230,000
  Parker Drilling Co.
    9.750%, 11/15/06................     100,000        96,500
  Stone Energy Corp.
    8.750%, 09/15/07................     200,000       196,500
                                                   -----------
                                                       523,000
                                                   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CORPORATE BONDS (Continued)
--------------------------------------------------------------
PUBLISHING -- 0.7%
  American Lawyer Media
    9.750%, 12/15/07................  $   75,000   $    73,500
                                                   -----------
REAL ESTATE -- 1.5%
  Bluegreen Corp.
    10.500%, 04/01/08...............     190,000       164,824
                                                   -----------
RECREATIONAL CENTERS -- 1.3%
  Bally Total Fitness Holdings
    9.875%, 10/15/07................     160,000       151,200
                                                   -----------
RENTAL AUTO/EQUIPMENT -- 1.2%
  United Rentals, Inc.
    9.500%, 06/01/08................     140,000       138,250
                                                   -----------
RESORTS/THEME PARKS -- 2.1%
  Premier Parks, Inc.
    9.750%, 06/15/07................     250,000       241,874
                                                   -----------
RETAIL-ARTS & CRAFTS -- 1.3%
  Michaels Stores, Inc.
    10.875%, 06/15/06...............     140,000       147,350
                                                   -----------
RETAIL-DISCOUNT -- 1.0%
  Tuesday Morning Corp.
    11.000%, 12/15/07...............     104,000       107,120
                                                   -----------
RETAIL-INTERNET -- 1.3%
  Amazon.com, Inc.
    0.000% (until 05/01/03,
    thereafter 10.000% to maturity),
    05/01/08........................     220,000       148,774
                                                   -----------
RETAIL-MUSIC STORES -- 1.6%
  Musicland Stores Corp.
    9.000%, 06/15/03................      80,000        78,400
  Musicland Stores Corp.
    9.875%, 03/15/08................     110,000       101,750
                                                   -----------
                                                       180,150
                                                   -----------
RETAIL-RESTAURANTS -- 1.6%
  Foodmaker, Inc.
    8.375%, 04/15/08................     190,000       182,874
                                                   -----------
TELECOMMUNICATIONS EQUIPMENT -- 5.9%
  Covad Communications Group
    0.000% (until 03/15/03,
    thereafter 13.500% to maturity),
    03/15/08........................     240,000       122,700
  Global Telesystems Group, Inc.
    9.875%, 02/15/05................     190,000       181,925
  Metromedia Fiber Network, Inc.
    10.000%, 11/15/08...............     250,000       241,250
  Northeast Optic Network
    12.750%, 08/15/08...............     120,000       122,700
                                                   -----------
                                                       668,575
                                                   -----------
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS -- 17.3%
  Airgate PCS, Inc.
    0.000% (until 10/01/04,
    thereafter 13.500% to maturity),
    10/01/09........................  $      200   $   108,500
  Caprock Communications
    12.000%, 07/15/08...............      80,000        79,000
  Crown Castle International Corp.
    0.000% (until 11/15/02,
    thereafter 10.625% to maturity),
    11/15/07........................     200,000       140,750
  ICG Holdings, Inc.
    13.500%, 09/15/05...............     110,000        96,663
  Intercel, Inc.
    0.000% (until 02/01/01,
    thereafter 12.00% to maturity),
    02/01/06........................     140,000       121,275
  ITC Deltacom, Inc.
    9.750%, 11/15/08................     150,000       150,750
  International Cabletelnote, Inc.
    0.000% (until 04/15/00,
    thereafter 12.750% to maturity),
    04/15/05........................     150,000       146,063
  Omnipoint Corp. 144A
    11.500%, 09/15/09...............     250,000       256,875
  Omnipoint Corp.
    11.625%, 08/15/06...............     100,000       103,250
  Orbcomm Global LP
    14.000%, 08/15/04...............     220,000       193,600
  Pac-West Telecomm, Inc.
    13.500%, 02/01/09...............     240,000       243,900
  Winstar Communications, Inc.
    15.000%, 03/01/07...............     270,000       320,624
                                                   -----------
                                                     1,961,250
                                                   -----------
TELEPHONE -- 5.0%
  Nextlink Communications
    0.000% (until 06/01/04,
    thereafter 12.250% to maturity),
    06/01/09........................     150,000        86,438
  Nextlink Communications
    10.750%, 06/01/09...............     250,000       250,625
  Viatel, Inc.
    11.250%, 04/15/08...............     240,000       228,000
                                                   -----------
                                                       565,063
                                                   -----------
TELEVISION -- 3.3%
  ACME Television
    0.000% (until 09/30/01,
    thereafter 10.875% to maturity),
    09/30/04........................     150,000       131,438
  Frontiervision LP
    11.000%, 10/15/06...............     100,000       107,000
  Pegasus Communications Corp.
    9.625%, 10/15/05................     140,000       134,400
                                                   -----------
                                                       372,838
                                                   -----------
WIRELESS EQUIPMENT -- 2.4%
  Nextel Communications
    0.000% (until 09/15/02,
    thereafter 10.650% to maturity),
    09/15/07........................     160,000       118,200

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CORPORATE BONDS (Continued)
--------------------------------------------------------------
WIRELESS EQUIPMENT (CONTINUED)
  Nextel Communications
    9.750%, 08/15/04................  $  150,000   $   151,125
                                                   -----------
                                                       269,325
                                                   -----------
TOTAL CORPORATE BONDS
  (Cost: $9,790,185)............................     9,469,795
                                                   -----------
--------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 8.4%
--------------------------------------------------------------
AUSTRALIA -- 1.6%
  Bulong Operations 144A
    12.500%, 12/15/08...............     180,000       182,250
                                                   -----------
BERMUDA -- 1.7%
  Sea Containers
    12.500%, 12/01/04...............     180,000       192,600
                                                   -----------
NETHERLANDS -- 2.1%
  Versatel Telecommunications
    11.875%, 07/15/09...............     250,000       236,250
                                                   -----------
UNITED KINGDOM -- 3.0%
  Colt Telecom Group PLC
    0.000%, 12/15/06................     230,000       190,613
  Telewest Communications PLC
    0.000% (until 10/01/00,
    thereafter 11.000% to maturity),
    10/01/07........................     160,000       143,000
                                                   -----------
                                                       333,613
                                                   -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $978,644)..............................       944,713
                                                   -----------

                                        NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
PREFERRED STOCK -- 3.3%
--------------------------------------------------------------
BROADCASTING -- 1.6%
  Capstar Broadcasting*.............       1,590   $   187,223
                                                   -----------
INTERNET SOFTWARE -- 1.7%
  Concentric Network Corp...........       2,064       187,823
                                                   -----------
TOTAL PREFERRED STOCK
  (Cost: $377,595)..............................       375,046
                                                   -----------

                                        NUMBER
                                          OF
                                       WARRANTS
--------------------------------------------------------------
WARRANTS -- 0.1%
--------------------------------------------------------------
  BELL Technology*
    (Cost: $1,000)..................         100        12,000
                                                   -----------

                                      PRINCIPAL
                                        AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%
--------------------------------------------------------------
  Kellogg Co.
    5.658%, 10/01/99
    (Cost: $270,958)................  $  271,000       270,958
                                                   -----------

TOTAL INVESTMENTS -- 97.9%
  (Cost: $11,418,382)..........................   11,072,512
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.1%..      240,182
                                                 -----------
NET ASSETS -- 100.0%...........................  $11,312,694
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

Nicholas-Applegate Institutional Funds
Financial Highlights

For a share outstanding during the period indicated

                                                                        DISTRIBUTIONS FROM:
                                                                     -------------------------
                           NET ASSET       NET        NET REALIZED      NET           NET       NET ASSET
                            VALUE,     INVESTMENT    AND UNREALIZED  INVESTMENT    REALIZED      VALUE,
                           BEGINNING  INCOME (LOSS)  GAINS (LOSSES)    INCOME    CAPITAL GAINS   ENDING
---------------------------------------------------------------------------------------------------------
                                           GLOBAL EQUITY FUNDS
WORLDWIDE GROWTH
  For the period 5/8/99
    through 9/30/99         $23.77       $(0.03)        $ 1.45         $   --       $   --       $25.19
  For the period 4/1/99
    through 5/7/99           22.26        (0.02)          1.53             --           --        23.77
  For the year ended
    3/31/99                  17.90         0.67           5.16          (0.64)       (0.83)       22.26
  For the year ended
    3/31/98                  14.21         0.25           4.56             --        (1.12)       17.90
  For the year ended
    3/31/97                  15.42        (0.12)          2.08             --        (3.17)       14.21
  For the year ended
    3/31/96                  13.06         0.06           2.58          (0.28)          --        15.42
  For the year ended
    3/31/95                  13.15        (0.01)         (0.04)         (0.04)          --        13.06
GLOBAL BLUE CHIP
  For the period ended
    9/30/99                 $20.48       $(0.06)        $ 4.74         $   --       $   --       $25.16
  For the year ended
    3/31/99                  14.81        (0.05)          5.86             --        (0.14)       20.48
  9/30/97 (commenced) to
    3/31/98                  12.50           --           2.31             --           --        14.81
GLOBAL GROWTH & INCOME
  For the period ended
    9/30/99                 $15.21       $ 0.07         $ 1.59         $(0.04)      $   --       $16.83
  For the year ended
    3/31/99                  14.25         0.22           1.55          (0.13)       (0.68)       15.21
  6/30/97 (commenced) to
    3/31/98                  12.50         0.34           3.86          (0.34)       (2.11)       14.25
GLOBAL TECHNOLOGY
  For the period ended
    9/30/99                 $44.64       $(0.32)        $23.92         $   --       $   --       $68.24
  7/31/98 (commenced) to
    3/31/99                  12.50        (0.05)         32.19             --           --        44.64
GLOBAL HEALTHCARE
  9/1/99 (commenced) to
    9/30/99                 $12.50       $   --         $(0.20)        $   --       $   --       $12.30

                                       INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the period 5/8/99
    through 9/30/99         $20.61       $ 0.01         $ 1.97         $   --       $   --       $22.59
  For the period 4/1/99
    through 5/7/99           19.73        (0.02)          0.90             --           --        20.61
  For the year ended
    3/31/99                  18.55           --           1.18             --           --        19.73
  For the year ended
    3/31/98                  14.13        (0.02)          5.12             --        (0.68)       18.55
  12/27/96 (commenced) to
    3/31/97                  12.50           --           1.63             --           --        14.13
INTERNATIONAL SMALL CAP
  GROWTH
  For the period 5/8/99
    through 9/30/99         $22.38       $(0.05)        $ 6.13         $   --       $   --       $28.46
  For the period 4/1/99
    through 5/7/99           21.12        (0.01)          1.27             --           --        22.38
  For the year ended
    3/31/99                  18.45         0.03           3.22             --        (0.58)       21.12
  For the year ended
    3/31/98                  17.02        (0.13)          5.50             --        (3.94)       18.45
  For the year ended
    3/31/97                  15.05           --           2.28          (0.08)       (0.23)       17.02
  For the year ended
    3/31/96                  13.09         0.06           2.02          (0.12)          --        15.05
  For the year ended
    3/31/95                  13.47         0.02          (0.22)         (0.06)       (0.12)       13.09
EMERGING COUNTRIES
  For the period 5/8/99
    through 9/30/99         $15.88       $(0.03)        $ 0.34         $   --       $   --       $16.19
  For the period 4/1/99
    through 5/7/99           13.44        (0.02)          2.46             --           --        15.88
  For the year ended
    3/31/99                  17.15        (0.01)         (3.63)            --        (0.07)       13.44
  For the year ended
    3/31/98                  17.45         0.09           1.23             --        (1.62)       17.15
  For the year ended
    3/31/97                  14.02        (0.06)          3.67          (0.05)       (0.13)       17.45
  For the year ended
    3/31/96                  10.91           --           3.16          (0.05)          --        14.02
  11/28/94 (commenced) to
    3/31/95                  12.50         0.08          (1.66)         (0.01)          --        10.91
PACIFIC RIM
  For the period ended
    9/30/99                 $12.33       $(0.06)        $ 7.98         $   --       $   --       $20.25
  For the year ended
    3/31/99                  12.66        (0.07)         (0.26)            --           --        12.33
  12/31/97 (commenced) to
    3/31/98                  12.50         0.02           0.14             --           --        12.66
LATIN AMERICA
  For the period ended
    9/30/99                 $11.56       $ 0.03         $(0.12)        $   --       $   --       $11.47
  For the year ended
    3/31/99                  13.92         0.06          (2.27)         (0.15)          --        11.56
  11/28/97 (commenced) to
    3/31/98                  12.50         0.15           1.27             --           --        13.92

----------------------------------

(1)  Total returns are not annualized for periods less than one year.
(2) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                RATIOS TO AVERAGE NET ASSETS (2)
                                       ---------------------------------------------------   FUND'S
                                            NET                                             PORTFOLIO  NET ASSETS,
                             TOTAL      INVESTMENT      TOTAL        EXPENSE        NET     TURNOVER     ENDING
                           RETURN (1)  INCOME (LOSS)   EXPENSES   REIMBURSEMENTS  EXPENSES    RATE     (IN 000'S)
------------------------------------------------------------------------------------------------------------------
                                               GLOBAL EQUITY FUNDS
WORLDWIDE GROWTH
  For the period 5/8/99
    through 9/30/99            5.97%         (0.35%)      1.38%          (0.03%)    1.35%        57%    $140,537
  For the period 4/1/99
    through 5/7/99             6.78%         (0.84%)      1.29%          (0.00%)    1.29%        21%     108,457
  For the year ended
    3/31/99                   34.28%          0.19%       1.51%          (0.17%)    1.34%       247%      74,523
  For the year ended
    3/31/98                   35.08%         (0.31%)      1.87%          (0.51%)    1.36%       202%      11,686
  For the year ended
    3/31/97                   13.18%         (0.43%)      3.05%          (1.70%)    1.35%       182%       2,656
  For the year ended
    3/31/96                   20.37%          0.20%       2.60%          (1.25%)    1.35%       132%       3,613
  For the year ended
    3/31/95                   (0.34%)         0.05%       2.50%          (1.15%)    1.35%        99%       4,087
GLOBAL BLUE CHIP
  For the period ended
    9/30/99                   22.85%         (0.54%)      1.68%          (0.48%)    1.20%       170%    $ 13,056
  For the year ended
    3/31/99                   39.55%         (0.31%)      3.14%          (1.81%)    1.33%       419%      10,414
  9/30/97 (commenced) to
    3/31/98                   18.48%         (0.06%)      2.14%          (0.94%)    1.20%       238%       7,320
GLOBAL GROWTH & INCOME
  For the period ended
    9/30/99                   10.94%          0.87%       2.19%          (0.84%)    1.35%       148%    $  6,115
  For the year ended
    3/31/99                   13.13%          1.64%       4.37%          (2.96%)    1.41%       328%       5,589
  6/30/97 (commenced) to
    3/31/98                   36.25%          7.13%       2.45%          (1.09%)    1.36%       413%       6,065
GLOBAL TECHNOLOGY
  For the period ended
    9/30/99                   52.83%         (1.19%)      1.39%           0.01%     1.40%       189%    $ 62,699
  7/31/98 (commenced) to
    3/31/99                  257.20%         (0.84%)      4.12%          (2.69%)    1.43%       254%      24,094
GLOBAL HEALTHCARE
  9/1/99 (commenced) to
    9/30/99                   (1.60%)        (0.35%)      2.11%          (0.60%)    1.51%        64%    $ 11,709

                                            INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the period 5/8/99
    through 9/30/99            9.61%          0.10%       1.44%          (0.04%)    1.40%        78%    $156,866
  For the period 4/1/99
    through 5/7/99             4.46%         (0.97%)      1.39%          (0.00%)    1.39%        30%     117,365
  For the year ended
    3/31/99                    6.43%         (0.01%)      1.59%          (0.24%)    1.35%       214%     107,890
  For the year ended
    3/31/98                   36.91%         (0.12%)      1.92%          (0.51%)    1.41%       274%      32,305
  12/27/96 (commenced) to
    3/31/97                   13.04%          0.43%       3.14%          (1.74%)    1.40%        76%       4,593
INTERNATIONAL SMALL CAP
  GROWTH
  For the period 5/8/99
    through 9/30/99           27.17%         (0.46%)      1.53%          (0.13%)    1.40%        52%    $ 97,919
  For the period 4/1/99
    through 5/7/99             5.97%         (0.37%)      1.39%          (0.00%)    1.39%        23%      71,738
  For the year ended
    3/31/99                   17.97%         (0.30%)      1.53%          (0.15%)    1.38%       146%      69,077
  For the year ended
    3/31/98                   37.02%         (0.91%)      1.94%          (0.53%)    1.41%       198%      42,851
  For the year ended
    3/31/97                   15.25%         (0.38%)      1.68%          (0.28%)    1.40%       206%      48,505
  For the year ended
    3/31/96                   15.99%          0.34%       2.44%          (1.04%)    1.40%       141%      20,245
  For the year ended
    3/31/95                   (1.54%)         0.19%       1.92%          (0.52%)    1.40%        75%      16,924
EMERGING COUNTRIES
  For the period 5/8/99
    through 9/30/99            1.95%          0.45%       1.87%          (0.22%)    1.65%        69%    $186,703
  For the period 4/1/99
    through 5/7/99            18.07%         (1.22%)      1.64%          (0.00%)    1.64%        34%     178,902
  For the year ended
    3/31/99                  (21.22%)         0.11%       1.97%          (0.30%)    1.67%       213%     140,318
  For the year ended
    3/31/98                    8.77%          1.15%       2.02%          (0.36%)    1.66%       243%      88,063
  For the year ended
    3/31/97                   25.48%         (0.52%)      1.87%          (0.22%)    1.65%       176%      56,918
  For the year ended
    3/31/96                   29.06%          0.29%       3.59%          (1.94%)    1.65%       118%       6,878
  11/28/94 (commenced) to
    3/31/95                  (12.64%)         1.73%       2.14%          (0.49%)    1.65%        61%       2,021
PACIFIC RIM
  For the period ended
    9/30/99                  (64.37%)        (0.72%)      5.26%          (3.86%)    1.40%       111%    $  2,957
  For the year ended
    3/31/99                   (2.69%)        (0.67%)     14.68%         (13.11%)    1.57%       450%       1,099
  12/31/97 (commenced) to
    3/31/98                    1.28%          0.74%       4.50%          (3.10%)    1.40%        86%       1,197
LATIN AMERICA
  For the period ended
    9/30/99                   (0.78%)         0.45%       3.45%          (1.80%)    1.65%       221%    $  2,831
  For the year ended
    3/31/99                  (15.78%)         0.95%      14.61%         (12.97%)    1.64%       575%       1,774
  11/28/97 (commenced) to
    3/31/98                   11.14%          3.33%       5.20%          (3.55%)    1.65%       188%       1,184

----------------------------------

(1)  Total returns are not annualized for periods less than one year.
(2) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

--------------------------------------------------------------------------------

Nicholas-Applegate Institutional Funds
Financial Highlights -- Continued

For a share outstanding during the period indicated

                                                                        DISTRIBUTIONS FROM:
                                                                     -------------------------
                           NET ASSET       NET        NET REALIZED      NET           NET       NET ASSET
                            VALUE,     INVESTMENT    AND UNREALIZED  INVESTMENT    REALIZED      VALUE,
                           BEGINNING  INCOME (LOSS)  GAINS (LOSSES)    INCOME    CAPITAL GAINS   ENDING
---------------------------------------------------------------------------------------------------------
                                            U.S. EQUITY FUNDS
LARGE CAP GROWTH
  For the period 5/8/99
    through 9/30/99         $29.18       $(0.04)        $ 0.54         $   --       $   --       $29.68
  For the period 4/1/99
    through 5/7/99           26.89        (0.01)          2.30             --           --        29.18
  For the year ended
    3/31/99                  16.50         0.01          10.53             --        (0.15)       26.89
  For the year ended
    3/31/98                  13.00        (0.02)          7.55             --        (4.03)       16.50
  12/27/96 (commenced) to
    3/31/97                  12.50           --           0.50             --           --        13.00
MID CAP GROWTH
  For the period 5/8/99
    through 9/30/99         $19.44       $(0.04)        $ 1.15         $   --       $   --       $20.55
  For the period 4/1/99
    through 5/7/99           19.17        (0.01)          0.28             --           --        19.44
  For the year ended
    3/31/99                  17.16        (0.10)          2.76             --        (0.65)       19.17
  For the year ended
    3/31/98                  15.39        (0.07)          6.00             --        (4.16)       17.16
  For the year ended
    3/31/97                  16.26        (0.08)          0.49             --        (1.28)       15.39
  For the year ended
    3/31/96                  12.62        (0.03)          4.47             --        (0.80)       16.26
  For the year ended
    3/31/95                  12.68        (0.01)          0.38             --        (0.43)       12.62
SMALL CAP GROWTH
  For the period 5/8/99
    through 9/30/99         $14.02       $(0.05)        $ 1.89         $   --       $   --       $15.86
  For the period 4/1/99
    through 5/7/99           13.53        (0.01)          0.50             --           --        14.02
  For the year ended
    3/31/99                  14.17        (0.14)          0.17             --        (0.67)       13.53
  For the year ended
    3/31/98                  11.06        (0.03)          5.10             --        (1.96)       14.17
  For the year ended
    3/31/97                  15.10        (0.08)         (0.31)            --        (3.65)       11.06
  For the year ended
    3/31/96                  11.58        (0.11)          4.45             --        (0.82)       15.10
  For the year ended
    3/31/95                  11.38        (0.05)          0.95             --        (0.70)       11.58
MINI CAP GROWTH
  For the period ended
    9/30/99                 $20.24       $(0.19)        $ 4.53         $   --       $   --       $24.58
  For the year ended
    3/31/99                  25.05        (0.42)         (3.05)            --        (1.34)       20.24
  For the year ended
    3/31/98                  15.94        (0.17)         10.93             --        (1.65)       25.05
  For the year ended
    3/31/97                  15.85        (0.17)          0.84             --        (0.58)       15.94
  7/12/95 (commenced) to
    3/31/96                  12.50        (0.05)          3.40             --           --        15.85
VALUE
  For the period 5/8/99
    through 9/30/99         $22.99       $ 0.01         $(2.31)        $   --       $   --       $20.69
  For the period 4/1/99
    through 5/7/99           20.90        (0.01)          2.10             --           --        22.99
  For the year ended
    3/31/99                  21.90         0.13           0.80          (0.12)       (1.81)       20.90
  For the year ended
    3/31/98                  15.06           --           8.27             --        (1.43)       21.90
  4/30/96 (commenced) to
    3/31/97                  12.50         1.50           3.11          (1.44)       (0.61)       15.06
CONVERTIBLE
  For the period 5/8/99
    through 9/30/99         $22.21       $ 0.20         $ 0.06         $(0.19)      $   --       $22.28
  For the period 4/1/99
    through 5/7/99           21.53         0.05           0.63             --           --        22.21
  For the year ended
    3/31/99                  18.64         0.50           3.11          (0.54)       (0.18)       21.53
  For the year ended
    3/31/98                  14.97         0.47           4.20          (0.47)       (0.53)       18.64
  For the year ended
    3/31/97                  14.45         0.51           1.51          (0.52)       (0.98)       14.97
  For the year ended
    3/31/96                  11.86         0.53           2.59          (0.53)          --        14.45
  For the year ended
    3/31/95                  13.39         0.54          (0.85)         (0.54)       (0.68)       11.86

                                         U.S. FIXED INCOME FUNDS
SHORT INTERMEDIATE
  For the period ended
    9/30/99                 $12.72       $ 0.40         $(0.20)        $(0.41)      $   --       $12.51
  For the year ended
    3/31/99                  12.76         0.79          (0.04)         (0.79)          --        12.72
  For the year ended
    3/31/98                  12.66         0.83           0.10          (0.83)          --        12.76
  For the year ended
    3/31/97                  12.79         0.79          (0.13)         (0.79)          --        12.66
  8/31/95 (commenced) to
    3/31/96                  12.50         0.37           0.29          (0.37)          --        12.79
HIGH QUALITY BOND
  For the period 5/8/99
    through 9/30/99         $12.66       $ 0.32         $(0.46)        $(0.32)      $   --       $12.20
  For the period 4/1/99
    through 5/7/99           12.71         0.08          (0.05)         (0.08)          --        12.66
  For the year ended
    3/31/99                  13.10         0.83          (0.05)         (0.78)       (0.39)       12.71
  For the year ended
    3/31/98                  12.54         0.84           0.70          (0.84)       (0.14)       13.10
  For the year ended
    3/31/97                  12.72         0.79          (0.17)         (0.80)          --        12.54
  8/31/95 (commenced) to
    3/31/96                  12.50         0.45           0.47          (0.44)       (0.26)       12.72
HIGH YIELD BOND
  For the period 5/8/99
    through 9/30/99         $12.58       $ 0.49         $ 0.03         $(1.05)      $   --       $12.05
  For the period 4/1/99
    through 5/7/99           12.37         0.13           0.18          (0.10)          --        12.58
  For the year ended
    3/31/99                  13.46         1.25          (1.06)         (1.28)          --        12.37
  For the year ended
    3/31/98                  13.20         1.11           2.02          (1.15)       (1.72)       13.46
  7/31/96 (commenced) to
    3/31/97                  12.50         0.74           0.95          (0.73)       (0.26)       13.20

----------------------------------------

(1)  Total returns are not annualized for periods less than one year.
(2) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                RATIOS TO AVERAGE NET ASSETS (2)
                                       ---------------------------------------------------   FUND'S
                                            NET                                             PORTFOLIO  NET ASSETS,
                             TOTAL      INVESTMENT      TOTAL        EXPENSE        NET     TURNOVER     ENDING
                           RETURN (1)  INCOME (LOSS)   EXPENSES   REIMBURSEMENTS  EXPENSES    RATE     (IN 000'S)
------------------------------------------------------------------------------------------------------------------
                                                U.S. EQUITY FUNDS
LARGE CAP GROWTH
  For the period 5/8/99
    through 9/30/99            1.71%         (0.36%)      1.18%          (0.18%)    1.00%        59%    $  9,469
  For the period 4/1/99
    through 5/7/99             8.52%         (0.40%)      0.98%          (0.00%)    0.98%        18%       6,043
  For the year ended
    3/31/99                   64.28%         (0.01%)      1.63%          (0.65%)    0.98%       253%       5,940
  For the year ended
    3/31/98                   63.32%         (0.17%)      3.67%          (2.66%)    1.01%       306%       2,556
  12/27/96 (commenced) to
    3/31/97                    4.00%         (0.06%)      4.99%          (3.99%)    1.00%       321%       1,293
MID CAP GROWTH
  For the period 5/8/99
    through 9/30/99            5.71%         (0.52%)      1.16%          (0.16%)    1.00%        46%    $132,546
  For the period 4/1/99
    through 5/7/99             1.41%         (0.70%)      0.99%          (0.00%)    0.99%        25%     128,710
  For the year ended
    3/31/99                   16.09%         (0.44%)      1.04%          (0.08%)    0.96%       154%     165,014
  For the year ended
    3/31/98                   42.49%         (0.72%)      1.19%          (0.22%)    0.97%       200%     169,412
  For the year ended
    3/31/97                    1.74%         (0.45%)      1.02%          (0.02%)    1.00%       153%     156,443
  For the year ended
    3/31/96                   35.81%         (0.32%)      1.06%          (0.08%)    0.98%       114%     149,969
  For the year ended
    3/31/95                    3.30%         (0.06%)      1.07%          (0.08%)    0.99%        98%      72,826
SMALL CAP GROWTH
  For the period 5/8/99
    through 9/30/99           13.12%         (0.78%)      1.36%          (0.19%)    1.17%        22%    $177,735
  For the period 4/1/99
    through 5/7/99             3.70%         (0.87%)      1.17%          (0.00%)    1.17%        18%     197,120
  For the year ended
    3/31/99                    1.03%         (0.71%)      1.35%          (0.10%)    1.25%        90%     213,149
  For the year ended
    3/31/98                   47.38%         (1.16%)      1.44%          (0.25%)    1.19%        92%     257,599
  For the year ended
    3/31/97                   (5.66%)        (0.72%)      1.26%          (0.09%)    1.17%       113%     167,230
  For the year ended
    3/31/96                   38.27%         (0.62%)      1.20%          (0.04%)    1.16%       130%     224,077
  For the year ended
    3/31/95                    8.69%         (0.58%)      1.24%          (0.06%)    1.18%       100%     206,696
MINI CAP GROWTH
  For the period ended
    9/30/99                   20.14%         (1.29%)      1.65%          (0.09%)    1.56%        68%    $ 61,310
  For the year ended
    3/31/99                  (13.78%)        (1.18%)      1.70%          (0.11%)    1.59%       115%      53,593
  For the year ended
    3/31/98                   68.89%         (2.51%)      1.83%          (0.26%)    1.57%       113%      82,122
  For the year ended
    3/31/97                    3.90%         (1.08%)      1.99%          (0.43%)    1.56%       164%      28,712
  7/12/95 (commenced) to
    3/31/96                   26.80%         (0.98%)      2.46%          (0.91%)    1.55%       107%      25,237
VALUE
  For the period 5/8/99
    through 9/30/99          (10.00%)         0.92%       1.10%          (0.10%)    1.00%        46%    $ 29,177
  For the period 4/1/99
    through 5/7/99            10.00%          0.45%       2.48%          (1.50%)    0.98%         7%      27,818
  For the year ended
    3/31/99                    4.43%          0.87%       2.11%          (1.12%)    0.99%       147%      15,322
  For the year ended
    3/31/98                   57.78%          2.33%       2.46%          (1.45%)    1.01%        55%      10,260
  4/30/96 (commenced) to
    3/31/97                   26.77%          1.64%       3.34%          (2.34%)    1.00%       139%       3,062
CONVERTIBLE
  For the period 5/8/99
    through 9/30/99            1.23%          2.14%       1.26%          (0.26%)    1.00%        27%    $ 40,793
  For the period 4/1/99
    through 5/7/99             3.16%          2.15%       0.99%          (0.00%)    0.99%        11%      90,843
  For the year ended
    3/31/99                   19.93%          2.67%       1.07%          (0.11%)    0.96%       138%      88,590
  For the year ended
    3/31/98                   31.78%          6.25%       1.20%          (0.23%)    0.97%       160%      80,084
  For the year ended
    3/31/97                   14.37%          3.43%       1.37%          (0.37%)    1.00%       167%      18,344
  For the year ended
    3/31/96                   26.69%          3.88%       1.53%          (0.53%)    1.00%       145%      17,239
  For the year ended
    3/31/95                   (2.02%)         4.28%       1.48%          (0.48%)    1.00%       126%      12,506

                                             U.S. FIXED INCOME FUNDS
SHORT INTERMEDIATE
  For the period ended
    9/30/99                    1.58%          6.12%       0.75%          (0.40%)    0.35%        70%    $ 18,230
  For the year ended
    3/31/99                    6.02%          6.11%       1.34%          (1.00%)    0.34%       104%      18,467
  For the year ended
    3/31/98                    7.50%         13.03%       1.51%          (1.15%)    0.36%       197%      13,535
  For the year ended
    3/31/97                    5.30%          6.18%       2.86%          (2.51%)    0.35%       132%       5,364
  8/31/95 (commenced) to
    3/31/96                    5.33%          5.81%       3.17%          (2.82%)    0.35%       114%       4,726
HIGH QUALITY BOND
  For the period 5/8/99
    through 9/30/99           (1.10%)         6.54%       1.00%          (0.55%)    0.45%        83%    $ 18,523
  For the period 4/1/99
    through 5/7/99             0.26%          6.45%       0.39%          (0.00%)    0.39%        22%      18,187
  For the year ended
    3/31/99                    6.14%          6.41%       1.15%          (0.72%)    0.43%       274%      15,735
  For the year ended
    3/31/98                   12.60%         12.80%       1.64%          (1.18%)    0.46%       407%      15,759
  For the year ended
    3/31/97                    4.98%          6.12%       3.74%          (3.29%)    0.45%       190%      15,865
  8/31/95 (commenced) to
    3/31/96                    5.49%          6.39%       6.45%          (6.00%)    0.45%        60%       4,413
HIGH YIELD BOND
  For the period 5/8/99
    through 9/30/99           (0.52%)         9.96%       1.13%          (0.38%)    0.75%        32%    $ 11,313
  For the period 4/1/99
    through 5/7/99             2.75%         10.66%       0.58%          (0.02%)    0.56%        25%      11,412
  For the year ended
    3/31/99                    1.69%          9.79%       1.09%          (0.41%)    0.68%       242%      11,319
  For the year ended
    3/31/98                   25.49%          8.28%       2.66%          (1.90%)    0.76%       484%      10,771
  7/31/96 (commenced) to
    3/31/97                   13.90%          8.47%       1.95%          (1.20%)    0.75%       465%       4,608

----------------------------------------

(1)  Total returns are not annualized for periods less than one year.
(2) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)

                                                          GLOBAL
                             WORLDWIDE       GLOBAL      GROWTH &       GLOBAL
                              GROWTH       BLUE CHIP      INCOME      TECHNOLOGY
ASSETS
Investments, at value*     $141,006,716   $13,209,056   $5,966,597   $65,406,703
Foreign currencies, at
  value**                       154,388            --           --            --
Cash                                224            --       25,027       357,358
Receivables:
  Investment securities
    sold                     10,418,272     1,216,788      529,107     7,147,846
  Capital shares sold             1,528        28,210          553        24,311
  Dividends                     120,568        14,217        9,915        11,545
  Interest                           --            --       10,457            --
  Securities lending                 --            --           --            --
  From investment advisor         5,410            --       70,753            --
Unrealized gain on
  forward currency
  contracts                          --            --           --            --
Other assets                        803           183           --           217
                           ------------   -----------   ----------   -----------
    Total Assets            151,707,909    14,468,454    6,612,409    72,947,980
                           ------------   -----------   ----------   -----------
LIABILITIES
Payables:
  Bank overdraft           $         --   $     6,162   $       --   $        --
  Investments purchased      10,891,881     1,382,057      443,293    10,144,181
  Capital shares
    purchased                    19,624        16,310           --            --
  Dividends                          --            --           --            --
  To investment advisor              --           335           --        12,384
Unrealized loss on
  forward currency
  contracts                          --            --        2,924            --
Other liabilities               259,608         7,303       51,177        92,204
                           ------------   -----------   ----------   -----------
    Total Liabilities        11,171,113     1,412,167      497,394    10,248,769
                           ------------   -----------   ----------   -----------
NET ASSETS                 $140,536,796   $13,056,287   $6,115,015   $62,699,211
                           ------------   -----------   ----------   -----------
                           ------------   -----------   ----------   -----------

   * Investments, at cost  $128,979,673   $10,942,399   $5,400,897   $52,490,342
                           ------------   -----------   ----------   -----------
                           ------------   -----------   ----------   -----------
  ** Foreign currencies,
    at cost                $    153,650   $        --   $       (5)  $        --
                           ------------   -----------   ----------   -----------
                           ------------   -----------   ----------   -----------
NET ASSETS CONSIST OF:
Paid-in capital            $133,417,061   $ 6,898,950   $4,695,781   $36,207,881
Undistributed net
  investment income
  (loss)                       (177,786)      (58,175)      42,640      (275,691)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 (4,740,164)    3,949,844      813,644    13,850,398
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies      12,037,685     2,265,668      562,950    12,916,623
                           ------------   -----------   ----------   -----------
Net assets applicable to
  all shares outstanding   $140,536,796   $13,056,287   $6,115,015   $62,699,211
                           ------------   -----------   ----------   -----------
                           ------------   -----------   ----------   -----------
Net Assets of
  Institutional Shares     $140,536,796   $13,056,287   $6,115,015   $62,699,211
Net Assets of Retirement
  Shares                             NA            NA           NA            NA
                           ------------   -----------   ----------   -----------
                           ------------   -----------   ----------   -----------
Institutional Shares
  outstanding                 5,579,474       518,974      363,301       918,848
Retirement Shares
  outstanding                        NA            NA           NA            NA
                           ------------   -----------   ----------   -----------
                           ------------   -----------   ----------   -----------
Net Asset Value --
  Institutional Share      $      25.19   $     25.16   $    16.83   $     68.24
Net Asset Value --
  Retirement Share                   NA            NA           NA            NA
                           ------------   -----------   ----------   -----------
                           ------------   -----------   ----------   -----------

----------------------------------

(1)  Commenced operations on 9/1/99.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                           INTERNATIONAL
                               GLOBAL      INTERNATIONAL     SMALL CAP      EMERGING       PACIFIC
                           HEALTH CARE(1)   CORE GROWTH       GROWTH        COUNTRIES        RIM
ASSETS
Investments, at value*      $11,717,682    $168,375,410    $98,304,753    $188,266,786   $2,943,841
Foreign currencies, at
  value**                            --         825,782             --       3,364,588       12,837
Cash                                755           8,650             --              --       41,755
Receivables:
  Investment securities
    sold                        957,093      32,359,794      9,970,482       9,346,425       65,073
  Capital shares sold             1,670         313,698        304,557          77,585       15,756
  Dividends                       2,217         208,675         92,042         304,532        3,618
  Interest                           --              --          3,679             185           --
  Securities lending                 --              --             --              --           --
  From investment advisor         5,144           2,356          9,446          30,556       12,063
Unrealized gain on
  forward currency
  contracts                          --              --             --              --           --
Other assets                        173             668            280             723        2,561
                            -----------    ------------    -----------    ------------   ----------
    Total Assets             12,684,734     202,095,033    108,685,239     201,391,380    3,097,504
                            -----------    ------------    -----------    ------------   ----------
LIABILITIES
Payables:
  Bank overdraft            $        --    $         --    $   103,618    $  2,078,302   $       --
  Investments purchased         958,535      41,582,539     10,416,054      11,994,447      132,515
  Capital shares
    purchased                        --         236,619          9,283          27,367        6,994
  Dividends                          --              --             --              --           --
  To investment advisor              --              --             --              --           --
Unrealized loss on
  forward currency
  contracts                          --              --             --              --           --
Other liabilities                16,896         307,125        237,246         587,729        1,181
                            -----------    ------------    -----------    ------------   ----------
    Total Liabilities           975,431      42,126,283     10,766,201      14,687,845      140,690
                            -----------    ------------    -----------    ------------   ----------
NET ASSETS                  $11,709,303    $159,968,750    $97,919,038    $186,703,535   $2,956,814
                            -----------    ------------    -----------    ------------   ----------
                            -----------    ------------    -----------    ------------   ----------

   * Investments, at cost   $11,911,391    $152,684,732    $77,186,284    $174,314,842   $2,324,611
                            -----------    ------------    -----------    ------------   ----------
                            -----------    ------------    -----------    ------------   ----------
  ** Foreign currencies,
    at cost                 $        --    $    823,154    $  (101,613)   $  3,314,419   $   12,446
                            -----------    ------------    -----------    ------------   ----------
                            -----------    ------------    -----------    ------------   ----------
NET ASSETS CONSIST OF:
Paid-in capital             $12,016,740    $148,527,962    $77,305,441    $183,392,544   $2,118,731
Undistributed net
  investment income
  (loss)                         (2,958)         48,922       (156,361)       (336,425)     (12,234)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                   (110,769)     (4,269,638)      (321,906)    (10,367,109)     230,236
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies        (193,710)     15,661,504     21,091,864      14,014,525      620,081
                            -----------    ------------    -----------    ------------   ----------
Net assets applicable to
  all shares outstanding    $11,709,303    $159,968,750    $97,919,038    $186,703,535   $2,956,814
                            -----------    ------------    -----------    ------------   ----------
                            -----------    ------------    -----------    ------------   ----------
Net Assets of
  Institutional Shares      $11,709,303    $156,865,545    $97,919,038    $186,703,077   $2,956,814
Net Assets of Retirement
  Shares                             NA    $  3,103,205             NA    $        458           NA
                            -----------    ------------    -----------    ------------   ----------
                            -----------    ------------    -----------    ------------   ----------
Institutional Shares
  outstanding                   951,964       6,944,859      3,440,045      11,532,263      145,981
Retirement Shares
  outstanding                        NA         137,488             NA              28           NA
                            -----------    ------------    -----------    ------------   ----------
                            -----------    ------------    -----------    ------------   ----------
Net Asset Value --
  Institutional Share       $     12.30    $      22.59    $     28.46    $      16.19   $    20.25
Net Asset Value --
  Retirement Share                   NA    $      22.57             NA    $      16.20           NA
                            -----------    ------------    -----------    ------------   ----------
                            -----------    ------------    -----------    ------------   ----------

----------------------------------

(1)  Commenced operations on 9/1/99.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES -- CONTINUED
SEPTEMBER 30, 1999 (UNAUDITED)

                              LATIN      LARGE CAP       MID CAP       SMALL CAP      MINI CAP
                             AMERICA       GROWTH        GROWTH         GROWTH         GROWTH
ASSETS
Investments, at value*     $2,806,577   $33,334,283   $133,438,429   $180,722,722   $61,530,598
Foreign currencies, at
  value**                          --            --             --             --            --
Cash                               --           860            758        129,544     1,553,405
Receivables:
  Investment securities
    sold                      218,032     1,689,911      4,265,333     14,259,142       650,087
  Capital shares sold              --        81,985         23,935         25,922        81,536
  Dividends                    10,293         9,414         21,087         40,009         2,924
  Interest                         --            --             --             --           208
  Securities lending               --            --             --             --            --
  From investment advisor      22,892         4,240         17,897         34,398         9,959
Unrealized gain on
  forward currency
  contracts                        --            --             --             --            --
Other assets                    2,786            80            487            742         8,644
                           ----------   -----------   ------------   ------------   -----------
    Total Assets            3,060,580    35,120,773    137,767,926    195,212,479    63,837,361
                           ----------   -----------   ------------   ------------   -----------
LIABILITIES
Payables:
  Bank overdraft           $    1,475   $        --   $         --   $         --   $        --
  Investments purchased       218,966     1,974,322      4,949,572     14,615,541     1,928,547
  Capital shares
    purchased                      10            --         26,392          4,379       443,600
  Dividends                        --            --             --             --            --
  To investment advisor            --            --             --             --            --
Unrealized loss on
  forward currency
  contracts                        --            --             --             --            --
Other liabilities               8,906        53,934        245,046        357,961       155,711
                           ----------   -----------   ------------   ------------   -----------
    Total Liabilities         229,357     2,028,256      5,221,010     14,977,881     2,527,858
                           ----------   -----------   ------------   ------------   -----------
NET ASSETS                 $2,831,223   $33,092,517   $132,546,916   $180,234,598   $61,309,503
                           ----------   -----------   ------------   ------------   -----------
                           ----------   -----------   ------------   ------------   -----------

   * Investments, at cost  $2,674,255   $31,209,851   $115,195,054   $158,856,659   $45,691,883
                           ----------   -----------   ------------   ------------   -----------
                           ----------   -----------   ------------   ------------   -----------
  ** Foreign currencies,
    at cost                $       (7)  $        --   $         --   $         --   $        --
                           ----------   -----------   ------------   ------------   -----------
                           ----------   -----------   ------------   ------------   -----------
NET ASSETS CONSIST OF:
Paid-in capital            $3,064,687   $31,971,803   $125,153,432   $154,077,801   $34,478,914
Undistributed net
  investment income
  (loss)                       16,215       (60,535)      (275,529)      (601,634)   (2,541,023)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 (381,143)     (943,184)   (10,574,363)     4,892,368    13,532,896
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies       131,464     2,124,433     18,243,376     21,866,063    15,838,716
                           ----------   -----------   ------------   ------------   -----------
Net assets applicable to
  all shares outstanding   $2,831,223   $33,092,517   $132,546,916   $180,234,598   $61,309,503
                           ----------   -----------   ------------   ------------   -----------
                           ----------   -----------   ------------   ------------   -----------
Net Assets of
  Institutional Shares     $2,831,223   $ 9,469,313   $132,546,447   $177,734,778   $61,309,503
Net Assets of Retirement
  Shares                           NA   $23,623,204   $        469   $  2,499,820            NA
                           ----------   -----------   ------------   ------------   -----------
                           ----------   -----------   ------------   ------------   -----------
Institutional Shares
  outstanding                 246,753       319,024      6,450,051     11,207,487     2,493,812
Retirement Shares
  outstanding                      NA       796,177             23        157,771            NA
                           ----------   -----------   ------------   ------------   -----------
                           ----------   -----------   ------------   ------------   -----------
Net Asset Value --
  Institutional Share      $    11.47   $     29.68   $      20.55   $      15.86   $     24.58
Net Asset Value --
  Retirement Share                 NA   $     29.67   $      20.55   $      15.84            NA
                           ----------   -----------   ------------   ------------   -----------
                           ----------   -----------   ------------   ------------   -----------

----------------------------------

(1)  Commenced operations on 9/1/99.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                          SHORT      HIGH QUALITY   HIGH YIELD
                              VALUE      CONVERTIBLE   INTERMEDIATE      BOND          BOND
ASSETS
Investments, at value*     $37,111,987   $40,131,143   $18,026,268   $20,933,224   $11,072,512
Foreign currencies, at
  value**                           --            --            --            --            --
Cash                            40,758     1,128,000            --            --            --
Receivables:
  Investment securities
    sold                       595,089       668,206       951,000     1,862,156     1,248,168
  Capital shares sold           37,986         4,177            --        25,993           376
  Dividends                     81,343         8,375         5,461         5,002            --
  Interest                          --       162,687       208,631       263,142       258,919
  Securities lending                --            --            --            --            --
  From investment advisor        5,242        10,854        12,507         9,897         4,644
Unrealized gain on
  forward currency
  contracts                         --            --            --         3,193            --
Other assets                        69         6,459         3,941         1,538            41
                           -----------   -----------   -----------   -----------   -----------
    Total Assets            37,872,474    42,119,901    19,207,808    23,104,145    12,584,660
                           -----------   -----------   -----------   -----------   -----------
LIABILITIES
Payables:
  Bank overdraft           $        --   $    45,998   $     3,523   $     1,795   $     2,181
  Investments purchased        644,901     1,142,021       952,862     1,770,744     1,202,109
  Capital shares
    purchased                    2,233         8,368            --        12,138           379
  Dividends                         --        24,028            --           131        42,887
  To investment advisor             --            --            --            --            --
Unrealized loss on
  forward currency
  contracts                         --            --         4,138            --            --
Other liabilities               57,651       106,231        17,741        44,452        24,410
                           -----------   -----------   -----------   -----------   -----------
    Total Liabilities          704,785     1,326,646       978,264     1,829,260     1,271,966
                           -----------   -----------   -----------   -----------   -----------
NET ASSETS                 $37,167,689   $40,793,255   $18,229,544   $21,274,885   $11,312,694
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------

   * Investments, at cost  $40,685,279   $38,374,178   $18,230,282   $21,405,036   $11,418,382
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
  ** Foreign currencies,
    at cost                $        --   $        --   $         1   $       (32)  $        --
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
NET ASSETS CONSIST OF:
Paid-in capital            $40,891,945   $39,976,397   $18,602,550   $22,016,130   $11,794,088
Undistributed net
  investment income
  (loss)                       124,319        27,342         1,424        (8,261)       22,895
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                  (275,283)     (967,485)     (166,691)     (264,942)     (158,419)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies     (3,573,292)    1,757,001      (207,739)     (468,042)     (345,870)
                           -----------   -----------   -----------   -----------   -----------
Net assets applicable to
  all shares outstanding   $37,167,689   $40,793,255   $18,229,544   $21,274,885   $11,312,694
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
Net Assets of
  Institutional Shares     $29,177,489   $40,793,255   $18,229,544   $18,522,799   $11,312,694
Net Assets of Retirement
  Shares                   $ 7,990,200            NA            NA   $ 2,752,086            NA
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
Institutional Shares
  outstanding                1,410,020     1,831,294     1,457,564     1,517,836       938,834
Retirement Shares
  outstanding                  386,337            NA            NA       225,357            NA
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------
Net Asset Value --
  Institutional Share      $     20.69   $     22.28   $     12.51   $     12.20   $     12.05
Net Asset Value --
  Retirement Share         $     20.68            NA            NA   $     12.21            NA
                           -----------   -----------   -----------   -----------   -----------
                           -----------   -----------   -----------   -----------   -----------

----------------------------------

(1)  Commenced operations on 9/1/99.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                                                        GLOBAL
                            WORLDWIDE      GLOBAL      GROWTH &       GLOBAL         GLOBAL
                              GROWTH      BLUE CHIP     INCOME      TECHNOLOGY   HEALTH CARE(1)
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $   382,409   $   53,434   $  31,935    $    21,191     $   2,218
Interest                       106,178      (15,633)     32,780         23,912         7,743
Securities lending              16,586        1,269         238             --            --
                           -----------   ----------   ---------    -----------     ---------
  Total Income                 505,173       39,070      64,953         45,103         9,961
                           -----------   ----------   ---------    -----------     ---------
EXPENSES
Advisory fee                   506,048       47,115      24,117        211,756         8,582
Accounting and
  administration fees           33,068        6,610      10,311         21,771           479
Custodian fees                  64,561       19,791      17,722         16,107         4,930
Transfer agent fees and
  expenses                      10,587       10,633       5,557          8,704         1,933
Distribution and
  shareholder servicing
  fees                              --           --          --             --            --
Administrative services         50,605        4,766       2,351         18,207           855
Professional fees               18,068        2,416       1,305          6,712           244
Shareholder reporting            2,990          452         275          1,138            44
Registration fees                3,582        3,351         693          3,244            --
Trustees' fees and
  expenses                       2,728          374         217          1,022            38
Interest and credit
  facility fee                      --           --          --             --            --
Insurance                           --           --          28             16            --
Miscellaneous                    4,504        2,931       1,270          5,050           958
                           -----------   ----------   ---------    -----------     ---------
  Total Expenses               696,741       98,439      63,846        293,727        18,063
Expenses reimbursed            (13,782)     (27,805)    (24,223)         1,978        (5,144)
                           -----------   ----------   ---------    -----------     ---------
  Net Expenses                 682,959       70,634      39,623        295,705        12,919
                           -----------   ----------   ---------    -----------     ---------
NET INVESTMENT INCOME
  (LOSS)                      (177,786)     (31,564)     25,330       (250,602)       (2,958)
                           -----------   ----------   ---------    -----------     ---------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                (4,655,139)   1,730,370     725,020     10,254,492      (112,948)
  Foreign currency
    transactions               (85,025)     (40,496)    (13,253)       (48,888)        2,179
                           -----------   ----------   ---------    -----------     ---------
    Net realized gain
      (loss)                (4,740,164)   1,689,874     711,767     10,205,604      (110,769)
                           -----------   ----------   ---------    -----------     ---------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               12,038,461      713,753    (130,687)     8,558,075      (193,710)
  Other assets and
    liabilities
    denominated in
    foreign currencies            (776)         143      (2,518)         1,103            --
                           -----------   ----------   ---------    -----------     ---------
        Net unrealized
          appreciation
          (depreciation)    12,037,685      713,896    (133,205)     8,559,178      (193,710)
                           -----------   ----------   ---------    -----------     ---------
NET GAIN (LOSS) ON
  INVESTMENTS                7,297,521    2,403,770     578,562     18,764,782      (304,479)
                           -----------   ----------   ---------    -----------     ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $ 7,119,735   $2,372,206   $ 603,892    $18,514,180     $(307,437)
                           -----------   ----------   ---------    -----------     ---------
                           -----------   ----------   ---------    -----------     ---------

------------------------------

(1)  Commenced operations on 9/1/99.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                           INTERNATIONAL   INTERNATIONAL       EMERGING      PACIFIC       LATIN      LARGE CAP       MID CAP
                            CORE GROWTH   SMALL CAP GROWTH    COUNTRIES        RIM        AMERICA       GROWTH         GROWTH
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $   611,482      $   208,551     $    817,132    $  5,722    $  32,658    $   35,168    $     91,118
Interest                       150,239           87,542           44,992       1,348        1,930        23,102          78,053
Securities lending              22,492           24,737           23,354          98          470         5,374          89,451
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
  Total Income                 784,213          320,830          885,478       7,168       35,058        63,644         258,622
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
EXPENSES
Advisory fee                   524,339          340,161          928,603      10,499       20,697        79,025         399,315
Accounting and
  administration fees           44,929           26,933           59,135       8,517        8,809         5,420          62,687
Custodian fees                  75,264           86,581          252,887      25,164       16,808         6,325          23,170
Transfer agent fees and
  expenses                      17,004            9,897           19,806       5,004        5,008        10,253          20,119
Distribution and
  shareholder servicing
  fees                           1,217               --               --          --          251        18,588              --
Administrative services         52,434           34,016           74,288         928        1,408        10,537          53,242
Professional fees               24,636           14,742           32,419         312          434         2,940          34,516
Shareholder reporting            4,058            2,434            4,954          64           79           491           5,654
Registration fees                4,893            2,926            6,033       3,496        2,685           580           6,871
Trustees' fees and
  expenses                       3,712            2,224            4,886          51           62           446           5,188
Interest and credit
  facility fee                      --               --               --          --           --            --              --
Insurance                           --               --               --          --           --            --              --
Miscellaneous                    3,476            2,504            5,391       1,175        1,084         1,374           4,340
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
  Total Expenses               755,962          522,418        1,388,402      55,210       57,325       135,979         615,102
Expenses reimbursed            (20,671)         (45,227)        (166,499)    (40,468)     (29,763)      (11,800)        (80,951)
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
  Net Expenses                 735,291          477,191        1,221,903      14,742       27,562       124,179         534,151
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
NET INVESTMENT INCOME
  (LOSS)                        48,922         (156,361)        (336,425)     (7,574)       7,496       (60,535)       (275,529)
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                (4,004,547)        (187,612)      (9,632,403)    405,180     (102,504)     (943,184)    (10,574,363)
  Foreign currency
    transactions              (265,091)        (134,294)        (734,706)    (14,892)     (10,854)           --              --
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
    Net realized gain
      (loss)                (4,269,638)        (321,906)     (10,367,109)    390,288     (113,358)     (943,184)    (10,574,363)
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               15,659,490       21,091,090       14,011,735     476,246     (153,252)    2,124,433      18,243,376
  Other assets and
    liabilities
    denominated in
    foreign currencies           2,014              774            2,790          60         (857)           --              --
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
        Net unrealized
          appreciation
          (depreciation)    15,661,504       21,091,864       14,014,525     476,306     (154,109)    2,124,433      18,243,376
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
NET GAIN (LOSS) ON
  INVESTMENTS               11,391,866       20,769,958        3,647,416     866,594     (267,467)    1,181,249       7,669,013
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $11,440,788      $20,613,597     $  3,310,991    $859,020    $(259,971)   $1,120,714    $  7,393,484
                           -----------      -----------     ------------    --------    ---------    ----------    ------------
                           -----------      -----------     ------------    --------    ---------    ----------    ------------

                             SMALL CAP
                              GROWTH
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $   104,504
Interest                       131,702
Securities lending              65,299
                           -----------
  Total Income                 301,505
                           -----------
EXPENSES
Advisory fee                   769,119
Accounting and
  administration fees           78,790
Custodian fees                  28,870
Transfer agent fees and
  expenses                      22,853
Distribution and
  shareholder servicing
  fees                           1,901
Administrative services         76,932
Professional fees               43,341
Shareholder reporting            7,109
Registration fees                8,625
Trustees' fees and
  expenses                       6,518
Interest and credit
  facility fee                      --
Insurance                           --
Miscellaneous                    6,866
                           -----------
  Total Expenses             1,050,924
Expenses reimbursed           (147,785)
                           -----------
  Net Expenses                 903,139
                           -----------
NET INVESTMENT INCOME
  (LOSS)                      (601,634)
                           -----------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                 4,892,368
  Foreign currency
    transactions                    --
                           -----------
    Net realized gain
      (loss)                 4,892,368
                           -----------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               21,866,063
  Other assets and
    liabilities
    denominated in
    foreign currencies              --
                           -----------
        Net unrealized
          appreciation
          (depreciation)    21,866,063
                           -----------
NET GAIN (LOSS) ON
  INVESTMENTS               26,758,431
                           -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $26,156,797
                           -----------
                           -----------

------------------------------

(1)  Commenced operations on 9/1/99.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF OPERATIONS -- CONTINUED
PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                             MINI CAP                                     SHORT      HIGH QUALITY  HIGH YIELD
                              GROWTH          VALUE      CONVERTIBLE   INTERMEDIATE      BOND         BOND
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $    12,519    $   258,479    $   88,612     $  32,767     $  25,011    $      --
Interest                        39,802         17,400       518,693       608,301       543,515      478,407
Securities lending              29,822             --         1,783            --            --           --
                           -----------    -----------    ----------     ---------     ---------    ---------
  Total Income                  82,143        275,879       609,088       641,068       568,526      478,407
                           -----------    -----------    ----------     ---------     ---------    ---------
EXPENSES
Advisory fee                   380,943        108,446       145,737        29,357        36,702       26,540
Accounting and
  administration fees           31,713          9,217        30,369        16,256         8,686        3,932
Custodian fees                  25,480          5,752        10,878         4,634         8,488        5,417
Transfer agent fees and
  expenses                      13,250         10,922        10,458         6,885        10,182        5,360
Distribution and
  shareholder servicing
  fees                              --          6,542            --            --         2,346           --
Administrative services         24,780         14,459        19,431         7,766         8,156        4,423
Professional fees               13,891          5,035        16,756         4,605         4,777        2,158
Shareholder reporting            3,116            833         2,738           920           784          356
Registration fees                2,745            997         3,340         1,042           950          429
Trustees' fees and
  expenses                       2,326            761         2,515           728           727          326
Interest and credit
  facility fee                     105             --            --            21            --           --
Insurance                          362             57            --            23            --           --
Miscellaneous                    3,411          1,523         2,608         1,908         1,572        1,265
                           -----------    -----------    ----------     ---------     ---------    ---------
  Total Expenses               502,122        164,544       244,830        74,145        83,370       50,206
Expenses reimbursed            (26,976)       (12,984)      (50,516)      (39,778)      (44,877)     (17,247)
                           -----------    -----------    ----------     ---------     ---------    ---------
  Net Expenses                 475,146        151,560       194,314        34,367        38,493       32,959
                           -----------    -----------    ----------     ---------     ---------    ---------
NET INVESTMENT INCOME
  (LOSS)                      (393,003)       124,319       414,774       606,701       530,033      445,448
                           -----------    -----------    ----------     ---------     ---------    ---------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                10,648,593       (275,283)     (962,545)      (30,599)     (231,085)    (158,419)
  Foreign currency
    transactions                    --             --        (4,940)       (2,517)      (33,857)          --
                           -----------    -----------    ----------     ---------     ---------    ---------
    Net realized gain
      (loss)                10,648,593       (275,283)     (967,485)      (33,116)     (264,942)    (158,419)
                           -----------    -----------    ----------     ---------     ---------    ---------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments                1,553,048     (3,573,292)    1,756,965      (287,994)     (471,036)    (345,870)
  Other assets and
    liabilities
    denominated in
    foreign currencies             421             --            36        (3,727)        2,994           --
                           -----------    -----------    ----------     ---------     ---------    ---------
        Net unrealized
          appreciation
          (depreciation)     1,553,469     (3,573,292)    1,757,001      (291,721)     (468,042)    (345,870)
                           -----------    -----------    ----------     ---------     ---------    ---------
NET GAIN (LOSS) ON
  INVESTMENTS               12,202,062     (3,848,575)      789,516      (324,837)     (732,984)    (504,289)
                           -----------    -----------    ----------     ---------     ---------    ---------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $11,809,059    $(3,724,256)   $1,204,290     $ 281,864     $(202,951)   $ (58,841)
                           -----------    -----------    ----------     ---------     ---------    ---------
                           -----------    -----------    ----------     ---------     ---------    ---------

------------------------------

(1)  Commenced operations on 9/1/99.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
PERIODS ENDED SEPTEMBER 30, AND MARCH 31, 1999

                             WORLDWIDE GROWTH                GLOBAL BLUE CHIP
                           --------------------------------------------------------------
                                  FOR THE                FOR THE
                               PERIOD ENDED           PERIOD ENDED
                            SEPTEMBER 30, 1999     SEPTEMBER 30, 1999          1999
                           ---------------------  ---------------------  ----------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   (177,786)          $   (31,564)         $   (25,030)
  Net realized gain
    (loss)                       (4,740,164)            1,689,874            2,439,966
  Net unrealized
    appreciation
    (depreciation)               12,037,685               713,896              383,318
                               ------------           -----------          -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                  7,119,735             2,372,206            2,798,254
                               ------------           -----------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class                  --                    --                   --
    Retirement Class                     --                    --                   --
  From net realized gains
    Institutional Class                  --                    --              (69,327)
    Retirement Class                     --                    --                   --
                               ------------           -----------          -----------
    Total distributions                  --                    --              (69,327)
                               ------------           -----------          -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class         134,201,873             2,613,825            3,234,669
    Retirement Class                     --                    --                   --
  Distributions
    reinvested
    Institutional Class                  --                    --               69,075
    Retirement Class                     --                    --                   --
  Cost of shares redeemed
    Institutional Class            (784,812)           (2,343,316)          (2,938,697)
    Retirement Class                     --                    --                   --
                               ------------           -----------          -----------
    Net increase
      (decrease) in net
      assets from share
      transactions              133,417,061               270,509              365,047
                               ------------           -----------          -----------
    Net Increase
      (Decrease) in Net
      Assets                    140,536,796             2,642,715            3,093,974
NET ASSETS
  Beginning                              --            10,413,572            7,319,598
                               ------------           -----------          -----------
  Ending                       $140,536,796           $13,056,287          $10,413,572
                               ------------           -----------          -----------
                               ------------           -----------          -----------
  Undistributed net
    investment income
    (loss), ending             $   (177,786)          $   (58,175)         $   (26,611)
                               ------------           -----------          -----------
                               ------------           -----------          -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                   5,611,667                61,770              194,931
    Distributions
      reinvested                         --                    --                4,408
    Shares redeemed                 (32,193)              (51,291)            (184,922)
                               ------------           -----------          -----------
    Net Institutional
      Share Activity              5,579,474                10,479               14,417
                               ------------           -----------          -----------
                               ------------           -----------          -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                          --                    --                   --
    Distributions
      reinvested                         --                    --                   --
    Shares redeemed                      --                    --                   --
                               ------------           -----------          -----------
    Net Retirement Share
      Activity                           --                    --                   --
                               ------------           -----------          -----------
                               ------------           -----------          -----------

------------------------------

(1)  Commenced operations 7/31/98.
(2)  Commenced operations 9/1/99.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                   GLOBAL GROWTH & INCOME                     GLOBAL TECHNOLOGY                GLOBAL HEALTH CARE
                           ---------------------------------------------------------------------------------------------------------
                                  FOR THE                                 FOR THE                                   FOR THE
                               PERIOD ENDED                            PERIOD ENDED                               PERIOD ENDED
                            SEPTEMBER 30, 1999         1999         SEPTEMBER 30, 1999        1999(1)        SEPTEMBER 30, 1999(2)
                           ---------------------  ---------------  ---------------------  ----------------  ------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                      $   25,330          $    89,397        $  (250,602)         $   (25,089)          $    (2,958)
  Net realized gain
    (loss)                         711,767              270,179         10,205,604            3,644,794              (110,769)
  Net unrealized
    appreciation
    (depreciation)                (133,205)             247,919          8,559,178            4,357,445              (193,710)
                                ----------          -----------        -----------          -----------           -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                   603,892              607,495         18,514,180            7,977,150              (307,437)
                                ----------          -----------        -----------          -----------           -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class            (15,299)             (56,460)                --                   --                    --
    Retirement Class                    --                   --                 --                   --                    --
  From net realized gains
    Institutional Class                 --             (270,030)                --                   --                    --
    Retirement Class                    --                   --                 --                   --                    --
                                ----------          -----------        -----------          -----------           -----------
    Total distributions            (15,299)            (326,490)                --                   --                    --
                                ----------          -----------        -----------          -----------           -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class            107,555              174,943         27,343,401           17,468,706            12,088,700
    Retirement Class                    --                   --                 --                   --                    --
  Distributions
    reinvested
    Institutional Class                 --              324,756                 --                   --                    --
    Retirement Class                    --                   --                 --                   --                    --
  Cost of shares redeemed
    Institutional Class           (170,591)          (1,256,256)        (7,252,778)          (1,351,448)              (71,960)
    Retirement Class                    --                   --                 --                   --                    --
                                ----------          -----------        -----------          -----------           -----------
    Net increase
      (decrease) in net
      assets from share
      transactions                 (63,036)            (756,557)        20,090,623           16,117,258            12,016,740
                                ----------          -----------        -----------          -----------           -----------
    Net Increase
      (Decrease) in Net
      Assets                       525,557             (475,552)        38,604,803           24,094,408            11,709,303
NET ASSETS
  Beginning                      5,589,458            6,065,010         24,094,408                   --                    --
                                ----------          -----------        -----------          -----------           -----------
  Ending                        $6,115,015          $ 5,589,458        $62,699,211          $24,094,408           $11,709,303
                                ----------          -----------        -----------          -----------           -----------
                                ----------          -----------        -----------          -----------           -----------
  Undistributed net
    investment income
    (loss), ending              $   42,640          $    32,609        $  (275,691)         $   (25,089)          $    (2,958)
                                ----------          -----------        -----------          -----------           -----------
                                ----------          -----------        -----------          -----------           -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                      2,064               12,201            437,537              600,526               957,653
    Distributions
      reinvested                       956               23,627                 --                   --                    --
    Shares redeemed                 (7,174)             (93,861)           (58,277)             (60,837)               (5,689)
                                ----------          -----------        -----------          -----------           -----------
    Net Institutional
      Share Activity                (4,154)             (58,033)           379,260              539,689               951,964
                                ----------          -----------        -----------          -----------           -----------
                                ----------          -----------        -----------          -----------           -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                         --                   --                 --                   --                    --
    Distributions
      reinvested                        --                   --                 --                   --                    --
    Shares redeemed                     --                   --                 --                   --                    --
                                ----------          -----------        -----------          -----------           -----------
    Net Retirement Share
      Activity                          --                   --                 --                   --                    --
                                ----------          -----------        -----------          -----------           -----------
                                ----------          -----------        -----------          -----------           -----------

------------------------------

(1)  Commenced operations 7/31/98.
(2)  Commenced operations 9/1/99.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED) -- CONTINUED
PERIODS ENDED SEPTEMBER 30, AND MARCH 31, 1999

                           INTERNATIONAL CORE GROWTH  INTERNATIONAL SMALL CAP GROWTH
                           ---------------------------------------------------------
                                    FOR THE                      FOR THE
                                 PERIOD ENDED                  PERIOD ENDED
                              SEPTEMBER 30, 1999            SEPTEMBER 30, 1999
                           -------------------------  ------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                       $     48,922                  $  (156,361)
  Net realized gain
    (loss)                         (4,269,638)                    (321,906)
  Net unrealized
    appreciation
    (depreciation)                 15,661,504                   21,091,864
                                 ------------                  -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                   11,440,788                   20,613,597
                                 ------------                  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class                    --                           --
    Retirement Class                       --                           --
  From net realized gains
    Institutional Class                    --                           --
    Retirement Class                       --                           --
                                 ------------                  -----------
    Total distributions                    --                           --
                                 ------------                  -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class           155,230,568                   84,412,289
    Retirement Class                4,809,042                           --
  Distributions
    reinvested
    Institutional Class                    --                           --
    Retirement Class                       --                           --
  Cost of shares redeemed
    Institutional Class            (9,484,944)                  (7,106,848)
    Retirement Class               (2,026,704)                          --
                                 ------------                  -----------
    Net increase
      (decrease) in net
      assets from share
      transactions                148,527,962                   77,305,441
                                 ------------                  -----------
    Net Increase
      (Decrease) in Net
      Assets                      159,968,750                   97,919,038
NET ASSETS
  Beginning                                --                           --
                                 ------------                  -----------
  Ending                         $159,968,750                  $97,919,038
                                 ------------                  -----------
                                 ------------                  -----------
  Undistributed net
    investment income
    (loss), ending               $     48,922                  $  (156,361)
                                 ------------                  -----------
                                 ------------                  -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                     7,417,704                    3,704,021
    Distributions
      reinvested                           --                           --
    Shares redeemed                  (461,821)                    (263,976)
                                 ------------                  -----------
    Net Institutional
      Share Activity                6,955,883                    3,440,045
                                 ------------                  -----------
                                 ------------                  -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                     2,980,077                           --
    Distributions
      reinvested                           --                           --
    Shares redeemed                  (552,831)                          --
                                 ------------                  -----------
    Net Retirement Share
      Activity                      2,427,246                           --
                                 ------------                  -----------
                                 ------------                  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                            EMERGING COUNTRIES                 PACIFIC RIM                            LATIN AMERICA
                           -----------------------------------------------------------------------------------------------------
                                  FOR THE                FOR THE                                 FOR THE
                               PERIOD ENDED           PERIOD ENDED                            PERIOD ENDED
                            SEPTEMBER 30, 1999     SEPTEMBER 30, 1999         1999         SEPTEMBER 30, 1999         1999
                           ---------------------  ---------------------  ---------------  ---------------------  ---------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   (336,425)           $   (7,574)         $   (6,756)        $     7,496          $    9,173
  Net realized gain
    (loss)                      (10,367,109)              390,288            (111,135)           (113,358)           (261,412)
  Net unrealized
    appreciation
    (depreciation)               14,014,525               476,306              83,997            (154,109)            173,802
                               ------------            ----------          ----------         -----------          ----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                  3,310,991               859,020             (33,894)           (259,971)            (78,437)
                               ------------            ----------          ----------         -----------          ----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class                  --                    --                  --                  --             (13,199)
    Retirement Class                     --                    --                  --                  --                  --
  From net realized gains
    Institutional Class                  --                    --                  --                  --                  --
    Retirement Class                     --                    --                  --                  --                  --
                               ------------            ----------          ----------         -----------          ----------
    Total distributions                  --                    --                  --                  --             (13,199)
                               ------------            ----------          ----------         -----------          ----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class         185,723,902             1,356,282             122,463           2,717,240             746,937
    Retirement Class                    465                    --                  --                  --                  --
  Distributions
    reinvested
    Institutional Class                  --                    --                  --                  --              13,198
    Retirement Class                     --                    --                  --                  --                  --
  Cost of shares redeemed
    Institutional Class          (2,331,823)             (357,352)           (186,769)         (1,400,375)            (78,001)
    Retirement Class                     --                    --                  --                  --                  --
                               ------------            ----------          ----------         -----------          ----------
    Net increase
      (decrease) in net
      assets from share
      transactions              183,392,544               998,930             (64,306)          1,316,865             682,134
                               ------------            ----------          ----------         -----------          ----------
    Net Increase
      (Decrease) in Net
      Assets                    186,703,535             1,857,950             (98,200)          1,056,894             590,498
NET ASSETS
  Beginning                              --             1,098,864           1,197,064           1,774,329           1,183,831
                               ------------            ----------          ----------         -----------          ----------
  Ending                       $186,703,535            $2,956,814          $1,098,864         $ 2,831,223          $1,774,329
                               ------------            ----------          ----------         -----------          ----------
                               ------------            ----------          ----------         -----------          ----------
  Undistributed net
    investment income
    (loss), ending             $   (336,425)           $  (12,234)         $   (4,660)        $    16,215          $    8,719
                               ------------            ----------          ----------         -----------          ----------
                               ------------            ----------          ----------         -----------          ----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                  11,674,140                19,764              11,462             197,179              75,004
    Distributions
      reinvested                         --                    --                  --                  --               1,459
    Shares redeemed                (141,877)              (17,558)            (16,908)           (103,862)             (8,069)
                               ------------            ----------          ----------         -----------          ----------
    Net Institutional
      Share Activity             11,532,263                 2,206              (5,446)             93,317              68,394
                               ------------            ----------          ----------         -----------          ----------
                               ------------            ----------          ----------         -----------          ----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                          28                    --                  --                  --                  --
    Distributions
      reinvested                         --                    --                  --                  --                  --
    Shares redeemed                      --                    --                  --                  --                  --
                               ------------            ----------          ----------         -----------          ----------
    Net Retirement Share
      Activity                           28                    --                  --                  --                  --
                               ------------            ----------          ----------         -----------          ----------
                               ------------            ----------          ----------         -----------          ----------

                             LARGE CAP GROWTH
                           ---------------------
                                  FOR THE
                               PERIOD ENDED
                            SEPTEMBER 30, 1999
                           ---------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   (60,535)
  Net realized gain
    (loss)                        (943,184)
  Net unrealized
    appreciation
    (depreciation)               2,124,433
                               -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                 1,120,714
                               -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class                 --
    Retirement Class                    --
  From net realized gains
    Institutional Class                 --
    Retirement Class                    --
                               -----------
    Total distributions                 --
                               -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class         23,616,876
    Retirement Class            10,851,295
  Distributions
    reinvested
    Institutional Class                 --
    Retirement Class                    --
  Cost of shares redeemed
    Institutional Class         (1,040,507)
    Retirement Class            (1,455,861)
                               -----------
    Net increase
      (decrease) in net
      assets from share
      transactions              31,971,803
                               -----------
    Net Increase
      (Decrease) in Net
      Assets                    33,092,517
NET ASSETS
  Beginning                             --
                               -----------
  Ending                       $33,092,517
                               -----------
                               -----------
  Undistributed net
    investment income
    (loss), ending             $   (60,535)
                               -----------
                               -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                    377,427
    Distributions
      reinvested                        --
    Shares redeemed                (58,403)
                               -----------
    Net Institutional
      Share Activity               319,024
                               -----------
                               -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                    828,873
    Distributions
      reinvested                        --
    Shares redeemed                (32,696)
                               -----------
    Net Retirement Share
      Activity                     796,177
                               -----------
                               -----------

------------------------------

(1)  Commenced operations 7/31/98.
(2)  Commenced operations 9/1/99.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED) -- CONTINUED
PERIODS ENDED SEPTEMBER 30, AND MARCH 31, 1999

                              MID CAP GROWTH        SMALL CAP GROWTH
                           --------------------------------------------
                                  FOR THE                FOR THE
                               PERIOD ENDED           PERIOD ENDED
                            SEPTEMBER 30, 1999     SEPTEMBER 30, 1999
                           ---------------------  ---------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   (275,529)          $   (601,634)
  Net realized gain
    (loss)                      (10,574,363)             4,892,368
  Net unrealized
    appreciation
    (depreciation)               18,243,376             21,866,063
                               ------------           ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                  7,393,484             26,156,797
                               ------------           ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class                  --                     --
    Retirement Class                     --                     --
  From net realized gains
    Institutional Class                  --                     --
    Retirement Class                     --                     --
                               ------------           ------------
    Total distributions                  --                     --
                               ------------           ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class         135,122,782            199,180,086
    Retirement Class                    448              2,797,535
  Distributions
    reinvested
    Institutional Class                  --                     --
    Retirement Class                     --                     --
  Cost of shares redeemed
    Institutional Class          (9,969,798)           (47,405,854)
    Retirement Class                     --               (493,966)
                               ------------           ------------
    Net increase
      (decrease) in net
      assets from share
      transactions              125,153,432            154,077,801
                               ------------           ------------
    Net Increase
      (Decrease) in Net
      Assets                    132,546,916            180,234,598
NET ASSETS
  Beginning                              --                     --
                               ------------           ------------
  Ending                       $132,546,916           $180,234,598
                               ------------           ------------
                               ------------           ------------
  Undistributed net
    investment income
    (loss), ending             $   (275,529)          $   (601,634)
                               ------------           ------------
                               ------------           ------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                   6,943,371             14,204,633
    Distributions
      reinvested                         --                     --
    Shares redeemed                (493,320)            (2,997,146)
                               ------------           ------------
    Net Institutional
      Share Activity              6,450,051             11,207,487
                               ------------           ------------
                               ------------           ------------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                          23                197,011
    Distributions
      reinvested                         --                     --
    Shares redeemed                      --                (39,240)
                               ------------           ------------
    Net Retirement Share
      Activity                           23                157,771
                               ------------           ------------
                               ------------           ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                       MINI CAP GROWTH                      VALUE               CONVERTIBLE
                           -------------------------------------------------------------------------------------
                                  FOR THE                                  FOR THE                FOR THE
                               PERIOD ENDED                             PERIOD ENDED           PERIOD ENDED
                            SEPTEMBER 30, 1999          1999         SEPTEMBER 30, 1999     SEPTEMBER 30, 1999
                           ---------------------  ----------------  ---------------------  ---------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   (393,003)       $   (867,250)        $   124,319            $    414,774
  Net realized gain
    (loss)                       10,648,593           5,442,273            (275,283)               (967,485)
  Net unrealized
    appreciation
    (depreciation)                1,553,469         (12,989,539)         (3,573,292)              1,757,001
                               ------------        ------------         -----------            ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                 11,809,059          (8,414,516)         (3,724,256)              1,204,290
                               ------------        ------------         -----------            ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class                  --                  --                  --                (387,432)
    Retirement Class                     --                  --                  --                      --
  From net realized gains
    Institutional Class                  --          (4,923,430)                 --                      --
    Retirement Class                     --                  --                  --                      --
                               ------------        ------------         -----------            ------------
    Total distributions                  --          (4,923,430)                 --                (387,432)
                               ------------        ------------         -----------            ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class           9,771,835          42,216,905          33,956,891              89,389,557
    Retirement Class                     --                  --           9,107,666                      --
  Distributions
    reinvested
    Institutional Class                  --           4,872,195                  --                      --
    Retirement Class                     --                  --                  --                      --
  Cost of shares redeemed
    Institutional Class         (13,864,431)        (62,280,044)         (1,610,612)            (49,413,160)
    Retirement Class                     --                  --            (562,000)                     --
                               ------------        ------------         -----------            ------------
    Net increase
      (decrease) in net
      assets from share
      transactions               (4,092,596)        (15,190,944)         40,891,945              39,976,397
                               ------------        ------------         -----------            ------------
    Net Increase
      (Decrease) in Net
      Assets                      7,716,463         (28,528,890)         37,167,689              40,793,255
NET ASSETS
  Beginning                      53,593,040          82,121,930                  --                      --
                               ------------        ------------         -----------            ------------
  Ending                       $ 61,309,503        $ 53,593,040         $37,167,689            $ 40,793,255
                               ------------        ------------         -----------            ------------
                               ------------        ------------         -----------            ------------
  Undistributed net
    investment income
    (loss), ending             $ (2,541,023)       $ (2,148,020)        $   124,319            $     27,342
                               ------------        ------------         -----------            ------------
                               ------------        ------------         -----------            ------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                     320,048           2,151,115           1,481,585               4,007,389
    Distributions
      reinvested                         --             244,133                  --                  15,807
    Shares redeemed                (474,760)         (3,025,658)            (71,565)             (2,191,902)
                               ------------        ------------         -----------            ------------
    Net Institutional
      Share Activity               (154,712)           (630,410)          1,410,020               1,831,294
                               ------------        ------------         -----------            ------------
                               ------------        ------------         -----------            ------------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                          --                  --             411,817                      --
    Distributions
      reinvested                         --                  --                  --                      --
    Shares redeemed                      --                  --             (25,480)                     --
                               ------------        ------------         -----------            ------------
    Net Retirement Share
      Activity                           --                  --             386,337                      --
                               ------------        ------------         -----------            ------------
                               ------------        ------------         -----------            ------------

                                     SHORT INTERMEDIATE
                           ---------------------------------------
                                  FOR THE
                               PERIOD ENDED
                            SEPTEMBER 30, 1999          1999
                           ---------------------  ----------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   606,701          $   904,872
  Net realized gain
    (loss)                         (33,116)             (39,072)
  Net unrealized
    appreciation
    (depreciation)                (291,721)             (23,068)
                               -----------          -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                   281,864              842,732
                               -----------          -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class           (602,408)            (907,270)
    Retirement Class                    --                   --
  From net realized gains
    Institutional Class                 --                   --
    Retirement Class                    --                   --
                               -----------          -----------
    Total distributions           (602,408)            (907,270)
                               -----------          -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class          2,942,230            6,153,060
    Retirement Class                    --                   --
  Distributions
    reinvested
    Institutional Class            543,414              907,267
    Retirement Class                    --                   --
  Cost of shares redeemed
    Institutional Class         (3,402,849)          (2,063,058)
    Retirement Class                    --                   --
                               -----------          -----------
    Net increase
      (decrease) in net
      assets from share
      transactions                  82,795            4,997,269
                               -----------          -----------
    Net Increase
      (Decrease) in Net
      Assets                      (237,749)           4,932,731
NET ASSETS
  Beginning                     18,467,293           13,534,562
                               -----------          -----------
  Ending                       $18,229,544          $18,467,293
                               -----------          -----------
                               -----------          -----------
  Undistributed net
    investment income
    (loss), ending             $     1,424          $    (2,869)
                               -----------          -----------
                               -----------          -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                    226,027              481,478
    Distributions
      reinvested                    41,400               70,965
    Shares redeemed               (261,294)            (161,326)
                               -----------          -----------
    Net Institutional
      Share Activity                 6,133              391,117
                               -----------          -----------
                               -----------          -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                         --                   --
    Distributions
      reinvested                        --                   --
    Shares redeemed                     --                   --
                               -----------          -----------
    Net Retirement Share
      Activity                          --                   --
                               -----------          -----------
                               -----------          -----------

------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED) -- CONTINUED
PERIODS ENDED SEPTEMBER 30, AND MARCH 31, 1999

                             HIGH QUALITY BOND       HIGH YIELD BOND
                           --------------------------------------------
                                  FOR THE                FOR THE
                               PERIOD ENDED           PERIOD ENDED
                            SEPTEMBER 30, 1999     SEPTEMBER 30, 1999
                           ---------------------  ---------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   530,033            $   445,448
  Net realized gain               (264,942)              (158,419)
  Net unrealized
    appreciation
    (depreciation)                (468,042)              (345,870)
                               -----------            -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                  (202,951)               (58,841)
                               -----------            -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class           (473,641)              (422,553)
    Retirement Class               (64,653)                    --
  From net realized gains
    Institutional Class                 --                     --
    Retirement Class                    --                     --
                               -----------            -----------
    Total distributions           (538,294)              (422,553)
                               -----------            -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class         19,344,295             12,089,223
    Retirement Class             3,048,890                     --
  Distributions
    reinvested
    Institutional Class            473,511                236,368
    Retirement Class                64,652                     --
  Cost of shares redeemed
    Institutional Class           (620,650)              (531,503)
    Retirement Class              (294,568)                    --
                               -----------            -----------
    Net increase
      (decrease) in net
      assets from share
      transactions              22,016,130             11,794,088
                               -----------            -----------
    Net Increase
      (Decrease) in Net
      Assets                    21,274,885             11,312,694
NET ASSETS
  Beginning                             --                     --
                               -----------            -----------
  Ending                       $21,274,885            $11,312,694
                               -----------            -----------
                               -----------            -----------
  Undistributed net
    investment income
    (loss), ending             $    (8,261)           $    22,895
                               -----------            -----------
                               -----------            -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                  1,529,181                963,252
    Distributions
      reinvested                    38,775                 18,983
    Shares redeemed                (50,120)               (43,401)
                               -----------            -----------
    Net Institutional
      Share Activity             1,517,836                938,834
                               -----------            -----------
                               -----------            -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                    245,920                     --
    Distributions
      reinvested                     5,291                     --
    Shares redeemed                (25,854)                    --
                               -----------            -----------
    Net Retirement Share
      Activity                     225,357                     --
                               -----------            -----------
                               -----------            -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
------------------------------------------------------------------------

NOTE A -- ORGANIZATION

  Nicholas-Applegate Institutional Funds (the "Trust") is an open-end management investment company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of nineteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the prospectus dated July 9, 1999. All of the Funds offer Institutional shares ("Class I") and seven Funds offer Retirement shares ("Class R"). The Class R shares have no sales charge and distribution fees but have a shareholder servicing fee. The nineteen Funds offering Class I shares are covered in this report with each Fund's operations accounted for separately.

REORGANIZATION

  Prior to July 24, 1998, the Nicholas-Applegate mutual fund complex was organized in a "master-feeder" investment structure. Under that structure, the Nicholas-Applegate Mutual Funds invested all of their assets in corresponding portfolios, or series, of the Nicholas-Applegate Investment Trust (the "Trust"). On July 24, 1998, the shareholders of the Nicholas-Applegate Mutual Funds approved a plan that reorganized the "master-feeder" arrangement into a multi-class structure in which the Nicholas-Applegate Mutual Funds invested in securities directly and offered various classes of shares through multiple distribution channels. At the same time the Trust was liquidated.

  In May 1999, the Trust was reactivated and renamed Nicholas-Applegate Institutional Funds to be the successor entity to the assets of the "Institutional" series and the Class I shares of the Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). On May 7, 1999, substantially all of those "Institutional" assets transferred to the Trust. The investment objectives, policies and limitations of the Funds of the Trust are identical in every respect to the corresponding portfolios of the Nicholas-Applegate Mutual Funds. The investment management fees and expenses limitations are also identical. Since both the Trust and the Nicholas-Applegate Mutual Funds are organized as Delaware business trusts under substantially similar trust instruments, shareholder rights in the two funds are substantially identical. Both funds are authorized to issue an unlimited number of shares.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

  Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with generally accepted accounting principles.

SECURITY VALUATIONS

  The Funds value equity securities traded on national or international exchanges and market systems at the last sales price reported by the security's primary market at the time of daily valuation. If a last sales price is not available, these securities are valued at the mean between last reported bid and ask prices. Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined under the direction of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

  Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

and premiums on debt securities are accreted and amortized on the same basis as used for federal tax reporting.

FOREIGN CURRENCY TRANSACTIONS

  At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

  Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy.

FUTURES CONTRACTS

  Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

  Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Fund allocates income, gains and losses, both realized and unrealized and expenses, except for Class specific expenses, based on the relative net assets of each Class.

SECURITIES LENDING

  Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash.

  The market value of securities on loan and the related collateral at September 30, 1999 were:

                                            MARKET VALUE   COLLATERAL
FUND                                         (IN 000'S)    (IN 000'S)
----                                        ------------   -----------
Worldwide Growth..........................    $  6,700      $  6,954
Global Blue Chip..........................         771           802
Global Growth & Income....................         175           183
International Core Growth.................      16,930        17,766
International Small Cap Growth............      10,310        10,949
Emerging Countries........................      15,244        16,175
Pacific Rim...............................          74            83
Large Cap Growth..........................       1,432         1,476
Mid Cap Growth............................      28,139        28,952
Small Cap Growth..........................      14,828        15,358
Mini Cap Growth...........................       6,189         6,476
Convertible...............................       1,167         1,256

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

  Capital loss carryforwards may be used to offset current or future capital gains until expiration. The following table reflects the capital loss carryforwards as of March 31, 1999.

                                           CAPITAL LOSS
                                           CARRYFORWARDS   EXPIRATION
FUND                                        (IN 000'S)        DATE
----                                       -------------   ----------
Short Intermediate.......................      $ 39         3/31/2007
                                                 52         3/31/2006
                                                 48         3/31/2005
Latin America............................       216         3/31/2007
                                                 .4         3/31/2006
Pacific Rim..............................        30         3/31/2007
                                                 99         3/31/2006

DISTRIBUTIONS TO SHAREHOLDERS

  The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectuses.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- TRANSACTIONS WITH AFFILIATES

  Nicholas-Applegate Capital Management, as the Investment Advisor of the Funds, receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Mini Cap Growth, Emerging Countries
  and Latin America.................   1.25%
Small Cap Growth, International Core
  Growth, International Small Cap
  Growth, Pacific Rim, Worldwide
  Growth, Global Technology and
  Global Healthcare.................   1.00%
Global Growth & Income..............   0.85%
Global Blue Chip....................   0.80%
Large Cap Growth, Value, Mid Cap
  Growth, and Convertible...........   0.75%
High Yield Bond.....................   0.60%
High Quality Bond...................   0.45%
Short Intermediate..................   0.30%

  The fees are reduced on Mid Cap Growth, Convertible, High Quality Bond, Short Intermediate, International Core Growth, International Small Cap Growth and Worldwide Growth when the average net assets exceed $500 million ($250 million for Short Intermediate).

  Under an Administrative Services agreement the Investment Advisor provides operational support services to the Funds at an annual fee on average daily net assets of 0.10%.

  The Investment Advisor has agreed to limit the Fund's expenses to certain levels through March 31, 2000. Expenses reimbursed by the Investment Advisor through May 6, 1999 may be recouped from the

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

Funds within five years after the year in which they are reimbursed.
Any expenses reimbursed after May 6, 1999 may be recouped within three years after the year in which they are reimbursed. The Investment Advisor will recover such reimbursements to the extent of the differences between a Fund's actual expenses (exclusive of interest expenses, taxes, brokerage and the costs of establishing and maintaining the Mauritius investment company) when they fall below the limit, and the voluntary limit.

                               INSTITUTIONAL   RETIREMENT   UNREIMBURSED
FUND                               CLASS         CLASS         AMOUNTS
-----------------------------  -------------   ----------   -------------
Worldwide Growth.............      1.35%            --       $1,618,843
Global Blue Chip.............      1.20%            --          198,884
Global Growth & Income.......      1.35%            --          224,036
Global Technology............      1.40%            --           78,175
Global Healthcare............      1.40%            --
International Core Growth....      1.40%         1.65%          516,550
International Small Cap
 Growth......................      1.40%                      1,454,155
Emerging Countries...........      1.65%         1.90%        2,422,618
Pacific Rim..................      1.40%            --          181,941
Latin America................      1.65%            --          168,184
Large Cap Growth.............      1.00%         1.25%          311,916
Mid Cap Growth...............      1.00%         1.25%        1,628,180
Small Cap Growth.............      1.17%         1.42%        1,801,169
Mini Cap Growth..............      1.56%            --          486,627
Value........................      1.00%         1.25%          285,287
Convertible..................      1.00%            --        1,464,490
Short Intermediate...........      0.35%            --          532,706
High Quality Bond............      0.45%         0.70%        1,949,059
High Yield Bond..............      0.75%            --          466,231

  The Retirement Class has a shareholder servicing agreement. The shareholder servicing plan is a compensation plan, which compensates the Distributor for expenses in connection with non-distribution shareholder services provided by the Distributor to other financial institutions. The Retirement Class pays an annual fee on its average daily net assets of up to 0.25% under the shareholder servicing agreement.

  Certain officers of the Trust are also officers of the Investment Advisor and Distributor. The Trustees who are not affiliated with the Investment Advisor receive annual compensation of approximately $18,000 each from the Trust.

NOTE D -- INVESTMENT TRANSACTIONS

  The following table presents purchases and sales of securities, excluding short-term investments, during the six months ended September 30, 1999 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 1999, and the related gross and net unrealized appreciation and depreciation, provides aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                  NET
                                                                  GROSS          GROSS         UNREALIZED
                                                                UNREALIZED     UNREALIZED     APPRECIATION
                        PURCHASES      SALES       TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                    (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)      (IN 000'S)
----                    ----------   ----------   ----------   ------------   ------------   --------------
Worldwide Growth......   $196,463     $139,535     $128,980      $15,805        $ 3,767         $12,038
Global Blue Chip......     21,000       20,241       10,942        2,524            258           2,266
Global Growth &
 Income...............      8,337        8,394        5,401          735            170             565
Global Technology.....     97,385       79,095       52,490       13,584            667          12,917
Global Healthcare.....     18,607        6,983       11,911          335            529            (194)
International Core
 Growth...............    185,133      155,012      152,685       18,947          3,288          15,659
International Small
 Cap Growth...........     86,662       84,690       77,186       23,955          2,864          21,091
Emerging Countries....    264,086      245,243      174,315       23,157          9,145          14,012
Pacific Rim...........      3,307        2,252        2,325          756            136             620
Latin America.........      7,620        6,406        2,674          210             78             132
Large Cap Growth......     57,910       27,051       31,210        3,159          1,035           2,124
Mid Cap Growth........    186,196      238,532      115,195       24,639          6,396          18,243
Small Cap Growth......    159,881      256,773      158,857       31,976         10,110          21,866
Mini Cap Growth.......     40,336       40,662       45,692       18,785          2,946          15,839
Value.................     40,375       16,701       40,685          573          4,146          (3,573)
Convertible...........     54,957       99,012       38,374        3,976          2,219           1,757
Short Intermediate....     13,420       11,258       18,230           40            244            (204)
High Quality Bond.....     31,449       26,222       21,405           52            523            (471)
High Yield Bond.......     35,024       33,005       11,418           83            429            (346)

NOTE E -- FINANCIAL INSTRUMENTS

  During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts.

  Forwards: When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date.

  At September 30, 1999, Global Growth & Income, Short Intermediate and High Quality Fund had outstanding forward contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements each Fund's net equity, as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, or the date an offsetting position, if any, has been entered into.

                                                                                       NET
                                                                                    UNREALIZED
                                           LOCAL       SETTLEMENT       MARKET    APPRECIATION/
                                          CURRENCY        DATE          VALUE     (DEPRECIATION)
                                          --------   ---------------   --------   --------------
                                                                         US$           US$
GLOBAL GROWTH & INCOME
To Sell:
British Pound...........................   60,000    October 7, 1999   (98,812)       (4,241)
New Zealand Dollar......................   80,000    October 7, 1999   (41,315)        1,317
                                                                                      ------
Net equity in foreign currency exchange
 contracts..............................                                              (2,924)
                                                                                      ======

                                                                                      NET
                                                                                   UNREALIZED
                                          LOCAL       SETTLEMENT       MARKET    APPRECIATION/
                                         CURRENCY        DATE          VALUE     (DEPRECIATION)
                                         --------   ---------------   --------   --------------
                                                                        US$           US$
SHORT INTERMEDIATE
To Sell:
European Euro..........................  917,000    October 7, 1999   (976,819)      (4,138)
                                                                                     ------
Net equity in foreign currency exchange
  contracts............................                                              (4,138)
                                                                                     ======

                                                                                      NET
                                                                                   UNREALIZED
                                         LOCAL        SETTLEMENT       MARKET    APPRECIATION/
                                       CURRENCY          DATE          VALUE     (DEPRECIATION)
                                       ---------   ----------------   --------   --------------
                                                                        US$           US$
HIGH QUALITY BOND
To Buy:
Australian Dollar....................    160,000   November 9, 1999    104,478         (946)

European Euro........................    100,000    October 7, 1999    106,523        2,243
European Euro........................    125,000    October 7, 1999    133,154          967
European Euro........................    100,000    October 7, 1999    106,523          303
European Euro........................     75,000    October 7, 1999     79,892          264
European Euro*.......................     20,000    October 7, 1999     21,305          430
European Euro*.......................    100,000    October 7, 1999    106,523          123
European Euro*.......................     80,000    October 7, 1999     85,219        1,721

New Zealand Dollar...................     25,000    October 7, 1999     12,911         (312)
New Zealand Dollar*..................    470,000    October 7, 1999    242,723         (751)
New Zealand Dollar*..................    125,000    October 7, 1999     64,554         (200)

To Sell:
Danish Krona.........................  1,350,000    October 7, 1999   (193,446)      (4,737)

European Euro........................    130,000    October 7, 1999   (138,480)      (4,775)
European Euro........................    590,000    October 7, 1999   (628,487)       5,320
European Euro*.......................     20,000    October 7, 1999    (21,305)        (506)
European Euro*.......................    100,000    October 7, 1999   (106,523)      (2,528)
European Euro*.......................     80,000    October 7, 1999    (85,219)      (2,939)

New Zealand Dollar...................     25,000    October 7, 1999    (12,911)         297
New Zealand Dollar*..................    470,000    October 7, 1999   (242,723)       7,735
New Zealand Dollar*..................    125,000    October 7, 1999    (64,554)       1,484
                                                                                     ------
Net equity in foreign currency
  exchange contracts.................                                                 3,193
                                                                                     ======

* The Fund has entered into offsetting forward currency contracts.

NOTE F -- CAPITAL ACTIVITY

  The Trust has unlimited shares of no par value beneficial interest authorized.

  The following table shows the net assets of the Funds immediately before and after the reorganization described in Note A. The reorganization, which

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

represented a change in corporate form, is accounted for by pooling the net assets and results of operations of the combined Funds.

                                                     NET ASSETS
                                               -----------------------
                                                 BEFORE       AFTER
FUND                                           (IN 000'S)   (IN 000'S)
----                                           ----------   ----------
Global Blue Chip.............................   $ 11,337     $ 11,337
Global Growth & Income.......................      5,688        5,688
Global Technology............................     29,025       29,025
Pacific Rim..................................      1,382        1,382
Latin America................................      4,914        4,914
Mini Cap Growth Fund.........................     57,541       57,541
Short Intermediate...........................     20,667       20,667

SPECIAL MEETINGS OF SHAREHOLDERS

  1. A special meeting of shareholders of the Trust was held at the offices of the Trust on July 15, 1999. Shareholders of the Trust were asked to approve a new Subadvisory Agreement between Nicholas-Applegate Capital Management and Criterion Investment Management LLC (the "Subadvisory Agreement") for each of the Short Intermediate and High Quality Bond Funds. In the matter of approving the new Subadvisory Agreement, 1,414,700 shares of the High Quality Bond Fund voted in favor, 0 shares voted against and 716 shares abstained from voting. For the Short Intermediate Fund 1,056,667 shares voted to approve, 0 shares voted against and 0 shares abstained from voting.
  2. On May 7, 1999 a special meeting of the shareholders of the Mini Cap Growth, Global Technology, Global Blue Chip, Global Growth & Income, Pacific Rim, Greater China, Latin America and Short Intermediate Funds (the "Funds") was held at the offices of the Trust. Shareholders of the Funds were asked to approve an Agreement and Plan of Reorganization whereby all of the assets of each of the Funds would transfer to an identically-managed series of Nicholas-Applegate Institutional Funds. In the matter of approving the Agreement and Plan of Reorganization there were the following votes:

                                                    VOTES       VOTES
FUND                                   VOTES FOR   AGAINST    ABSTAINING
----                                   ---------   --------   ----------
Mini Cap Growth......................  2,408,149    5,986       40,505
Global Technology....................   212,183         0            0
Global Blue Chip.....................   448,627        39            0
Global Growth & Income...............   356,987     3,156          809
Pacific Rim..........................    92,665         0            0
Greater China........................    85,746         0            0
Latin America........................    98,144         0            0
Short Intermediate...................   991,175         0            0

--------------------------------------------------------------------------------

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                               Arthur E. Nicholas
                                 Walter E. Auch
                               Darlene T. DeRemer
                                George F. Keane

                                    OFFICERS

                         John J.P. McDonnell, PRESIDENT
                         E. Blake Moore, Jr., SECRETARY
                          C. William Maher, TREASURER

                               INVESTMENT ADVISER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                       State Street Bank & Trust Company

NICHOLAS-APPLEGATE-Registered
                   Trademark-
MUTUAL FUNDS


600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor






                                                                     SEMI99INST

                                                  NICHOLAS-APPLEGATE-Registered
                                                                     Trademark-
                                                            INSTITUTIONAL FUNDS





                               Semi-Annual Report
                               Retirement Shares
                               September 30, 1999

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER:

During the six-month period ended September 30, 1999, global equity markets surged to record highs and suffered sharp declines. Amid these changing market conditions, the Nicholas-Applegate mutual funds largely outperformed their benchmarks as a result of the consistent application of our proven investment philosophy.

  In the United States, stocks benefited from solid corporate profits, low inflation and continued economic strength during much of the period. While the specter of higher interest rates contributed to a pullback during the third quarter, we continued to find stocks exhibiting the three elements of our investment philosophy: evidence of positive change; sustainability of that change; and timeliness of investment. The strong gains among US technology stocks across all market cap segments lifted the market to record highs during the period and helped small and mid caps narrow their underperformance gap versus large-cap stocks.

  Overseas, signs of economic recovery, corporate restructuring and increased merger and acquisition activity boosted returns for stocks in Japan. Similar themes, and a continued focus on enhancing shareholder value and improving corporate efficiency, characterized developed markets in Europe and contributed to gains. In emerging markets, two years after a devastating economic and currency crisis, many countries are demonstrating significant recoveries. The following factors boosted returns among emerging market stocks: improvement in economic conditions, declining interest rates, government efforts to implement reforms, corporate restructuring and a recovery in commodity prices.

  Fixed income markets were negatively affected by rising long-term interest rates during much of the period and the Federal Reserve Board's decision to increase short-term interest rates twice. At the same time, inflation remains benign -- despite investor worries. Economic growth is solid and the Fed is committed to fighting inflation -- all positive signs for bonds.

  Over the last six months, we further strengthened our investment and client service teams by hiring a number of talented professionals. We hired several investment professionals for our Global Equity Management Team who intensify our research and analysis capabilities in the United States and among developed and emerging markets. These additions fortify the depth of talent firmwide and enhance our ability to deliver superior investment results and excellent client service.

  As we continue to sharpen our competitive advantages, I believe
Nicholas-Applegate is better positioned now to deliver superior long-term performance results and responsive client service than we have been at any point in our 15-year history. We appreciate your confidence and look forward to extending our relationship with you in the years to come.

Best Regards,

/S/ ART NICHOLAS
Art Nicholas
Managing Partner
Nicholas-Applegate Capital Management

--------------------------------------------------------------------------------

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                PAGE
The Funds' Review and Outlook, Performance and Schedule of
 Investments
  International Core Growth.................................      1
  Emerging Countries........................................      6
  Large Cap Growth..........................................     11
  Mid Cap Growth............................................     14
  Small Cap Growth..........................................     18
  Value.....................................................     26
  High Quality Bond.........................................     30
The Funds'
  Financial Highlights......................................     36
  Statements of Assets and Liabilities......................     38
  Statements of Operations..................................     40
  Statements of Changes in Net Assets.......................     42
  Notes to the Financial Statements.........................     44

------------------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Funds Retirement Shares. Distributor: Nicholas-Applegate Securities.

INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO V. MARCAL, Partner, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; RANDALL S. KAHN, CFA, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; MELISA A. GRIGOLITE, Portfolio Manager; CHRISTOPHER V. ANGIOLETTI, Investment Analyst; JON BORCHARDT, Investment Analyst; DAVID LOPEZ, Investment Analyst; ROLF SCHILD, Investment Analyst.

  GOAL: The Nicholas-Applegate International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States with market capitalizations corresponding to the top 75% of publicly traded companies as measured by stock market capitalizations within each country.

  MARKET OVERVIEW: During the six-month period ending September 30, 1999, developed non-US markets posted gains amid signs of economic recovery in many countries. Brighter economic prospects for Europe, including Germany, France and Italy, boosted equity market returns in the region. The following themes inspire optimism for countries in the region:

  - resurgence in consumer and business confidence

  - low inflation environment

  - continued trends of consolidation, restructuring and deregulation

  - record pace of merger and acquisition activities

  In Japan, the resumption of economic growth beginning in the first quarter of this year -- which ended six quarters of negative growth -- pushed the equity market higher. The positive themes of corporate restructuring and the rise in merger and acquisition activities contributed to gains.

  PERFORMANCE: For the six-month period ended September 30, 1999, the fund returned 14.3% versus 7.0% for the MSCI EAFE Index.

  PORTFOLIO SPECIFICS: Stock selection, especially among Japanese technology companies contributed to outperformance during the period. Some of the fund's top performers were electronics manufacturers Sony Corp. and Matsushita, as well as software and peripheral distributor Softbank.

  In Germany, we own Mannesmann AG, another strong contributor to gains. The company thrives from the improvement in consumer and business demand in the country. Mannesmann is one of Germany's largest conglomerates and is among the country's leading providers of telecommunications and engineering products and services. The company is expected to benefit from the robust growth in telecommunications worldwide.

  MARKET OUTLOOK: We remain optimistic in our outlook for equity markets in the world's developed markets amid positive economic conditions, business trends and consumer activity. We are confident that the application of our strict investment philosophy will lead us to find exciting growth opportunities in the world's developed markets.

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND RETIREMENT SHARES WITH THE MSCI EAFE INDEX.

                                                                                                  SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                INCEPTION
                           33.71%                             As of 09/30/99                      25.54%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INTERNATIONAL CORE  MSCI EAFE INDEX
              GROWTH FUND
           RETIREMENT SHARES
Date
27-Dec-96           10,000.00        10,000.00
31-Dec-96           10,099.59         9,979.00
31-Jan-97           10,979.25         9,629.74
28-Feb-97           11,087.14         9,787.66
31-Mar-97           11,294.61         9,822.90
30-Apr-97           11,452.28         9,874.96
31-May-97           12,514.52        10,517.82
30-Jun-97           13,228.22        11,097.35
31-Jul-97           14,074.69        11,277.13
31-Aug-97           13,336.10        10,434.73
30-Sep-97           14,315.35        11,019.07
31-Oct-97           13,128.63        10,171.71
30-Nov-97           12,979.25        10,067.95
31-Dec-97           13,153.53        10,155.54
31-Jan-98           13,634.85        10,619.65
28-Feb-98           14,564.32        11,301.12
31-Mar-98           15,427.39        11,649.19
30-Apr-98           15,875.52        11,741.45
31-May-98           16,265.56        11,684.51
30-Jun-98           16,448.13        11,773.31
31-Jul-98           17,178.42        11,892.22
31-Aug-98           14,713.69        10,418.77
30-Sep-98           14,008.30        10,098.92
31-Oct-98           14,265.56        11,151.22
30-Nov-98           15,120.33        11,722.17
31-Dec-98           15,950.21        12,184.02
31-Jan-99           16,564.32        12,147.47
28-Feb-99           15,875.52        11,858.36
31-Mar-99           16,381.74        12,352.85
30-Apr-99           16,970.95        12,853.14
31-May-99           16,323.65        12,142.36
30-Jun-99           17,609.96        12,615.79
31-Jul-99           18,174.27        12,990.48
31-Aug-99           18,456.43        13,038.55
30-Sep-99           18,730.29        13,222.00

This graph compares a $10,000 investment in the International Core Growth Fund Retirement Shares with the MSCI EAFE Index, on a cumulative and average annual total return basis. The Fund's Retirement Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds), adjusted to reflect fees and operating expenses. The Fund's Retirement Shares were first available on 5/21/99. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets included in the index on a U.S. dollar adjusted basis.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 93.0%
--------------------------------------------------------------
AUSTRALIA -- 0.8%
  Rio Tinto, Ltd..................       73,700   $  1,249,839
                                                  ------------
BELGIUM -- 0.8%
  Fortis (B)......................       41,400      1,349,121
                                                  ------------
BRAZIL -- 1.0%
  Aracruz Celulose S.A. -- ADR....       18,500        386,188
  CIA Siderurgica Nacional........   22,996,000        580,888
  Petroleo Brasileiro S.A.........       36,500        562,717
                                                  ------------
                                                     1,529,793
                                                  ------------
CANADA -- 3.8%
  Anderson Exploration Ltd.**.....       94,900      1,252,848
  Barrick Gold Corp...............       32,700        711,225
  Biovail Corp. International*....       20,700      1,050,525
  Nortel Networks.................       32,600      1,662,600
  Talisman Energy.................       47,300      1,416,044
                                                  ------------
                                                     6,093,242
                                                  ------------
DENMARK -- 1.3%
  Tele Denmark AS.................       34,000      2,026,303
                                                  ------------
FINLAND -- 3.1%
  Nokia OYJ -- ADR................       21,000      1,886,063
  Sonera Group OYJ................       39,800      1,152,872
  Stora Enso OYJ..................      147,700      1,958,299
                                                  ------------
                                                     4,997,234
                                                  ------------
FRANCE -- 12.5%
  Alcatel.........................        9,300      1,281,582
  Axa.............................       11,200      1,416,980
  Cap Gemini S.A.*................        8,600      1,355,468
  Carrefour S.A...................        8,800      1,408,545
  Coflexip S.A....................       14,000        668,500
  Credit Lyonnais*................       29,500        867,396
  Elf Aquitaine...................        5,900      1,030,446
  Lafarge S.A.....................       15,100      1,669,182
  Michelin (CGDE) Cl. B...........       28,000      1,321,560
  Pechiney S.A.*..................       29,000      1,605,945
  Societe Television Francaise
    1.............................        8,300      2,322,028
  St Gobain.......................        8,000      1,490,930
  Suez Lyonnaise des Eaux.........        9,000      1,456,852
  Total Fina S.A..................       16,400      2,060,891
                                                  ------------
                                                    19,956,305
                                                  ------------
GERMANY -- 10.3%
  BASF AG*........................       36,000      1,533,528
  Bayerische Motoren Werk AG......       57,200      1,614,251
  Deutsche Bank AG................       36,200      2,422,942
  Deutsche Telekom AG*............       33,500      1,373,519
  Edel Music AG*..................       12,000        479,228
  Fresenius Medical Care AG.......       22,500      1,490,398
  Mannesmann AG...................       15,300      2,444,060
  SAP AG..........................        4,800      2,152,051
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
GERMANY (CONTINUED)
  Thyssen Krupp AG................       50,200   $  1,007,730
  Veba AG.........................       35,300      1,934,146
                                                  ------------
                                                    16,451,853
                                                  ------------
GREECE -- 0.6%
  Titan Cement S.A................        8,400        979,891
                                                  ------------
HONG KONG -- 1.5%
  Cathay Pacific Airways..........      728,000      1,312,082
  HSBC Holdings PLC...............       92,400      1,055,704
                                                  ------------
                                                     2,367,786
                                                  ------------
HUNGARY -- 0.4%
  Magyar Tavkoziesi -- ADR........       26,300        716,675
                                                  ------------
INDONESIA -- 0.0%
  Sampoerna International.........          100            177
                                                  ------------
IRELAND -- 0.5%
  CRH PLC.........................       39,100        748,679
                                                  ------------
ITALY -- 1.8%
  Bipop-Carire SpA................       17,700        757,755
  Mediaset SpA....................      100,400      1,025,372
  Seat-Pagine Gialle Spa..........      793,700      1,159,684
                                                  ------------
                                                     2,942,811
                                                  ------------
JAPAN -- 29.6%
  Advantest Corp..................        8,100      1,171,598
  Asahi Chemical Industry Co.,
    Ltd...........................      123,000        685,066
  Bank Of Tokyo-Mitsubishi,
    Ltd...........................       99,000      1,520,287
  Dai-Ichi Kangyo Bank, Ltd.......      241,000      3,005,992
  Fuji Soft ABC, Inc..............       21,000      1,788,955
  Fujitsu, Ltd....................       64,800      2,020,626
  Hitachi, Ltd....................      136,000      1,507,279
  KAO Corp........................       73,000      2,063,774
  KDD Corp........................       10,900      1,127,163
  Keyence Corp....................        3,000        803,043
  Matsushita Communication
    Industrial Co.................       20,000      2,225,979
  Murata Manufacturing Co.,
    Ltd...........................       18,000      1,808,960
  Nintendo Co., Ltd...............        4,900        781,460
  Nippon Steel Corp...............      770,000      2,090,072
  Nippon Telegraph and Telephone
    Corp..........................          170      2,091,669
  Nomura Securities Co., Ltd......       96,000      1,487,743
  NTT Data Corp...................          114      1,284,869
  NTT Mobile Communications.......          144      2,840,237
  Orix Corp. -- ADR...............       11,500        698,625
  Rengo Co., Ltd..................      178,000      1,151,893
  Ryohin Keikaku Co., Ltd.........        3,700        747,159
  Ryohin Keikaku Co., Ltd. (99
    Shares)*......................        8,700      1,748,661
  Seven-Eleven Japan Co., Ltd.....       12,100      1,062,600
  Seven Eleven Japan Co., Ltd. (99
    Shares)*......................       12,100      1,068,282
  Shin-Etsu Chemical Co., Ltd.....       33,000      1,376,161
  Shohkoh Fund & Co., Ltd.........        3,510      2,620,879

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
JAPAN (CONTINUED)
  Softbank Corp...................        7,000   $  2,662,722
  Sony Corp.......................       16,200      2,420,795
  Takefuji Corp...................        9,400      1,565,342
                                                  ------------
                                                    47,427,891
                                                  ------------
MEXICO -- 0.7%
  Telefonos de Mexico S.A. --
    ADR...........................       16,000      1,140,000
                                                  ------------
NETHERLANDS -- 5.3%
  ASM Lithography Holding N.V. --
    ADR*..........................       28,100      1,884,456
  DSM N.V.*.......................       33,600      1,332,891
  Equant N.V.*....................       13,800      1,122,975
  Koninklijke Philips Electronics
    N.V. -- ADR*..................       14,200      1,434,200
  Royal Dutch Petroleum Co........       11,400        673,313
  STMicroelectronics N.V..........       28,200      2,086,800
                                                  ------------
                                                     8,534,635
                                                  ------------
NETHERLANDS ANTILLES -- 0.8%
  Schlumberger Ltd................       20,600      1,283,638
                                                  ------------
SINGAPORE -- 1.2%
  DBS Group Holdings, Ltd.........       43,031        480,793
  Flextronics International
    Ltd.*.........................       13,000        756,438
  Natsteel Electronics, Ltd.......      174,000        649,750
                                                  ------------
                                                     1,886,981
                                                  ------------
SOUTH KOREA -- 1.5%
  Korea Telecom Corp. -- ADR*.....       20,600        762,200
  Pohang Iron & Steel Co. --
    ADR...........................       28,500        892,406
  Samsung Electronics.............        4,600        744,924
                                                  ------------
                                                     2,399,530
                                                  ------------
SWEDEN -- 1.3%
  LM Ericsson Telephone Co. --
    ADR...........................       64,100      2,003,125
                                                  ------------
SWITZERLAND -- 0.4%
  Julius Baer Holdings AG Cl. B...          200        593,096
                                                  ------------
TAIWAN -- 0.7%
  Taiwan Semiconductor -- ADR*....       40,282      1,188,319
                                                  ------------
UNITED KINGDOM -- 13.1%
  ARM Holdings PLC -- ADR*........       95,900      1,496,414
  Barclays PLC....................       41,400      1,215,642
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
UNITED KINGDOM (CONTINUED)
  British Telecom PLC -- ADR......       51,900   $    785,911
  CMG PLC*........................       35,100      1,196,552
  Colt Telecom Group PLC*.........       56,900      1,353,111
  Corus Group PLC*................      607,500      1,543,212
  Eidos PLC*......................       21,800      1,385,432
  General Electric Co. PLC........      118,700      1,139,655
  GKN PLC.........................       71,100      1,135,198
  Morgan Crucible Co. PLC*........      326,600      1,393,062
  Orange PLC*.....................       71,400      1,403,967
  Shell Transport & Trading Co....      133,200        995,896
  Shire Pharmaceuticals PLC --
    ADR*..........................       58,200      1,676,888
  Smith & Nephew PLC*.............      206,600        650,707
  Standard Chartered PLC..........       58,800        850,209
  Unilever PLC*...................      162,200      1,526,584
  Vodafone Airtouch PLC...........       50,726      1,201,278
                                                  ------------
                                                    20,949,718
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $133,125,964).........................    148,816,642
                                                  ------------

                                     PRINCIPAL
                                      AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 5.0%
--------------------------------------------------------------
  Pitney Bowes
    5.600%, 10/01/99
    (Cost $7,919,768).............  $ 7,921,000      7,919,768
                                                  ------------
--------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.3%
--------------------------------------------------------------
  J.P. Morgan & Co., Inc.
    $11,639,000 at 5.310%
    (Agreement dated 09/30/99 to
    be repurchased at $11,640,693
    on 10/01/99; collateralized by
    $11,555,000 FNMA Notes, 5.970%
    due 10/02/99 (Value
    $11,871,723))
    (Cost: $11,639,000)...........   11,639,000     11,639,000

TOTAL INVESTMENTS -- 105.3%
  (Cost: $152,684,732)........................   168,375,410
LIABILITIES IN EXCESS OF OTHER ASSETS --
(5.3%)........................................    (8,406,660)
                                                ------------
NET ASSETS -- 100.0%..........................  $159,968,750
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Airlines........................        0.8%
Audio/Video Products............        1.8
Auto Manufacturers..............        1.0
Auto Parts & Equipment..........        0.7
Building Materials..............        3.1
Chemicals.......................        3.1
Computer Services...............        1.6
Computer Software...............        2.5
Computers.......................        3.1
Cosmetics & Personal Products...        1.3
Diversified Financial
  Services......................       17.6
Diversified Manufacturing.......        2.6
Drugs/Pharmaceuticals...........        2.1
Electronic
  Components/Semiconductors.....        7.1
Electronics.....................        1.4
Entertainment Software..........        0.9
Food............................        1.8
Insurance.......................        0.9
Investment Companies............        2.1
Machinery.......................        1.5
Medical Products................        0.9
Metal Fabrication & Hardware....        1.0

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Metals..........................        0.8%
Mining..........................        0.4
Miscellaneous Manufacturing.....        0.9
Money Center Banks..............        6.2
Oil & Gas Producers.............        5.0
Oil & Gas Services..............        1.2
Paper & Related Products........        2.2
Publishing......................        0.7
Regional Commercial Banks.......        0.8
Retail - Convenience Stores.....        1.4
Retail - Miscellaneous..........        1.6
Steel...........................        3.2
Telecommunications..............       12.8
Telecommunications Equipment....        4.9
Television......................        2.1
Tires...........................        0.8
Toys/Games/Hobbies..............        0.5
Water...........................        0.9
Liabilities in Excess of Other
  Assets........................       (5.3)
                                      -----
NET ASSETS......................      100.0%
                                      -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LAWRENCE S. SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO V. MARCAL, Partner, Portfolio Manager; ERNESTO RAMOS, PH.D., Portfolio Manager; JESSICA GONCALVES, Portfolio Manager; JASON CAMPBELL, Portfolio Manager; THEODORA JAMISON, Investment Analyst; JOHN MAZUR, Investment Analyst; ANDREW PARMET, Investment Analyst.

  GOAL: The Emerging Countries Fund seeks to maximize long-term capital appreciation through investments in companies located in developing countries around the world.

  MARKET OVERVIEW: During the six-month period ended September 30, 1999, many emerging countries in Asia, Latin America, as well as those in the Europe, Middle East and Africa (EMEA) region showed signs of economic recovery following the lingering effects of 1997's financial crisis. In Asia, the following factors contribute to brighter economic prospects:

  - banking system reforms

  - resurgent consumer demand

  - rising export growth

  During the period, economic recovery was also evidenced in Latin America as commodity prices, including oil, a strong US economy, as well as low inflation in the region have all contributed to a boost in equity markets. In Mexico, favorable trends such as strengthening commodity prices and a strong US economy bode well for the country.

  PERFORMANCE: The fund gained 20.4% in the six-month period ending September 30, 1999 versus 18.0% for the MSCI Emerging Markets Free Index.

  PORTFOLIO SPECIFICS: Our bottom-up stock selection helped us uncover promising investments during the period. For example, the rise in oil prices led Petroleo Brasileiro to be one of the top performers for the fund. In South Korea, Pohang Iron & Steel posted strong returns. We also own Datacraft Asia, maker of high-tech digital systems for specialist software with locations throughout Asia. Additionally, in India, Hindustan Lever, India's leader in home and personal care products as well as food and beverages, was another top performer for the fund.

  MARKET OUTLOOK: We continue to find attractive opportunities throughout emerging markets. Although uncertainties remain -- such as political and regulatory issues -- we believe long-term prospects overshadow these worries.

  Emerging countries continue to exhibit an important share of the world's GDP and population, strong growth in consumption, competitive labor costs, and rising productivity.

  In light of the reforms and the recent return of investor confidence, countries such as South Korea, the Philippines, Thailand and Indonesia are expected to post significant economic recoveries both this year and into 2000.

--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND RETIREMENT SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EMERGING COUNTRIES FUND RETIREMENT SHARES WITH THE MSCI EMERGING MARKETS FREE INDEX.

                                                                                                  SINCE
                           1 YEAR                       ANNUALIZED TOTAL RETURNS                INCEPTION
                           48.49%                            As of 09/30/99                       7.88%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           EMERGING COUNTRIES FUND RETIREMENT SHARES
                        MSCI EMF INDEX
Date
28-Nov-94                                  10,000.00  10,000.00
30-Nov-94                                  10,071.30  10,189.53
31-Dec-94                                   9,474.15   9,374.37
31-Jan-95                                   8,707.66   8,380.68
28-Feb-95                                   8,618.54   8,162.79
31-Mar-95                                   8,725.49   8,211.76
30-Apr-95                                   9,233.51   8,580.47
31-May-95                                   9,937.61   9,036.95
30-Jun-95                                  10,044.56   9,064.06
31-Jul-95                                  10,713.01   9,267.10
31-Aug-95                                  10,650.62   9,048.40
30-Sep-95                                  10,659.54   9,005.87
31-Oct-95                                  10,142.60   8,660.94
30-Nov-95                                   9,919.79   8,506.78
31-Dec-95                                  10,115.86   8,884.48
31-Jan-96                                  11,033.87   9,516.17
29-Feb-96                                  11,194.30   9,364.86
31-Mar-96                                  11,238.86   9,437.90
30-Apr-96                                  11,951.87   9,815.42
31-May-96                                  12,361.85   9,771.25
30-Jun-96                                  12,379.68   9,831.83
31-Jul-96                                  11,907.31   9,160.32
31-Aug-96                                  12,415.33   9,394.82
30-Sep-96                                  12,638.15   9,476.56
31-Oct-96                                  12,308.38   9,223.53
30-Nov-96                                  12,789.66   9,378.49
31-Dec-96                                  12,923.35   9,420.69
31-Jan-97                                  13,877.01  10,063.18
28-Feb-97                                  14,304.81  10,493.89
31-Mar-97                                  14,064.17  10,217.90
30-Apr-97                                  14,180.04  10,236.29
31-May-97                                  15,026.74  10,529.05
30-Jun-97                                  16,167.56  11,092.35
31-Jul-97                                  16,942.96  11,257.63
31-Aug-97                                  15,641.71   9,825.66
30-Sep-97                                  16,755.79  10,097.83
31-Oct-97                                  14,082.00   8,440.78
30.Nov.97                                  13,680.93   8,132.69
31.Dec.97                                  14,188.95   8,328.68
31-Jan-98                                  13,368.98   7,675.47
28-Feb-98                                  14,438.50   8,476.63
31-Mar-98                                  15,258.47   8,844.52
30-Apr-98                                  15,748.66   8,748.20
31-May-98                                  14,108.73   7,549.35
30-Jun-98                                  13,137.25   6,757.42
31-Jul-98                                  13,734.40   6,971.63
31-Aug-98                                   9,714.80   4,956.13
30-Sep-98                                   9,723.71   5,270.50
31-Oct-98                                  10,534.76   5,825.48
30.Nov.98                                  11,078.43   6,309.99
31.Dec.98                                  11,149.73   6,218.49
31-Jan-99                                  11,488.41   6,118.19
28-Feb-99                                  11,256.68   6,177.72
31-Mar-99                                  11,996.43   6,991.94
30-Apr-99                                  13,351.16   7,856.99
31-May-99                                  13,288.77   7,774.49
30-Jun-99                                  14,991.09   8,656.81
31-Jul-99                                  14,661.32   8,421.35
31-Aug-99                                  14,652.41   8,497.98
30-Sep-99                                  14,438.50   8,250.00

This graph compares a $10,000 investment in the Emerging Countries Fund Retirement Shares with the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. The Fund's Retirement Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds), adjusted to reflect fees and operating expenses. The Fund's Retirement Shares were first available on 5/21/99. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The MSCI EMF is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a U.S. only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 99.2%
--------------------------------------------------------------
BRAZIL -- 9.1%
  Aracruz Celulose S.A. -- ADR....       88,700   $  1,851,613
  CIA Siderurgica Nacional........   40,746,000      1,029,261
  CIA Siderurgica Nacional --
    ADR...........................       13,000        334,750
  CIA Vale do Rio Doce -- ADR.....       59,000      1,244,552
  CIA Vale do Rio Doce A..........      117,700      2,507,255
  Electropaulo
    Metropolitana-Electricidad
    de Sao Paulo S.A..............   58,625,000      2,778,581
  Petroleo Brasileiro S.A.........   33,082,600      4,945,159
  Tele Centro Sul Participacoes
    S.A. -- ADR*..................       41,400      2,297,700
                                                  ------------
                                                    16,988,871
                                                  ------------
BRITISH VIRGIN ISLANDS -- 0.9%
  Del Monte Pacific, Ltd.*........      835,400        388,461
  MIH, Ltd.*......................       42,100      1,215,638
                                                  ------------
                                                     1,604,099
                                                  ------------
CROATIA -- 0.4%
  Pliva D.D. -- GDR 144A..........       79,100        806,820
                                                  ------------
CZECH REPUBLIC -- 1.7%
  Ceske Radiokomunikace -- GDR
    144A*.........................       39,700      1,434,163
  Komercni Banka AS -- ADR*.......      195,600      1,677,270
                                                  ------------
                                                     3,111,433
                                                  ------------
EGYPT -- 1.3%
  Al-Ahram Beverages Co. -- GDR
    144A*.........................       36,500      1,090,438
  Mobinil-Egyptian Mobile Phone
    Services*.....................       52,700      1,235,385
  Orascom Hotel Holdings*.........        4,818         15,530
                                                  ------------
                                                     2,341,353
                                                  ------------
GREECE -- 6.3%
  Alpha Credit Bank S.A.*.........       33,800      2,711,494
  Commercial Bank Of Greece
    S.A.*.........................       15,150      1,399,504
  Hellenic Telecommunications Co.
    S.A. -- GDR*..................       85,600        957,650
  Intracom S.A....................       16,680      1,416,492
  National Bank of Greece S.A.....       18,910      1,513,927
  Titan Cement Co. AS.............       32,200      3,756,249
                                                  ------------
                                                    11,755,316
                                                  ------------
HONG KONG -- 3.6%
  Beijing Enterprises Holdings,
    Ltd.
    Cl. H*........................      226,000        378,228
  Cathay Pacific Airways..........      618,000      1,113,829
  China Telecom (Hong Kong), Ltd.
    Cl. H*........................      760,000      2,338,371
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
HONG KONG (CONTINUED)
  HSBC Holdings PLC*..............      164,400   $  1,878,331
  Pacific Century Cyberworks......    1,139,000        960,433
                                                  ------------
                                                     6,669,192
                                                  ------------
HUNGARY -- 2.0%
  Magyar Tavkozliesi -- ADR.......       64,900      1,768,525
  Tiszai Vegyi Kombinat...........      122,900      1,882,017
                                                  ------------
                                                     3,650,542
                                                  ------------
INDIA -- 12.2%
  Hindalco Industries, Ltd........       88,100      1,806,661
  Hindalco Industries, Ltd. -- GDR
    144A*.........................       67,400      1,841,705
  Hindustan Lever, Ltd.*..........       79,900      4,682,750
  ICICI, Ltd. -- ADR*.............       87,500      1,050,000
  Infosys Technologies, Ltd.......       46,700      7,659,250
  NIIT, Ltd.......................        1,000         65,007
  Ranbaxy Laboratories, Ltd --
    GDR*..........................       82,100      1,980,663
  Reliance Industries, Ltd.*......      683,100      3,726,142
                                                  ------------
                                                    22,812,178
                                                  ------------
INDONESIA -- 0.5%
  Gulf Indonesia Resources,
    Ltd...........................      100,900      1,015,306
                                                  ------------
ISRAEL -- 2.3%
  Bank Hapoalim, Ltd..............      751,800      1,849,897
  Leumi Bank Le Israel............      807,500      1,405,775
  Matav-Cable Systems Media
    Ltd...........................       50,100      1,054,823
                                                  ------------
                                                     4,310,495
                                                  ------------
MEXICO -- 12.4%
  Alfa, S.A.*.....................      623,000      2,636,244
  Carso Global Telecom S.A........      394,000      2,183,620
  Cemex S.A. -- ADR*..............      135,400      3,266,525
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. B*...      928,000      2,233,991
  Corporacion Interamericana de
    Entretenimiento S.A. Cl. L*...      294,000        692,024
  Grupo Carso S.A.................      497,000      2,073,824
  Grupo Televisa S.A..............        5,000         99,289
  Grupo Televisa S.A. -- GDR
    144A*.........................      104,500      4,173,468
  Telefonos de Mexico S.A. Cl.
    L -- ADR*.....................       81,300      5,792,625
                                                  ------------
                                                    23,151,610
                                                  ------------
PHILIPPINES -- 0.5%
  Philippine Long Distance
    Telephone Co. -- ADR..........       29,800        648,150
  SM Prime Holdings, Inc..........    1,978,000        333,697
                                                  ------------
                                                       981,847
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
POLAND -- 0.9%
  Elektrim S.A....................      119,900   $  1,106,094
  Softbank S.A. -- GDR............       25,900        653,975
                                                  ------------
                                                     1,760,069
                                                  ------------
SINGAPORE -- 5.8%
  Datacraft Asia, Ltd.............    1,003,000      4,413,200
  DBS Group Holdings, Ltd.*.......       88,388        987,575
  Elec & Eltek International
    Co............................      264,000      1,024,320
  Natsteel Electronics, Ltd.......      305,000      1,138,930
  Pacific Century Regional*.......      171,000      1,086,034
  Venture Manufacturing, Ltd......      252,000      2,193,237
                                                  ------------
                                                    10,843,296
                                                  ------------
SOUTH KOREA -- 16.0%
  Housing & Commercial Bank.......       73,690      1,423,522
  Hyundai Motor Co., Ltd..........      115,490      2,387,648
  Hyundai Motor Co., Ltd. --
    GDR*..........................       43,000        424,625
  Korea Telecom Corp..............       24,180      1,492,740
  Korea Telecom Corp. -- ADR*.....       59,049      2,184,813
  L.G. Chemicals, Ltd.............      105,010      3,047,146
  LG Electronics Co...............      106,380      3,567,862
  Pohang Iron & Steel Co.,
    Ltd. -- ADR...................      140,000      4,383,750
  Samsung Corp....................      186,210      2,724,651
  Samsung Electronics.............       31,997      5,181,594
  Shinhan Bank....................      145,150      1,348,290
  Shinhan Bank -- GDR*............       91,500      1,674,450
                                                  ------------
                                                    29,841,091
                                                  ------------
SOUTH AFRICA -- 4.1%
  Anglo American Corp. PLC........       36,400      2,039,613
  De Beers Centenary Link Units...      113,200      3,113,000
  Investec Group, Ltd.............       35,600      1,157,000
  Nedcor, Ltd.*...................       66,100      1,295,560
                                                  ------------
                                                     7,605,173
                                                  ------------
TAIWAN -- 11.1%
  ASE Test, Ltd.*.................       81,900      1,986,075
  Asustek Computer, Inc...........      176,800      1,757,710
  Cathay Life Insurance Co........       16,200         41,793
  China Steel Corp................    1,200,000        974,044
  China Steel Corp. -- GDR........       67,300      1,340,953
  Hon Hai Precision Industry Co.,
    Ltd...........................      610,800      3,997,055
  Taiwan Semiconductor -- ADR.....    1,615,000      6,783,152
  United World Chinese Commercial
    Bank..........................    1,378,000      1,669,121
                                      NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
TAIWAN (CONTINUED)
  Windbond Electronics Corp. --
    GDR 144A*.....................      113,500   $  2,082,725
                                                  ------------
                                                    20,632,628
                                                  ------------
TURKEY -- 3.9%
  Adana Cimento A.................   24,854,000        495,561
  Akbank TAS......................          500              7
  Eregli Demir Ve Celik
    Fabrikalari TAS...............  112,640,000      2,563,273
  Haci Omer Sabanci Holding AS....   35,870,000        932,880
  Migros Turk TAS.................    3,878,000      1,680,935
  Turk Sise Ve Cam Fabrikalari
    AS............................   97,322,000      1,033,523
  Yapi ve Kredi Bankasi...........   44,432,000        606,666
                                                  ------------
                                                     7,312,845
                                                  ------------
UNITED KINGDOM -- 3.3%
  Antofagasta Holdings PLC*.......      339,400      2,213,406
  Billiton PLC*...................      956,000      4,006,819
                                                  ------------
                                                     6,220,225
                                                  ------------
UNITED STATES -- 0.9%
  Freeport-McMoran Copper & Gold,
    Inc. Cl. B....................       96,300      1,498,669
  Starmedia Network, Inc.*........       10,000        367,188
                                                  ------------
                                                     1,865,857
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $171,328,302).........................    185,280,246
                                                  ------------

                                     PRINCIPAL
                                      AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 1.6%
--------------------------------------------------------------
  Kellogg Co.
    5.622%, 10/01/99
    (Cost: $2,986,540)............  $ 2,987,000      2,986,540
                                                  ------------

TOTAL INVESTMENTS -- 100.8%
  (Cost: $174,314,842)........................   188,266,786
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (0.8%)..............................    (1,563,251)
                                                ------------
NET ASSETS -- 100.0%..........................  $186,703,535
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Airlines........................        0.6%
Auto Manufacturers..............        1.5
Beverages - Alcoholic...........        0.6
Broadcasting....................        2.3
Building Materials..............        2.3
Building Products...............        1.7
Chemicals.......................        4.6
Computer Software...............        4.1
Cosmetics & Personal Products...        2.5
Distribution/Wholesale..........        1.5
Diversified Financial
  Services......................        2.2
Diversified Operations..........        2.1
Drugs/Pharmaceuticals...........        0.4
Electric........................        2.1
Electronic
  Components/Semiconductors.....       11.0
Electronics.....................        4.9
Entertainment...................        1.6
Food............................        1.1

                                  PERCENTAGE OF
INDUSTRY                           NET ASSETS
--------                          -------------
Housewares......................        0.6%
Information Technology..........        0.2
Medical Products................        1.1
Metals..........................        2.8
Mining..........................        8.1
Miscellaneous Manufacturing.....        1.1
Money Center Banks..............       12.9
Oil & Gas Producers.............        3.2
Paper & Related Products........        1.0
Real Estate.....................        0.2
Steel...........................        5.7
Telecommunications..............       14.8
Telecommunications Equipment....        0.8
Television......................        1.2
Liabilities in Excess of Other
  Assets........................       (0.8)
                                      -----
NET ASSETS......................      100.0%
                                      -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; ANDREW B. GALLAGHER, Partner, Portfolio Manager; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; KENNETH H. LEE, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst.

  GOAL: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of large US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

  MARKET OVERVIEW: Optimism about the robust US economy, strong corporate profits and low inflation contributed to gains among US large-cap stocks. During the period, large-cap indices reached record highs, with the Dow Jones Industrial Average (DJIA) surpassing 11,000 for the first time on May 3.

  The six-month period was characterized by volatility, with market highs often followed by investor uncertainty over potential interest-rate hikes. Technology stocks were favorites in all capitalization segments during the period as the powerful long-term growth potential in the sector attracted investors into various technology industries.

  Following a brief period of underperformance in April and May, growth stocks outperformed value stocks throughout much of the period.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 10.3% versus 0.0% for the Russell 1000 Growth Index.

  PORTFOLIO SPECIFICS: Stocks with strong earnings visibility and solid fundamentals, particularly within the technology sector, were strong contributors to the fund's outperformance relative to its benchmark during the period.

  Among the top-performing holdings were technology companies including Sprint PCS, Sun Microsystems, Cisco Systems, Sony and Qualcomm. By the end of the period we had increased our weighting in the technology sector on a stock-by-stock basis to 38.7% -- up from 20.3% at the beginning of the period.

  Due to eroding earnings projections, we continued to reduce our exposure on a stock-specific basis among retail stocks, including Dayton Hudson. In addition, as a result of our bottom-up process, we trimmed exposure to consumer services and utilities and increased our exposure in oil-related industries.

  MARKET OUTLOOK: In an environment with subdued inflation, low interest rates, and global economic recovery, we continue to find promising companies with exceptional earnings growth in the large-cap segment. We expect stocks with the strongest earnings growth rates to continue attracting investor attention.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND RETIREMENT SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN LARGE CAP GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                           82.92%                             As of 09/30/99                       50.02%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LARGE CAP GROWTH FUND RETIREMENT SHARES
                                                    Russell 1000 Growth Index
Date
27-Dec-96                                10,000.00                  10,000.00
31-Dec-96                                 9,896.80                   9,847.39
31-Jan-97                                10,897.83                  10,538.08
28-Feb-97                                10,712.07                  10,466.42
31-Mar-97                                10,402.48                   9,899.98
30-Apr-97                                10,794.63                  10,557.34
31-May-97                                12,002.06                  11,319.26
30-Jun-97                                12,445.82                  11,772.03
31-Jul-97                                13,993.81                  12,812.68
31-Aug-97                                13,673.89                  12,063.14
30-Sep-97                                14,365.33                  12,656.77
31-Oct-97                                14,344.69                  12,188.47
30-Nov-97                                14,169.25                  12,706.11
31-Dec-97                                14,416.92                  12,848.42
31-Jan-98                                14,623.32                  13,232.59
28-Feb-98                                15,964.91                  14,227.94
31-Mar-98                                16,945.30                  14,795.07
30-Apr-98                                17,481.94                  14,999.83
31-May-98                                17,038.18                  14,574.14
30-Jun-98                                18,266.25                  15,466.80
31-Jul-98                                17,874.10                  15,364.41
31-Aug-98                                14,891.64                  13,058.21
30-Sep-98                                16,738.91                  14,061.35
31-Oct-98                                17,987.62                  15,191.88
30-Nov-98                                19,700.72                  16,347.98
31-Dec-98                                23,116.62                  17,822.57
31-Jan-99                                25,717.23                  18,868.75
28-Feb-99                                25,170.28                  18,006.45
31-Mar-99                                27,760.58                  18,955.39
30-Apr-99                                29,205.37                  18,980.03
31-May-99                                29,411.76                  18,397.34
30-Jun-99                                30,650.15                  19,685.16
31-Jul-99                                30,237.36                  19,059.17
31-Aug-99                                30,051.60                  19,369.84
30-Sep-99                                30,619.20                  18,963.07

This graph compares a $10,000 investment in the Large Cap Growth Fund Retirement Shares with the Russell 1000 Growth Index, on a cumulative and average annual total return basis. The Retirement Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds), adjusted to reflect fees and operating expenses. The Fund's Retirement Shares were first available on 5/21/99. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                        NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 97.7%
--------------------------------------------------------------
APPAREL -- 3.0%
  Nike, Inc. Cl. B..................      17,700   $ 1,006,688
                                                   -----------
AUDIO/VIDEO PRODUCTS -- 3.4%
  Sony Corp.........................       7,600     1,140,475
                                                   -----------
BIOTECHNOLOGY -- 6.3%
  Amgen, Inc.*......................      13,300     1,083,950
  Genentech, Inc.*..................       6,800       994,925
                                                   -----------
                                                     2,078,875
                                                   -----------
BROADCASTING -- 10.0%
  AT&T Corp. -- Liberty Media Group
    Cl. A*..........................      30,700     1,139,738
  CBS Corp..........................      20,500       948,125
  Comcast Corp. -- Special Cl. A*...      30,200     1,204,225
                                                   -----------
                                                     3,292,088
                                                   -----------
COMPUTER SOFTWARE -- 7.6%
  Microsoft Corp.*..................      10,300       932,794
  Oracle Corp.*.....................      23,900     1,087,450
  SAP AG............................      13,200       498,300
                                                   -----------
                                                     2,518,544
                                                   -----------
COMPUTERS -- 6.2%
  Dell Computer Corp.*..............      20,900       873,881
  Sun Microsystems, Inc.*...........      12,600     1,171,800
                                                   -----------
                                                     2,045,681
                                                   -----------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 4.6%
  Intel Corp........................       6,500       483,031
  Texas Instuments, Inc.............      12,700     1,044,575
                                                   -----------
                                                     1,527,606
                                                   -----------
ELECTRONICS -- 3.0%
  Solectron Corp.*..................      14,000     1,005,375
                                                   -----------
INTERNET SOFTWARE -- 3.5%
  America Online, Inc.*.............      11,000     1,144,000
                                                   -----------
LEISURE/GAMING -- 3.5%
  MGM Grand, Inc.*..................      22,600     1,156,838
                                                   -----------
MEDICAL PRODUCTS & SUPPLIES -- 2.9%
  Johnson & Johnson.................      10,600       973,875
                                                   -----------
MISCELLANEOUS MANUFACTURING -- 3.0%
  Tyco International Ltd............       9,500       980,875
                                                   -----------
NETWORKING PRODUCTS -- 3.2%
  Cisco Systems, Inc.*..............      15,600     1,069,575
                                                   -----------
                                        NUMBER
                                      OF SHARES       VALUE
--------------------------------------------------------------
OIL & GAS PRODUCERS -- 2.7%
  EOG Resources, Inc................      42,100   $   894,625
                                                   -----------
OIL FIELD SERVICES -- 4.7%
  Halliburton Co....................      20,500       840,500
  Weatherford International,
    Inc.*...........................      22,000       704,000
                                                   -----------
                                                     1,544,500
                                                   -----------
PAPER & RELATED PRODUCTS -- 2.1%
  International Paper Co............      14,300       687,294
                                                   -----------
PIPELINES -- 2.5%
  Williams Cos., Inc................      22,200       831,112
                                                   -----------
RETAIL-BUILDING PRODUCTS -- 1.5%
  Home Depot, Inc...................       7,400       507,824
                                                   -----------
RETAIL-DISCOUNT -- 3.3%
  Wal-Mart Stores, Inc..............      22,800     1,084,424
                                                   -----------
TELECOMMUNICATIONS -- 8.3%
  ALLtel Corp.......................       9,700       682,638
  MCI WorldCom, Inc.*...............      12,200       876,875
  Sprint Corp. -- PCS Group.........      15,900     1,185,544
                                                   -----------
                                                     2,745,057
                                                   -----------
TELECOMMUNICATIONS EQUIPMENT -- 12.4%
  Lucent Technologies, Inc..........      15,015       974,098
  Motorola, Inc.....................       9,900       871,200
  Nokia OYJ -- ADR..................      12,800     1,149,600
  Qualcomm, Inc.*...................       5,900     1,116,206
                                                   -----------
                                                     4,111,104
                                                   -----------
TOTAL COMMON STOCK
  (Cost: $30,222,003)...........................    32,346,435
                                                   -----------

                                      PRINCIPAL
                                        AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 3.0%
--------------------------------------------------------------
  Kellogg Co.
    5.616% 10/01/99
    (Cost: $987,848)................  $  988,000       987,848
                                                   -----------

TOTAL INVESTMENTS -- 100.7%
  (Cost: $31,209,851)..........................   33,334,283
LIABILITIES IN EXCESS OF OTHER ASSETS --
(0.7%).........................................     (241,766)
                                                 -----------
NET ASSETS -- 100.0%...........................  $33,092,517
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MID CAP GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; ANDREW
B. GALLAGHER, Partner, Portfolio Manager; TRISHA C. SCHUSTER, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager; THOMAS J. SMITH, CFA, Investment Analyst.

  GOAL: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in US securities with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase.

  MARKET OVERVIEW: Optimism about the robust US economy, strong corporate profits and low inflation levels contributed to US indices reaching record highs during the six-month period ended September 30, 1999. During the period, investors recognized the strong earnings growth rates within the mid-cap segment, spurring gains.

  The period was characterized by volatility, with market highs often followed by sharp declines amid investor uncertainty over potential interest-rate hikes. Technology stocks were favorites in all capitalization segments during the period as the powerful long-term growth potential in the sector attracted investors into various technology industries.

  With the exception of a brief period in April and May, growth stocks outperformed value stocks. While many value-oriented companies assumed market leadership after being hard-hit by the Asian economic crisis in 1997, growth-oriented companies returned to favor for the remainder of the period.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 7.5% versus 4.9% for the Russell Midcap Growth Index.

  PORTFOLIO SPECIFICS: Stock selection, especially in the technology sector, was responsible for much of the fund's outperformance relative to its benchmark. For example, among the best-performing holdings during the period were wireless technology companies Voicestream Wireless and Sprint PCS; software company Veritas Software; internet company RealNetworks Inc; communications semiconductor chip makers Applied Micro Circuits, Conexant Systems, and LSI Logic; as well as fiber optics technology company JDS Uniphase.

  During the period, we increased exposure to the technology sector on stock-by-stock basis to more than 40% from 24% on March 31.

  During the period, we significantly reduced our exposure on a company-by-company basis in the financial services and retail trade industries due to concerns over the sustainability of earnings growth.

  MARKET OUTLOOK: The fundamental strengths within the mid-cap segment of the market continue to inspire optimism. Earnings growth remains strong and valuations, relative to large-cap stocks are near historic lows. We expect stocks with the strongest earnings growth rates will continue to attract investor recognition.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND RETIREMENT SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN MID CAP GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                             As of 09/30/99
                           1 YEAR                                5 YEARS                        10 YEARS
                           53.02%                                20.50%                          17.43%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MID CAP GROWTH FUND RETIREMENT SHARES=  RUSSELL MID-CAP GROWTH INDEX
30-Sep-85                               10,000.00
31-Dec-85                               12,453.99                     10,000.00
31-Dec-86                               16,564.42                     11,755.04
31-Dec-87                               17,055.21                     12,079.37
31-Dec-88                               19,202.45                     13,640.50
31-Dec-89                               25,644.17                     17,935.18
31-Dec-90                               25,766.87                     17,014.58
31-Dec-91                               40,000.00                     25,016.75
31-Dec-92                               45,276.07                     27,196.19
31-Dec-93                               54,110.43                     30,240.33
31-Dec-94                               48,282.21                     29,585.30
31-Dec-95                               66,748.47                     39,641.61
31-Dec-96                               77,546.01                     46,571.16
31-Dec-97                               90,245.40                     57,066.70
31-Dec-98                              103,190.18                     67,260.95
30-Sep-99                              126,073.62                     72,964.86

This graph compares a $10,000 investment in Mid Cap Growth Fund Retirement Shares with the Russell Mid Cap Growth Index, on a cumulative and average annual total return basis. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement on 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies. The Retirement shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds), adjusted to reflect fees and operating expenses. The Fund's Retirement shares were first available on 5/21/99. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Russell Mid Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The average market capitalization is $4 billion. The Russell Mid Cap Growth Index is considered generally representative of the U.S. market for mid cap stocks. The index incepted on 12/31/85.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
MID CAP GROWTH FUND

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK -- 97.6%
--------------------------------------------------------------
ADVERTISING -- 1.0%
  Omnicom Group, Inc...............      16,200   $  1,282,838
                                                  ------------
AUTO EQUIPMENT -- 0.4%
  Gentex Corp.*....................      26,700        551,521
                                                  ------------
APPLICATIONS SOFTWARE -- 1.3%
  BroadVision, Inc.*...............       5,600        745,150
  Peregrine Systems, Inc.*.........      23,100        941,325
                                                  ------------
                                                     1,686,475
                                                  ------------
BIOTECHNOLOGY -- 6.0%
  Biogen, Inc.*....................      13,100      1,032,444
  Genentech, Inc.*.................      11,500      1,682,594
  Genzyme Corp. -- General
    Division*......................      17,700        797,606
  Gilead Sciences, Inc.*...........      18,800      1,206,725
  Immunex Corp.*...................      12,400        537,850
  Medimmune, Inc.*.................      26,700      2,660,821
                                                  ------------
                                                     7,918,040
                                                  ------------
BROADCASTING -- 5.0%
  Hispanic Broadcasting Corp.*.....      12,900        982,012
  Insight Communications Co.,
    Inc.*..........................      32,700        936,037
  Univision Communications, Inc.
    Cl. A*.........................      17,200      1,399,650
  USA Networks, Inc.*..............      53,700      2,080,875
  Westwood One, Inc................      28,100      1,268,012
                                                  ------------
                                                     6,666,586
                                                  ------------
COMPUTERS -- 1.1%
  Apple Computer, Inc..............      22,200      1,405,538
                                                  ------------
COMPUTER SERVICES -- 2.0%
  Computer Sciences Corp.*.........      24,800      1,743,750
  Qlogic Corp.*....................      13,000        907,562
                                                  ------------
                                                     2,651,312
                                                  ------------
COMPUTER SOFTWARE -- 6.2%
  BMC Software, Inc.*..............      25,400      1,817,688
  Mercury Interactive Corp.*.......      19,700      1,271,881
  VeriSign, Inc.*..................      18,200      1,938,300
  Veritas Software Corp.*..........      42,300      3,212,156
                                                  ------------
                                                     8,240,025
                                                  ------------
CONTRACT DRILLING -- 1.3%
  Global Marine, Inc.*.............     102,400      1,683,200
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
  Concord EFS, Inc.*...............      42,300        872,438
                                                  ------------
DRUGS/PHARMACEUTICALS -- 0.9%
  Forest Laboratories, Inc. Cl.
    A*.............................      29,800      1,255,325
                                                  ------------
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
ELECTRIC -- 1.9%
  AES Corp.........................      31,300   $  1,846,700
  Calpine Corp.*...................       7,700        654,981
                                                  ------------
                                                     2,501,681
                                                  ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 10.4%
  Applied Micro Circuits Corp.*....      28,800      1,641,600
  Broadcom Corp.*..................      11,100      1,209,900
  Conexant Systems, Inc.*..........      30,100      2,186,951
  Lam Research Corp.*..............      16,300        994,300
  LSI Logic Corp.*.................      45,100      2,322,650
  PMC-Sierra, Inc.*................      17,800      1,646,500
  Vitesse Semiconductor Corp.*.....      18,000      1,536,750
  Xilinx, Inc.*....................      33,400      2,188,742
                                                  ------------
                                                    13,727,393
                                                  ------------
ELECTRONICS -- 1.7%
  General Instruments Corp.*.......      30,100      1,448,563
  Teradyne, Inc.*..................      24,600        867,150
                                                  ------------
                                                     2,315,713
                                                  ------------
ENTERTAINMENT -- 0.5%
  SFX Entertainment, Inc. Cl. A*...      23,600        719,800
                                                  ------------
INTERNET CONTENT -- 4.9%
  CMGI, Inc.*......................      16,200      1,660,500
  Doubleclick, Inc.*...............       6,500        774,312
  Inktomi Corp.*...................       8,300        996,259
  Internet Capital Group, Inc.*....      11,500      1,010,562
  Network Solutions, Inc. Cl. A*...      21,900      2,012,063
                                                  ------------
                                                     6,453,696
                                                  ------------
INTERNET SOFTWARE -- 7.1%
  At Home Corp. Series A*..........      26,000      1,077,375
  Covad Communications Group,
    Inc.*..........................      19,600        854,438
  Exodus Communications, Inc.*.....      22,200      1,599,788
  Internap Network Services
    Corp.*.........................      11,000        490,875
  Phone.com, Inc.*.................       5,100        772,650
  PSINet, Inc.*....................      22,200        798,507
  RealNetworks, Inc.*..............      23,200      2,425,850
  Vignette Corp.*..................      16,100      1,457,050
                                                  ------------
                                                     9,476,533
                                                  ------------
LEISURE/GAMING -- 0.9%
  Royal Caribbean Cruises, Ltd.....      25,900      1,165,500
                                                  ------------
MEDICAL INFORMATION SYSTEMS -- 0.5%
  IMS Health, Inc..................      31,200        711,750
                                                  ------------
MEDICAL SUPPLIES/EQUIPMENT -- 3.1%
  Medical Manager Corp.*...........      19,200        955,200
  MiniMed, Inc.*...................      12,600      1,237,950
  Visx, Inc.*......................      24,000      1,898,251
                                                  ------------
                                                     4,091,401
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
COMMON STOCK (Continued)
--------------------------------------------------------------
NETWORKING PRODUCTS -- 3.1%
  Extreme Networks, Inc.*..........      22,500   $  1,424,531
  Foundry Networks, Inc.*..........       1,500        189,000
  Network Appliance, Inc.*.........      35,000      2,506,875
                                                  ------------
                                                     4,120,406
                                                  ------------
OIL & GAS PRODUCERS -- 1.8%
  Apache Corp......................      42,700      1,844,106
  EOG Resources, Inc...............      26,700        567,375
                                                  ------------
                                                     2,411,481
                                                  ------------
OIL & GAS SERVICES -- 5.2%
  BJ Services Co.*.................      41,300      1,313,856
  ENSCO International, Inc.........      78,900      1,425,131
  Global Industries, Ltd.*.........       2,900         23,563
  Rowan Companies, Inc.............      71,500      1,161,875
  Smith International, Inc.........      47,400      1,919,700
  Weatherford International,
    Inc.*..........................      34,700      1,110,400
                                                  ------------
                                                     6,954,525
                                                  ------------
OPTICAL SUPPLIES -- 2.2%
  Allergan, Inc....................      12,400      1,364,000
  Bausch & Lomb, Inc...............      24,500      1,615,469
                                                  ------------
                                                     2,979,469
                                                  ------------
PACKAGING & CONTAINERS -- 0.9%
  Smurfit-Stone Container Corp.*...      55,200      1,193,700
                                                  ------------
PRINTERS & RELATED PRODUCTS -- 1.3%
  Lexmark International Group, Inc.
    Cl. A*.........................      21,800      1,754,900
                                                  ------------
RETAIL-APPAREL -- 2.6%
  Abercrombie & Fitch Co. Cl. A*...      20,200        688,062
  American Eagle Outfitters,
    Inc.*..........................      15,100        731,406
  Childrens Place, Inc.*...........      21,900        583,088
  Pacific Sunwear California,
    Inc.*..........................      50,200      1,407,166
                                                  ------------
                                                     3,409,722
                                                  ------------
RETAIL-CONSUMER ELECTRONICS -- 3.1%
  Best Buy, Inc.*..................      32,800      2,035,650
  Circuit City Stores..............      48,900      2,062,969
                                                  ------------
                                                     4,098,619
                                                  ------------
RETAIL-DEPARTMENT STORE -- 0.7%
  Kohls Corp.......................      13,500        892,688
                                                  ------------
RETAIL-OFFICE SUPPLIES -- 0.6%
  Avery Dennison Corp..............      14,800        780,700
                                                  ------------
                                       NUMBER
                                     OF SHARES       VALUE
--------------------------------------------------------------
SEMICONDUCTORS -- 4.4%
  Analog Devices, Inc.*............      30,900   $  1,583,625
  JDS Uniphase Corp.*..............      20,900      2,378,681
  Maxim Integrated Products,
    Inc.*..........................      13,600        858,076
  Sanmina Corp.*...................      12,400        959,450
                                                  ------------
                                                     5,779,832
                                                  ------------
TELECOMMUNICATIONS -- 11.7%
  CIENA Corp.*.....................      65,800      2,401,700
  Crown Castle International
    Corp.*.........................      60,400      1,130,616
  Metromedia Fiber Network, Inc.
    Cl. A*.........................      25,600        627,200
  Nextel Communications, Inc. Cl.
    A*.............................      17,500      1,186,719
  NEXTLINK Communications, Inc.
    Cl. A*.........................      20,600      1,067,982
  McLeodUSA, Inc.*.................      30,400      1,293,900
  Sprint Corp. -- PCS Group........      17,000      1,267,563
  Voicestream Wireless Corp.*......      68,800      4,246,253
  Winstar Communications, Inc.*....      58,600      2,289,062
                                                  ------------
                                                    15,510,995
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 2.5%
  Comverse Technology, Inc.*.......      12,900      1,216,631
  Qualcomm, Inc.*..................       3,600        681,075
  RF Micro Devices, Inc.*..........      30,400      1,390,800
                                                  ------------
                                                     3,288,506
                                                  ------------
TELECOMMUNICATIONS SERVICES -- 0.6%
  Time Warner Telecom, Inc. Cl.
    A*.............................      36,300        757,763
                                                  ------------
TOTAL COMMON STOCK
  (Cost: $111,066,696).........................    129,310,071
                                                  ------------

                                     PRINCIPAL
                                       AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 3.1%
--------------------------------------------------------------
  Pitney Bowes, Inc.
    5.676%, 10/01/99
    (Cost: $4,128,358).............  $4,129,000      4,128,358
                                                  ------------

TOTAL INVESTMENTS -- 100.7%
  (Cost: $115,195,054)........................   133,438,429
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (0.7%)..............................      (891,513)
                                                ------------
NET ASSETS -- 100.0%..........................  $132,546,916
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; THOMAS BLEAKLEY, Partner, Portfolio Manager; JOHN C. MCCRAW, Portfolio Manager; AARON HARRIS, Portfolio Manager; PAUL E. CLUSKEY, Portfolio Manager; TRAVIS PRENTICE, Investment Analyst.

  GOAL: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: Optimism about the robust US economy, strong corporate profits and low inflation contributed to US indices reaching record highs during the six-month period ended September 30, 1999.

  During the period, the strong earnings growth rates among small caps earned increasing investor recognition. Growth stocks outperformed value stocks across all market capitalization segments.

  Spurred by gains among technology stocks, smaller caps outperformed large caps during the period and significantly narrowed their year-to-date relative underperformance gap.

  On March 31, the Russell 2000 Index's year-to-date return of -5.4% trailed the S&P 500's gain of 5.0% by 1,041 basis points. As of September 30, the difference in year-to-date returns between the two indices was trimmed to 299 basis points.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund gained 17.1% versus 9.1% for the Russell 2000 Growth Index.

  PORTFOLIO SPECIFICS: Stock selection, especially within the technology sector, helped the fund outperform its benchmark during the period. Among the strongest performers were technology companies such as Qlogic, Applied Micro Circuits and Mercury Interactive.

  Another top performer for the fund was Minimed Inc., a medical device company whose technologies are projected to revolutionize the treatment of diabetes.

  During the period, we slightly increased our weighting in the technology sector on a stock-by-stock basis to 42% from 38% on March 31.

  During the period, we decreased our weightings in the financial services industry, as well as in the healthcare services industry.

  MARKET OUTLOOK: The fundamental strengths within the small-cap segment of the market and small caps' outperformance versus large caps during the period inspire optimism. Moderate economic growth, low inflation and low interest rates also bode well for smaller caps.

  Our bottom-up stock selection continues to uncover promising opportunities with strong earnings growth. We believe our approach will continue to deliver exceptional long-term appreciation.

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND RETIREMENT SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN SMALL CAP GROWTH FUND RETIREMENT SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                                                        ANNUALIZED TOTAL RETURNS
                                                             As of 09/30/99                      SINCE
                           1 YEAR                                5 YEARS                        INCEPTION
                           61.47%                                18.81%                          14.63%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           SMALL CAP GROWTH FUND RETIREMENT SHARES  RUSSELL 2000 GROWTH INDEX
Date
1-Oct-93                                 10,000.00                  10,000.00
31-Dec-93                                 9,985.67                  10,262.59
30-Jun-94                                 8,667.62                   9,227.27
31-Dec-94                                 9,598.85                  10,013.02
30-Jun-95                                11,303.72                  11,609.85
31-Dec-95                                12,979.94                  13,123.11
30-Jun-96                                15,272.21                  14,687.74
31-Dec-96                                15,372.49                  14,601.18
30-Jun-97                                16,045.85                  15,351.64
31-Dec-97                                17,163.32                  16,476.56
30-Jun-98                                18,395.42                  17,376.29
31-Dec-98                                17,836.68                  16,682.12
30-Jun-99                                22,163.32                  18,820.54
30-Sep-99                                22,693.41                  17,895.70

This graph compares a $10,000 investment in the Small Cap Growth Fund Retirement Shares with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. The Retirement Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds), adjusted to reflect fees and operating expenses. The Fund's Retirement Shares were first available on 5/21/99. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smaller securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS -- 93.0%
--------------------------------------------------------------
ADVERTISING -- 0.5%
  Flycast Communications Corp....       11,000    $    500,500
  Getty Images, Inc.*............       17,400         419,775
                                                  ------------
                                                       920,275
                                                  ------------
AEROSPACE/DEFENSE -- 0.3%
  Aeroflex, Inc..................        6,600          80,438
  L-3 Communications Holdings,
    Inc.*........................       12,100         456,775
                                                  ------------
                                                       537,213
                                                  ------------
AIRLINES -- 0.1%
  Mesaba Holdings, Inc.*.........        6,100          71,675
  Skywest, Inc...................        7,300         160,144
                                                  ------------
                                                       231,819
                                                  ------------
APPAREL -- 1.5%
  Cutter & Buck, Inc.*...........        1,050          16,341
  Fossil, Inc.*..................       15,600         422,175
  K-Swiss, Inc. Cl. A............       25,200         795,375
  Quiksilver, Inc.*..............        6,100         111,325
  Timberland Co. Cl. A...........       26,200       1,023,438
  Urban Outfitters, Inc.*........       13,200         292,050
                                                  ------------
                                                     2,660,704
                                                  ------------
APPLICATIONS SOFTWARE -- 2.2%
  Clarify, Inc.*.................       19,500         981,094
  Exchange Applications, Inc.*...        4,100         119,156
  Genesys Telecommunications
    Laboratories*................       28,800       1,315,800
  National Instruments Corp.*....       16,650         588,474
  Peregrine Systems, Inc.*.......       21,900         892,425
  Persistence Software, Inc.*....        3,500          99,969
                                                  ------------
                                                     3,996,918
                                                  ------------
AUCTIONS -- 0.2%
  Sothebys Holding, Inc. Cl. A...       15,800         407,838
                                                  ------------
AUTO-TRUCKS -- 0.1%
  Oshkosh Truck Co. Cl. B........        8,100         215,663
                                                  ------------
BEVERAGES-ALCOHOLIC -- 0.4%
  Canandaigua Brands, Inc. Cl.
    A*...........................       12,800         764,800
                                                  ------------
BIOTECHNOLOGY -- 2.8%
  Affymetrix, Inc.*..............        5,400         531,563
  Cephalon, Inc.*................       39,100         702,580
  COR Therapeutics, Inc.*........       20,900         397,100
  Gilead Sciences, Inc.*.........       20,292       1,302,493
  Imclone Systems, Inc.*.........       20,900         694,925
  Millennium Pharmaceuticals,
    Inc.*........................       17,900       1,163,500
  Trimeris, Inc.*................       11,000         183,563
                                                  ------------
                                                     4,975,724
                                                  ------------
BROADCASTING -- 3.4%
  Citadel Communications
    Corp.*.......................       25,500         870,188
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
BROADCASTING (CONTINUED)
  Cumulus Media, Inc. Cl. A*.....       13,900    $    454,356
  Entercom Communications
    Corp.*.......................       18,500         666,000
  Emmis Communications Corp. Cl.
    A*...........................       21,300       1,407,131
  Pegasus Communications Corp.
    Cl. A*.......................       15,500         699,438
  Price Communications Corp.*....       21,100         528,819
  Radio One, Inc.................        3,000         124,500
  Saga Communications, Inc. Cl.
    A*...........................       22,300         512,900
  Salem Communication, Inc. Cl.
    A*...........................       10,800         275,400
  SBS Broadcasting S.A.*.........       15,700         608,375
                                                  ------------
                                                     6,147,107
                                                  ------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.5%
  Crossmann Communities, Inc.*...       11,400         185,963
  MDC Holdings, Inc..............       13,300         215,294
  MI Schottenstein Homes, Inc....       15,000         247,500
  Ryland Group, Inc..............       10,500         238,875
                                                  ------------
                                                       887,632
                                                  ------------
CHEMICALS -- 0.3%
  MacDermid, Inc.................       10,300         350,844
  Spartech Corp..................        8,600         252,088
                                                  ------------
                                                       602,932
                                                  ------------
COMMUNICATIONS SOFTWARE -- 0.3%
  AVT Corp.*.....................       16,800         514,500
                                                  ------------
COMPUTER SOFTWARE -- 5.7%
  Advantage Learning Systems,
    Inc.*........................       12,700         236,538
  BindView Development Corp.*....       22,000         433,125
  Broadbase Software, Inc.*......        3,000          47,813
  Business Objects S.A. --
    ADR*.........................       17,900       1,056,100
  CBT Group Public Ltd., Co.*....       34,600         852,025
  E.Piphany, Inc.*...............        2,500         121,875
  Gadzoox Networks, Inc.*........        8,800         474,100
  Harbinger Corp.*...............       37,000         624,375
  ISS Group, Inc.*...............       35,400         964,650
  Kana Communications, Inc.*.....        4,000         199,500
  Macromedia, Inc.*..............       20,900         854,288
  Mercury Interactive Corp.*.....       62,500       4,035,156
  Proxicom, Inc.*................        5,500         321,750
  Quest Software, Inc.*..........        1,000          46,500
  Scient Corp.*..................        1,300          83,200
                                                  ------------
                                                    10,350,995
                                                  ------------
COMPUTERS -- 2.3%
  Affiliated Computer Services,
    Inc.
    Cl. A*.......................       18,100         735,313
  Globix Corp.*..................        3,900         182,325
  IXL Enterprises, Inc.*.........       12,100         428,794
  Network Appliance, Inc.*.......       10,800         773,550
  Visual Networks, Inc.*.........       22,800         967,575
  Xircom, Inc....................       24,400       1,041,575
                                                  ------------
                                                     4,129,132
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
CONSUMER SERVICES -- 0.3%
  Forrester Research, Inc........        6,700    $    261,300
  Western Resources Corp.........       10,800         201,825
                                                  ------------
                                                       463,125
                                                  ------------
CRUISE LINES -- 0.1%
  American Classic Voyages Co....       11,600         266,075
                                                  ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 1.7%
  Advanced Digital Information...       10,400         289,250
  Factset Research Systems,
    Inc..........................        7,000         398,125
  Fundtech, Ltd.*................       20,100         448,481
  Polycom, Inc.*.................       12,900         614,765
  Reynolds & Reynolds Co. Cl.
    A............................       30,200         615,325
  Sandisk Corp.*.................        4,900         319,419
  TSI International Software,
    Ltd..........................       15,200         412,300
                                                  ------------
                                                     3,097,665
                                                  ------------
DIVERSIFIED FINANCIAL SERVICES -- 1.9%
  Affiliated Managers Group*.....        9,100         247,975
  Century Business Services*.....       40,300         468,488
  City National Corp.............       10,600         355,763
  E-Loan, Inc.*..................          800          17,250
  Hambrecht & Quist, Inc.*.......       16,400         802,575
  Metris Cos., Inc...............       18,300         538,706
  NCO Group, Inc.*...............       19,600         921,200
                                                  ------------
                                                     3,351,957
                                                  ------------
DRILLING -- 1.1%
  Atwood Oceanics, Inc.*.........        6,500         198,656
  Marine Drilling, Co.*..........       43,100         681,519
  Nabors Industries*.............       18,400         460,000
  Precision Drilling Corp.*......       13,200         306,075
  Unit Corp......................       11,000          83,188
  UTI Energy Corp.*..............       10,600         206,038
                                                  ------------
                                                     1,935,476
                                                  ------------
DRUGS/PHARMACEUTICALS -- 3.8%
  Advance Paradigm, Inc.*........        6,600         361,350
  Alkermes, Inc.*................       17,300         498,456
  Alpharma, Inc. Cl. A...........       19,800         699,188
  Andrx Corp.*...................       10,300         602,871
  Chirex, Inc.*..................        2,600          67,113
  IDEC Pharmaceuticals Corp.*....        8,200         771,056
  Jones Medical Industries,
    Inc..........................       49,900       1,645,143
  Medicis Pharmaceutical Corp.
    Cl. A*.......................       33,700         960,450
  Medimmune, Inc.*...............        8,600         857,043
  NBTY, Inc.*....................       17,900         136,488
  Triangle Pharmaceuticals,
    Inc.*........................       10,500         202,125
                                                  ------------
                                                     6,801,283
                                                  ------------
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.9%
  C-Cube Microsystems, Inc.*.....       22,700    $    987,450
  SLI, Inc.*.....................       30,100         641,506
                                                  ------------
                                                     1,628,956
                                                  ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 10.4%
  Alpha Industries, Inc..........       19,500       1,099,921
  Applied Micro Circuits
    Corp.*.......................       17,600       1,003,200
  Burr Brown Corp.*..............       13,000         513,500
  Cypress Semiconductor Corp.*...       40,900         879,350
  Electronic Scientific
    Industries, Inc.*............       16,100         857,827
  ETEC Systems, Inc.*............       15,800         594,475
  Fairchild Semiconductor
    International Cl. A..........       13,000         305,500
  Genesis Microchip, Inc.*.......        1,600          28,300
  Globespan, Inc.*...............        1,400          88,375
  Hi/Fn, Inc.*...................       10,300       1,135,575
  Integrated Device Technology,
    Inc.*........................       25,500         471,750
  Integrated Silicon Solution*...        2,800          27,475
  International Rectifier*.......       21,100         321,775
  Kopin Corp.*...................       10,500         291,375
  LAM Research Corp.*............       16,400       1,000,400
  MEMC Electronic Materials,
    Inc.*........................       15,800         217,250
  Micrel, Inc.*..................       22,600         980,275
  MIPS Technologies, Inc.*.......       12,900         410,381
  Photronics, Inc.*..............       15,400         345,538
  Power Integrations, Inc.*......       17,000       1,177,250
  Qlogic Corp.*..................       26,200       1,830,725
  Rambus, Inc.*..................        7,500         496,875
  S3, Inc.*......................       27,600         288,075
  SDL, Inc.*.....................       14,900       1,137,056
  Semtech Corp.*.................       14,200         520,075
  Transwitch Corp................       24,550       1,399,350
  Triquint Semiconductor,
    Inc.*........................       11,400         651,938
  Varian Semiconductor Equipment
    Association, Inc.*...........       28,900         608,706
                                                  ------------
                                                    18,682,292
                                                  ------------
ELECTRONICS -- 3.7%
  Credence Systems Corp.*........       23,200       1,041,100
  CTS Corp.......................       15,300         879,750
  Cymer, Inc.*...................       21,800         756,188
  DII Group, Inc.*...............       38,000       1,337,125
  Flextronics International,
    Ltd.*........................       10,800         628,425
  Harmonic Lightwaves, Inc.*.....        2,600         340,113
  Northeast Optic Network,
    Inc.*........................        5,600         211,400
  Optical Coating Lab, Inc.*.....       10,000         920,625
  Power One, Inc.*...............       18,900         481,950
                                                  ------------
                                                     6,596,676
                                                  ------------
ENGINEERING & CONSTRUCTION -- 0.4%
  Dycom Industries, Inc.*........       13,400         565,313
  Elcor Corp.....................        4,900         122,500
                                                  ------------
                                                       687,813
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
ENTERTAINMENT -- 1.1%
  Cinar Corp. Cl. B*.............       15,800    $    477,950
  Macrovision Corp.*.............       19,300         856,438
  SFX Entertainment, Inc. Cl.
    A*...........................       19,900         606,950
                                                  ------------
                                                     1,941,338
                                                  ------------
ENTERTAINMENT SOFTWARE -- 0.1%
  Acclaim Entertainment, Inc.*...       22,200         168,582
                                                  ------------
ENVIRONMENTAL CONTROL -- 0.1%
  Casella Waste Systems, Inc. Cl.
    A*...........................       11,100         185,231
                                                  ------------
FOOD -- 0.3%
  Hain Food Group, Inc.*.........       15,400         381,150
  Michael Foods, Inc.............        8,200         215,506
                                                  ------------
                                                       596,656
                                                  ------------
HEALTH CARE -- 0.7%
  Hooper Holmes, Inc.............        8,800         225,500
  Medquist, Inc.*................       17,300         578,469
  Oxford Health Plans, Inc.*.....       29,900         373,750
                                                  ------------
                                                     1,177,719
                                                  ------------
HOME FURNISHINGS -- 1.0%
  Ethan Allen Interiors, Inc.....       28,750         914,609
  Williams Sonoma*...............       18,400         893,550
                                                  ------------
                                                     1,808,159
                                                  ------------
INFORMATION TECHNOLOGY -- 0.8%
  Starmedia Network, Inc.*.......        1,000          36,719
  Sykes Enterprises, Inc.*.......       18,400         454,250
  Whittman Hart, Inc.*...........       25,600         992,799
                                                  ------------
                                                     1,483,768
                                                  ------------
INSTRUMENTS -- 0.5%
  Microchip Technology, Inc.*....       14,600         750,075
  MOOG, Inc. Cl. A...............        7,900         228,113
                                                  ------------
                                                       978,188
                                                  ------------
INSURANCE -- 0.0%
  Quotesmith.com, Inc.*..........        5,000          35,625
                                                  ------------
INTERNET SOFTWARE -- 7.2%
  Agile Software Corp.*..........        1,800         115,200
  Allaire Corp...................        5,200         291,200
  Alteon Websystems, Inc.........        1,500         141,000
  Applied Theory Corp.*..........        2,700          32,063
  Appnet Systems, Inc.*..........        7,200         197,100
  Art Technology Group, Inc.*....        8,100         308,306
  Backweb Technologies, Ltd.*....        3,200          54,400
  Clarent Corp.*.................       15,100         769,156
  Commerce One, Inc.*............        1,000          97,719
  Concentric Network Corp.*......       18,700         379,844
  Earthweb, Inc.*................        4,700         185,650
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
INTERNET SOFTWARE (CONTINUED)
  Exodus Communications, Inc.*...        6,000    $    432,375
  F5 Networks, Inc.*.............       11,500         782,000
  Infospace.com, Inc.*...........       20,900         859,513
  Interliant, Inc.*..............        4,200          50,138
  InterVU, Inc.*.................       12,900         478,913
  ITXC Corp......................       11,800         375,388
  JFAX.com, Inc.*................        8,900          44,222
  Keynote Systems, Inc...........        7,800         195,000
  Liberate Technologies, Inc.*...        4,500         189,563
  Liquid Audio*..................       15,500         573,500
  Lycos, Inc.....................        6,800         340,850
  Mail.com, Inc.*................        5,100          73,313
  Mapquest.com, Inc.*............        9,100         108,063
  National Information
    Consortium, Inc.*............        4,700         116,031
  Netobjects, Inc.*..............        5,600          31,500
  Netopia, Inc.*.................       19,800         789,525
  Netsolve, Inc..................        2,600          46,150
  Radware, Ltd...................        3,600          99,000
  Razorfish, Inc. Cl. A*.........       11,800         513,300
  Security First Technologies
    Co.*.........................       33,600       1,306,200
  Shopnow.com, Inc...............        7,500          87,188
  Software.com, Inc.*............       11,300         484,488
  Stamps.com, Inc.*..............        4,900         170,275
  Symantec Corp.*................       20,600         740,957
  Talk.com, Inc.*................       31,900         411,708
  Tivo, Inc......................        1,800          53,888
  Verio, Inc.*...................       16,400         508,400
  Verity, Inc.*..................        7,200         495,450
  Vitria Technology, Inc.*.......        3,100         113,925
                                                  ------------
                                                    13,042,461
                                                  ------------
INVESTMENT COMPANIES -- 0.4%
  American Capital Strategies....       10,900         201,650
  SEI Investment Co.*............        5,400         482,118
                                                  ------------
                                                       683,768
                                                  ------------
LODGING -- 0.2%
  Sunterra Corp.*................       23,800         282,625
                                                  ------------
MACHINERY-CONSTRUCTION & MINING -- 0.7%
  Terex Corp.....................       41,100       1,294,650
                                                  ------------
MACHINERY-DIVERSIFIED -- 0.3%
  Kulicke & Soffa Industries.....       21,700         527,581
                                                  ------------
MEDICAL INFORMATION SYSTEMS -- 0.4%
  Cerner Corp.*..................       10,200         155,550
  Infocure Corp.*................       30,800         581,350
                                                  ------------
                                                       736,900
                                                  ------------
MEDICAL SUPPLIES/EQUIPMENT -- 1.9%
  Minimed, Inc.*.................       19,400       1,906,050
  Molecular Devices Corp.*.......       19,200         528,000
  Resmed, Inc....................       10,200         337,875

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
MEDICAL SUPPLIES/EQUIPMENT (CONTINUED)
  Varian, Inc....................       26,100    $    463,275
  Zoll Medical Corp..............        5,200         157,300
                                                  ------------
                                                     3,392,500
                                                  ------------
METAL FABRICATION/HARDWARE -- 0.3%
  Mueller Industries, Inc.*......       17,400         516,563
                                                  ------------
MISCELLANEOUS MANUFACTURING -- 0.1%
  Simpson Manufacturing, Inc.*...        5,400         253,125
                                                  ------------
NETWORK SOFTWARE -- 1.1%
  Concur Technologies, Inc.*.....        5,100         145,350
  Legato Systems, Inc.*..........       42,000       1,830,940
                                                  ------------
                                                     1,976,290
                                                  ------------
NETWORKING PRODUCTS -- 2.1%
  Ancor Communications, Inc.*....       41,900       1,016,075
  Black Box Corp.*...............       10,700         561,750
  Elbit, Ltd.....................       18,900         243,338
  Emulex Corp.*..................        6,200         532,425
  Excel Switching Corp.*.........        7,600         272,650
  Extreme Networks, Inc.*........       10,900         690,106
  MMC Networks, Inc.*............       15,200         474,050
                                                  ------------
                                                     3,790,394
                                                  ------------
OILFIELD SERVICES/EQUIPMENT -- 0.7%
  Maverick Tube Corp.*...........        2,900          48,213
  Pride International, Inc.*.....       55,600         788,825
  Smith International, Inc.*.....       11,800         477,900
                                                  ------------
                                                     1,314,938
                                                  ------------
OIL & GAS PRODUCERS -- 0.9%
  Barrett Resources Corp.*.......       22,700         838,481
  Chieftain International,
    Inc..........................        5,300         100,700
  Forest Oil Corp................       13,200         225,225
  Louis Dreyfus Natural Gas
    Corp.*.......................       10,600         227,238
  Stone Energy Corp.*............        6,000         305,250
                                                  ------------
                                                     1,696,894
                                                  ------------
OIL & GAS SERVICES -- 1.3%
  BJ Services, Co.*..............       23,700         753,956
  CAL Dive International,
    Inc.*........................       15,400         527,450
  Global Industries, Ltd.*.......       48,800         396,500
  Pool Energy Services, Co.......        2,500          61,563
  Seitel, Inc.*..................       10,500         102,375
  Tuboscope, Inc.*...............       28,000         348,250
  Varco International, Inc.......       11,900         145,031
                                                  ------------
                                                     2,335,125
                                                  ------------
OPTICAL RECOGNITION SOFTWARE -- 0.0%
  Optimal Robotics Corp. Cl.
    A*...........................        3,300          59,400
                                                  ------------
OTHER COMMERCIAL SERVICES -- 2.9%
  Korn-Ferry International*......       22,600         521,213
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
OTHER COMMERCIAL SERVICES (CONTINUED)
  Lason, Inc.*...................       19,900    $    886,171
  Luminant Worldwide Corp.*......        2,500          76,875
  National Equipment Services,
    Inc..........................        8,000          81,500
  Newgen Results Corp.*..........        1,300          14,138
  NOVA Corp.*....................       33,700         842,500
  On Assignment, Inc.*...........       10,300         247,200
  Personnel Group Of America,
    Inc.*........................        3,500          21,875
  Prepaid Legal Services,
    Inc.*........................       14,800         582,750
  Probusiness Service, Inc.*.....       10,300         276,813
  Profit Recovery Group
    International, Inc.*.........       11,300         504,263
  USWeb Corp.*...................       32,500       1,115,156
                                                  ------------
                                                     5,170,454
                                                  ------------
PRINTING-COMMERCIAL -- 1.6%
  Consolidated Graphics, Inc.*...       22,900         964,663
  Electronics For Imaging,
    Inc.*........................       19,000         976,718
  Mail-Well, Inc.*...............       63,600         882,450
                                                  ------------
                                                     2,823,831
                                                  ------------
PROFESSIONAL SPORTS -- 0.1%
  Championship Auto Racing Teams,
    Inc.*........................        5,500         143,000
                                                  ------------
PUBLISHING-PERIODICALS -- 0.2%
  Playboy Enterprises Cl. B*.....       15,200         405,650
                                                  ------------
RECREATIONAL CENTERS -- 0.2%
  Bally Total Fitness
    Holdings*....................       13,900         424,819
                                                  ------------
RECREATIONAL PRODUCTS -- 0.5%
  Monaco Coach Corp.*............        9,300         226,688
  National R.V. Holding, Inc.*...       13,300         262,675
  Winnebago Industries, Inc......       18,700         447,631
                                                  ------------
                                                       936,994
                                                  ------------
REGIONAL/COMMERCIAL BANKS -- 0.4%
  Peoples Heritage Financial
    Group........................       17,100         284,288
  Provident Bankshares Corp......       18,400         391,574
                                                  ------------
                                                       675,862
                                                  ------------
REITS -- 0.3%
  Kilroy Realty Corp.............       24,200         511,225
                                                  ------------
RETAIL-APPAREL -- 1.9%
  AnnTaylor Stores Corp.*........       25,600       1,046,400
  Bebe Stores, Inc.*.............        9,400         226,775
  Buckle, Inc.*..................       10,200         175,950
  Genesco, Inc.*.................       15,600         195,000
  Kenneth Cole Productions, Inc.
    Cl. A*.......................       10,500         392,438
  Pacific Sunwear Of
    California*..................       27,300         765,252
  The Men's Wearhouse, Inc.*.....       26,100         561,150
                                                  ------------
                                                     3,362,965
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
RETAIL-AUTOMOBILE -- 0.6%
  O'Reilly Automotive, Inc.*.....       18,400    $    876,874
  Sonic Automotive, Inc.*........       13,300         172,900
                                                  ------------
                                                     1,049,774
                                                  ------------
RETAIL-BEDDING -- 0.3%
  Linens 'N Things, Inc.*........       17,000         573,750
                                                  ------------
RETAIL-BUILDING PRODUCTS -- 0.1%
  DAL Tile International,
    Inc.*........................       20,200         160,338
                                                  ------------
RETAIL-COMPUTER EQUIPMENT -- 0.8%
  CDW Computer Centers, Inc.*....       13,300         650,038
  Creative Computers, Inc.*......       22,000         140,250
  Insight Enterprises, Inc.*.....       19,400         630,500
                                                  ------------
                                                     1,420,788
                                                  ------------
RETAIL-DISCOUNT -- 0.5%
  Ames Department Stores,
    Inc.*........................       22,300         710,813
  Factory 2-U Stores, Inc.*......        5,100         152,363
                                                  ------------
                                                       863,176
                                                  ------------
RETAIL-DIVERSIFIED -- 0.3%
  Cheap Tickets, Inc.*...........       17,800         576,275
                                                  ------------
RETAIL-INTERNET -- 0.3%
  Fatbrain.com, Inc.*............        3,300          49,294
  Ubid, Inc......................       15,331         404,355
                                                  ------------
                                                       453,649
                                                  ------------
RETAIL-MAIL ORDER -- 0.4%
  Rowecom, Inc.*.................        7,800         216,450
  Valuevision International Inc.
    Cl. A*.......................       20,400         530,400
                                                  ------------
                                                       746,850
                                                  ------------
RETAIL-RESTAURANTS -- 0.8%
  Foodmaker, Inc.*...............       21,500         536,156
  Sonic Corp.*...................       29,300         891,819
                                                  ------------
                                                     1,427,975
                                                  ------------
RETAIL-SUNGLASSES -- 0.1%
  Sunglass Hut International,
    Inc.*........................       24,500         258,781
                                                  ------------
RETAIL-VIDEO RENTAL -- 0.1%
  Hollywood Entertainment
    Corp.*.......................       17,400         261,000
                                                  ------------
SAVINGS & LOANS -- 0.3%
  First Washington Bancorp,
    Inc..........................       10,600         185,500
  MAF Bancorp, Inc...............       14,700         292,163
                                                  ------------
                                                       477,663
                                                  ------------
TECHNICAL SERVICES -- 0.2%
  Tetra Tech, Inc.*..............       18,975         316,645
                                                  ------------
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS -- 4.2%
  Adaptive Broadband Corp.*......       10,500    $    351,750
  Aironet Wireless
    Communications, Inc..........        5,200         109,200
  Caprock Communications
    Corp.*.......................       17,000         395,250
  Digital Microwave Corp.*.......       25,800         404,738
  DSP Communication, Inc.........       20,600         391,400
  Focal Communications Corp.*....       21,800         558,624
  Intermedia Communications,
    Inc.*........................        8,000         173,999
  Pinnacle Holdings, Inc.*.......       25,100         655,737
  Startek, Inc.*.................       10,400         571,999
  US LEC Corp. Cl. A*............       12,700         312,737
  Viatel, Inc.*..................       29,000         857,312
  Voicestream Wireless Corp.*....       24,000       1,481,250
  Western Bancorp................        3,500         135,187
  Western Wireless Corp. Cl. A...       16,400         735,437
  Winstar Communications,
    Inc.*........................       13,400         523,437
                                                  ------------
                                                     7,658,057
                                                  ------------
TELECOMMUNICATIONS EQUIPMENT -- 5.3%
  American Tower Systems Cl. A...       26,600         520,362
  Antec Corp.*...................       15,400         818,124
  Audiocodes, Ltd.*..............        4,600         173,074
  Aware, Inc.*...................        8,400         240,974
  Commscope, Inc.*...............       21,000         682,499
  Efficient Networks, Inc.*......        7,500         272,812
  Ditech Communications Corp.*...        4,600         241,499
  DSP Group, Inc.*...............       15,700         626,037
  Orckit Communications, Ltd.*...       17,900         633,212
  Pairgain Technologies, Inc.*...       30,600         390,149
  Paradyne Networks, Inc.*.......        4,900         137,199
  Pinnacle Systems, Inc..........       27,700       1,173,787
  Powerwave Technologies, Inc....       27,300       1,316,372
  Proxim, Inc.*..................       20,600         947,599
  RF Micro Devices, Inc.*........       20,000         914,999
  TUT Systems, Inc.*.............       15,400         397,512
                                                  ------------
                                                     9,486,210
                                                  ------------
TELECOMMUNICATIONS SERVICES -- 1.4%
  Clearnet Communications, Inc.
    Cl. A*.......................       31,500         568,968
  Comverse Technology, Inc.*.....        4,400         414,974
  GST Telecommunications,
    Inc.*........................       45,000         316,403
  Hyperion Telecommunications,
    Inc.
    Cl. A*.......................       15,700         389,555
  ICG Communications, Inc.*......       10,200         158,737
  INET Technologies, Inc.*.......       15,200         606,573
                                                  ------------
                                                     2,455,210
                                                  ------------
TOYS/GAMES/HOBBIES -- 0.5%
  Action Performance Cos.,
    Inc.*........................       27,600         581,325
  WMS Industries, Inc............       25,400         295,275
                                                  ------------
                                                       876,600
                                                  ------------
TRANSPORTATION-AIR FREIGHT -- 0.4%
  Expeditors International,
    Inc..........................       21,600         693,226
                                                  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------
COMMON AND PREFERRED STOCKS (Continued)
--------------------------------------------------------------
TRANSPORTATION-OTHER -- 0.2%
  Transportation Technologies*...       23,900    $    413,769
                                                  ------------
TRANSPORTATION-TRUCKS -- 1.0%
  American Freightways Corp.*....       18,300         332,831
  Forward Air Corp.*.............        7,900         186,638
  Swift Transportation Co.,
    Inc..........................       18,200         358,313
  USFreightways Corp.............       21,100         999,613
                                                  ------------
                                                     1,877,395
                                                  ------------
TOTAL COMMON STOCKS
  (Cost: $145,770,018).........................    167,634,981
                                                  ------------
                                      NUMBER
                                   OF WARRANTS
--------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------
  Iwerks Entertainment, Inc.
    (Cost: $0)...................        1,100           1,100
                                                  ------------

                                    PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------
COMMERCIAL PAPER -- 4.9%
--------------------------------------------------------------
  Pitney Bowes, Inc.
    5.680%, 10/01/99
    (Cost: $8,732,641)...........   $8,734,000    $  8,732,641
                                                  ------------
REPURCHASE AGREEMENTS -- 2.4%
--------------------------------------------------------------
  J.P. Morgan & Co., Inc.
    $4,354,000 at 5.310%,
    (Agreement dated 09/30/99; to
    be repurchased at $4,354,633
    on 10/01/99; collateralized
    by $4,325,000 FNMA, 5.970%
    due 10/02/00 (Value
    $4,441,083))
    (Cost: $4,354,000)...........    4,354,000       4,354,000
                                                  ------------

TOTAL INVESTMENTS -- 100.3%
  (COST: $158,856,659)........................   180,722,722
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)..      (488,124)
                                                ------------
NET ASSETS -- 100.0%..........................  $180,234,598
                                                ------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND RETIREMENT SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; JOHN J. KANE, Partner, Portfolio Manager; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; MARK STUCKELMAN, Portfolio Manager.

  GOAL: The Value Fund seeks long-term capital appreciation through investments in a diversified portfolio comprised predominantly of US companies with larger market capitalizations.

  MARKET OVERVIEW: During the second quarter, value stocks rallied sharply, driven by better-than-expected earnings, extremely attractive valuations and improving economies worldwide. However, this period of strong performance proved short lived and value stocks declined in the third quarter in the face of rising interest rates and commodity prices.

  Reflecting the difficult environment for value investing in the second half of the period, the Russell 1000 Value Index fell 9.8% versus a decline of 3.7% for the Russell 1000 Growth Index in the third quarter.

  PERFORMANCE: For the six-month period ending September 30, 1999, the fund declined 1.1% versus a gain of 0.4% for the S&P 500 Index and 0.4% for the Russell 1000 Value Index.

  PORTFOLIO SPECIFICS: During the period, we reduced our exposure to utility companies on a stock-by-stock basis. We increased our weightings among producer/manufacturing and energy companies.

  Among the fund's top performers for the period was GTE. Strong demand for the company's long distance services and a successful merger with Bell Atlantic helped the company post strong returns. IBM was another top performer based on steps the company took to build the competitiveness of its technology segment, which strengthened its overall business.

  Boeing also delivered strong results for the fund as the company's management implemented a successful program to develop a company-wide culture to continuously improve financial performance and growth.

  Disappointing returns among the fund's technology holdings adversely affected relative performance. For example, Seagate Technology declined due to overcapacity issues among disk drive manufacturers that resulted in price competition and lower margins. We sold this holding.

  MARKET OUTLOOK: Given expectations for continued robust corporate profitability, valuations may play a greater role in dictating investor preference. In such an environment, value stocks could recapture investor favor.

  We continue to identify stocks meeting our investment criteria of attractive valuations, fundamental strengths and evidence of positive change.

  We retain optimism based on the fundamental strengths of the fund's holdings and believe continued adherence to our philosophy will reward shareholders with long-term appreciation.

--------------------------------------------------------------------------------

VALUE FUND RETIREMENT SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VALUE FUND RETIREMENT SHARES WITH THE S&P 500 INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                           15.08%                             As of 09/30/99                       23.39%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           VALUE FUND RETIREMENT SHARES  S&P 500 INDEX
Date
30-Apr-96                     10,000.00      10,000.00
31-May-96                     10,267.86      10,258.00
30-Jun-96                     10,545.63      10,296.98
31-Jul-96                     10,297.62       9,841.85
31-Aug-96                     10,585.32      10,049.42
30-Sep-96                     11,140.87      10,615.00
31-Oct-96                     11,527.78      10,907.76
30-Nov-96                     12,450.40      11,732.28
31-Dec-96                     12,410.71      11,499.86
31-Jan-97                     13,065.48      12,218.37
28-Feb-97                     13,224.21      12,314.17
31-Mar-97                     12,648.81      11,808.18
30-Apr-97                     13,303.57      12,513.13
31-May-97                     14,295.63      13,274.92
30-Jun-97                     14,751.98      13,869.64
31-Jul-97                     16,468.25      14,973.25
31-Aug-97                     16,081.35      14,134.45
30-Sep-97                     17,093.25      14,908.59
31-Oct-97                     16,428.57      14,410.64
30-Nov-97                     16,974.21      15,077.71
31-Dec-97                     17,390.87      15,336.60
31-Jan-98                     17,311.51      15,506.22
28-Feb-98                     18,710.32      16,624.53
31-Mar-98                     19,910.71      17,475.87
30-Apr-98                     20,019.84      17,651.68
31-May-98                     19,930.56      17,348.25
30-Jun-98                     20,367.06      18,052.93
31-Jul-98                     19,970.24      17,860.67
31-Aug-98                     16,875.00      15,278.37
30-Sep-98                     17,827.38      16,257.10
31-Oct-98                     19,087.30      17,580.12
30-Nov-98                     19,990.08      18,645.65
31-Dec-98                     20,843.25      19,720.01
31-Jan-99                     21,101.19      20,544.70
28-Feb-99                     20,367.06      19,906.17
31-Mar-99                     20,744.05      20,702.62
30-Apr-99                     22,361.11      21,503.81
31-May-99                     22,023.81      20,996.11
30-Jun-99                     22,638.89      22,161.39
31-Jul-99                     22,182.54      21,469.95
31-Aug-99                     21,388.89      21,362.60
30-Sep-99                     20,515.87      20,777.05

This graph compares a $10,000 investment in the Value Fund Retirement Shares with the S&P 500 Index, on a cumulative return basis. The Fund's Retirement Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds), adjusted to reflect fees and operating expenses. The Fund's Retirement Shares were first available on 5/21/99. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

Total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The S&P 500 Index contains 500 industrial, transportation, utility and financial companies and is considered to be generally representative of the U.S. stock market.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
VALUE FUND

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK -- 98.1%
---------------------------------------------------------------
AEROSPACE/DEFENSE -- 3.8%
  Boeing Co...........................    16,700    $   711,838
  Northrop Grumman Corp...............     3,700        235,181
  United Technologies Corp............     7,600        450,775
                                                    -----------
                                                      1,397,794
                                                    -----------
AIRLINES -- 2.5%
  Delta Air Lines, Inc................    13,900        674,150
  UAL Corp............................     3,900        254,719
                                                    -----------
                                                        928,869
                                                    -----------
AUTO MANUFACTURER -- 4.0%
  Ford Motor Co.......................    22,800      1,144,275
  General Motors Corp.................     5,500        346,156
                                                    -----------
                                                      1,490,431
                                                    -----------
AUTO RENTAL -- 0.3%
  Hertz Corp. Cl. A...................     2,100         92,400
                                                    -----------
BEVERAGES-ALCOHOLIC -- 1.0%
  Anheuser-Busch Cos., Inc............     5,400        378,338
                                                    -----------
CHEMICALS -- 1.8%
  Great Lakes Chemical Corp...........     7,100        270,244
  Hercules, Inc.......................    14,400        412,200
                                                    -----------
                                                        682,444
                                                    -----------
COMPUTERS -- 2.8%
  International Business Machines
    Corp..............................     8,600      1,043,825
                                                    -----------
COSMETICS & TOILETRIES -- 1.5%
  Kimberly-Clark Corp.................    10,900        572,250
                                                    -----------
DIVERSIFIED FINANCIAL SERVICES -- 10.2%
  Ambac Financial Group, Inc..........    11,000        521,125
  Citigroup, Inc......................    26,700      1,174,800
  Countrywide Credit Industries,
    Inc...............................     8,300        267,675
  Fannie Mae..........................     6,000        376,125
  Freddie Mac.........................    10,400        540,800
  J.P. Morgan & Co., Inc..............     7,300        834,025
  Nationwide Financial Services, Inc.
    Cl. A.............................     2,500         88,438
                                                    -----------
                                                      3,802,988
                                                    -----------
DIVERSIFIED MANUFACTURING -- 2.7%
  Textron, Inc........................     8,600        665,425
  Tyco International, Ltd.............     3,300        340,725
                                                    -----------
                                                      1,006,150
                                                    -----------
ELECTRIC -- 6.2%
  Allegheny Energy, Inc...............    15,900        505,819
  Energy East Corp....................    17,400        413,250
  Entergy Corp........................     5,900        170,731
  PECO Energy Co......................    12,100        453,750
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
ELECTRIC (CONTINUED)
  Texas Utilities Co..................     6,900    $   257,456
  Unicom Corp.........................    13,900        513,432
                                                    -----------
                                                      2,314,438
                                                    -----------
HEALTH CARE -- 1.9%
  United Healthcare Corp..............    14,200        691,363
                                                    -----------
HOTELS & CASINOS -- 0.8%
  Harrahs Entertainment, Inc..........    10,800        299,700
                                                    -----------
INDUSTRIAL PRODUCTS -- 2.0%
  Rockwell International Corp.........    13,900        729,750
                                                    -----------
INSTRUMENTS-CONTROLS -- 1.6%
  Johnson Controls, Inc...............     9,100        603,444
                                                    -----------
INSURANCE -- 6.0%
  American International Group,
    Inc...............................     6,375        554,226
  Hartford Life, Inc. Cl. A...........     1,900         93,575
  Lincoln National Corp...............    11,400        428,212
  MGIC Investment Corp................    15,900        759,225
  St. Paul Cos., Inc..................    13,900        382,251
                                                    -----------
                                                      2,217,489
                                                    -----------
MACHINERY-DIVERSIFIED -- 1.5%
  Ingersoll-Rand Co...................    10,200        560,362
                                                    -----------
MEDIA -- 1.9%
  CBS Corp............................    15,500        716,874
                                                    -----------
MONEY CENTER BANKS -- 3.2%
  Chase Manhattan Corp................     6,300        474,863
  Firstar Corp........................    21,000        538,125
  Golden West Financial Corp..........     1,700        167,025
                                                    -----------
                                                      1,180,013
                                                    -----------
OIL & GAS PRODUCERS -- 9.2%
  Chevron Corp........................     5,000        443,750
  Exxon Corp..........................     8,100        615,094
  Mobil Corp..........................    12,200      1,229,150
  Occidental Petroleum Corp...........    17,000        393,125
  Phillips Petroleum Co...............     9,000        438,750
  Texaco, Inc.........................     4,700        296,687
                                                    -----------
                                                      3,416,556
                                                    -----------
OIL & GAS SERVICES -- 1.3%
  ENSCO International, Inc............    14,200        256,488
  Noble Drilling Corp.*...............     9,800        214,375
                                                    -----------
                                                        470,863
                                                    -----------
PAPER & RELATED PRODUCTS -- 2.7%
  Georgia-Pacific Group...............     9,400        380,700
  Weyerhaeuser Co.....................    10,700        616,588
                                                    -----------
                                                        997,288
                                                    -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
COMMON STOCK (Continued)
---------------------------------------------------------------
REGIONAL/COMMERICAL BANKS -- 9.6%
  Bank One Corp.......................     9,200    $   320,275
  Bank United Corp. Cl. A.............     2,300         74,463
  Charter One Financial, Inc..........    12,495        288,947
  Fleet Financial Group, Inc..........    19,000        695,875
  M & T Bank Corp.....................       900        413,100
  SouthTrust Corp.....................    22,100        792,838
  UnionBanCal Corp....................     8,700        315,374
  Wells Fargo Co......................    17,200        681,550
                                                    -----------
                                                      3,582,422
                                                    -----------
RETAIL-DEPARTMENT STORES -- 2.2%
  Federated Department Stores,
    Inc.*.............................    18,500        808,218
                                                    -----------
STEEL -- 0.6%
  USX -- U.S. Steel Group.............     9,300        239,474
                                                    -----------
TELECOMMUNICATIONS -- 13.0%
  Ameritech Corp......................    18,600      1,249,688
  AT&T Corp...........................    14,100        613,350
  BellSouth Corp......................    23,600      1,062,000
  GTE Corp............................    12,400        953,250
  MCI WorldCom, Inc.*.................    10,100        725,938
  SBC Communications, Inc.............     4,700        239,993
                                                    -----------
                                                      4,844,219
                                                    -----------
                                         NUMBER
                                        OF SHARES      VALUE
---------------------------------------------------------------
TOYS/GAMES/HOBBIES -- 1.6%
  Hasbro, Inc.........................    27,600    $   591,674
                                                    -----------
TRANSPORTATION-TRAINS -- 2.2%
  Union Pacific Corp..................    16,800        807,450
                                                    -----------
TOTAL COMMON STOCK
  (Cost: $40,040,378)............................    36,467,086
                                                    -----------

                                        PRINCIPAL
                                         AMOUNT
---------------------------------------------------------------
COMMERCIAL PAPER -- 1.7%
---------------------------------------------------------------
  Kellogg Co.
    5.603%, 10/01/99
    (Cost: $644,901)..................  $645,000        644,901
                                                    -----------

TOTAL INVESTMENTS -- 99.8%
  (Cost: $40,685,279)..........................   37,111,987
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%..       55,702
                                                 -----------
NET ASSETS -- 100.0%...........................  $37,167,689
                                                 -----------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND RETIREMENT SHARES
------------------------------------------------------------------------

  SUB ADVISORY MANAGEMENT TEAM: FRED S. ROBERTSON, III, Chief Investment Officer, Fixed Income; JAMES E. KELLERMAN, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The High Quality Bond Fund seeks to maximize long-term total return from a portfolio utilizing multiple sectors of the bond market including a broad range of investment-grade issues, as well as, on an opportunistic basis, developed international bonds and below-investment grade corporate issues. The dollar-weighted average portfolio duration of the fund will range from two to eight years.

  MARKET OVERVIEW: During the first half of the six-month period ending September 30, 1999, the US fixed income market was influenced by: a robust economy; tight labor markets; and a recovery in investor confidence from 1998's liquidity crisis.

  As a result of these factors, interest rates rose and investors' expectations for additional interest-rate reductions by the Federal Reserve Board diminished. Most sectors of the bond market posted declines.

  Despite 25-basis point increases in short-term interest rates in late June and August, the US fixed income market spent much of the second half of the period in a trading range.

  PERFORMANCE: During the period, the fund declined 0.8% versus a decline of 0.2% for the Lehman Aggregate Bond Index.

  PORTFOLIO SPECIFICS: Fund returns were affected by two primary factors -- interest rate sensitivity and sector selection. In anticipation of somewhat slower levels of economic growth and because long-term factors such as conservative fiscal policy, secular disinflation and increasing global competition remained positive for bonds, we maintained a level of interest-rate sensitivity modestly higher than the index. As interest rates increased, this adversely affected performance. The fund also had a modest allocation to the international developed market, which slightly detracted from performance and a modest allocation to high yield bonds, which slightly enhanced performance.

  Later in the period, amid evidence of economic strength and further tightening in labor markets, we we reduced the interest-rate sensitivity to neutral.

  MARKET OUTLOOK: We maintain a neutral position on the direction of interest rates. Near term, the US economy remains strong and labor markets remain tight, though signs of more moderate economic growth have appeared. If the economy does not show signs of slowing enough to stabilize imbalances in the labor market, the Federal Reserve may raise short-term interest rates further. However, we believe the next significant move will be back to slower economic growth and lower yield levels.

  Long-term factors remain positive for the bond market: US fiscal policy remains conservative; global competition and technological advances are keeping downward pressure on inflation; and interest rates remain well above inflation rates.

--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND RETIREMENT SHARES - UNAUDITED
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN HIGH QUALITY BOND FUND RETIREMENT SHARES WITH THE LEHMAN AGGREGATE BOND INDEX.

                                                                                                   SINCE
                           1 YEAR                        ANNUALIZED TOTAL RETURNS                 INCEPTION
                            0.63%                             As of 09/30/99                       7.15%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HIGH QUALITY BOND FUND RETIREMENT SHARES  LEHMAN AGGREGATE
                                                        BOND INDEX
Date
31-Aug-95                                 10,000.00         10,000.00
30-Sep-95                                 10,317.80         10,097.00
31-Oct-95                                 10,487.29         10,228.26
30-Nov-95                                 10,688.56         10,381.68
31-Dec-95                                 10,889.83         10,527.03
31-Jan-96                                 10,879.24         10,596.51
29-Feb-96                                 10,635.59         10,412.13
31-Mar-96                                 10,561.44         10,339.24
30-Apr-96                                 10,508.47         10,281.34
31-May-96                                 10,487.29         10,260.78
30-Jun-96                                 10,625.00         10,398.27
31-Jul-96                                 10,656.78         10,426.35
31-Aug-96                                 10,614.41         10,408.63
30-Sep-96                                 10,836.86         10,589.74
31-Oct-96                                 11,069.92         10,824.83
30-Nov-96                                 11,271.19         11,009.93
31-Dec-96                                 11,175.85         10,907.54
31-Jan-97                                 11,175.85         10,941.35
28-Feb-97                                 11,260.59         10,968.71
31-Mar-97                                 11,122.88         10,846.95
30-Apr-97                                 11,281.78         11,009.66
31-May-97                                 11,398.31         11,114.25
30-Jun-97                                 11,546.61         11,246.51
31-Jul-97                                 11,853.81         11,550.17
31-Aug-97                                 11,726.69         11,451.99
30-Sep-97                                 11,938.56         11,621.48
31-Oct-97                                 12,086.86         11,789.99
30-Nov-97                                 12,161.02         11,844.22
31-Dec-97                                 12,266.95         11,963.85
31-Jan-98                                 12,457.63         12,116.99
28-Feb-98                                 12,489.41         12,107.29
31-Mar-98                                 12,563.56         12,148.46
30-Apr-98                                 12,616.53         12,211.63
31-May-98                                 12,733.05         12,327.64
30-Jun-98                                 12,786.02         12,432.43
31-Jul-98                                 12,828.39         12,458.53
31-Aug-98                                 12,902.54         12,661.61
30-Sep-98                                 13,177.97         12,957.89
31-Oct-98                                 13,008.47         12,889.21
30-Nov-98                                 13,262.71         12,962.68
31-Dec-98                                 13,358.05         13,001.57
31-Jan-99                                 13,495.76         13,093.88
28-Feb-99                                 13,262.71         12,864.74
31-Mar-99                                 13,368.64         12,935.49
30-Apr-99                                 13,474.58         12,976.89
31-May-99                                 13,336.86         12,862.69
30-Jun-99                                 13,241.57         12,821.53
31-Jul-99                                 13,166.76         12,767.68
31-Aug-99                                 13,102.64         12,761.30
30-Sep-99                                 13,260.44         12,909.33

This graph compares a $10,000 investment in the High Quality Bond Fund Retirement Shares with the Lehman Aggregate Bond Index, on a cumulative and average annual total return basis. The Fund's Retirement Shares calculate their performance based on the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds (formerly Nicholas-Applegate Mutual Funds), adjusted to reflect fees and operating expenses. The Fund's Retirement Shares were first available on 5/21/99. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund through fiscal year ending March 31, 2000, subject to possible later reimbursement during a three-year period. Total return results may have been lower had there been no waiver or deferral.

The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index. Mortgage-Backed Securities Index, and Asset-Backed Securities Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1999
------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CORPORATE BONDS -- 26.3%
--------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.6%
  Rockwell International Corp.
    5.200%, 01/15/2098..............  $  210,000   $   137,655
                                                   -----------
AIRLINES -- 3.4%
  Atlas Air, Inc. 1991 A A1
    7.200%, 01/02/19................     250,000       225,880
  Continental Airlines, Inc. 991A
    6.545%, 02/02/19................     270,000       249,064
  Northwest Airlines Corp. 1992 A
    7.575%, 03/01/19................     250,000       244,728
                                                   -----------
                                                       719,672
                                                   -----------
AUTO MANUFACTURERS -- 0.5%
  DaimlerChrysler NA Holding
    7.200%, 09/01/09................      75,000        75,363
  Ford Motor Co.
    7.450%, 07/16/31................      50,000        49,298
                                                   -----------
                                                       124,661
                                                   -----------
BEVERAGES-ALCOHOLIC -- 0.4%
  J Seagram & Sons
    6.800%, 12/15/08................      90,000        85,163
                                                   -----------
BROADCASTING -- 0.6%
  CD Radio Inc. 0.000% (until
    12/01/02, thereafter 15.000% to
    maturity), 12/01/07.............      50,000        24,438
  News America Holdings
    8.875%, 04/26/23................     100,000       105,672
                                                   -----------
                                                       130,110
                                                   -----------
COMPUTER SOFTWARE -- 0.7%
  Computer Associates International
    6.375%, 04/15/05................     160,000       150,000
                                                   -----------
COMPUTERS -- 1.3%
  Apple Computer, Inc.
    6.500%, 02/15/04................      50,000        46,625
  Sun Microsystems, Inc.
    7.650%, 08/15/09................     150,000       151,926
  Unisys Corp.
    12.000%, 04/15/03...............      70,000        76,125
                                                   -----------
                                                       274,676
                                                   -----------
DISTRIBUTION/WHOLESALE -- 0.2%
  United Stationer Supply
    12.750%, 05/01/05...............      50,000        54,125
                                                   -----------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
  Countrywide Capital III
    8.050%, 06/15/27................      50,000        48,276
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
  GS Escrow Corp.
    6.750%, 08/01/01................  $  120,000   $   117,750
                                                   -----------
                                                       166,026
                                                   -----------
ELECTRIC -- 0.8%
  Calpine Corp.
    10.500%, 05/15/06...............     170,000       176,375
                                                   -----------
ENGINEERING & CONSTRUCTION -- 0.7%
  McDermott, Inc.
    9.375%, 03/15/02................     140,000       144,375
                                                   -----------
ENTERTAINMENT -- 0.3%
  Ascent Entertainment Group 0.000%
    (until 12/01/02, thereafter
    11.875% to maturity),
    12/15/04........................     100,000        72,125
                                                   -----------
HEALTHCARE -- 0.6%
  Abbey Health Care Group
    9.500%, 11/01/02................     120,000       119,850
                                                   -----------
HOME BUILDING -- 0.5%
  Lennar Corp.
    7.625%, 03/01/09................     110,000        99,933
                                                   -----------
INSURANCE -- 0.7%
  Florida Windstorm Under
    7.125%, 02/25/19................     100,000        94,919
  Lumbermens Mutual Casualty
    8.300%, 12/01/37................      60,000        52,186
                                                   -----------
                                                       147,105
                                                   -----------
INVESTMENT COMPANIES -- 1.7%
  Dryden Investor Trust
    7.157%, 7/23/08.................     183,740       172,256
  Fidelity Investments
    7.57%, 06/15/29.................     200,000       195,386
                                                   -----------
                                                       367,642
                                                   -----------
MEDICAL SUPPLIES/EQUIPMENT -- 0.8%
  Guidant Corp.
    6.150%, 02/15/06................     180,000       167,778
                                                   -----------
METALS-DIVERSIFIED -- 0.8%
  Scotia Pacific Co. LLC
    6.550%, 01/20/07................     180,322       162,290
                                                   -----------
OIL & GAS PRODUCERS -- 1.3%
  Deeptech International, Inc.
    12.000%, 12/15/00...............     100,000       106,250
  Murphy Oil Corp.
    7.050%, 05/01/29................     175,000       160,221
                                                   -----------
                                                       266,471
                                                   -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CORPORATE BONDS (Continued)
--------------------------------------------------------------
OIL FIELD MACHINERY & EQUIPMENT -- 1.9%
  Halliburton Company
    8.750%, 02/15/21................  $  350,000   $   399,000
                                                   -----------
OTHER COMMERCIAL SERVICES -- 0.5%
  Cendant Corp.
    7.750%, 12/01/03................     100,000        99,903
                                                   -----------
PACKAGING & CONTAINERS -- 0.7%
  Stone Container Corp.
    9.875%, 02/01/00................     150,000       150,375
                                                   -----------
PUBLISHING -- 0.1%
  American Lawyer Media
    9.750%, 12/15/07................      20,000        19,600
                                                   -----------
REAL ESTATE OPERATIONS -- 0.2%
  Equity Office Properties LP
    7.500%, 04/19/29................      50,000        44,700
                                                   -----------
RECREATIONAL CENTERS -- 0.2%
  Bally Total Fitness Holdings
    9.875%, 10/15/07................      40,000        37,800
                                                   -----------
RENTAL AUTO/EQUIPMENT -- 0.1%
  United Rentals, Inc.
    9.500%, 06/01/08................      20,000        19,750
                                                   -----------
RETAIL-DISCOUNT -- 0.4%
  Wal-Mart Stores
    6.875%, 08/10/09................      95,000        95,176
                                                   -----------
RETAIL-FOOD -- 0.7%
  Kroger Co.
    8.000%, 09/15/29................     150,000       149,063
                                                   -----------
RETAIL-MUSIC STORE -- 0.2%
  Musicland Stores Corp.
    9.875%, 03/15/08................      50,000        46,250
                                                   -----------
TELECOMMUNICATIONS -- 2.0%
  Crown Castle International Corp.
    10.625%, 11/15/07...............     100,000        70,375
  Global Telesystems Group
    9.875%, 02/15/05................     100,000        95,750
  Nextel Communications
    9.750%, 08/15/04................     150,000       151,125
  Pacific West Telecommunications,
    Inc.
    13.500%, 02/01/09...............     100,000       101,625
                                                   -----------
                                                       418,875
                                                   -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.7%
  Covad Communications Group 0.000%
    (until 3/15/03, thereafter
    13.500% to maturity),
    03/15/08........................      60,000        30,675
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  Motorola Inc.
    6.500%, 11/15/28................  $  130,000   $   112,954
                                                   -----------
                                                       143,629
                                                   -----------
TELEPHONE -- 1.1%
  Sprint Capital Corp.
    6.875%, 11/15/28................     130,000       118,788
  WorldCom Inc.
    6.950%, 08/15/28................     120,000       111,810
                                                   -----------
                                                       230,598
                                                   -----------
TELEVISION -- 0.5%
  Frontiervision LP
    11.000%, 10/15/06...............     100,000       107,000
                                                   -----------
TRANSPORTATION - AIR FREIGHT -- 0.3%
  Federal Express Corp.
    7.600%, 07/01/2097..............      70,000        62,650
                                                   -----------
TOTAL CORPORATE BONDS
  (Cost: $5,789,833)............................     5,590,401
                                                   -----------
--------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 7.1%
--------------------------------------------------------------
BERMUDA -- 0.6%
  Sea Containers
    12.500%, 12/01/04...............     110,000       117,700
                                                   -----------
CANADA -- 0.5%
  Teleglobe Inc.
    7.200%, 07/20/09................     130,000       122,903
                                                   -----------
CHILE -- 0.8%
  Celulosa Arauco
    7.500%, 09/15/17................      70,000        57,359
  Empresa Nacional de Electricidad
    8.125%, 02/01/49................     120,000        90,788
  Enersis S.A.
    6.600%, 12/01/26................      35,000        33,031
                                                   -----------
                                                       181,178
                                                   -----------
DENMARK -- 1.1%
  NYKREDIT
    6.000%, 10/01/29................   1,744,000       227,738
                                                   -----------
LUXEMBOURG -- 0.5%
  Tyco International Group S.A.
    7.000%, 06/15/28................     110,000       100,067
                                                   -----------
MEXICO -- 1.9%
  Pemex Finance, Ltd.
    6.300%, 05/15/10................     170,000       156,703
  Pemex Finance, Ltd.
    9.69%, 08/15/09.................     140,000       141,137

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
FOREIGN CORPORATE BONDS (Continued)
--------------------------------------------------------------
MEXICO (CONTINUED)
  Petroleos Mexicanos
    9.150%, 11/15/18................  $  105,000   $    98,052
                                                   -----------
                                                       395,892
                                                   -----------
UNITED KINGDOM -- 0.6%
  National Westminster Bank
    7.375%, 10/01/09................      60,000        59,892
  United Utilities PLC
    6.875%, 08/15/28................      90,000        76,185
                                                   -----------
                                                       136,077
                                                   -----------
VENEZUELA -- 1.1%
  Cerro Negro Finance, Ltd.
    7.330%, 12/01/09................      50,000        36,514
  PDVSA Finance Ltd.
    6.800%, 11/15/08................     180,000       142,362
  PDVSA Finance Ltd.
    7.500%, 11/15/28................      70,000        47,921
                                                   -----------
                                                       226,797
                                                   -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $1,565,569)............................     1,508,352
                                                   -----------
--------------------------------------------------------------
US TREASURY OBLIGATIONS -- 5.7%
--------------------------------------------------------------
US TREASURY BONDS -- 5.7%
  11.625%, 11/15/04.................     120,000       149,231
  8.875%, 08/15/17..................     850,000     1,064,761
                                                   -----------
TOTAL US TREASURY OBLIGATIONS
  (Cost: $1,214,438)............................     1,213,992
                                                   -----------
--------------------------------------------------------------
AGENCY OBLIGATIONS -- 15.6%
--------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 7.6%
  Gold Pool # E74572
    5.500%, 01/01/14................     181,522       171,026
  Gold Pool #B00632
    9.000%, 06/01/06................      19,004        19,490
  Gold Pool #E00719
    5.500%, 07/01/14................   1,484,257     1,398,438
  Pool # 380032
    10.000%, 10/01/03...............      20,569        21,019
                                                   -----------
                                                     1,609,973
                                                   -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.6%
  Pool # 200112
    9.500%, 11/01/05................      54,373        55,947
  Pool # 273114
    6.500%, 02/01/09................      90,361        89,233
  Pool # 303262
    9.500%, 05/01/07................      28,854        29,840
  Pool # 303481
    10.000%, 10/01/05...............      22,804        23,711
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
  Pool # 303758
    9.500%, 07/01/06................  $   22,217   $    23,139
  Pool # 363503
    9.500%, 06/01/05................      27,840        28,791
  Pool # E74614
    5.500%, 02/01/14................      85,466        80,524
                                                   -----------
                                                       331,185
                                                   -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 6.4%
  30YR To Be Announced
    6.500%, 03/16/27................     100,000        95,781
  Pool # 064054
    11.500%, 02/15/13...............         476           508
  Pool # 299705
    8.500%, 02/15/21................       4,265         4,442
  Pool # 481520
    6.000%, 09/15/28................     825,761       766,149
  Pool # 497386
    6.500%, 12/15/28................     542,250       501,110
  Pool # 50700
    11.500%, 02/15/12...............       1,315         1,470
  Pool# 68958
    11.500%, 07/15/13...............       1,659         1,855
                                                   -----------
                                                     1,371,315
                                                   -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $3,333,853)............................     3,312,473
                                                   -----------
--------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 4.4%
--------------------------------------------------------------
GERMANY -- 4.4%
  Federal Republic Of Germany Unity
    Bond
    8.000%, 02/21/02................     190,000       220,247
  Federal Republic Of Germany
    7.375%, 01/03/05................     600,000       717,672
                                                   -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost: $950,157)..............................       937,919
                                                   -----------
--------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 28.3%
--------------------------------------------------------------
FINANCIAL SERVICES -- 1.1%
  Captiva CBO 1997 1 144A
    6.860%, 11/30/09................     250,000       233,490
                                                   -----------
MORTGAGE-COMMERCIAL -- 22.5%
  Allied Capital Commercial
    Mortgage 1998 1 144A
    6.710%, 12/25/04................     190,000       181,116
  ARG Funding Corp. 1999 1A A3
    6.020%, 05/20/05................     370,000       353,350
  Asset Securitization Corp. 1996 D2
    A1
    6.920%, 02/14/29................     185,756       183,100
  Comed Transitional Funding
    Trust 1998 1 A6
    5.630%, 06/25/09................     150,000       139,529

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES (Continued)
--------------------------------------------------------------
MORTGAGE-COMMERCIAL (CONTINUED)
  Comed Transitional Funding
    Trust 1998 1 A7
    5.740%, 12/25/10................  $  250,000   $   230,900
  Commercial Mortgage Acceptance
    Corp. 99 C1 A2
    7.030%, 05/15/09................     450,000       443,320
  Commercial Mortgage Assets 99 C1
    A2
    6.585%, 07/17/08................     240,000       230,928
  CRIIMI MAE Commercial Mortgage
    Trust
    1998 C1 A2 144A
    7.000%, 03/02/11................     180,000       153,260
  DLJ Commercial Mortgage
    Corp. 1998 CF1 CP
    .9064%, 04/15/05................   3,360,000       133,350
  DLJ Commercial Mortgage
    Corp. 1998 CFS
    6.240%, 11/12/31................     360,000       339,525
  DLJ Mortgage Acceptance
    Corp. 144A 1996 CF1 S
    .6097%, 03/12/06................   4,072,876        86,549
  DLJ Mortgage Acceptance
    Corp. 1998 A A2
    6.418%, 05/28/28................      98,935        93,648
  Federal National Mortgage
    Association Aces 1996 M5 Class
    Xs
    .5382%, 01/25/13................   5,946,056       156,084
  Federal National Mortgage
    Association Aces 1997 M8 Cl X1
    .6535%, 10/25/02................   8,630,000       152,373
  Global Franchise Trust 1998 A1
    6.349%, 04/10/04................     366,157       359,635
  GMAC Commercial Mortgage
    Securities, Inc. 1998 C2 A2
    6.420%, 08/15/08................     120,000       112,275
  GS Mortgage Securities Corp. 1998
    C1 A1
    6.060%, 10/18/30................     167,841       162,170
  GS Mortgage Securities Corp. GLII
    A2
    6.562%, 04/13/31................     230,000       221,998
  JP Morgan Commercial Mortgage
    Finance Corp. 1998 C6 A2
    6.533%, 01/15/30................     330,000       320,732
  JP Morgan Commercial Mortgage
    Finance Corp. 1999 C7 A2
    6.507%, 10/15/35................     110,000       104,410
  Morgan Stanley Capital 1 1998 CF1
    D
    6.710%, 12/15/31................      90,000        87,173
  Morgan Stanley Capital 1 1998 XL2
    A2
    6.170%, 10/03/08................     200,000       186,406
  Mortgage Capital Funding,
    Inc. 1998 MC3
    6.001%, 11/18/31................     134,230       128,672
                                      PRINCIPAL
                                        AMOUNT        VALUE
--------------------------------------------------------------
MORTGAGE-COMMERCIAL (CONTINUED)
  Nomura Asset Securities
    Corp. 1998 D6 A1
    6.590%, 03/17/28................  $  140,000   $   134,138
  PP&L Transition Bond
    Co. LLC 1998 1 A8
    7.150%, 06/25/09................     100,000       100,939
                                                   -----------
                                                     4,795,580
                                                   -----------
MORTGAGE-RESIDENTIAL -- 4.7%
  Amresco Residential Securities
    1997 3 A9
    6.960%, 03/25/27................     200,000       198,438
  BankBoston Home Equity
    Loan Trust 1998 A4
    6.110%, 09/25/13................     400,000       384,625
  Residential Asset Securitization
    Trust 1998 A5
    6.750%, 06/25/28................     330,000       316,284
  Saxon Asset Securities Trust 1999
    1 AF3
    6.170%, 08/25/21................     100,000        98,656
                                                   -----------
                                                       998,003
                                                   -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $6,178,084)............................     6,027,073
                                                   -----------

                                        NUMBER
                                      OF SHARES
--------------------------------------------------------------
MUTUAL FUNDS -- 5.8%
--------------------------------------------------------------
INVESTMENT COMPANIES -- 5.8%
  Blackrock 2001 Term Trust.........      68,200       613,800
  Blackrock Strategic Term Trust....      69,000       612,375
                                                   -----------
TOTAL MUTUAL FUNDS
  (Cost: $1,256,263)............................     1,226,175
                                                   -----------

                                      PRINCIPAL
                                        AMOUNT
--------------------------------------------------------------
COMMERCIAL PAPER -- 5.2%
--------------------------------------------------------------
  Federal National Mortgage
    Association 5.262%, 10/01/99
    (Cost: $1,116,839)..............  $  117,000     1,116,839
                                                   -----------

TOTAL INVESTMENTS -- 98.4%
  (COST: $21,405,036)..........................   20,933,224
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.6%..      341,661
                                                 -----------
NET ASSETS -- 100.0%...........................  $21,274,885
                                                 -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

Nicholas-Applegate Institutional Funds
Financial Highlights

For a share outstanding during the period indicated

                                                                        DISTRIBUTIONS FROM:
                                                                     -------------------------
                           NET ASSET       NET        NET REALIZED      NET           NET       NET ASSET
                            VALUE,     INVESTMENT    AND UNREALIZED  INVESTMENT    REALIZED      VALUE,
                           BEGINNING  INCOME (LOSS)  GAINS (LOSSES)    INCOME    CAPITAL GAINS   ENDING
---------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  5/24/99 (commenced) to
    9/30/99                 $20.01       ($0.04)         $ 2.60        $   --       $   --       $22.57
EMERGING COUNTRIES
  5/24/99 (commenced) to
    9/30/99                 $15.26       ($0.04)         $ 0.98        $   --       $   --       $16.20

                                            U.S. EQUITY FUNDS
LARGE CAP GROWTH
  5/24/99 (commenced) to
    9/30/99                 $28.61       ($0.06)         $ 1.12        $   --       $   --       $29.67
MID CAP GROWTH
  5/24/99 (commenced) to
    9/30/99                 $18.94       ($0.03)         $ 1.64        $   --       $   --       $20.55
SMALL CAP GROWTH
  5/24/99 (commenced) to
    9/30/99                 $13.86       ($0.04)         $ 2.02        $   --       $   --       $15.84
VALUE
  5/24/99 (commenced) to
    9/30/99                 $22.33       $ 0.04          ($1.69)       $   --       $   --       $20.68

                                         U.S. FIXED INCOME FUNDS
HIGH QUALITY BOND
  5/24/99 (commenced) to
    9/30/99                 $12.66       $ 0.25          ($0.39)       ($0.31)      $   --       $12.21

----------------------------------------

(1)  Total returns are not annualized for periods less than one year.
(2) The total returns reflect the six month period. The Fund's Retirement Shares calculate their performance based upon the historical performance of their corresponding series (Fund) of Pilgrim Mutual Funds, adjusted to reflect fees and operating expenses. The total returns since inception of the Funds at 5/24/99 are: International Core Growth 12.79%, Emerging Countries 6.16%, Large Cap Growth 3.70%, Mid Cap Growth 8.50%, Small Cap Growth 14.29%, Value (7.39%), and High Quality Bond (1.12%).
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS (3)
                                         -------------------------------------------------   FUND'S
                                              NET                                           PORTFOLIO  NET ASSETS,
                              TOTAL       INVESTMENT     TOTAL       EXPENSE        NET     TURNOVER     ENDING
                           RETURN (1,2)  INCOME (LOSS)  EXPENSES  REIMBURSEMENTS  EXPENSES    RATE     (IN 000'S)
------------------------------------------------------------------------------------------------------------------
                                            INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  5/24/99 (commenced) to
    9/30/99                     14.34%        (0.69%)     1.71%          (0.06%)    1.65%        66%     $ 3,103
EMERGING COUNTRIES
  5/24/99 (commenced) to
    9/30/99                     20.36%        (0.69%)     2.02%          (0.12%)    1.90%        67%     $   0.5

                                                U.S. EQUITY FUNDS
LARGE CAP GROWTH
  5/24/99 (commenced) to
    9/30/99                     10.30%        (0.67%)     1.34%          (0.09%)    1.25%        69%     $23,623
MID CAP GROWTH
  5/24/99 (commenced) to
    9/30/99                      7.54%        (0.41%)     1.25%          (0.00%)    1.25%        51%     $   0.5
SMALL CAP GROWTH
  5/24/99 (commenced) to
    9/30/99                     17.07%        (0.92%)     1.64%          (0.22%)    1.42%        33%     $ 2,500
VALUE
  5/24/99 (commenced) to
    9/30/99                     (1.10%)        0.61%      1.36%          (0.11%)    1.25%        44%     $ 7,990

                                             U.S. FIXED INCOME FUNDS
HIGH QUALITY BOND
  5/24/99 (commenced) to
    9/30/99                     (0.81%)        6.43%      1.28%          (0.58%)    0.70%        85%     $ 2,752

----------------------------------------

(1)  Total returns are not annualized for periods less than one year.
(2) The total returns reflect the six month period. The Fund's Retirement Shares calculate their performance based upon the historical performance of their corresponding series (Fund) of Pilgrim Mutual Funds, adjusted to reflect fees and operating expenses. The total returns since inception of the Funds at 5/24/99 are: International Core Growth 12.79%, Emerging Countries 6.16%, Large Cap Growth 3.70%, Mid Cap Growth 8.50%, Small Cap Growth 14.29%, Value (7.39%), and High Quality Bond (1.12%).
(3) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)

                           INTERNATIONAL    EMERGING
                            CORE GROWTH     COUNTRIES
ASSETS
Investments, at value*     $168,375,410   $188,266,786
Foreign currencies, at
  value**                       825,782      3,364,588
Cash                              8,650             --
Receivables:
  Investment securities
    sold                     32,359,794      9,346,425
  Capital shares sold           313,698         77,585
  Dividends                     208,675        304,532
  Interest                           --            185
  Securities lending                 --             --
  From investment advisor         2,356         30,556
Unrealized gain on
  forward currency
  contracts                          --             --
Other assets                        668            723
                           ------------   ------------
    Total Assets            202,095,033    201,391,380
                           ------------   ------------
LIABILITIES
Payables:
  Bank overdraft           $         --   $  2,078,302
  Investments purchased      41,582,539     11,994,447
  Capital shares
    purchased                   236,619         27,367
  Dividends                          --             --
  To investment advisor              --             --
Unrealized loss on
  forward currency
  contracts                          --             --
Other liabilities               307,125        587,729
                           ------------   ------------
    Total Liabilities        42,126,283     14,687,845
                           ------------   ------------
NET ASSETS                 $159,968,750   $186,703,535
                           ------------   ------------
                           ------------   ------------

   * Investments, at cost  $152,684,732   $174,314,842
                           ------------   ------------
                           ------------   ------------
  ** Foreign currencies,
    at cost                $    823,154   $  3,314,419
                           ------------   ------------
                           ------------   ------------
NET ASSETS CONSIST OF:
Paid-in capital            $148,527,962   $183,392,544
Undistributed net
  investment income
  (loss)                         48,922       (336,425)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 (4,269,638)   (10,367,109)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies      15,661,504     14,014,525
                           ------------   ------------
Net assets applicable to
  all shares outstanding   $159,968,750   $186,703,535
                           ------------   ------------
                           ------------   ------------
Net Assets of Retirement
  Shares                   $  3,103,205   $        458
Net Assets of
  Institutional Shares     $156,865,545   $186,703,077
                           ------------   ------------
                           ------------   ------------
Retirement Shares
  outstanding                   137,488             28
Institutional Shares
  outstanding                 6,944,859     11,532,263
                           ------------   ------------
                           ------------   ------------
Net Asset Value --
  Retirement Share         $      22.57   $      16.20
Net Asset Value --
  Institutional Share      $      22.59   $      16.19
                           ------------   ------------
                           ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                            LARGE CAP       MID CAP      SMALL CAP                  HIGH QUALITY
                              GROWTH        GROWTH         GROWTH        VALUE          BOND
ASSETS
Investments, at value*     $33,334,283   $133,438,429   $180,722,722  $37,111,987   $20,933,224
Foreign currencies, at
  value**                           --             --             --           --            --
Cash                               860            758        129,544       40,758            --
Receivables:
  Investment securities
    sold                     1,689,911      4,265,333     14,259,142      595,089     1,862,156
  Capital shares sold           81,985         23,935         25,922       37,986        25,993
  Dividends                      9,414         21,087         40,009       81,343         5,002
  Interest                          --             --             --           --       263,142
  Securities lending                --             --             --           --            --
  From investment advisor        4,240         17,897         34,398        5,242         9,897
Unrealized gain on
  forward currency
  contracts                         --             --             --           --         3,193
Other assets                        80            487            742           69         1,538
                           -----------   ------------   ------------  -----------   -----------
    Total Assets            35,120,773    137,767,926    195,212,479   37,872,474    23,104,145
                           -----------   ------------   ------------  -----------   -----------
LIABILITIES
Payables:
  Bank overdraft           $        --   $         --   $         --  $        --   $     1,795
  Investments purchased      1,974,322      4,949,572     14,615,541      644,901     1,770,744
  Capital shares
    purchased                       --         26,392          4,379        2,233        12,138
  Dividends                         --             --             --           --           131
  To investment advisor             --             --             --           --            --
Unrealized loss on
  forward currency
  contracts                         --             --             --           --            --
Other liabilities               53,934        245,046        357,961       57,651        44,452
                           -----------   ------------   ------------  -----------   -----------
    Total Liabilities        2,028,256      5,221,010     14,977,881      704,785     1,829,260
                           -----------   ------------   ------------  -----------   -----------
NET ASSETS                 $33,092,517   $132,546,916   $180,234,598  $37,167,689   $21,274,885
                           -----------   ------------   ------------  -----------   -----------
                           -----------   ------------   ------------  -----------   -----------

   * Investments, at cost  $31,209,851   $115,195,054   $158,856,659  $40,685,279   $21,405,036
                           -----------   ------------   ------------  -----------   -----------
                           -----------   ------------   ------------  -----------   -----------
  ** Foreign currencies,
    at cost                $        --   $         --   $         --  $        --   $       (32)
                           -----------   ------------   ------------  -----------   -----------
                           -----------   ------------   ------------  -----------   -----------
NET ASSETS CONSIST OF:
Paid-in capital            $31,971,803   $125,153,432   $154,077,801  $40,891,945   $22,016,130
Undistributed net
  investment income
  (loss)                       (60,535)      (275,529)      (601,634)     124,319        (8,261)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                  (943,184)   (10,574,363)     4,892,368     (275,283)     (264,942)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies      2,124,433     18,243,376     21,866,063   (3,573,292)     (468,042)
                           -----------   ------------   ------------  -----------   -----------
Net assets applicable to
  all shares outstanding   $33,092,517   $132,546,916   $180,234,598  $37,167,689   $21,274,885
                           -----------   ------------   ------------  -----------   -----------
                           -----------   ------------   ------------  -----------   -----------
Net Assets of Retirement
  Shares                   $23,623,204   $        469   $  2,499,820  $ 7,990,200   $ 2,752,086
Net Assets of
  Institutional Shares     $ 9,469,313   $132,546,447   $177,734,778  $29,177,489   $18,522,799
                           -----------   ------------   ------------  -----------   -----------
                           -----------   ------------   ------------  -----------   -----------
Retirement Shares
  outstanding                  796,177             23        157,771      386,337       225,357
Institutional Shares
  outstanding                  319,024      6,450,051     11,207,487    1,410,020     1,517,836
                           -----------   ------------   ------------  -----------   -----------
                           -----------   ------------   ------------  -----------   -----------
Net Asset Value --
  Retirement Share         $     29.67   $      20.55   $      15.84  $     20.68   $     12.21
Net Asset Value --
  Institutional Share      $     29.68   $      20.55   $      15.86  $     20.69   $     12.20
                           -----------   ------------   ------------  -----------   -----------
                           -----------   ------------   ------------  -----------   -----------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 1999 (UNAUDITED)

                           INTERNATIONAL    EMERGING
                            CORE GROWTH     COUNTRIES
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $   611,482    $    817,132
Interest                       150,239          44,992
Securities lending              22,492          23,354
                           -----------    ------------
  Total Income                 784,213         885,478
                           -----------    ------------
EXPENSES
Advisory fee                   524,339         928,603
Accounting and
  administration fees           44,929          59,135
Custodian fees                  75,264         252,887
Transfer agent fees and
  expenses                      17,004          19,806
Distribution and
  shareholder servicing
  fees                           1,217              --
Administrative services         52,434          74,288
Professional fees               24,636          32,419
Shareholder reporting            4,058           4,954
Registration fees                4,893           6,033
Trustees' fees and
  expenses                       3,712           4,886
Interest and credit
  facility fee                      --              --
Insurance                           --              --
Miscellaneous                    3,476           5,391
                           -----------    ------------
  Total Expenses               755,962       1,388,402
Expenses reimbursed            (20,671)       (166,499)
                           -----------    ------------
  Net Expenses                 735,291       1,221,903
                           -----------    ------------
NET INVESTMENT INCOME
  (LOSS)                        48,922        (336,425)
                           -----------    ------------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                (4,004,547)     (9,632,403)
  Foreign currency
    transactions              (265,091)       (734,706)
                           -----------    ------------
    Net realized gain
     (loss)                 (4,269,638)    (10,367,109)
                           -----------    ------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               15,659,490      14,011,735
  Other assets and
    liabilities
    denominated in
    foreign currencies           2,014           2,790
                           -----------    ------------
        Net unrealized
        appreciation
        (depreciation)      15,661,504      14,014,525
                           -----------    ------------
NET GAIN (LOSS) ON
  INVESTMENTS               11,391,866       3,647,416
                           -----------    ------------
NET INCREASE (DECREASE)
  IN NET
  ASSETS RESULTING FROM
  OPERATIONS               $11,440,788    $  3,310,991
                           -----------    ------------
                           -----------    ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                            LARGE CAP      MID CAP      SMALL CAP                  HIGH QUALITY
                             GROWTH        GROWTH         GROWTH        VALUE          BOND
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $   35,168   $     91,118   $   104,504   $   258,479    $  25,011
Interest                       23,102         78,053       131,702        17,400      543,515
Securities lending              5,374         89,451        65,299            --           --
                           ----------   ------------   -----------   -----------    ---------
  Total Income                 63,644        258,622       301,505       275,879      568,526
                           ----------   ------------   -----------   -----------    ---------
EXPENSES
Advisory fee                   79,025        399,315       769,119       108,446       36,702
Accounting and
  administration fees           5,420         62,687        78,790         9,217        8,686
Custodian fees                  6,325         23,170        28,870         5,752        8,488
Transfer agent fees and
  expenses                     10,253         20,119        22,853        10,922       10,182
Distribution and
  shareholder servicing
  fees                         18,588             --         1,901         6,542        2,346
Administrative services        10,537         53,242        76,932        14,459        8,156
Professional fees               2,940         34,516        43,341         5,035        4,777
Shareholder reporting             491          5,654         7,109           833          784
Registration fees                 580          6,871         8,625           997          950
Trustees' fees and
  expenses                        446          5,188         6,518           761          727
Interest and credit
  facility fee                     --             --            --            --           --
Insurance                          --             --            --            57           --
Miscellaneous                   1,374          4,340         6,866         1,523        1,572
                           ----------   ------------   -----------   -----------    ---------
  Total Expenses              135,979        615,102     1,050,924       164,544       83,370
Expenses reimbursed           (11,800)       (80,951)     (147,785)      (12,984)     (44,877)
                           ----------   ------------   -----------   -----------    ---------
  Net Expenses                124,179        534,151       903,139       151,560       38,493
                           ----------   ------------   -----------   -----------    ---------
NET INVESTMENT INCOME
  (LOSS)                      (60,535)      (275,529)     (601,634)      124,319      530,033
                           ----------   ------------   -----------   -----------    ---------
NET REALIZED AND
  UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                 (943,184)   (10,574,363)    4,892,368      (275,283)    (231,085)
  Foreign currency
    transactions                   --             --            --            --      (33,857)
                           ----------   ------------   -----------   -----------    ---------
    Net realized gain
     (loss)                  (943,184)   (10,574,363)    4,892,368      (275,283)    (264,942)
                           ----------   ------------   -----------   -----------    ---------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               2,124,433     18,243,376    21,866,063    (3,573,292)    (471,036)
  Other assets and
    liabilities
    denominated in
    foreign currencies             --             --            --            --        2,994
                           ----------   ------------   -----------   -----------    ---------
        Net unrealized
        appreciation
        (depreciation)      2,124,433     18,243,376    21,866,063    (3,573,292)    (468,042)
                           ----------   ------------   -----------   -----------    ---------
NET GAIN (LOSS) ON
  INVESTMENTS               1,181,249      7,669,013    26,758,431    (3,848,575)    (732,984)
                           ----------   ------------   -----------   -----------    ---------
NET INCREASE (DECREASE)
  IN NET
  ASSETS RESULTING FROM
  OPERATIONS               $1,120,714   $  7,393,484   $26,156,797   $(3,724,256)   $(202,951)
                           ----------   ------------   -----------   -----------    ---------
                           ----------   ------------   -----------   -----------    ---------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
PERIOD ENDED SEPTEMBER 30, 1999

                           INTERNATIONAL CORE GROWTH   EMERGING COUNTRIES
                           ------------------------------------------------
                                    FOR THE                  FOR THE
                                 PERIOD ENDED             PERIOD ENDED
                              SEPTEMBER 30, 1999       SEPTEMBER 30, 1999
                           -------------------------  ---------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                       $     48,922             $   (336,425)
  Net realized gain
    (loss)                         (4,269,638)             (10,367,109)
  Net unrealized
    appreciation
    (depreciation)                 15,661,504               14,014,525
                                 ------------             ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                   11,440,788                3,310,991
                                 ------------             ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Retirement Class                       --                       --
    Institutional Class                    --                       --
  From net realized gains
    Retirement Class                       --                       --
    Institutional Class                    --                       --
                                 ------------             ------------
    Total distributions                    --                       --
                                 ------------             ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Retirement Class                4,809,042                      465
    Institutional Class           155,230,568              185,723,902
  Distributions
    reinvested
    Retirement Class                       --                       --
    Institutional Class                    --                       --
  Cost of shares redeemed
    Retirement Class               (2,026,704)                      --
    Institutional Class            (9,484,944)              (2,331,823)
                                 ------------             ------------
    Net increase
      (decrease) in net
      assets from share
      transactions                148,527,962              183,392,544
                                 ------------             ------------
    Net Increase
      (Decrease) in Net
      Assets                      159,968,750              186,703,535
NET ASSETS
  Beginning                                --                       --
                                 ------------             ------------
  Ending                         $159,968,750             $186,703,535
                                 ------------             ------------
                                 ------------             ------------
  Undistributed net
    investment income
    (loss), ending               $     48,922             $   (336,425)
                                 ------------             ------------
                                 ------------             ------------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                     2,980,077                       28
    Distributions
      reinvested                           --                       --
    Shares redeemed                  (552,831)                      --
                                 ------------             ------------
    Net Retirement Share
      Activity                      2,427,246                       28
                                 ------------             ------------
                                 ------------             ------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                     7,417,704               11,674,140
    Distributions
      reinvested                           --                       --
    Shares redeemed                  (461,821)                (141,877)
                                 ------------             ------------
    Net Institutional
      Share Activity                6,955,883               11,532,263
                                 ------------             ------------
                                 ------------             ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                             LARGE CAP GROWTH        MID CAP GROWTH        SMALL CAP GROWTH             VALUE
                           ------------------------------------------------------------------------------------------
                                  FOR THE                FOR THE                FOR THE                FOR THE
                               PERIOD ENDED           PERIOD ENDED           PERIOD ENDED           PERIOD ENDED
                            SEPTEMBER 30, 1999     SEPTEMBER 30, 1999     SEPTEMBER 30, 1999     SEPTEMBER 30, 1999
                           ---------------------  ---------------------  ---------------------  ---------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   (60,535)           $   (275,529)          $   (601,634)          $   124,319
  Net realized gain
    (loss)                        (943,184)            (10,574,363)             4,892,368              (275,283)
  Net unrealized
    appreciation
    (depreciation)               2,124,433              18,243,376             21,866,063            (3,573,292)
                               -----------            ------------           ------------           -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                 1,120,714               7,393,484             26,156,797            (3,724,256)
                               -----------            ------------           ------------           -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Retirement Class                    --                      --                     --                    --
    Institutional Class                 --                      --                     --                    --
  From net realized gains
    Retirement Class                    --                      --                     --                    --
    Institutional Class                 --                      --                     --                    --
                               -----------            ------------           ------------           -----------
    Total distributions                 --                      --                     --                    --
                               -----------            ------------           ------------           -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Retirement Class            10,851,295                     448              2,797,535             9,107,666
    Institutional Class         23,616,876             135,122,782            199,180,086            33,956,891
  Distributions
    reinvested
    Retirement Class                    --                      --                     --                    --
    Institutional Class                 --                      --                     --                    --
  Cost of shares redeemed
    Retirement Class            (1,455,861)                     --               (493,966)             (562,000)
    Institutional Class         (1,040,507)             (9,969,798)           (47,405,854)           (1,610,612)
                               -----------            ------------           ------------           -----------
    Net increase
      (decrease) in net
      assets from share
      transactions              31,971,803             125,153,432            154,077,801            40,891,945
                               -----------            ------------           ------------           -----------
    Net Increase
      (Decrease) in Net
      Assets                    33,092,517             132,546,916            180,234,598            37,167,689
NET ASSETS
  Beginning                             --                      --                     --                    --
                               -----------            ------------           ------------           -----------
  Ending                       $33,092,517            $132,546,916           $180,234,598           $37,167,689
                               -----------            ------------           ------------           -----------
                               -----------            ------------           ------------           -----------
  Undistributed net
    investment income
    (loss), ending             $   (60,535)           $   (275,529)          $   (601,634)          $   124,319
                               -----------            ------------           ------------           -----------
                               -----------            ------------           ------------           -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                    828,873                      23                197,011               411,817
    Distributions
      reinvested                        --                      --                     --                    --
    Shares redeemed                (32,696)                     --                (39,240)              (25,480)
                               -----------            ------------           ------------           -----------
    Net Retirement Share
      Activity                     796,177                      23                157,771               386,337
                               -----------            ------------           ------------           -----------
                               -----------            ------------           ------------           -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                    377,427               6,943,371             14,204,633             1,481,585
    Distributions
      reinvested                        --                      --                     --                    --
    Shares redeemed                (58,403)               (493,320)            (2,997,146)              (71,565)
                               -----------            ------------           ------------           -----------
    Net Institutional
      Share Activity               319,024               6,450,051             11,207,487             1,410,020
                               -----------            ------------           ------------           -----------
                               -----------            ------------           ------------           -----------

                             HIGH QUALITY BOND
                           ---------------------
                                  FOR THE
                               PERIOD ENDED
                            SEPTEMBER 30, 1999
                           ---------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                     $   530,033
  Net realized gain
    (loss)                        (264,942)
  Net unrealized
    appreciation
    (depreciation)                (468,042)
                               -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations                  (202,951)
                               -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Retirement Class               (64,653)
    Institutional Class           (473,641)
  From net realized gains
    Retirement Class                    --
    Institutional Class                 --
                               -----------
    Total distributions           (538,294)
                               -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Retirement Class             3,048,890
    Institutional Class         19,344,295
  Distributions
    reinvested
    Retirement Class                64,652
    Institutional Class            473,511
  Cost of shares redeemed
    Retirement Class              (294,568)
    Institutional Class           (620,650)
                               -----------
    Net increase
      (decrease) in net
      assets from share
      transactions              22,016,130
                               -----------
    Net Increase
      (Decrease) in Net
      Assets                    21,274,885
NET ASSETS
  Beginning                             --
                               -----------
  Ending                       $21,274,885
                               -----------
                               -----------
  Undistributed net
    investment income
    (loss), ending             $    (8,261)
                               -----------
                               -----------
RETIREMENT CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                    245,920
    Distributions
      reinvested                     5,291
    Shares redeemed                (25,854)
                               -----------
    Net Retirement Share
      Activity                     225,357
                               -----------
                               -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                  1,529,181
    Distributions
      reinvested                    38,775
    Shares redeemed                (50,120)
                               -----------
    Net Institutional
      Share Activity             1,517,836
                               -----------
                               -----------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
------------------------------------------------------------------------

NOTE A -- ORGANIZATION

  Nicholas-Applegate Institutional Funds (the "Trust") is an open-end management investment company. The Trust was established as a Delaware business trust on December 17, 1992 and consists of nineteen separate portfolios (collectively the "Funds" and each a "Fund"). Each Fund's investment objectives, strategies and risks are discussed in the prospectus dated July 9, 1999. All of the Funds offer Institutional shares ("Class I") and seven Funds offer Retirement shares
("Class R"). The Class R shares have no sales charge and distribution fees but have a shareholder servicing fee. The seven Funds offering Class R shares are covered in this report with each Fund's operations accounted for separately.

REORGANIZATION

  Prior to July 24, 1998, the Nicholas-Applegate mutual fund complex was organized in a "master-feeder" investment structure. Under that structure, the Nicholas-Applegate Mutual Funds invested all of their assets in corresponding portfolios, or series, of the Nicholas-Applegate Investment Trust (the "Trust"). On July 24, 1998, the shareholders of the Nicholas-Applegate Mutual Funds approved a plan that reorganized the "master-feeder" arrangement into a multi-class structure in which the Nicholas-Applegate Mutual Funds invested in securities directly and offered various classes of shares through multiple distribution channels. At the same time, the Trust was liquidated.

  In May 1999, the Trust was reactivated and renamed Nicholas-Applegate Institutional Funds to be the successor entity to the assets of the "Institutional" series and the Class I shares of the Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds). On May 7, 1999, substantially all of those "Institutional" assets transferred to the Trust. The investment objectives, policies and limitations of the Funds of the Trust are identical in every respect to the corresponding portfolios of the Nicholas-Applegate Mutual Funds. The investment management fees and expenses limitations are also identical. Since both the Trust and the Nicholas-Applegate Mutual Funds are organized as Delaware business trusts under substantially similar trust instruments, shareholder rights in the two funds are substantially identical. Both funds are authorized to issue an unlimited number of shares.

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

  Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with generally accepted accounting principles

SECURITY VALUATIONS

  The Funds value equity securities traded on national or international exchanges and market systems at the last sales price reported by the security's primary market at the time of daily valuation. If a last sales price is not available, these securities are valued at the mean between last reported bid and ask prices. Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined under the direction of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are accounted for as of trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

  Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the same basis as used for federal tax reporting.

FOREIGN CURRENCY TRANSACTIONS

  At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

  Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy.

FUTURES CONTRACTS

  Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

  Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Fund allocates income, gains and losses, both realized and unrealized and expenses, except for Class specific expenses, based on the relative net assets of each Class.

SECURITIES LENDING

  Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

  The market value of securities on loan and the related collateral at September 30, 1999 were:

                                            MARKET VALUE   COLLATERAL
FUND                                         (IN 000'S)    (IN 000'S)
----                                        ------------   -----------
International Core Growth.................    $ 16,930      $ 17,766
Emerging Countries........................      15,244        16,175
Large Cap Growth..........................       1,432         1,476
Mid Cap Growth............................      28,139        28,952
Small Cap Growth..........................      14,828        15,358

FEDERAL INCOME TAXES

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

  Capital loss carryforwards may be used to offset current or future capital gains until expiration. There are no capital loss carryforwards as of March 31, 1999 affecting the seven "R" class Funds.

DISTRIBUTIONS TO SHAREHOLDERS

  The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly or monthly in accordance with the prospectus.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTE C -- TRANSACTIONS WITH AFFILIATES

  Nicholas-Applegate Capital Management, as the Investment Advisor of the Funds, receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Emerging Countries..................   1.25%
Small Cap Growth and International
  Core Growth.......................   1.00%
Large Cap Growth, Value and Mid Cap
  Growth............................   0.75%
High Quality Bond...................   0.45%

  The fees are reduced on Mid Cap Growth, High Quality Bond and International Core Growth when the average net assets exceed $500 million.

  Under an Administrative Services agreement the Investment Advisor provides operational support services to the Funds at an annual fee on average daily net assets of 0.10%.

  The Investment Advisor has agreed to limit the Fund's expenses to certain levels through March 31, 2000. Expenses reimbursed by the Investment Advisor through May 6, 1999 may be recouped from the Funds within five years after the year in which they are reimbursed. Any expenses reimbursed after May 6, 1999 may be recouped within three years after the year in which they are reimbursed. The Investment Advisor will recover such reimbursements to the extent of the differences between a Fund's actual expenses (exclusive of interest expense, taxes,

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

brokerage and the costs of establishing and maintaining the Mauritius investment company) when they fall below the limit, and the voluntary limit.

                               INSTITUTIONAL   RETIREMENT   UNREIMBURSED
FUND                               CLASS         CLASS         AMOUNTS
-----------------------------  -------------   ----------   -------------
International Core Growth....      1.40%         1.65%       $  516,550
Emerging Countries...........      1.65%         1.90%        2,422,618
Large Cap Growth.............      1.00%         1.25%          311,916
Mid Cap Growth...............      1.00%         1.25%        1,628,180
Small Cap Growth.............      1.17%         1.42%        1,801,169
Value........................      1.00%         1.25%          285,287
High Quality Bond............      0.45%         0.70%        1,949,059

  The Retirement Class has a shareholder servicing agreement with the Distributor. The shareholder servicing plan is a compensation plan, which compensates the Distributor for expenses in connection with non-distribution shareholder services provided by the Distributor to other financial institutions. The Retirement Class pays an annual fee on its average daily net assets of up to 0.25% under the shareholder servicing agreement.

  Certain officers of the Trust are also officers of the Investment Advisor and Distributor. The Trustees who are not affiliated with the Investment Advisor receive annual compensation of approximately $18,000 each from the Trust.

NOTE D -- INVESTMENT TRANSACTIONS

  The following table presents purchases and sales of securities, excluding short-term investments, during the period ended September 30, 1999 to indicate the volume of transactions in each Fund. The tax cost of securities held at September 30, 1999, and the related gross and net unrealized appreciation and depreciation, provides aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                                  NET
                                                                  GROSS          GROSS         UNREALIZED
                                                                UNREALIZED     UNREALIZED     APPRECIATION
                        PURCHASES      SALES       TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                    (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)      (IN 000'S)
----                    ----------   ----------   ----------   ------------   ------------   --------------
International Core
 Growth...............   $185,133     $155,012     $152,685      $18,947        $ 3,288         $15,659
Emerging Countries....    264,086      245,243      174,315       23,157          9,145          14,012
Large Cap Growth......     57,910       27,051       31,210        3,159          1,035           2,124
Mid Cap Growth........    186,196      238,532      115,195       24,639          6,396          18,243
Small Cap Growth......    159,881      256,773      158,857       31,976         10,110          21,866
Value.................     40,375       16,701       40,685          573          4,146          (3,573)
High Quality Bond.....     31,449       26,222       21,405           52            523            (471)

NOTE E -- FINANCIAL INSTRUMENTS

  During the period, several of the Funds have been party to financial instruments with off-balance sheet risks, including forward foreign currency contracts and futures contracts, primarily in an attempt to minimize the risk to the Fund, in respect of its portfolio transactions. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from unexpected movement in currencies, securities values and interest rates. The contract amounts indicate the extent of the Funds' involvement in such contracts. Forwards: When entering a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed upon future date.

  At September 30, 1999, High Quality Fund had outstanding forward contracts for the purchase and sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward foreign exchange rates at the dates of entry

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

into the contracts and the forward rates at the reporting date, or the date an offsetting position, if any, has been entered into.

                                                                                      NET
                                                                                   UNREALIZED
                                         LOCAL        SETTLEMENT       MARKET    APPRECIATION/
                                       CURRENCY          DATE          VALUE     (DEPRECIATION)
                                       ---------   ----------------   --------   --------------
                                                                        US$           US$
HIGH QUALITY BOND
To Buy:
Australian Dollar....................    160,000   November 9, 1999    104,478         (946)

European Euro........................    100,000    October 7, 1999    106,523        2,243
European Euro........................    125,000    October 7, 1999    133,154          967
European Euro........................    100,000    October 7, 1999    106,523          303
European Euro........................     75,000    October 7, 1999     79,892          264
European Euro*.......................     20,000    October 7, 1999     21,305          430
European Euro*.......................    100,000    October 7, 1999    106,523          123
European Euro*.......................     80,000    October 7, 1999     85,219        1,721

New Zealand Dollar...................     25,000    October 7, 1999     12,911         (312)
New Zealand Dollar*..................    470,000    October 7, 1999    242,723         (751)
New Zealand Dollar*..................    125,000    October 7, 1999     64,554         (200)

To Sell:
Danish Krona.........................  1,350,000    October 7, 1999   (193,446)      (4,737)

European Euro........................    130,000    October 7, 1999   (138,480)      (4,775)
European Euro........................    590,000    October 7, 1999   (628,487)       5,320
European Euro*.......................     20,000    October 7, 1999    (21,305)        (506)
European Euro*.......................    100,000    October 7, 1999   (106,523)      (2,528)
European Euro*.......................     80,000    October 7, 1999    (85,219)      (2,939)

New Zealand Dollar...................     25,000    October 7, 1999    (12,911)         297
New Zealand Dollar*..................    470,000    October 7, 1999   (242,723)       7,735
New Zealand Dollar*..................    125,000    October 7, 1999    (64,554)       1,484
                                                                                     ------
Net equity in foreign currency
 exchange contracts..................                                                 3,193
                                                                                     ======

* The Fund has entered into offsetting forward currency contracts.

SPECIAL MEETINGS OF SHAREHOLDERS

  A special meeting of shareholders of the Trust was held at the offices of the Trust on July 15, 1999. Shareholders of the Trust were asked to approve a new Subadvisory Agreement between Nicholas-Applegate Capital Management and Criterion Investment Management LLC (the "Subadvisory Agreement") for High Quality Bond Fund. In the matter of approving the new Subadvisory Agreement, 1,414,700 shares of the High Quality Bond Fund voted in favor, 0 shares voted against and 716 shares abstained from voting.

--------------------------------------------------------------------------------

               TRUSTEES OF NICHOLAS-APPLEGATE INSTITUTIONAL FUNDS

                               Arthur E. Nicholas
                                 Walter E. Auch
                               Darlene T. DeRemer
                                George F. Keane

                                    OFFICERS

                         John J.P. McDonnell, PRESIDENT
                         E. Blake Moore, Jr., SECRETARY
                          C. William Maher, TREASURER

                               INVESTMENT ADVISER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                 Brown Brothers Harriman & Co., Private Bankers

                                 TRANSFER AGENT

                       State Street Bank & Trust Company

NICHOLAS-APPLEGATE-Registered
                   Trademark-
MUTUAL FUNDS

600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor






                                                                      SEMI99RET